As filed with the Securities and Exchange Commission on November 22, 2024
Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

BLUE OWL TECHNOLOGY FINANCE CORP.
(Exact name of registrant as specified in charter)

399 Park Avenue
New York, NY 10022
(212) 419-3000
(Address and telephone number, including area code, of principal executive offices)
Jonathan Lamm
Chief Operating Officer and Chief Financial Officer
399 Park Avenue
New York, NY 10022
(Name and address of agent for service)

COPIES TO:

Cynthia M. Krus, Esq. Kristin H. Burns, Esq. Dwaune L. Dupree, Esq. Eversheds Sutherland (US) LLP 700 Sixth Street, NW Washington, DC 20004 Tel: (202) 383-0100	Monica J. Shilling, P.C. Nicole M. Runyan, P.C. Philippa Bond, P.C. Kirkland & Ellis LLP 2049 Century Park East, Suite 3700 Los Angeles, CA 90067 Tel: (310) 552-4200	Eric S. Purple. Esq. Nicole Simon, Esq. Stradley Ronon Stevens & Young, LLP 2000 K St, NW Washington DC 20004 Tel: (202) 822-9611

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the merger described in the enclosed document.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where such offer or sale is not permitted.
PRELIMINARY - SUBJECT TO COMPLETION - DATED NOVEMBER 22, 2024
BLUE OWL TECHNOLOGY FINANCE CORP.
399 Park Avenue
New York, NY 10022
MERGER PROPOSED - YOUR VOTE IS VERY IMPORTANT
[  ], 20[__]
Dear Shareholder:
On behalf of our Board of Directors (the “Board”) and our entire team, I am pleased to invite you to attend the special meeting of shareholders (the “OTF Special Meeting”) of Blue Owl Technology Finance Corp., a Maryland corporation (“OTF”), to be held virtually on [ ], 20[ ] at [ ] [a.m.], Eastern Time, at the following website www.[ ].com.
Only holders of common stock of OTF (“OTF Shareholders”) of record as of the close of business on [ ], 20[ ] are entitled to notice of, and to vote at, the OTF Special Meeting, or any adjournment(s) or postponement(s) thereof.
At the OTF Special Meeting, you will be asked to approve OTF’s Second Articles of Amendment and Restatement (the “Amended OTF Charter”), which includes proposed changes to the Articles of Amendment and Restatement of OTF as described in the accompanying joint proxy statement/prospectus (such proposal is referred to herein as the “OTF Charter Amendment Proposal”). As described in the OTF Charter Amendment Proposal, the Amended OTF Charter includes restrictions on the transfer of shares of OTF common stock, par value $0.01 per share (the “OTF Common Stock”) through the 365-day period following a listing of the OTF Common Stock on a national securities exchange as follows: (i) through 180 days after the date of the listing for all of the shares of OTF Common Stock held by an OTF Shareholder prior to the date of the listing, (ii) through 270 days after the date of the listing for two-thirds of the shares of OTF Common Stock held by an OTF Shareholder prior to the date of the listing and (iii) through 365 days after the date of the listing for one-third of the shares of OTF Common Stock held by an OTF Shareholder prior to the date of the listing.
The Board, including all of the independent directors, unanimously recommends that you vote “FOR” the approval of the OTF Charter Amendment Proposal.
Approval by OTF Shareholders of the OTF Charter Amendment Proposal is a condition to the proposed combination of OTF and Blue Owl Technology Finance Corp. II, a Maryland corporation (“OTF II”), by a series of mergers and related transactions pursuant to an Agreement and Plan of Merger, dated as of November 12, 2024 (the “Merger Agreement”), by and among OTF, OTF II, Oriole Merger Sub Inc., a Maryland corporation and wholly owned subsidiary of OTF (“Merger Sub”), Blue Owl Technology Credit Advisors LLC, a Delaware limited liability company (“OTF Adviser”) (for the limited purposes set forth therein and as described below), and Blue Owl Technology Credit Advisors II LLC, a Delaware limited liability company (“OTF II Adviser”) (for the limited purposes set forth therein and as described below). Pursuant to the Merger Agreement, Merger Sub will merge with and into OTF II with OTF II continuing as the surviving company (the “Initial Merger”). Immediately following the Initial Merger, OTF II, as the surviving company, would merge with and into OTF with OTF continuing as the surviving company (the “Second Merger” and together, with the Initial Merger, the “Mergers”). OTF Adviser and OTF II Adviser are each a party to the Merger Agreement for the following limited purpose: to (i) deliver the calculation of the Closing OTF NAV (as defined below) or the Closing OTF II NAV (as defined below), as applicable, and (ii) make customary representations and warranties. OTF Adviser is also party to the Merger Agreement because it has agreed to reimburse each of OTF and OTF II for 50% of all fees and expenses incurred and payable by each party in connection with the Mergers, subject to certain terms, conditions and limitations included in the Merger Agreement. OTF II Adviser is also party to the Merger Agreement because it is a party to the investment advisory agreement and administration agreement with OTF II, which the Merger Agreement stipulates will be automatically terminated immediately after the effective time of the Initial Merger and immediately prior to the Second Merger.
In addition to the approval by OTF Shareholders of the OTF Charter Amendment Proposal, closing of the Mergers is contingent upon approval by the holders of common stock of OTF II (“OTF II Shareholders”) of a proposal to adopt the Merger Agreement and approve the Initial Merger, and certain other closing conditions. The approval of the OTF Charter Amendment Proposal is not contingent on OTF II Shareholder approval of the proposal to adopt the Merger Agreement and approve the Initial Merger. The Amended OTF Charter, if approved by OTF Shareholders, will become effective even if OTF II Shareholders do not approve the proposal to adopt the Merger Agreement and approve the Initial Merger or if the Mergers do not close.
Subject to the terms and conditions of the Merger Agreement, if the Mergers are completed, each holder of OTF II common stock, par value $0.01 per share (“OTF II Common Stock”), issued and outstanding immediately prior to the effective time of the Mergers will have the right to receive, for each share of OTF II Common Stock, a number of shares of OTF Common Stock, equal to the
Exchange Ratio (as defined below), provided, that the Exchange Ratio shall be appropriately adjusted if, between the Determination Date (as defined below) and the effective time of the Mergers, the respective outstanding shares of OTF Common Stock or OTF II Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution shall be authorized and declared with a record date within such period.
As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the closing of the Initial Merger (such date, the “Determination Date”) each of OTF and OTF II will deliver to the other a calculation of its net asset value (“NAV”) as of such date (such calculation with respect to OTF, the “Closing OTF NAV” and such calculation with respect to OTF II, the “Closing OTF II NAV”), in each case in good faith and based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties) historically used by OTF or OTF II, as applicable, in preparing the calculation of NAV per share of OTF Common Stock or OTF II Common Stock, as applicable (with an accrual for any dividends declared and not yet paid). The Closing OTF NAV and Closing OTF II NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement.
The Exchange Ratio will be calculated as the quotient (rounded to the fourth nearest decimal) of the per share NAV of OTF II (the “OTF II Per Share NAV”) and the per share NAV of OTF (the “OTF Per Share NAV”) as of the Determination Date.
No fractional shares of OTF Common Stock will be issued, and OTF II Shareholders will receive cash in lieu of fractional shares.
The notice of the OTF Special Meeting and joint proxy statement/prospectus accompanying this letter provide a further outline of the Mergers and the business to be conducted at the OTF Special Meeting.
Your vote is extremely important! Your immediate response will help avoid potential delays and expenses associated with soliciting shareholder votes. I urge you to complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope at your earliest convenience to assure that your shares are represented at the OTF Special Meeting. If you prefer, you can authorize your proxy through the internet or by telephone as described in the accompanying joint proxy statement/prospectus and on the enclosed proxy card.
Sincerely yours,
Craig W. Packer
Chief Executive Officer and Director
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of OTF Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This joint proxy statement/prospectus is dated [  ], 20[__] and it is first being mailed or otherwise delivered to OTF Shareholders on or about [  ], 20[__].

Blue Owl Technology Finance Corp. 399 Park Avenue New York, NY 10022 (212) 419-3000	Blue Owl Technology Finance Corp. II 399 Park Avenue New York, NY 10022 (212) 419-3000

BLUE OWL TECHNOLOGY FINANCE CORP.
399 Park Avenue
New York, NY 10022
(212) 419-3000
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [  ], 20[__]
Notice is hereby given to the owners of shares of common stock (the “OTF Shareholders”) of Blue Owl Technology Finance Corp., a Maryland corporation (“OTF”), that:
A Special Meeting of Shareholders (the “OTF Special Meeting”) of OTF will be held virtually on [  ], 20[__] at [  ], Eastern Time, at the following website: www.[  ].com for OTF Shareholders to approve OTF’s Second Articles of Amendment and Restatement (the “Amended OTF Charter”), which includes proposed changes to the Articles of Amendment and Restatement of OTF as described in the accompanying joint proxy statement/prospectus (such proposal is referred to herein as the “OTF Charter Amendment Proposal”). As described in the OTF Charter Amendment Proposal, the Amended OTF Charter includes restrictions on the transfer of shares of OTF common stock, par value $0.01 per share (the “OTF Common Stock”) through the 365-day period following a listing of the OTF Common Stock on a national securities exchange as follows: (i) through 180 days after the date of the listing for all of the shares of OTF Common Stock held by an OTF Shareholder prior to the date of the listing, (ii) through 270 days after the date of the listing for two-thirds of the shares of OTF Common Stock held by an OTF Shareholder prior to the date of the listing and (iii) through 365 days after the date of the listing for one-third of the shares of OTF Common Stock held by an OTF Shareholder prior to the date of the listing.
Approval by OTF Shareholders of the OTF Charter Amendment Proposal is a condition to the proposed combination of OTF and Blue Owl Technology Finance Corp. II, a Maryland corporation (“OTF II”), by a series of mergers and related transactions pursuant to an Agreement and Plan of Merger, dated as of November 12, 2024 (the “Merger Agreement”), by and among OTF, OTF II, Oriole Merger Sub Inc., a Maryland corporation and wholly owned subsidiary of OTF (“Merger Sub”), Blue Owl Technology Credit Advisors LLC, a Delaware limited liability company (“OTF Adviser”) (for the limited purposes set forth therein), and Blue Owl Technology Credit Advisors II LLC, a Delaware limited liability company (for the limited purposes set forth therein). Pursuant to the Merger Agreement, Merger Sub will merge with and into OTF II with OTF II continuing as the surviving company (the “Initial Merger”). Immediately following the Initial Merger, OTF II, as the surviving company, would merge with and into OTF with OTF continuing as the surviving company (the “Second Merger” and together, with the Initial Merger, the “Mergers”). The Mergers are taking place in two steps to preclude imposition of corporate-level income tax should the transaction fail to qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended, and OTF II fails to qualify as a regulated investment company for any reason.
In addition to approval by the OTF Shareholders of the OTF Charter Amendment Proposal, closing of the Mergers is contingent upon approval by holders of common stock of OTF II of a proposal to adopt the Merger Agreement and approve the Initial Merger, and certain other closing conditions.
Subject to the terms and conditions of the Merger Agreement, if the Initial Merger is completed, each holder of OTF II common stock, par value $0.01 per share (“OTF II Common Stock”), issued and outstanding immediately prior to the effective time of the Initial Merger will have the right to receive, for each share of OTF II Common Stock, a number of shares of OTF Common Stock, equal to the Exchange Ratio (as defined below), provided, that the Exchange Ratio shall be appropriately adjusted if, between the Determination Date (as defined below) and the effective time of the Mergers, the respective outstanding shares of OTF Common Stock or OTF II Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution shall be authorized and declared with a record date within such period.
As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the closing of the Initial Merger (such date, the “Determination Date”) each of OTF and OTF II will deliver to the other a calculation of its net asset value (“NAV”) as of such date (such calculation with respect to OTF, the “Closing OTF NAV” and such calculation with respect to OTF II, the “Closing OTF II NAV”), in each case in good faith and based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties) historically used by OTF or OTF II, as applicable, in preparing the calculation of NAV per share of OTF Common Stock or OTF II Common Stock, as applicable (with an accrual for any dividends declared and not yet paid). The Closing OTF NAV and Closing OTF II NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement.
Under the terms of the Merger Agreement, the “Exchange Ratio” is calculated by taking into account the per share net asset value (“NAV”) of OTF (the “OTF Per Share NAV”) and the per share NAV of OTF II (the “OTF II Per Share NAV”) on a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the closing of the Initial Merger (such date, the “Determination

Date”). See “Summary of the Merger–Merger Consideration” in the joint proxy statement/prospectus accompanying this letter for a full description of the determination of the Exchange Ratio pursuant to the Merger Agreement.
Enclosed is a copy of the joint proxy statement/prospectus and the proxy card. You have the right to receive notice of, and to vote at, the OTF Special Meeting if you were an OTF Shareholder of record at the close of business on [  ], 20[__] . Whether or not you expect to be present virtually at the OTF Special Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or authorize your proxy via the internet or telephone. Instructions are shown on the proxy card.
Your vote is extremely important to OTF. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the OTF Special Meeting, the OTF Special Meeting may be adjourned in order to permit further solicitation of proxies by OTF.
The Amended OTF Charter, the Mergers and the Merger Agreement are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the Merger Agreement is attached to this joint proxy statement/prospectus as Annex A and a copy of the Amended OTF Charter is attached to this joint proxy statement/prospectus as Annex F.
THE OTF BOARD OF DIRECTORS (THE “OTF BOARD”), INCLUDING, AFTER SEPARATE MEETINGS AND DISCUSSION, ALL OF THE INDEPENDENT DIRECTORS, AND UPON RECOMMENDATION OF A COMMITTEE OF THE OTF BOARD COMPRISED SOLELY OF THE INDEPENDENT DIRECTORS OF OTF (THE “OTF SPECIAL COMMITTEE”), HAS UNANIMOUSLY APPROVED THE OTF CHARTER AMENDMENT PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT OTF SHAREHOLDERS VOTE “FOR” THE OTF CHARTER AMENDMENT PROPOSAL.
By Order of the OTF Board of Directors,
Neena A. Reddy
Secretary
[ ], 20[__]
This is an important meeting. To ensure proper representation at the meeting, please promptly authorize a proxy over the internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the OTF Board. Instructions are shown on the proxy card. Authorizing a proxy is important to ensure a quorum at the OTF Special Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the OTF Special Meeting and voting virtually. In addition to the use of mail, directors, officers and regular employees of OTF Adviser, without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from OTF Shareholders. The address of OTF Adviser is 399 Park Avenue, 37th Floor, New York, NY 10022.
Important notice regarding the availability of proxy materials for the OTF Special Meeting, OTF’s joint proxy statement/prospectus and the proxy card are available at www.[ ].com.

BLUE OWL TECHNOLOGY FINANCE CORP. II
399 Park Avenue
New York, NY 10022
MERGER PROPOSED - YOUR VOTE IS VERY IMPORTANT
[  ], 20[__]
Dear Shareholder:
On behalf of our Board of Directors (the “Board”) and our entire team, I am pleased to invite you to attend the special meeting of shareholders (the “OTF II Special Meeting”) of Blue Owl Technology Finance Corp. II, a Maryland corporation (“OTF II”), to be held virtually on [  ], 20[__] at [  ] [a.m.], Eastern Time, at the following website www.[  ].com.
Only holders of common stock of OTF II (“OTF II Shareholders”) of record as of the close of business on [ ] are entitled to notice of, and to vote at, the OTF II Special Meeting, or any adjournment(s) or postponement(s) thereof.
At the OTF II Special Meeting, you will be asked to adopt the Agreement and Plan of Merger, dated as of November 12, 2024 (the “Merger Agreement”), by and among OTF II, Blue Owl Technology Finance Corp., a Maryland corporation (“OTF”), Oriole Merger Sub Inc., a Maryland corporation and wholly owned subsidiary of OTF (“Merger Sub”), Blue Owl Technology Credit Advisors LLC, a Delaware limited liability company (“OTF Adviser”) (for the limited purposes set forth therein and as described below), and Blue Owl Technology Credit Advisors II LLC, a Delaware limited liability company (“OTF II Adviser”) (for the limited purposes set forth therein and as described below), and approve the Initial Merger (as defined below) (such proposal is referred to herein as the “Merger Proposal”). OTF Adviser and OTF II Adviser are each a party to the Merger Agreement for the following limited purpose: to (i) deliver the calculation of the Closing OTF NAV (as defined below) or the Closing OTF II NAV (as defined below), as applicable, and (ii) make customary representations and warranties. OTF Adviser is also party to the Merger Agreement because it has agreed to reimburse each of OTF and OTF II for 50% of all fees and expenses incurred and payable by each party in connection with the Mergers, subject to certain terms, conditions and limitations included in the Merger Agreement. OTF II Adviser is also party to the Merger Agreement because it is a party to the investment advisory agreement and administration agreement with OTF II, which the Merger Agreement stipulates will be automatically terminated immediately after the effective time of the Initial Merger and immediately prior to the Second Merger.
The Board, including all of the independent directors, and upon recommendation of a committee of the Board comprised solely of the independent directors, unanimously recommends that you vote “FOR” the approval of the Merger Proposal.
Closing of the Mergers (as defined below) is contingent upon OTF II Shareholder approval of the Merger Proposal, approval by holders of common stock of OTF (“OTF Shareholders”) of a proposal to approve OTF’s Second Articles of Amendment and Restatement (the “Amended OTF Charter”), and certain other closing conditions.
OTF and OTF II are proposing a combination of both companies by a series of mergers and related transactions pursuant to the Merger Agreement pursuant to which Merger Sub will merge with and into OTF II with OTF II continuing as the surviving company (the “Initial Merger”). Immediately following the Initial Merger, OTF II, as the surviving company, would merge with and into OTF with OTF continuing as the surviving company (the “Second Merger” and together, with the Initial Merger, the “Mergers”).
Subject to the terms and conditions of the Merger Agreement, if the Mergers are completed, each holder of OTF II common stock, par value $0.01 per share (“OTF II Common Stock”), issued and outstanding immediately prior to the effective time of the Mergers will have the right to receive, for each share of OTF II Common Stock, a number of shares of OTF common stock, par value $0.01 per share (“OTF Common Stock”), equal to the Exchange Ratio (as defined below), provided, that the Exchange Ratio shall be appropriately adjusted if, between the Determination Date (as defined below) and the effective time of the Mergers, the respective outstanding shares of OTF Common Stock or OTF II Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution shall be authorized and declared with a record date within such period.
As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the closing of the Initial Merger (such date, the “Determination Date”) each of OTF and OTF II will deliver to the other a calculation of its net asset value (“NAV”) as of such date (such calculation with respect to OTF, the “Closing OTF NAV” and such calculation with respect to OTF II, the “Closing OTF II NAV”), in each case in good faith and based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties) historically used by OTF or OTF II, as applicable, in preparing the calculation of NAV per share of OTF Common Stock or OTF II Common Stock, as applicable (with an accrual for any dividends declared and not yet paid). The Closing OTF NAV and Closing OTF II NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement.

The Exchange Ratio will be calculated as the quotient (rounded to the fourth nearest decimal) of the per share NAV of OTF II (the “OTF II Per Share NAV”) and the per share NAV of OTF (the “OTF Per Share NAV”) as of the Determination Date.
No fractional shares of OTF Common Stock will be issued, and holders of OTF II Common Stock will receive cash in lieu of fractional shares.
At a special meeting of OTF Shareholders, OTF Shareholders will be asked to approve the Amended OTF Charter, which includes proposed changes to the Articles of Amendment and Restatement of OTF as described in the accompanying joint proxy statement/prospectus. As described in the OTF Charter Amendment Proposal, the Amended OTF Charter includes restrictions on the transfer of shares of OTF Common Stock through the 365-day period following a listing of the OTF Common Stock on a national securities exchange as follows: (i) through 180 days after the date of the listing for all of the shares of OTF Common Stock held by an OTF Shareholder prior to the date of the listing, (ii) through 270 days after the date of the listing for two-thirds of the shares of OTF Common Stock held by an OTF Shareholder prior to the date of the listing and (iii) through 365 days after the date of the listing for one-third of the shares of OTF Common Stock held by an OTF Shareholder prior to the date of the listing.
Approval of the Amended OTF Charter is a condition to the completion of the Mergers. As a result, if OTF II Shareholders approve the Merger Proposal and OTF Shareholders do not approve the Amended OTF Charter, the conditions to the closing of the Mergers will not be met and the Mergers will not close.
The notice of the OTF II Special Meeting and joint proxy statement/prospectus accompanying this letter provide a further outline of the Mergers and the business to be conducted at the OTF II Special Meeting.
Your vote is extremely important! Your immediate response will help avoid potential delays and expenses associated with soliciting shareholder votes. I urge you to complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope at your earliest convenience to assure that your shares are represented at the OTF II Special Meeting. If you prefer, you can authorize your proxy through the internet or by telephone as described in the accompanying joint proxy statement/prospectus and on the enclosed proxy card.
Sincerely yours,
Craig W. Packer
Chief Executive Officer and Director
This joint proxy statement/prospectus is dated [  ], 20[__] and it is first being mailed or otherwise delivered to OTF II Shareholders on or about [  ], 20[__] .

Blue Owl Technology Finance Corp. 399 Park Avenue New York, NY 10022 (212) 419-3000	Blue Owl Technology Finance Corp. II 399 Park Avenue New York, NY 10022 (212) 419-3000

BLUE OWL TECHNOLOGY FINANCE CORP. II
399 Park Avenue
New York, NY 10022
(212) 419-3000
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [  ], 20[__]
Notice is hereby given to the owners of shares of common stock (the “OTF II Shareholders”) of Blue Owl Technology Finance Corp. II, a Maryland corporation (“OTF II”), that:
A Special Meeting of Shareholders (the “OTF II Special Meeting”) of OTF II will be held virtually on [  ], 20[  ] at [  ], Eastern Time, at the following website: www.[ ].com for OTF II Shareholders to approve the Agreement and Plan of Merger, dated as of November 12, 2024 (the “Merger Agreement”), by and among OTF II, Blue Owl Technology Finance Corp., a Maryland corporation (“OTF”), Oriole Merger Sub Inc., a Maryland corporation and wholly owned subsidiary of OTF (“Merger Sub”), Blue Owl Technology Credit Advisors LLC, a Delaware limited liability company (“OTF Adviser”) (for the limited purposes set forth therein) and Blue Owl Technology Credit Advisors II LLC, a Delaware limited liability company (“OTF II Adviser”) (for the limited purposes set forth therein), and the Initial Merger (as defined below) (such proposal is referred to herein as the “Merger Proposal”).
Pursuant to the Merger Agreement, Merger Sub will merge with and into OTF II, with OTF II continuing as the surviving company (the “Initial Merger”), followed immediately by the merger of OTF II with and into OTF, with OTF as the surviving company (the “Second Merger” and together, with the Initial Merger, the “Mergers”). The Mergers are taking place in two steps to preclude imposition of corporate-level income tax should the transaction fail to qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended, and OTF II fails to qualify as a regulated investment company for any reason.
Closing of the Mergers is contingent upon OTF II Shareholder approval of the Merger Proposal, approval of holders of common stock of OTF of a proposal to approve OTF’s Second Articles of Amendment and Restatement (the “Amended OTF Charter”) (the “OTF Charter Amendment Proposal”), and certain other closing conditions. As described in the OTF Charter Amendment Proposal, the Amended OTF Charter includes restrictions on the transfer of shares of OTF common stock, par value $0.01 per share (“OTF Common Stock”) through the 365-day period following a listing of the OTF Common Stock on a national securities exchange as follows: (i) through 180 days after the date of the listing for all of the shares of OTF Common Stock held by an OTF Shareholder prior to the date of the listing, (ii) through 270 days after the date of the listing for two-thirds of the shares of OTF Common Stock held by an OTF Shareholder prior to the date of the listing and (iii) through 365 days after the date of the listing for one-third of the shares of OTF Common Stock held by an OTF Shareholder prior to the date of the listing.
Subject to the terms and conditions of the Merger Agreement, if the Initial Merger is completed, each holder of OTF II common stock, par value $0.01 per share (“OTF II Common Stock”), issued and outstanding immediately prior to the effective time of the Initial Merger will have the right to receive, for each share of OTF II Common Stock, a number of shares of OTF Common Stock equal to the Exchange Ratio (as defined below), provided, that the Exchange Ratio shall be adjusted if, between the Determination Date (as defined below) and the effective time of the Mergers, the respective outstanding shares of OTF Common Stock or OTF II Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares, or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution shall be authorized and declared with a record date within such period.
Under the terms of the Merger Agreement, the “Exchange Ratio” is calculated by taking into account the per share net asset value (“NAV”) of OTF (the “OTF Per Share NAV”) and the per share NAV of OTF II (the “OTF II Per Share NAV”) on a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the closing of the Initial Merger (such date, the “Determination Date”). See “Summary of the Merger-Merger Consideration” in the joint proxy statement/prospectus accompanying this letter for a full description of the determination of the Exchange Ratio pursuant to the Merger Agreement.
Enclosed is a copy of the joint proxy statement/prospectus and the proxy card. You have the right to receive notice of, and to vote at, the OTF II Special Meeting if you were an OTF II Shareholder of record at the close of business on [  ], 20[__] . Whether or not you expect to be present virtually at the OTF II Special Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or authorize your proxy via the internet or telephone. Instructions are shown on the proxy card.
Your vote is extremely important to us. In the event there are not sufficient votes for a quorum or to approve the proposal at the time of the OTF II Special Meeting, the OTF II Special Meeting may be adjourned in order to permit further solicitation of proxies by OTF II.
The Mergers, the Merger Agreement and the Amended OTF Charter are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the Merger

Agreement is attached to this joint proxy statement/prospectus as Annex A and a copy of the Amended OTF Charter is attached to the joint proxy statement/prospectus as Annex F.
THE OTF II BOARD, INCLUDING, AFTER SEPARATE MEETINGS AND DISCUSSION, ALL OF THE INDEPENDENT DIRECTORS, AND UPON RECOMMENDATION OF A COMMITTEE OF THE OTF II BOARD OF DIRECTORS COMPRISED SOLELY OF THE INDEPENDENT DIRECTORS OF OTF II (THE “OTF II SPECIAL COMMITTEE”) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL.
By Order of the OTF II Board of Directors,
Neena A. Reddy
Secretary
[  ], 20[__]
This is an important meeting. To ensure proper representation at the meeting, please promptly authorize a proxy over the internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the OTF II Board. Instructions are shown on the proxy card. Authorizing a proxy is important to ensure a quorum at the OTF II Special Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the OTF II Special Meeting and voting virtually. In addition to the use of mail, directors, officers and regular employees of OTF II Adviser, without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from OTF II Shareholders. The address of OTF II Adviser is 399 Park Avenue, 37th Floor, New York, NY 10022.
Important notice regarding the availability of proxy materials for the OTF II Special Meeting, OTF II’s joint proxy statement/prospectus and the proxy card are available at www.[ ].com.

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ABOUT THIS DOCUMENT
This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by OTF (File No. 333-[      ]), constitutes a prospectus of OTF under Section 5 of the Securities Act, with respect to the shares of OTF Common Stock to be issued to OTF II Shareholders as required by the Merger Agreement.
This document also constitutes a joint proxy statement of OTF and OTF II under Section 14(a) of the Exchange Act. It also constitutes a notice of meeting with respect to (1) a special meeting of OTF Shareholders (the “OTF Special Meeting”), at which OTF Shareholders will be asked to vote upon the approval of the Second Articles of Amendment and Restatement of OTF (the “OTF Charter Amendment Proposal”); and (2) a special meeting of OTF II Shareholders (the “OTF II Special Meeting”), at which OTF II Shareholders will be asked to adopt the Merger Agreement and approve the Initial Merger (such proposal, the “Merger Proposal”).
You should rely only on the information contained in this joint proxy statement/prospectus, including in determining how to vote your share of OTF Common Stock or OTF II Common Stock, as applicable. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated [      ], 20[__] . You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this joint proxy statement/prospectus to OTF Shareholders or OTF II Shareholders nor the issuance of OTF Common Stock in connection with the Mergers will create any implication to the contrary.
This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.
Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding OTF has been provided by OTF and information contained in this joint proxy statement/prospectus regarding OTF II has been provided by OTF II.
When used in this document, unless otherwise indicated in this document or the context otherwise requires:
•“1940 Act” refers to the Investment Company Act of 1940, as amended;
•“Advisers” refers, collectively, to OTF Adviser and OTF II Adviser;
•“Amended OTF Charter” refers to the Second Articles of Amendment and Restatement of OTF;
•“BDC” refers to a business development company;
•“Blue Owl” refers, collectively, to the activities and operations of Blue Owl Capital Inc., of which OTF Adviser and OTF II Adviser are indirect affiliates;
•“Closing OTF NAV” refers to the calculation of OTF’s NAV as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties), historically used by OTF in preparing the calculation of NAV per share of OTF Common Stock (with an accrual for any dividend declared by OTF and not yet paid);
•“Closing OTF II NAV” refers to the calculation of OTF II’s NAV as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties), historically used by OTF II in preparing the calculation of the NAV per share of OTF II Common Stock (with an accrual for any dividend declared by OTF II and not yet paid);
•“Code” refers to the Internal Revenue Code of 1986, as amended;
•“Current OTF Charter” refers to the Articles of Amendment and Restatement of OTF;

•“Determination Date” refers to an agreed upon date no more than 48 hours (excluding Sundays and holidays) prior to the closing of the Initial Merger;
•“Effective Time” refers to the effective time of the Initial Merger;
•“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
•“Greenhill” refers to Greenhill & Co., LLC, an affiliate of Mizuho, a financial advisor to the OTF II Special Committee;
•“ING” refers to ING Financial Markets LLC, a co-financial advisor to the OTF Special Committee;
•“Initial Merger” refers to the merger of Merger Sub with and into OTF II, with OTF II as the surviving company;
•“Listing” refers to the listing of OTF Common Stock on a national securities exchange;
•“Merger Agreement” refers to the Agreement and Plan of Merger, dated November 12, 2024, by and among OTF, Merger Sub, OTF II, OTF Adviser (for the limited purposes set forth therein) and OTF II Adviser (for the limited purposes set forth therein);
•“Mergers” refers to the Initial Merger, together with, unless the context otherwise requires, the Second Merger;
•“Merger Sub” refers to Oriole Merger Sub Inc., a wholly owned subsidiary of OTF;
•“Morgan Stanley” refers to Morgan Stanley & Co. LLC, a financial advisor to the OTF II Special Committee;
•“MUFG” refers to MUFG Bank, Ltd., a co-financial advisor to the OTF II Special Committee;
•“NAV” refers to net asset value;
•“NII” refers to net investment income;
•“OTF” refers to Blue Owl Technology Finance Corp. and, where applicable, its consolidated subsidiaries;
•“OTF Adviser” refers to Blue Owl Technology Credit Advisors LLC, the investment adviser to OTF;
•“OTF Board” refers to the board of directors of OTF;
•“OTF Capital Commitment” refers to a capital commitment to purchase shares of OTF Common Stock made by investors at the closing of each OTF Private Offering pursuant to each OTF Subscription Agreement;
•“OTF Common Stock” refers to shares of OTF common stock, par value $0.01 per share;
•“OTF Independent Directors” refers to the independent members of the OTF Board in their capacity as such;
•“OTF Investment Advisory Agreement” refers to the Amended and Restated Investment Advisory Agreement, dated May 18, 2021, by and between OTF and OTF Adviser;
•“OTF Per Share NAV” refers to the quotient of (i) the Closing OTF NAV divided by (ii) the number of shares of OTF Common Stock issued and outstanding as of the Determination Date;
•“OTF Private Offering” refers to private offerings of OTF Common Stock to accredited investors in reliance on exemptions from the registration requirements of the Securities Act;
•“OTF Shareholders” refers to the holders of OTF Common Stock;
•“OTF Special Committee” refers to the special committee of the OTF Board comprised of the OTF Independent Directors;
•“OTF Subscription Agreements” refers to subscription agreements entered into by OTF and investors in the OTF Private Offering pursuant to which, among other things, investors were required to fund drawdowns to purchase shares of OTF Common Stock up to the amount of their OTF Capital Commitment on an as-needed basis each time OTF delivered a drawdown notice to its investors;
•“OTF II” refers to Blue Owl Technology Finance Corp. II and, where applicable, its consolidated subsidiaries;
•“OTF II Adviser” refers to Blue Owl Technology Credit Advisors II LLC, the investment adviser to OTF II;
•“OTF II Board” refers to the board of directors of OTF II;
•“OTF II Capital Commitment” refers to a capital commitment to purchase shares of OTF II Common Stock made by investors at the closing of each OTF II Private Offering;
•“OTF II Common Stock” refers to shares of OTF II common stock, par value $0.01 per share;
•“OTF II Independent Directors” refers to the independent members of the OTF II Board in their capacity as such;
•“OTF II Investment Advisory Agreement” refers to the Investment Advisory Agreement, dated as of December 1, 2021, by and between OTF II and OTF II Adviser;
•“OTF II Per Share NAV” refers to the quotient of (i) the Closing OTF II NAV divided by (ii) the number of shares of OTF II Common Stock issued and outstanding as of the Determination Date;
•“OTF II Private Offering” refers to private offerings of OTF II Common Stock to accredited investors in reliance on exemptions from the registration requirements of the Securities Act;
•“OTF II Shareholders” refers to the holders of OTF II Common Stock;
•“OTF II Special Committee” refers to the special committee of the OTF II Board comprised of the OTF II Independent Directors;
•“OTF II Subscription Agreements” refers to subscription agreements entered into by OTF II and investors in the OTF II Private Offering pursuant to which investors are required to fund drawdowns to purchase shares of OTF II Common Stock up to the amount of their OTF II Capital Commitment on an as-needed basis each time OTF II delivers a drawdown notice to its investors;
•“RBCCM” refers to RBC Capital Markets, LLC, a financial advisor to the OTF Special Committee;
•“RIC” refers to a regulated investment company;
•“Second Effective Time” refers to the effective time of the Second Merger;
•“Second Merger” refers to the merger of OTF II, as the surviving company of the Initial Merger, with and into OTF, with OTF as the surviving company;
•“Securities Act” refers to the Securities Act of 1933, as amended;
•“SMBC” refers to Sumitomo Mitsui Banking Corporation, a co-financial advisor to the OTF Special Committee; and
•“Truist Securities” refers to Truist Securities, Inc., a financial advisor to the OTF Special Committee.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS AND THE MERGERS
The questions and answers below highlight only selected information from this joint proxy statement/prospectus. They do not contain all of the information that may be important to you. You should read carefully this entire document to fully understand the Merger Agreement and the transactions contemplated thereby (including the Mergers) and the voting procedures for each of the OTF Special Meeting and the OTF II Special Meeting.
Questions and Answers about the Special Meetings
Q: Why am I receiving these materials?
A:  OTF is furnishing these materials in connection with the solicitation of proxies by the OTF Board for use at the OTF Special Meeting to be held virtually on [  ], 20 ] at [  ]:00 a.m., Eastern Time, at the following website: www.[  ].com, and any adjournments or postponements thereof.
OTF II is furnishing these materials in connection with the solicitation of proxies by the OTF II Board for use at the OTF II Special Meeting to be held virtually on [  ], 20 ] at [  ]:00 a.m., Eastern Time, at the following website: www.[  ].com, and any adjournments or postponements thereof.
This joint proxy statement/prospectus and the accompanying materials are being mailed on or about [  ], 20[__] to shareholders of record of OTF and OTF II described below and are available at www.[  ].com.
Q: What items will be considered and voted on at the OTF Special Meeting?
A: At the OTF Special Meeting, OTF Shareholders will be asked to approve the OTF Charter Amendment Proposal.
Q: What items will be considered and voted on at the OTF II Special Meeting?
A: At the OTF II Special Meeting, OTF II Shareholders will be asked to approve the Merger Proposal.
Q: How does the OTF Board recommend voting on the OTF Charter Amendment Proposal at the OTF Special Meeting?
A: After careful consideration, on the recommendation of the OTF Special Committee, the OTF Board unanimously approved the Merger Agreement, including the Mergers and the related transactions, and the OTF Board unanimously approved the Amended OTF Charter. The OTF Board, including each of the OTF Independent Directors, unanimously recommends that OTF Shareholders vote “FOR” the OTF Charter Amendment Proposal.
Q: How does the OTF II Board recommend voting on the Merger Proposal at the OTF II Special Meeting?
A: After careful consideration, on the recommendation of the OTF II Special Committee, the OTF II Board unanimously approved the Merger Agreement, including the Initial Merger and the related transactions. The OTF II Board, including each of the OTF II Independent Directors, unanimously recommends that OTF II Shareholders vote “FOR” the Merger Proposal.
Q: If I am an OTF Shareholder, what is the “Record Date” and what does it mean?
A:  The record date for the OTF Special Meeting is [  ], 20[__] (the “OTF Record Date”). The OTF Record Date is established by the OTF Board, and only OTF Shareholders at the close of business on the OTF Record Date are entitled to receive notice of the OTF Special Meeting and vote at the OTF Special Meeting. As of the OTF Record Date, there were [ ] shares of OTF Common Stock outstanding.
Q: If I am an OTF II Shareholder, what is the “Record Date” and what does it mean?
A: The record date for the OTF II Special Meeting is [  ], 20[__] (the “OTF II Record Date”). The OTF II Record Date is established by the OTF II Board, and only OTF II Shareholders at the close of business on the OTF II Record Date are entitled to receive notice of the OTF II Special Meeting and vote at the OTF II Special Meeting. As of the OTF II Record Date, there were [  ] shares of OTF II Common Stock outstanding.

Q: If I am an OTF Shareholder, how many votes do I have?
A: Each share of OTF Common Stock held by a holder of record as of the OTF Record Date has one vote on each matter to be considered at the OTF Special Meeting.
Q: If I am an OTF II Shareholder, how many votes do I have?
A: Each share of OTF II Common Stock held by a holder of record as of the OTF II Record Date has one vote on each matter to be considered at the OTF II Special Meeting.
Q: If I am an OTF Shareholder, how do I participate in the OTF Special Meeting and vote?
A: An OTF Shareholder may vote virtually at the OTF Special Meeting or by proxy in accordance with the instructions provided below. An OTF Shareholder may also authorize a proxy by telephone or through the internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the internet requires you to input the 16-digit control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or internet link.
•By internet : www.[  ].com
•By telephone : [  ] to reach a toll-free, automated touchtone voting line, or [     ] Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time and Saturday and Sunday 10:00 a.m. until 6:00 p.m. Eastern Time to reach a toll-free, live operator line.
•By mail : You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [ ], 20[__].
•Important notice regarding the availability of proxy materials for the OTF Special Meeting, this joint proxy statement/prospectus and the proxy card are available at www.[ ].com.
Q: If I am an OTF II Shareholder, how do I participate in the OTF II Special Meeting and vote?
A: An OTF II Shareholder may vote virtually at the OTF II Special Meeting or by proxy in accordance with the instructions provided below. An OTF II Shareholder may also authorize a proxy by telephone or through the internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the internet requires you to input the 16-digit control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or internet link.
•By internet : www.[ ].com
•By telephone : [ ] to reach a toll-free, automated touchtone voting line, or [     ] Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time and Saturday and Sunday 10:00 a.m. until 6:00 p.m. Eastern Time to reach a toll-free, live operator line.
•By mail : You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [ ], 20[__].
•Important notice regarding the availability of proxy materials for the OTF II Special Meeting, this joint proxy statement/prospectus and the proxy card are available at www.[  ].com.

Q: What if an OTF Shareholder does not specify a choice for a matter when authorizing a proxy?
A: All properly executed proxies representing shares of OTF Common Stock received prior to the OTF Special Meeting will be voted in accordance with the instructions marked thereon. If a proxy card is signed and returned without any instructions marked, the shares of OTF Common Stock will be voted “FOR” the OTF Charter Amendment Proposal.
Q: What if an OTF II Shareholder does not specify a choice for a matter when authorizing a proxy?
A: All properly executed proxies representing shares of OTF II Common Stock at the OTF II Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of OTF II Common Stock will be voted “FOR” the Merger Proposal.
Q: If I am an OTF Shareholder, how can I change my vote or revoke a proxy?
A: You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by resubmitting voting instructions via the internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the OTF Special Meeting, or by a notice, provided in writing and signed by you, delivered to OTF’s Secretary on any business day before the date of the OTF Special Meeting.
Q: If I am an OTF II Shareholder, how can I change my vote or revoke a proxy?
A: You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by resubmitting voting instructions via the internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the OTF II Special Meeting, or by a notice, provided in writing and signed by you, delivered to OTF II’s Secretary on any business day before the date of the OTF II Special Meeting.
Q: If my shares of OTF Common Stock or OTF II Common Stock, as applicable, are held in a broker-controlled account or in “street name,” will my broker vote my shares for me?
A: No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your shares only if you provide instructions on how you would like your shares to be voted at the applicable special meeting.
Q: What constitutes a “quorum” for the OTF Special Meeting?
A: A majority of the outstanding shares of OTF Common stock must be present or represented by proxy at the OTF Special Meeting in order to have a quorum. If quorum is not met, the chairman of the OTF Special Meeting may adjourn the OTF Special Meeting to permit the further solicitation of proxies.
If there appears not to be enough votes for a quorum or to approve the OTF Charter Amendment Proposal at the OTF Special Meeting, the chairman of the OTF Special Meeting shall have the power to conclude or adjourn the OTF Special Meeting from time to time to a date not more than 120 days after the OTF Record Date without notice other than announcement at the OTF Special Meeting.
Q: What constitutes a “quorum” for the OTF II Special Meeting?
A: A majority of the outstanding shares of OTF II Common stock must be present or represented by proxy at the OTF II Special Meeting in order to have a quorum. If quorum is not met, the chairman of the meeting may adjourn the OTF II Special Meeting to permit the further solicitation of proxies.
If there appears not to be enough votes for a quorum or to approve the Merger Proposal at the OTF II Special Meeting, the chairman of the OTF II Special Meeting shall have the power to conclude or adjourn the OTF II Special Meeting from time to time to a date not more than 120 days after the OTF II Record Date without notice other than announcement at the OTF II Special Meeting.

Q: What vote is required to approve the OTF Charter Amendment Proposal being considered at the OTF Special Meeting?
A: The affirmative vote of the holders of a majority of the outstanding shares of OTF Common Stock entitled to vote at the OTF Special Meeting is required to approve the OTF Charter Amendment Proposal. Abstentions will have the effect of a vote “against” this proposal.
Q: What vote is required to approve the Merger Proposal being considered at the OTF II Special Meeting?
A: The affirmative vote of the holders of a majority of the outstanding shares of OTF II Common Stock entitled to vote at the OTF II Special Meeting is required to approve the Merger Proposal. Abstentions will have the effect of a vote “against” this proposal.
Q: If an OTF Shareholder or OTF II Shareholder holds shares in “street name” through a broker, bank or other nominee, can they exercise voting discretion with respect to the OTF Charter Amendment Proposal or Merger Proposal?
A: If an OTF Shareholder or OTF II Shareholder holds shares in “street name” through a broker, bank or other nominee, the broker, bank or nominee will not be permitted to exercise voting discretion with respect to the OTF Charter Amendment Proposal or the Merger Proposal, respectively, as these are non-routine proposals. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes.” As the OTF Charter Amendment Proposal and the Merger Proposal are non-routine matters for OTF and OTF II, respectively, no broker non-votes are expected.
Q: What will happen if the proposals being considered at the OTF Special Meeting and the OTF II Special Meeting are not approved by the required vote?
A: As discussed in more detail in this joint proxy statement/prospectus, closing of the Mergers is conditioned on, among other things, (i) approval of the OTF Charter Amendment Proposal by OTF Shareholders at the OTF Special Meeting, (ii) approval of the Merger Proposal by OTF II Shareholders at the OTF II Special Meeting, and (iii) the receipt of any required regulatory and other approvals, including the receipt of any necessary state securities or “blue sky” authorizations.
If the OTF Charter Amendment Proposal is not approved by OTF Shareholders, then the Mergers will not close.
If the Merger Proposal is not approved by OTF II Shareholders, then the Mergers will not close.
If the Mergers do not close because either OTF Shareholders or OTF II Shareholders do not approve the applicable proposals or any of the other conditions to the closing of the Mergers are not satisfied or waived, each of OTF and OTF II will continue to operate pursuant to the current agreements in place for each, and each of OTF’s and OTF II’s respective directors and executive officers will continue to serve as its directors and officers, respectively, until their successors are duly elected and qualified or their resignation.
The approval of the OTF Charter Amendment Proposal is not contingent on OTF II Shareholders’ adoption of the Merger Agreement and approval of the Initial Merger. The Amended OTF Charter, if approved by OTF Shareholders, will become effective even if OTF II Shareholders do not adopt the Merger Agreement and approve the Initial Merger or if the Mergers do not close.
Q: How will the final voting results be announced?
A: Preliminary voting results will be announced at each special meeting. Final voting results will be published by OTF and OTF II in a current report on Form 8-K within four business days after the date of the OTF Special Meeting and the OTF II Special Meeting, respectively.

Q: Will OTF and OTF II incur expenses in soliciting proxies?
A: OTF and OTF II will equally bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the applicable accompanying Notice of Special Meeting of Shareholders and proxy card. OTF and OTF II have engaged [     ], an independent proxy solicitation firm, to assist in the distribution and collection of proxy materials, solicitation of proxies, and tabulation of proxies. OTF and OTF II expect to pay [     ] approximately $[     ] plus reasonable out-of-pocket expenses for such services. In addition, OTF and OTF II have engaged [     ] for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $[     ] plus reimbursement of certain out-of-pocket expenses and fees for additional services requested. No additional compensation will be paid to directors, officers or regular employees for such services.
For more information regarding expenses related to the Mergers, see “Questions and Answers about the Merger–Who is responsible for paying the expenses relating to completing the Mergers?”
Q: What does it mean if I receive more than one proxy card?
A: Some of your shares of OTF Common Stock or OTF II Common Stock, as applicable, may be registered differently or held in different accounts. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted.
Q: Are the proxy materials available electronically?
A: In accordance with regulations promulgated by the SEC, OTF and OTF II have made the registration statement (of which this joint proxy statement/prospectus forms a part), the applicable Notice of Special Meeting of Shareholders and the applicable proxy card available to OTF Shareholders and OTF II Shareholders on the internet. Shareholders may (i) access and review the proxy materials of OTF and OTF II, as applicable, (ii) authorize their proxies, as described in “The OTF Special Meeting–Voting of Proxies” and “The OTF II Special Meeting–Voting of Proxies” and/or (iii) elect to receive future proxy materials by electronic delivery via the internet address provided below.
The registration statement (of which this joint proxy statement/prospectus forms a part), each Notice of Special Meeting of Shareholders and each proxy card are available at www.[  ].com.
Q: Will my vote make a difference?
A: Yes. Your vote is needed to ensure the proposals can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting shareholder votes.
Q: Whom can I contact with any additional questions?
A: If you are an OTF Shareholder or an OTF II Shareholder, you can contact OTF’s or OTF II’s Investor Relations Departments at the below contact information with any additional questions:

Blue Owl Technology Finance Corp. Investor Relations 399 Park Avenue New York, New York 10022 (212) 419-3000	Blue Owl Technology Finance Corp. II Investor Relations 399 Park Avenue New York, New York 10022 (212) 419-3000
Q: Where can I find more information about OTF and OTF II?
A: You can find more information about OTF and OTF II in the documents described under the caption “Where You Can Find More Information.”

Q: What do I need to do now?
A: You are urged to read carefully this entire document, including its annexes and the documents incorporated by reference. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.
Questions and Answers about the Mergers
Q: What will happen in the Initial Merger and Second Merger?
A: OTF II will be the surviving company of the Initial Merger and will continue its existence as a corporation under the laws of the State of Maryland until the Second Merger. As of the Effective Time, each share of common stock of Merger Sub (all of which are owned by OTF) will be converted into one validly issued, fully paid and nonassessable share of common stock of OTF II and the separate corporate existence of Merger Sub will cease. Additionally, each share of OTF II Common Stock (other than those held by OTF or any of its consolidated subsidiaries) will be converted into the right to receive a number of shares of OTF Common Stock equal to the Exchange Ratio. As a result of the Initial Merger, all shares of OTF II Common Stock shall no longer be outstanding and shall automatically be cancelled and shall only represent the right to receive (i) the Merger Consideration (as defined below), (ii) cash in lieu of fractional shares and (iii) any dividends or other distributions payable pursuant to the Merger Agreement. Immediately after the Effective Time, pursuant to the Second Merger, OTF II, as the surviving company of the Initial Merger, will merge with and into OTF, with OTF as the surviving entity.
Q: What will OTF II Shareholders receive in the Mergers?
A: At the Effective Time, each share of OTF II Common Stock issued and outstanding immediately prior to the Effective Time, except for shares, if any, owned by OTF or any of its consolidated subsidiaries (the “Cancelled Shares”), shall be converted into the right to receive a number of OTF Common Stock equal to the Exchange Ratio (as defined below) in connection with the closing of the Mergers.
Under the terms of the Merger Agreement, if the Mergers are completed, each holder of OTF II Common Stock, issued and outstanding immediately prior to the effective time of the Mergers will have the right to receive, for each share of OTF II Common Stock, a number of shares of OTF Common Stock based on the Exchange Ratio (the “Merger Consideration”) determined prior to the date of the closing of the Mergers (the “Closing Date”).
As described in more detail in this joint proxy statement/prospectus, the Exchange Ratio is calculated by taking into account the OTF Per Share NAV and the OTF II Per Share NAV.
See “Summary of the Mergers–Merger Consideration” in the joint proxy statement/prospectus accompanying this letter for a full description of the determination of the Exchange Ratio pursuant to the Merger Agreement.
Q: Is the Exchange Ratio subject to any adjustment?
A: Yes. As described in more detail in this joint proxy statement/prospectus, the Exchange Ratio is calculated by taking into account the OTF Per Share NAV and the OTF II Per Share NAV. The Exchange Ratio is determined as of the Determination Date. If, between the Determination Date and the Effective Time, the respective outstanding shares of OTF Common Stock or OTF II Common Stock has been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities has been declared with a record date within such period, the OTF Per Share NAV and the OTF II Per Share NAV used to calculate the Exchange Ratio will be adjusted to account for such increase, decrease or change, as applicable, in shares outstanding (to the extent not already taken into account in determining the Closing OTF NAV and/or the Closing OTF II NAV, if applicable). This adjustment will be made to provide OTF II Shareholders and OTF Shareholders the same economic effect as contemplated by the Merger Agreement prior to such increase, decrease or change, as applicable.

Q: Who is responsible for paying the expenses relating to completing the Mergers?
A: In general, all fees and expenses incurred in connection with the Mergers will be paid by the person incurring such fees and expenses, whether or not the Mergers are consummated. However, OTF and OTF II will equally bear the costs and expenses of printing and mailing this joint proxy statement/prospectus, all filing and other fees paid to the SEC or any state securities administrators in connection with the Mergers, all filings and other fees in connection with any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and the fees and expenses of legal services to OTF II, OTF and Merger Sub in connection with the Merger Agreement and the transactions contemplated thereby. See “Description of the Merger Agreement–Expenses and Fees.”
Solely in the event the Mergers are consummated, OTF Adviser will reimburse each of OTF and OTF II for 50% of all fees and expenses incurred and payable by OTF II or on its behalf, on the one hand, or OTF or on its behalf, on the other hand, in connection with or related to the Mergers or the Merger Agreement (including all documented fees and expenses of counsel, accountants, experts and consultants to OTF II or the OTF II Special Committee, on the one hand, or OTF or the OTF Special Committee, on the other hand) with the amount reimbursed by OTF Adviser to be allocated among OTF and OTF II in a mutually agreeable manner; provided, however, that the aggregated amount of such fees and expenses reimbursed by OTF Adviser shall not exceed $4.75 million. If the Mergers are consummated, it is anticipated that OTF will bear expenses of approximately $6.9 million in connection with the Mergers, and OTF II will bear expenses of approximately $6.4 million in connection with the Mergers.
Q: Will I receive dividends after the Mergers?
A: Subject to applicable legal restrictions and the sole discretion of the OTF Board, OTF intends to declare and pay regular cash distributions to its shareholders on a quarterly basis. For a history of the dividends and distributions paid by OTF since January 1, 2021, see “Market Price, Dividend and Distribution Information – OTF.” The amount and timing of past dividends and distributions are not a guarantee of any future dividends or distributions, or the amount thereof, the payment, timing and amount of which will be determined by the OTF Board and depend on OTF’s cash requirements, its financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors. See “OTF Dividend Reinvestment Plan” for additional information regarding OTF’s dividend reinvestment plan.
Following the Effective Time, the record holders of shares of OTF II Common Stock will be entitled to receive dividends or other distributions declared by the OTF Board with a record date after the Effective Time that are payable with respect to the whole shares of OTF Common Stock represented by such shares of OTF II Common Stock. For a history of the dividends and distributions paid by OTF II since January 1, 2022, see “Market Price, Dividend and Distribution Information – OTF II.”
Q: Will there be an impact on OTF II’s dividends prior to completion of the Mergers?
A: Prior to the Closing Date, subject to the approval of the OTF II Board, OTF II will declare a dividend to OTF II Shareholders equal to any undistributed net investment company taxable income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Mergers, estimated to be remaining as of the Closing Date. As of September 30, 2024, OTF II Shareholders would receive an estimated $0.31 per share of additional undistributed income.
Q: What will happen to the OTF II Capital Commitments that have not been called?
A: Prior to the record date for the OTF II Special Meeting, OTF II expects to call all OTF II Capital Commitments.
Q: Are the Mergers subject to any third-party consents?
A: Under the Merger Agreement, OTF and OTF II have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all permits, consents, approvals, confirmations and authorizations of all third parties, including the receipt of any necessary state securities or “blue sky” authorizations, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger

Agreement, including the Mergers, in the most expeditious manner practicable. As of the date of this joint proxy statement/prospectus, OTF and OTF II believe that, subject to the satisfaction of certain conditions, they have obtained all necessary third-party consents other than the expiration of the applicable HSR Act waiting period, shareholder approval and certain lender and derivative counterparty consents. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.
Q: What transfer restrictions apply to OTF Common Stock?
A: OTF Common Stock is not currently registered under the Securities Act or any state securities law and is subject to restrictions as to transfer by law and pursuant to the terms of the OTF Subscription Agreements. If the Amended OTF Charter is not approved and the Mergers do not occur, OTF Common Stock will continue to be subject to such restrictions.
If the Amended OTF Charter is approved, OTF Common Stock (including, if the Mergers occur, any OTF Common Stock issued in connection with the Mergers) will instead be subject to the restrictions on transfer as provided in the Amended OTF Charter. The restrictions on transfer in the Amended OTF Charter will supersede those in the OTF Subscription Agreements but the OTF Subscription Agreements will otherwise remain in effect.
See “Questions and Answers about the Merger–What changes are being proposed in the Amended OTF Charter?” and “Questions and Answers about the Amended OTF Charter–How do the transfer restrictions included in the Amended OTF Charter differ from the transfer restrictions included in the OTF Subscription Agreements?”
Q: How does OTF’s investment objective and strategy differ from OTF II’s?
A: The investment objectives and strategies of OTF and OTF II are identical. The investment objective of each of OTF and OTF II is to maximize total return by generating current income from debt investments and other income producing securities, and capital appreciation from equity and equity-linked investments. OTF and OTF II invest at least 80% of the value of each of their total assets in “technology-related” companies. OTF and OTF II define technology-related companies as those that operate in the technology industry or sector, or those that are developing or offering goods to businesses and consumers which utilize scientific knowledge, include techniques, skills, methods, devices and processes to solve problems. OTF and OTF II specifically focus on software and enterprise software companies within the technology and technology-related universe of companies. OTF and OTF II invest in a broad range of established and high growth companies with a focus on enterprise software companies that are capitalizing on the large and growing demand for enterprise software products and services. These companies use technology extensively to improve their business processes, applications and opportunities or seek to grow through technological developments and innovations. These companies operate in technology-related industries or sectors which include, but are not limited to, application software, systems software, healthcare information technology, technology services and infrastructure, financial technology and internet and digital media.
As a result of these commonalities, OTF Adviser and OTF II Adviser do not anticipate any significant repositioning of OTF II’s investment portfolio outside of the normal course of investment operations. Additionally, the Mergers will not result in a material change to OTF II’s investment portfolio due to investment restrictions or a change in accounting policies.
Q: How will the combined company be managed following the Second Merger?
A: OTF and OTF II have the same directors and officers and OTF will continue to have the same directors and officers following the Mergers. The directors of OTF immediately prior to the Second Merger will remain the directors of OTF and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. The officers of OTF immediately prior to the Second Merger will remain the officers of OTF and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. OTF II Adviser is affiliated with OTF Adviser. Following the Second Merger, OTF Adviser will continue to be the investment adviser of OTF.

Q: How will management and incentive fees at the combined company compare to management and incentive fees at OTF II?
A: The contractual management and incentive fees of OTF and OTF II are identical. See “Item 1. Business – Investment Advisory Agreement – Compensation of the Adviser” respectively in Part I of each of OTF’s Annual Report on Form 10-K and OTF II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for additional information on the calculation of each of OTF’s and OTF II’s management fee and incentive fee under the OTF Investment Advisory Agreement and the OTF II Investment Advisory Agreement. Following a listing of the OTF Common Stock or the OTF II Common Stock on a national securities exchange, the manner in which the management fees and incentive fees payable to OTF II Adviser by OTF II or OTF Adviser by OTF are calculated would change pursuant to the terms of each company’s respective investment advisory agreements. See “Item 1. Business – Investment Advisory Agreement – Compensation of the Adviser” respectively in Part I of each of OTF’s Annual Report on Form 10-K and OTF II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for a description of these changes.
For a comparison of the fees paid by OTF, OTF II, and on a pro forma basis for the combined company, see “Comparative Fees and Expenses.” As described in the footnotes to the Comparative Fees and Expenses table, the table shows consistent fees payable on a pro forma basis for the combined company because OTF and OTF II have substantially similar leverage and leverage targets, and the fees shown in the table are calculated, as is required by the relevant SEC rules applicable to the disclosure in the table, as a percentage of net assets attributable to common stock, rather than how they are calculated under the applicable investment advisory agreement. Under each of the OTF Investment Advisory Agreement and the OTF II Investment Advisory Agreement, base management fees are based on average adjusted gross assets at the end of the two most recently completed calendar quarters (excluding cash and cash equivalents and adjusted for any share issuances or repurchases during the applicable calendar quarter).
Q: Are OTF Shareholders able to exercise appraisal rights?
A: No. OTF Shareholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the OTF Special Meeting. Any OTF Shareholder may abstain from voting or vote against any of such matters.
Q: Are OTF II Shareholders able to exercise appraisal rights?
A: No. OTF II Shareholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the OTF II Special Meeting. Any OTF II Shareholder may abstain from voting or vote against any of such matters.
Q: When do you expect to complete the Initial Merger and Second Merger?
A: While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, OTF and OTF II are working to complete the Mergers in the second quarter of 2025. It is currently expected that the Mergers will be completed promptly following receipt of the required shareholder approvals at the OTF Special Meeting and the OTF II Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement. The Second Merger will occur immediately after the Initial Merger is completed.
Q: Are the Mergers expected to be taxable to OTF Shareholders?
A: No. The Initial Merger and Second Merger are not expected to be a taxable event for OTF Shareholders.
Q: Are the Mergers expected to be taxable to OTF II Shareholders?
A: No. The Initial Merger and Second Merger are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. It is a condition to OTF’s and OTF II’s respective obligations to complete the Mergers that each of them receives a legal opinion to that effect. OTF II Shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of OTF II Common Stock for shares of OTF Common Stock pursuant to the Initial Merger, except with respect to cash received in lieu of fractional shares of OTF Common Stock. OTF II Shareholders should read the section entitled “Material U.S. Federal Income Tax

Considerations” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. Tax matters can be complicated and the tax consequences of the Mergers to an OTF II Shareholder will depend on the particular tax situation of such shareholder. OTF II Shareholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.
Q: What happens if the Mergers are not consummated?
A: If the Initial Merger is not approved by the requisite vote of OTF II Shareholders, or if the OTF Charter Amendment Proposal is not approved by the requisite vote of OTF Shareholders or if the Mergers are not completed for any other reason, OTF II Shareholders will not receive any payment for their shares of OTF II Common Stock in connection with the Mergers. Instead, OTF II will remain an independent company.
If the Mergers are not consummated and the OTF Charter Amendment Proposal is approved, the OTF Amended Charter will go into effect.
Q: Did the OTF Special Committee receive and did the OTF Board consider opinions from the OTF Special Committee’s financial advisors regarding the Exchange Ratio?
A: Yes, the OTF Special Committee received and the OTF Board considered opinions from each of RBCCM and Truist Securities. For more information, see “The Mergers–Opinions of the OTF Special Committee’s Financial Advisors,” “Annex B: Opinion of RBC Capital Markets, LLC, A Financial Advisor to the OTF Special Committee” and “Annex C: Opinion of Truist Securities, Inc., A Financial Advisor to the OTF Special Committee.”
Q: Did the OTF II Special Committee receive and did the OTF II Board consider opinions from the OTF II Special Committee’s financial advisors regarding the Exchange Ratio?
A: Yes, the OTF II Special Committee received and the OTF II Board considered opinions from each of Greenhill and Morgan Stanley. For more information, see “The Mergers–Opinions of the OTF II Special Committee’s Financial Advisors,” “Annex D: Opinion of Greenhill & Co., LLC, A Financial Advisor to the OTF II Special Committee” and “Annex E: Opinion of Morgan Stanley & Co. LLC, A Financial Advisor to the OTF II Special Committee.”
Questions and Answers about the Amended OTF Charter
Q: What changes are being proposed in the Amended OTF Charter?
A: If approved, the Amended OTF Charter would provide that during the OTF Restricted Period (as defined below) OTF Shareholders may not transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber any shares of OTF Common Stock acquired prior to a Listing without the prior written consent of the OTF Board, subject to certain exceptions. The OTF Restricted Period is through:
•180 days after the date of the Listing for all of the shares of OTF Common Stock held by an OTF Shareholder prior to the Listing;
•270 days after the Listing for two-thirds of the shares of OTF Common Stock held by an OTF Shareholder prior to the Listing; and
•365 days after the Listing for one-third of the shares of OTF Common Stock held by an OTF Shareholder prior to the Listing.
If approved, the transfer restrictions will apply to all OTF Shareholders. If the Mergers are also approved and close, the transfer restrictions will apply to shares of OTF Common Stock issued in the Mergers. The transfer restrictions in the Amended OTF Charter operate the same way as the transfer restrictions in the OTF II Charter and in the OTF II Subscription Agreements.

Following approval of the Amended OTF Charter, any purported transfer in violation of these transfer restrictions would have no force or effect. The restrictions on transfer in the Amended OTF Charter will supersede those in the OTF Subscription Agreements but the OTF Subscription Agreements will otherwise remain in effect.
For more information, see “OTF Proposal: Approval of the Charter Amendment Proposal.”
Q: How do the transfer restrictions included in the Amended OTF Charter differ from the transfer restrictions included in the OTF Subscription Agreements?
A: The OTF Subscription Agreements include transfer provisions pursuant to which (i) prior to a Listing, OTF Shareholders may not transfer shares of OTF Common Stock without the prior written consent of OTF Adviser and (ii) following a Listing, during the Current OTF Restricted Period (as defined below), OTF Shareholders may not transfer shares of OTF Common Stock acquired prior to the Listing without the prior written consent of the OTF Board. The Current OTF Restricted Period, which is shorter than the OTF Restricted Period in the Amended OTF Charter, is:
•180 days after the date of the Listing for all of the shares of OTF Common Stock held by an OTF Shareholder prior to the Listing; and
•270 days after the Listing for half of the shares of OTF Common Stock held by an OTF Shareholder prior to the Listing.
Other than the difference between the length of the Current OTF Restricted Period and the OTF Restricted Period, the transfer restrictions in the Amended OTF Charter and in the OTF Subscription Agreements will operate the same way. If the Amended OTF Charter is approved, the OTF Board will delegate the ability to approve transfers prior to a Listing to the OTF Adviser.
Q: How do the transfer restrictions included in the Amended OTF Charter differ from the transfer restrictions included in the OTF II Charter and the OTF II Subscription Agreements?
A: The transfer restrictions included in the Amended OTF Charter do not differ from the transfer restrictions included in the OTF II Subscription Agreements for the period prior to a Listing or those included in the OTF II Charter for the period following a Listing.
Q: If OTF Shareholders approve the OTF Charter Amendment Proposal but OTF II Shareholders do not approve the Merger Proposal or the Mergers are not consummated, will the Amended OTF Charter go into effect?
A: Yes. The OTF Charter Amendment Proposal is not contingent on OTF II Shareholder approval of the Merger Proposal, and the Amended OTF Charter will go into effect if the OTF Shareholders approve the OTF Charter Amendment Proposal and the Mergers are not consummated.
Q: Has the OTF Board determined to conduct a Listing?
A: No. The OTF Board has not determined to conduct a Listing and OTF cannot assure OTF Shareholders when it will undertake a Listing or that it will undertake a Listing at all. However, pursuant to the OTF Subscription Agreements, if OTF has not conducted a Listing by August 10, 2025, the end of its “Commitment Period,” subject to extension for two one-year periods, in the sole discretion of the OTF Board, the OTF Board (subject to any necessary shareholder approval and applicable requirements of the 1940 Act) will use its commercially reasonable efforts to wind down and/or liquidate and dissolve OTF in an orderly manner.

SUMMARY OF THE MERGERS
This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire joint proxy statement/prospectus, including the other documents to which this joint proxy statement/prospectus refers for a more complete understanding of the Mergers. In particular, you should read the annexes attached to this joint proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Mergers. See the section entitled “Where You Can Find More Information” beginning on page 220. For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 29.
The Parties to the Mergers
Blue Owl Technology Finance Corp.
399 Park Avenue
New York, NY 10022
(212) 419-3000
OTF was formed on July 12, 2018 as a corporation under the laws of the State of Maryland. OTF is focused primarily on originating debt and equity investments in technology-related, specifically software, companies based primarily in the United States. OTF originates and invests in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. OTF’s investment objective is to maximize total return by generating current income from debt investments and other income producing securities, and capital appreciation from its equity and equity-linked investments. OTF invests at least 80% of the value of its total assets in “technology-related” companies. OTF defines technology-related companies as those that operate in the technology industry or sector, or those that are developing or offering goods to businesses and consumers which utilize scientific knowledge, include techniques, skills, methods, devices and processes to solve problems. OTF specifically focuses on software and enterprise software companies within the technology and technology-related universe of companies.
OTF invests in a broad range of established and high growth technology companies with a focus on enterprise software companies that are capitalizing on the large and growing demand for enterprise software products and services. These companies use technology extensively to improve business processes, applications and opportunities or seek to grow through technological developments and innovations. These companies operate in technology-related industries or sectors which include, but are not limited to, application software, systems software, healthcare information technology, technology services and infrastructure, financial technology and internet and digital media.
The initial closing of the OTF Private Offering occurred on August 10, 2018, and through the termination of the OTF Private Offerings on August 1, 2021, OTF received $3.1 billion in total OTF Capital Commitments from investors, of which $80.9 million was from entities affiliated with or related to OTF Adviser. As of November 5, 2021, all OTF Capital Commitments were fully drawn.
OTF focuses its investments in companies with an enterprise value of at least $50 million and that are backed by venture capital firms or private equity firms that are active investors in and have an expertise in technology companies and technology-related industries. OTF’s target investments typically range in size between $20 million and $500 million. OTF expects that its portfolio composition will be majority debt or income producing securities, with a lesser allocation to equity or equity-linked opportunities. OTF anticipates that generally any equity related securities it holds will be minority positions. OTF’s investment size will vary with the size of its capital base, and OTF anticipates that its average investment size will be 1-2% of its entire portfolio with no investment size greater than 5%; however, from time to time certain of OTF’s investments may comprise greater than 5% of its portfolio.
OTF classifies its debt investments as “traditional financing” or “growth capital” based on a number of factors. Traditional financings are typically senior secured loans primarily in the form of first lien loans (including “unitranche” loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) and second lien loans. In connection with its senior secured loans, OTF generally receives a security interest in certain of the assets of the borrower and consequently such assets serve as collateral in support of the repayment of such senior secured loans. Growth capital investments are typically unsecured obligations of the borrower, and might be structured as unsecured indebtedness, convertible bonds, convertible equity, preferred equity, and common equity.
OTF targets portfolio companies where it can structure larger transactions. As of September 30, 2024, OTF’s average debt investment size in each of its portfolio companies was approximately $43.8 million based on fair value. As of September 30, 2024, investments that OTF classifies as traditional financing, excluding the investment in Blue Owl Credit SLF LLC and certain investments that fall outside of OTF’s typical borrower profile, represented 75.1% of its total portfolio based on fair value, had weighted average annual revenue of $690 million, weighted average annual EBITDA of $201 million and weighted average enterprise value of $3.98 billion. As of September 30, 2024, investments that OTF classifies as growth capital represented 23.9% of its total portfolio based on fair value, had weighted average annual revenue of $724 million, and weighted average enterprise value of $14.8 billion.
As of September 30, 2024, based on fair value, OTF’s portfolio consisted of 69.7% first lien senior secured debt investments (of which 69% OTF considers to be unitranche debt investments (including “last out” portions of such loans)), 5.0% second lien senior secured debt investments, 5.3% unsecured debt investments, 10.8% preferred equity investments, and 9.2% common equity investments. As of September 30, 2024, 95.9% of OTF’s debt investments based on fair value were at floating rates. As of September 30, 2024, OTF had investments in 146 portfolio companies with an aggregate fair value of $6.40 billion.
OTF is an externally managed, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. OTF has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code for U.S. federal income tax purposes. As a BDC and a RIC, OTF is required to comply with certain regulatory requirements. As a BDC, at least 70% of OTF’s assets must be assets of the type listed in Section 55(a) of the 1940 Act. OTF will not invest more than 20% of its total assets in companies whose principal place of business is outside the United States.
OTF generally intends to distribute, out of assets legally available for distribution, substantially all of its available earnings, on a quarterly basis, as determined by the OTF Board in its sole discretion.
OTF is advised by OTF Adviser pursuant to the OTF Investment Advisory Agreement. OTF Adviser is an indirect affiliate of Blue Owl and part of Blue Owl’s Credit platform, which focuses on direct lending. See “About Blue Owl’s Credit Platform.” To achieve its investment objective, OTF will leverage Blue Owl’s, and, in particular, OTF Adviser’s investment team’s extensive network of relationships with other sophisticated institutions to source, evaluate and, as appropriate, partner with on transactions. There are no assurances that OTF will achieve its investment objective.
OTF may borrow money from time to time if immediately after such borrowing, the ratio of its total assets (less total liabilities other than indebtedness represented by senior securities) to its total indebtedness represented by senior securities plus preferred stock, if any, is at least 150%. This means that generally, OTF can borrow up to $2 for every $1 of investor equity. OTF currently has in place a senior secured revolving credit facility (the “OTF Revolving Credit Facility”) and certain of its wholly owned subsidiaries are party to two asset credit facilities, and in the future may enter into additional credit facilities. In addition, OTF has outstanding unsecured notes, which were issued in private placement transactions and in a registered offering and in the future may issue additional unsecured notes. OTF has also entered into one term debt securitization transaction, also known as a collateralized loan obligation transaction (“CLOs”) and in the future may enter into additional CLOs. OTF expects to use its credit facilities and other borrowings, along with proceeds from the rotation of its portfolio, to finance its investment objectives.

Blue Owl Technology Finance Corp. II
399 Park Avenue
New York, NY 10022
(212) 419-3000
OTF II was formed on October 5, 2021 as a corporation under the laws of the State of Maryland. OTF II is focused primarily on originating debt and equity investments in technology-related, specifically software, companies, based primarily in the United States. OTF II originates and invests in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. OTF II’s investment objective is to maximize total return by generating current income from debt investments and other income producing securities, and capital appreciation from its equity and equity-linked investments. OTF II invests at least 80% of the value of its total assets in “technology-related” companies. OTF II defines technology-related companies as those that operate in the technology industry or sector, or those that are developing or offering goods to businesses and consumers which utilize scientific knowledge, include techniques, skills, methods, devices and processes to solve problems. OTF II specifically focuses on software and enterprise software companies within the technology and technology-related universe of companies.
OTF II invests in a broad range of established and high growth technology companies with a focus on enterprise software that are capitalizing on the large and growing demand for enterprise software products and services. These companies use technology extensively to improve business processes, applications and opportunities or seek to grow through technological developments and innovations. These companies operate in technology-related industries or sectors which include, but are not limited to, application software, systems software, healthcare information technology, technology services and infrastructure, financial technology and internet and digital media.
The initial closing of the OTF II Private Offering occurred on December 1, 2021, and through the termination of the OTF II Private Offerings on March 21, 2024, OTF II received approximately $4.1 billion in total OTF II Capital Commitments from investors, of which $54.1 million was from entities affiliated with or related to OTF II Adviser. As of September 30, 2024, OTF II had approximately $1.6 billion of undrawn OTF II Capital Commitments, of which approximately $2.7 million is from entities affiliated with or related to OTF II Adviser. OTF II expects that all OTF II Capital Commitments will be fully drawn before the record date for the OTF II Special Meeting.
OTF II focuses its investments in companies with an enterprise value of at least $50 million and that are backed by venture capital firms or private equity firms that are active investors in and have an expertise in technology companies and technology-related industries. OTF II’s target investments typically range in size between $20 million and $500 million. OTF II expects that its portfolio composition will be majority debt or income producing securities, with a lesser allocation to equity or equity-linked opportunities. OTF II anticipates that generally any equity related securities it holds will be minority positions. OTF II’s investment size will vary with the size of its capital base, and OTF II anticipates that its average investment size will be 1-2% of its entire portfolio with no investment size greater than 5%; however, from time to time certain of OTF II’s investments may comprise greater than 5% of its portfolio.
OTF II classifies its debt investments as “traditional financing” or “growth capital” based on a number of factors. Traditional financings are typically senior secured loans primarily in the form of first lien loans (including “unitranche” loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) and second lien loans. In connection with its senior secured loans, OTF II generally receives a security interest in certain of the assets of the borrower and consequently such assets serve as collateral in support of the repayment of such senior secured loans. Growth capital investments are typically unsecured obligations of the borrower, and might be structured as unsecured indebtedness, convertible bonds, convertible equity, preferred equity, and common equity.
OTF II targets portfolio companies where it can structure larger transactions. As of September 30, 2024, OTF II’s average debt investment size in each of its portfolio companies was approximately $41.7 million based on fair value. As of September 30, 2024, investments that OTF II classifies as traditional financing, excluding the investment in Blue Owl Credit SLF LLC and certain investments that fall outside of OTF II’s typical borrower profile, represented 89.2% of its total portfolio based on fair value, had weighted average annual revenue of $900 million, weighted average annual EBITDA of $256 million and weighted average enterprise value of $4.9 billion. As of September 30, 2024, investments that OTF II classifies as growth capital represented 9.1% of its total portfolio based on fair value and these portfolio companies had a weighted average enterprise value of $9.5 billion.
As of September 30, 2024, based on fair value, OTF II’s portfolio consisted of 85.7% first lien senior secured debt investments (of which 57% OTF II considers to be unitranche debt investments (including “last out” portions of such loans)), 3.1% second lien senior secured debt investments, 2.2% unsecured debt investments, 6.0% preferred equity investments, and 3.0% common equity investments. As of September 30, 2024, 98.4% of OTF II’s debt investments based on fair value were at floating rates. As of September 30, 2024, OTF II had investments in 122 portfolio companies with an aggregate fair value of $5.1 billion.
OTF II is advised by OTF II Adviser pursuant to the OTF II Investment Advisory Agreement. OTF II Adviser is an indirect affiliate of Blue Owl and part of Blue Owl’s Credit platform, which focuses on direct lending. See “About Blue Owl’s Credit Platform.” To achieve its investment objective, OTF II will leverage Blue Owl’s, and, in particular, OTF II Adviser’s investment team’s extensive network of relationships with other sophisticated institutions to source, evaluate and, as appropriate, partner with on transactions. There are no assurances that OTF II will achieve its investment objective.
OTF II is an externally managed, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. OTF II has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code for U.S. federal income tax purposes. As a BDC and a RIC, OTF II is required to comply with certain regulatory requirements. As a BDC, at least 70% of OTF II’s assets must be assets of the type listed in Section 55(a) of the 1940 Act. OTF II will not invest more than 20% of its total assets in companies whose principal place of business is outside the United States.
OTF II generally intends to distribute, out of assets legally available for distribution, substantially all of its available earnings, on a quarterly basis, as determined by the OTF II Board in its sole discretion.
OTF II may borrow money from time to time if immediately after such borrowing, the ratio of its total assets (less total liabilities other than indebtedness represented by senior securities) to its total indebtedness represented by senior securities plus preferred stock, if any, is at least 150%. This means that generally, OTF II can borrow up to $2 for every $1 of investor equity. OTF II currently has in place a revolving credit facility (the “OTF II Subscription Credit Facility”) and senior secured revolving credit facility (the “OTF II Revolving Credit Facility”) and certain of its wholly owned subsidiaries are party to two asset credit facilities, and in the future may enter into additional credit facilities. In addition, OTF II has outstanding unsecured notes, which were issued in private placement transactions and in the future may issue additional unsecured notes. OTF II has also entered into one term debt securitization transaction, also known as a CLO, and in the future may enter into additional CLO. OTF II expects to use its credit facilities and other borrowings, along with proceeds from the rotation of its portfolio, to finance its investment objectives.
Oriole Merger Sub Inc.
399 Park Avenue
New York, NY 10022
(212) 419-3000
Oriole Merger Sub Inc. (“Merger Sub”) is a Maryland corporation and a newly formed, wholly owned subsidiary of OTF and was formed in connection with and for the sole purpose of the Mergers.

Blue Owl Technology Credit Advisors LLC
399 Park Avenue
New York, NY 10022
(212) 419-3000
OTF Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and, subject to the overall supervision of the OTF Board, manages OTF’s day-to-day operations, and provides investment advisory and management services to OTF. OTF Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. OTF Adviser is responsible for managing OTF’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring OTF’s investments, and monitoring OTF’s portfolio companies on an ongoing basis through a team of investment professionals. OTF Adviser is a Delaware limited liability company and an indirect affiliate of Blue Owl and part of Blue Owl’s Credit platform, which focuses on direct lending. See “About Blue Owl’s Credit Platform.”
OTF Adviser and its affiliates may face conflicts in the allocation of investment opportunities to OTF and others. In order to address these conflicts, OTF Adviser and its affiliates have put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act. See “Certain Relationships and Related Party Transactions of OTF.”
Since its inception in April 2016 through September 30, 2024, OTF Adviser and its affiliates have originated $128.73 billion aggregate principal amount of investments, of which $124.90 billion of aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either OTF or a fund advised by OTF Adviser or its affiliates.
OTF Adviser also serves as OTF’s administrator pursuant to an amended and restated administration agreement between OTF and OTF Adviser (the “OTF Administration Agreement”). See “Comparative Fees and Expenses” and “Certain Relationships And Related Party Transactions of OTF” for a discussion of the fees and expenses OTF pays to OTF Adviser pursuant to the OTF Investment Advisory Agreement and OTF Administration Agreement.
Blue Owl Technology Credit Advisors II LLC
399 Park Avenue
New York, NY 10022
(212) 419-3000
OTF II Adviser is registered as an investment adviser under the Advisers Act and, subject to the overall supervision of the OTF II Board, manages OTF II’s day-to-day operations, and provides investment advisory and management services to OTF II. OTF II Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. OTF II Adviser is responsible for managing OTF II’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring OTF II’s investments, and monitoring OTF II’s portfolio companies on an ongoing basis through a team of investment professionals. OTF II Adviser is a Delaware limited liability company and is registered as an investment adviser under the Advisers Act. OTF II Adviser is an indirect affiliate of Blue Owl and part of Blue Owl’s Credit platform. See “About Blue Owl’s Credit Platform.”
OTF II Adviser also serves as investment adviser to Blue Owl Technology Income Corp. (“OTIC”). OTF II Adviser and its affiliates may face conflicts in the allocation of investment opportunities to OTF II and others. In order to address these conflicts, OTF II Adviser and its affiliates have put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act. See “Certain Relationships and Related Party Transactions of OTF II.”
Since OTF II Adviser’s affiliates began investment activities in April 2016 through September 30, 2024, OTF II Adviser and its affiliates have originated $128.73 billion aggregate principal amount of investments, of which

$124.90 billion of aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either OTF II or a fund advised by OTF II Adviser or its affiliates.
OTF II Adviser also serves as OTF II’s administrator pursuant to an administration agreement between OTF II and OTF II Adviser (the “OTF II Administration Agreement”). See “Comparative Fees and Expenses” and “Certain Relationships and Related Party Transactions of OTF II” for a discussion of the fees and expenses OTF II pays to OTF II Adviser pursuant to the OTF II Investment Advisory Agreement and the OTF II Administration Agreement.
About Blue Owl’s Credit Platform
Blue Owl consists of three investment platforms: (1) Credit, which focuses on direct lending, (2) GP Strategic Capital, which focuses on acquiring equity stakes in and providing debt financing to institutional alternative asset managers, and (3) Real Estate, which focuses on triple net lease real estate strategies and real estate credit. Blue Owl’s Credit platform is comprised of OTF Adviser, OTF II Adviser, Blue Owl Credit Advisors LLC (“OCA”), Blue Owl Diversified Credit Advisors LLC (“ODCA”) and Blue Owl Capital Private Fund Advisors LLC (“OPFA” and together with OTF Adviser, OTF II Adviser, OCA and ODCA, the “Blue Owl Credit Advisers”), which are also registered investment advisers.
Blue Owl’s Credit platform is led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. Blue Owl’s Credit platform has four investment committees, each of which focuses on a specific investment strategy (Diversified Lending, Technology Lending, First Lien Lending and Opportunistic Lending). Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged sit on each of Blue Owl’s Credit platform’s investment committees. In addition to Messrs. Ostrover, Lipschultz, Packer and Maged, the Technology Lending Investment Committee is comprised of Erik Bissonnette, Pravin Vazirani and Jon ten Oever.
As of September 30, 2024, the Blue Owl Credit Advisers managed $128.4 billion in assets under management (“AUM”). The Blue Owl Credit Advisers focus on direct lending to middle-market companies primarily in the United States across the following four investment strategies which are offered through BDCs, private funds and separately managed accounts:

Strategy	Funds
Diversified Lending. The diversified lending strategy seeks to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns across credit cycles with an emphasis on preserving capital primarily through originating and making loans to, and making debt and equity investments in, U.S. middle-market companies. The diversified lending strategy provides a wide range of financing solutions with strong focus on the top of the capital structure and operate this strategy through diversification by borrower, sector, sponsor, and position size.
The diversified lending strategy is primarily offered through four BDCs: Blue Owl Capital Corporation (“OBDC”), Blue Owl Capital Corporation II (“OBDC II”), Blue Owl Capital Corporation III (“OBDE”), and Blue Owl Credit Income Corp (“OCIC” and together with OTF, OTF II, OBDC, OBDC II, OBDE and OTIC, the “Blue Owl BDCs”).

Strategy	Funds
Technology Lending. The technology lending strategy seeks to maximize total return by generating current income from debt investments and other income producing securities, and capital appreciation from equity and equity-linked investments primarily through originating and making loans to, and making debt and equity investments in, technology-related companies based primarily in the United States. The technology lending strategy originates and invests in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may be convertible into a portfolio company’s common equity. The technology lending strategy invests in a broad range of established and high growth technology companies that are capitalizing on the large and growing demand for technology products and services. This strategy focuses on companies that operate in technology-related industries or sectors which include, but are not limited to, information technology, application or infrastructure software, financial services, data and analytics, security, cloud computing, communications, life sciences, healthcare, media, consumer electronics, semi-conductor, internet commerce and advertising, environmental, aerospace and defense industries and sectors.
The technology lending strategy is primarily offered through three BDCs: OTF, OTF II and OTIC.

First Lien Lending. The first lien lending strategy seeks to realize current income with an emphasis on preservation of capital primarily through originating primary transactions in and, to a lesser extent, secondary transactions of first lien senior secured loans in or related to middle-market businesses based primarily in the United States.
The first lien lending strategy is offered through private funds and separately managed accounts.

Opportunistic Lending. The opportunistic lending strategy seeks to generate attractive risk-adjusted returns by taking advantage of credit opportunities in U.S. middle-market companies with liquidity needs and market leaders seeking to improve their balance sheets. The opportunistic lending strategy focuses on high-quality companies that could be experiencing disruption, dislocation, distress or transformational change. The opportunistic lending strategy aims to be the partner of choice for companies by being well equipped to provide a variety of financing solutions to meet a broad range of situations, including the following: (i) rescue financing, (ii) new issuance and recapitalizations, (iii) wedge capital, (iv) debtor-in-possession loans, (v) financing for additional liquidity and covenant relief and (vi) broken syndications.
The opportunistic lending strategy is offered through private funds and separately managed accounts.

The Blue Owl BDCs and the private funds and separately managed accounts managed by the Blue Owl Credit Advisers, are referred to as the “Blue Owl Credit Clients.” In addition to the Blue Owl Credit Clients, Blue Owl’s Credit platform includes (i) an alternative credit strategy, which targets credit-oriented investments in markets underserved by traditional lenders or the broader capital markets, with deep expertise investing across specialty finance, private corporate credit and equipment leasing; (ii) an investment grade private credit strategy, which focuses on generating capital-efficient investment income through asset-backed finance, private corporate credit and structured products; and (iii) a liquid credit strategy, which focuses on the management of CLOs. As of September 30, 2024, the alternative credit strategy, the investment grade private credit strategy and the liquid credit strategy had $10.61 billion, $17.25 billion and $8.04 billion of assets under management, respectively. Blue Owl’s Credit platform also employs various other investment strategies to pursue long-term capital appreciation and risk adjusted returns including (i) direct investments in strategic equity assets, with a focus on single-asset GP-led continuation funds, and (ii) mid-to-late-stage biopharmaceutical and healthcare companies. As of September 30, 2024, these strategies had $1.56 billion of assets under management.
Merger Structure
Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into OTF II in accordance with the Maryland General Corporation Law (the “MGCL”). OTF II will be the surviving company in the Initial Merger and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, at the Second Effective Time, in the Second Merger, OTF II, as the surviving company of the Initial Merger, will merge with and into OTF in accordance with the MGCL, with OTF as the surviving entity. As of the Second Effective Time, the separate corporate existence of OTF II will cease and OTF will continue its existence as a corporation under the laws of the State of Maryland.
At the Effective Time, each share of OTF II Common Stock issued and outstanding immediately prior to the Effective Time, except for Cancelled Shares, if any, shall be converted into the right to receive a number of shares of OTF Common Stock equal to the Exchange Ratio in connection with the closing of the Mergers.
The Merger Agreement is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference into this joint proxy statement/prospectus. OTF and OTF II encourage their respective shareholders to read the Merger Agreement carefully and in its entirety, as it is the principal legal document governing the Mergers.
Merger Consideration
If the Mergers are consummated, each OTF II Shareholder will be entitled to receive a number of shares of OTF Common Stock equal to the Exchange Ratio for each share of OTF II Common Stock, which Exchange Ratio will be appropriately adjusted if, between the Determination Date and the Effective Time, the respective outstanding shares of OTF Common Stock or OTF II Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution has been declared with a record date within such period, in each case, to provide OTF Shareholders and OTF II Shareholders the same economic effect as contemplated by the Merger Agreement prior to such event. Closing of the Mergers is contingent upon OTF Shareholder approval of the OTF Charter Amendment Proposal, OTF II Shareholder approval of the Merger Proposal, and certain other closing conditions. No fractional shares of OTF Common Stock will be issued, and holders of OTF II Common Stock will receive cash in lieu of fractional shares.
Under the terms of the Merger Agreement, the Exchange Ratio will be determined as of the Determination Date. As of the Determination Date, OTF will deliver to OTF II its calculation of the Closing OTF NAV and OTF II will deliver to OTF its calculation of the OTF II Closing NAV, in each case based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties) historically used by OTF or OTF II, as applicable, in preparing the calculation of NAV per share of OTF Common Stock or OTF II Common Stock, as applicable (with an accrual for any dividends declared and not yet paid). The Closing OTF NAV and Closing OTF II NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement.
The Exchange Ratio will be calculated as the quotient (rounded to the fourth nearest decimal) of the OTF II Per Share NAV and the OTF Per Share NAV as of the Determination Date.
For illustrative purposes, based on September 30, 2024 NAVs and excluding transaction costs net of adviser reimbursement and tax-related distributions, OTF would issue approximately 0.9305 shares of its common stock for each share of OTF II Common Stock outstanding:

Exchange Ratio	Illustrative Example as of September 30, 2024
OTF II NAV per share / OTF NAV per share	$15.77 / $16.95 = 0.9305
Dividends and Distributions
Prior to the Effective Time, subject to the approval of the OTF II Board, OTF II will declare a dividend to OTF II Shareholders equal to any undistributed net investment company taxable income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Mergers, estimated to be remaining as of the Closing Date. As of September 30, 2024, OTF II Shareholders would receive $0.29 per share of unpaid, previously declared dividends, and an estimated $0.31 per share of additional undistributed income.
Following the Effective Time, the record holders of shares of OTF II Common Stock shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of OTF Common Stock represented by such shares of OTF II Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of OTF Common Stock represented by such shares of OTF II Common Stock with a record date after the Effective Time (but before the issuance of OTF Common Stock issuable with respect to such shares of OTF II Common Stock) and with a payment date subsequent to the issuance of the OTF Common Stock issuable with respect to such shares of OTF II Common Stock.
Market Price of Securities
There is currently no market for OTF Common Stock or OTF II Common Stock, and there is no guarantee that a market for OTF Common Stock or OTF II Common Stock will develop in the future.
The following table presents the most recently determined NAV per share of OTF Common Stock and the most recently determined NAV per share of OTF II Common Stock.

	OTF Common Stock	OTF II Common Stock
NAV per Share as of September 30, 2024	$16.95	$15.77
Risks Relating to the Mergers
The Mergers and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks. OTF and OTF II Shareholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective special meetings.
•OTF II Shareholders and OTF Shareholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.
•OTF may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

•The Mergers may trigger certain “change of control” provisions and other restrictions in contracts of OTF, OTF II or their respective affiliates, and the failure to obtain any required consents or waivers could adversely impact the combined company.
•The opinions delivered to the OTF Special Committee and considered by the OTF Board and the opinions delivered to the OTF II Special Committee and considered by the OTF II Board by the respective financial advisors to the OTF Special Committee and the OTF II Special Committee prior to the signing of the Merger Agreement do not reflect changes in circumstances since the date of such opinions.
•If the Mergers do not close, neither OTF nor OTF II will benefit from the expenses incurred in its pursuit.
•The termination of the Merger Agreement could negatively impact OTF and OTF II.
•The Merger Agreement limits the ability of OTF and OTF II to pursue alternatives to the Mergers.
•The Mergers are subject to closing conditions, including OTF Shareholder approval of the OTF Charter Amendment Proposal and OTF II Shareholder approval of the Merger Proposal, that, if not satisfied or waived, will result in the Mergers not being completed, which may result in material adverse consequences to OTF’s and OTF II’s business and operations.
•OTF and OTF II will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.
•OTF and OTF II may, to the extent legally allowed, waive one or more conditions to the Initial Merger without resoliciting shareholder approval.
•OTF Shareholders and OTF II Shareholders do not have appraisal rights in connection with the Mergers.
•The announcement and pendency of the Mergers could adversely affect the business, financial results and operations of OTF and OTF II.
•Any litigation filed against OTF and OTF II in connection with the Mergers could result in substantial costs and could delay or prevent the Mergers from being completed.
•The Mergers may not be treated as a tax-free reorganization under Section 368(a) of the Code.
•OTF is expected to be subject to an annual limitation on the use of OTF II’s capital loss carryforwards (and certain unrecognized built-in losses), if any.
•The combined company may incur adverse tax consequences if either OTF II or OTF has failed or fails to qualify for taxation as a RIC for U.S. federal income tax purposes.
See the section entitled “Risk Factors–Risks Relating to the Mergers” below for a more detailed discussion of these factors.
Tax Consequences of the Mergers
The Mergers are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to OTF’s and OTF II’s respective obligations to complete the Mergers that each of them receives a legal opinion to that effect. Accordingly, the Mergers are not expected to be a taxable event for either OTF Shareholders or OTF II Shareholders for U.S. federal income tax purposes as to the shares of OTF Common Stock OTF II Shareholders receive in the Mergers, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of OTF Common Stock.
OTF II Shareholders should read the section entitled “Material U.S. Federal Income Tax Considerations” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. Tax matters can be complicated and the tax consequences of the Mergers to OTF II Shareholders will depend on their particular tax situation. Holders of OTF II Common Stock should consult with their own tax advisors to understand the tax consequences of the Mergers to them.
Special Meeting of OTF Shareholders
OTF plans to hold the OTF Special Meeting to be held virtually on [  ], 20[  ] at [  ], Eastern Time, at the following website: www.[  ].com. At the OTF Special Meeting, holders of OTF Common Stock will be asked to approve the OTF Charter Amendment Proposal.
An OTF Shareholder can vote at the OTF Special Meeting if such shareholder owned shares of OTF Common Stock at the close of business on the OTF Record Date. As of that date, there were approximately [  ] shares of OTF Common Stock outstanding and entitled to vote, approximately [  ] of which, or [  ]%, were owned beneficially or of record by directors and executive officers of OTF.
Special Meeting of OTF II Shareholders
OTF II plans to hold the OTF II Special Meeting to be held virtually on [ ], 20[  ] at [ ], Eastern Time, at the following website: www.[ ].com. At the OTF II Special Meeting, holders of OTF II Common Stock will be asked to approve the Merger Proposal.
An OTF II Shareholder can vote at the OTF II Special Meeting if such shareholder owned shares of OTF II Common Stock at the close of business on the OTF II Record Date. As of that date, there were approximately [ ] shares of OTF II Common Stock outstanding and entitled to vote. Approximately [ ] of such total outstanding shares, or [ ]%, were owned beneficially or of record by directors and executive officers of OTF II.
OTF Board Recommendation
The OTF Board, upon recommendation of the OTF Special Committee, comprised solely of the OTF Independent Directors, has unanimously approved the Merger Agreement, including the Mergers and the related transactions, and the OTF Board, including each of the OTF Independent Directors, also approved the Amended OTF Charter. After careful consideration, the OTF Board recommends that OTF Shareholders vote “FOR” the OTF Charter Amendment Proposal.
OTF II Board Recommendation
The OTF II Board, upon recommendation of the OTF II Special Committee, comprised solely of the OTF II Independent Directors, has unanimously approved the Merger Agreement, including the Initial Merger and related transactions. After careful consideration, on the recommendation of the OTF II Special Committee, the OTF II Board recommends that OTF II Shareholders vote “FOR” the Merger Proposal.
Vote Required–OTF
Each share of OTF Common Stock held by a holder of record as of the OTF Record Date has one vote on each matter considered at the OTF Special Meeting.
The OTF Charter Amendment Proposal
The approval of the OTF Charter Amendment Proposal requires the approval of the holders of a majority of the outstanding shares of OTF Common Stock entitled to vote at the OTF Special Meeting. Abstentions will not count as affirmative votes cast and will therefore have the same effect as votes “against” the OTF Charter Amendment Proposal. The OTF Charter Amendment Proposal is a non-routine matter and so no broker non-votes are expected.
Vote Required–OTF II
Each share of OTF II Common Stock held by a holder of record as of the OTF II Record Date has one vote on the Merger Proposal considered at the OTF II Special Meeting.

The Merger Proposal
The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of OTF II Common Stock entitled to vote at the OTF II Special Meeting. Abstentions will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal. The Merger Proposal is a non-routine matter and so no broker non-votes are expected.
Completion of the Mergers
As more fully described in this joint proxy statement/prospectus and in the Merger Agreement, the completion of the Initial Merger depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Mergers to occur, see “Description of the Mergers–Conditions to the Closing of the Mergers.” While there can be no assurances as to the exact timing, or that the Mergers will be completed at all, OTF and OTF II are working to complete the Mergers in the second quarter of 2025. It is currently expected that the Mergers will be completed promptly following receipt of the required shareholder approvals at the OTF Special Meeting and the OTF II Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement. The Second Merger will occur immediately after the Initial Merger is completed.
Termination of the Mergers
The Merger Agreement includes restrictions on the ability of OTF and OTF II to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Mergers–Termination of the Merger Agreement”), which could have the effect of discouraging such proposals from being made or pursued. In addition, the Merger Agreement contains certain termination rights in favor of OTF and OTF II, including if the Mergers are not completed on or before November 12, 2025 or if the requisite approvals of OTF Shareholders or OTF II Shareholders are not obtained.
Reasons for the Mergers–OTF
The OTF Board and the OTF Special Committee consulted with OTF’s management, OTF Adviser, as well as its legal and other advisors and considered numerous factors, including the unanimous recommendation of OTF Independent Directors, and determined that the Mergers are in OTF’s best interests and the best interests of OTF Shareholders, and that OTF Shareholders will not suffer any dilution for purposes of Rule 17a-8 under the 1940 Act as a result of the Mergers. The OTF Board and the OTF Special Committee considered that the number of shares of OTF Common Stock to be issued to OTF II Shareholders pursuant to the Merger Agreement will be determined on a NAV-for-NAV basis.
Certain material factors considered by the OTF Board and the OTF Special Committee (comprised solely of the OTF Independent Directors) that favored the conclusion of the OTF Board and the OTF Special Committee that the Mergers are in OTF’s best interests and the best interests of OTF Shareholders included, among others:
•the expected increased scale and diversification of the combined company;
•the acquisition of a known, high-quality portfolio of assets;
•the greater scale and structural simplification of the combined company could allow for greater access to debt markets and financing costs savings over time;
•the potential for operational synergies via the elimination of duplicative expenses post-closing;
•the expectation that the Mergers would be accretive to OTF’s NII;
•similarities in the investment strategies and risks of OTF and OTF II;
•the continuity of the Blue Owl-affiliated management team;

•the tax consequences of the Mergers;
•no dilution for purposes of Rule 17a-8 under the 1940 Act;
•the potential benefits of the Mergers as compared to other strategic options;
•the opinions of RBCCM and Truist Securities, dated November 12, 2024, to the OTF Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, of the estimated Exchange Ratio provided for in the Mergers to OTF, which opinions were based on and subject to various assumptions made, procedures followed, matters considered, and limitations and qualifications on the scope of review undertaken by RBCCM and Truist Securities, respectively, as more fully described below in the section entitled “The Mergers—Opinions of the OTF Special Committee’s Financial Advisors”; and
•information provided by SMBC and ING, co-financial advisors to the OTF Special Committee.
The foregoing list does not include all the factors that the OTF Board and the OTF Special Committee considered in approving the proposed Mergers and the Merger Agreement. For a further discussion of the material factors considered by the OTF Board, see “The Mergers—Reasons for the Mergers.”
Reasons for the Mergers–OTF II
The OTF II Board and the OTF II Special Committee consulted with OTF II’s management, OTF II Adviser, as well as its legal and other advisors and considered numerous factors, including the unanimous recommendation of the OTF II Independent Directors, and determined that the Initial Merger is in OTF II’s best interests and the best interests of OTF II Shareholders, and that OTF II Shareholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Mergers. The OTF II Board and the OTF II Special Committee noted that a NAV-for-NAV exchange ratio would not result in any dilution to OTF II Shareholders for purposes of Rule 17a-8 under the 1940 Act.
Certain material factors considered by the OTF II Board and the OTF II Special Committee (comprised solely of the OTF II Independent Directors) that favored the conclusion that the Initial Merger is in OTF II’s best interests and the best interests of OTF II Shareholders included, among others:
•the expected increased scale and diversification of the combined company;
•the merger with a known, diversified portfolio of assets;
•the greater scale and structural simplification of the combined company could allow for greater access to debt markets and financing costs savings over time;
•the potential for operational synergies via the elimination of duplicative expenses post-closing;
•the potential for NII accretion;
•similarities in the investment strategies and risks of OTF and OTF II;
•the continuity of the Blue Owl-affiliated management team;
•the tax consequences of the Mergers;
•no dilution for purposes of Rule 17a-8 under the 1940 Act;
•the potential benefits of the Mergers as compared to other strategic options;
•the opinions, dated November 12, 2024, of Morgan Stanley and Greenhill, respectively, to the OTF II Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, of the estimated Exchange Ratio provided for in the Mergers to the holders of OTF II Common Stock, which opinions were based on and subject to various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley and Greenhill, respectively, as set forth in their respective written opinions and as more fully described below in the section entitled “The Mergers—Opinions of the OTF II Special Committee’s Financial Advisors”; and
•information provided by MUFG, co-financial advisor to the OTF II Special Committee.
The foregoing list does not include all the factors that the OTF II Board and the OTF II Special Committee considered in approving the Mergers and the Merger Agreement and in recommending that OTF II Shareholders approve the Mergers and the Merger Agreement.
For a further discussion of the material factors considered by the OTF II Board and the OTF II Special Committee, see “The Mergers—Reasons for the Mergers.”
OTF II and OTF Shareholders Do Not Have Appraisal Rights
Neither OTF II Shareholders nor OTF Shareholders will be entitled to exercise appraisal rights in connection with the Mergers under the laws of the State of Maryland.

RISK FACTORS
In addition to the other information included in this document, shareholders should carefully consider the matters described below in determining whether to approve (i) in the case of OTF II Shareholders, the Merger Proposal and (ii) in the case of OTF Shareholders, the OTF Charter Amendment Proposal. The information in “Item 1A. Risk Factors” in Part I of OTF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is incorporated herein by reference for general risks related to OTF. The information in “Item 1A. Risk Factors” in Part I of OTF II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is incorporated herein by reference for general risks related to OTF II. The risks associated with an investment in OTF and OTF II are substantially identical because OTF and OTF II co-invest in transactions together and with affiliates of OTF Adviser and OTF II Adviser and have the same investment objectives and strategies. The risks set out below and incorporated by reference herein, are not the only risks OTF and OTF II and, following the Mergers, the combined company, face. Additional risks and uncertainties not currently known to OTF or OTF II or that they currently deem to be immaterial also may materially adversely affect their or, following the Mergers, the combined company’s, business, financial condition or operating results. If any of the following events occur, OTF or OTF II or, following the Mergers, the combined company’s, business, financial condition or results of operations could be materially adversely affected. See also “Incorporation by Reference for OTF,” “Incorporation by Reference for OTF II” and “Where You Can Find More Information” in this joint proxy statement/prospectus.
Risks Relating to the Mergers
OTF II Shareholders and OTF Shareholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.
OTF II Shareholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective percentage ownership interests in OTF II prior to the Mergers. Consequently, OTF II Shareholders should expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of OTF II. OTF Shareholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective ownership interests in OTF prior to the Mergers. Consequently, OTF Shareholders should expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of OTF.
Prior to completion of the Mergers, subject to certain restrictions in the Merger Agreement, and certain restrictions under the 1940 Act for issuances at prices below the then current NAV per share of OTF Common Stock and OTF II Common Stock, OTF and OTF II may issue additional shares of OTF Common Stock and OTF II Common Stock, respectively, and OTF II intends to fully draw all OTF II Capital Commitments before the OTF II Record Date, which would further reduce the percentage ownership of the combined company to be held by OTF Shareholders or to be held by OTF II Shareholders, as applicable.
OTF may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.
The realization of certain benefits anticipated as a result of the Mergers will depend in part on the integration of OTF II’s investment portfolio with OTF’s investment portfolio and the integration of OTF II’s business with OTF’s business. There can be no assurance that OTF II’s investment portfolio or business can be operated profitably or integrated successfully into OTF’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the combined company, and there can be no assurance that there will not be substantial costs associated with the transition process or that there will not be other material adverse effects as a result of these integration efforts. Such effects, including incurring unexpected costs or delays in connection with such integration and failure of OTF II’s investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined company.
OTF also expects to achieve certain cost savings from the Mergers when the two companies have fully integrated their portfolios. It is possible that the estimates of the potential cost savings could ultimately be incorrect.

The cost savings estimates also assume OTF will be able to combine the operations of OTF and OTF II in a manner that permits those cost savings to be fully realized. In addition, immediately after the occurrence of the Effective Time and prior to the Second Merger, the OTF II Investment Advisory Agreement and the OTF II Administration Agreement shall be automatically terminated, and OTF II shall be responsible for any final or outstanding payments owed under these agreements, which could impact estimates and cost savings. If the estimates turn out to be incorrect or if OTF is not able to combine OTF II’s investment portfolio or business with the operations of OTF successfully, the anticipated cost savings may not be fully realized or realized at all or may take longer to realize than expected.
The Mergers may trigger certain “change of control” provisions and other restrictions in contracts of OTF, OTF II or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.
Certain agreements of OTF and OTF II or their respective affiliates, which may include agreements governing indebtedness of OTF or OTF II, will or may require the consent or waiver of one or more counterparties in connection with the Mergers. The failure to obtain any such consent or waiver may permit such counterparties to terminate, or otherwise increase their rights or OTF’s or OTF II’s obligations under, any such agreement because the Mergers or other transactions contemplated by the Merger Agreement may violate an anti-assignment, change of control or other similar provision relating to any of such transactions. If this occurs, OTF may have to seek to replace that agreement with a new agreement or seek an amendment to such agreement. OTF and OTF II cannot assure you that OTF will be able to replace or amend any such agreement on comparable terms or at all.
If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Mergers, including preventing OTF from operating a material part of OTF II’s business.
In addition, the consummation of the Mergers may violate, conflict with, result in a breach of provisions of, or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under, certain agreements of OTF or OTF II. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.
The opinions delivered to the OTF Special Committee and considered by the OTF Board and the opinions delivered to the OTF II Special Committee and considered by the OTF II Board by the respective financial advisors to the OTF Special Committee and the OTF II Special Committee prior to the signing of the Merger Agreement will not reflect changes in circumstances since the date of the opinions.
The opinions of financial advisors to the OTF Special Committee and the OTF II Special Committee, respectively, were delivered to the parties’ respective special committees of the boards on, and dated, November 12, 2024, and were subsequently considered by the parties’ respective boards of directors. Changes in the operations and prospects of OTF or OTF II, general market and economic conditions and other factors that may be beyond the control of OTF II or OTF may significantly alter OTF’s or OTF II’s respective value or the price of shares of OTF Common Stock or OTF II Common Stock by the time the Mergers are completed. The opinions do not speak as of the time the Mergers will be completed or as of any date other than the date of such opinions. For a description of the opinions that the OTF II Special Committee received from the OTF II Special Committee’s financial advisors, see “The Mergers—Opinions of the OTF II Special Committee’s Financial Advisors.” For a description of the opinion that the OTF Special Committee received from the OTF Special Committee’s financial advisors, see “The Mergers—Opinions of the OTF Special Committee’s Financial Advisors.”

The announcement and pendency of the Mergers could adversely affect both OTF and OTF II’s business, financial results and operations.
The announcement and pendency of the Mergers could cause disruptions in and create uncertainty surrounding both OTF’s and OTF II’s business, including affecting relationships with existing and future borrowers, which could have a significant negative impact on future revenues and results of operations, regardless of whether the Mergers are completed. In addition, OTF and OTF II have diverted, and will continue to divert, management resources towards the completion of the Mergers, which could have a negative impact on each of OTF’s and OTF II’s future revenues and results of operations.
OTF and OTF II are also subject to restrictions on the conduct of each of OTF’s and OTF II’s businesses prior to the completion of the Mergers as provided in the Merger Agreement, generally requiring OTF and OTF II to conduct business only in the ordinary course and subject to specific limitations, including, among other things, certain restrictions on each of OTF’s and OTF II’s respective ability to make certain investments and acquisitions, sell, transfer or dispose of OTF’s and OTF II’s respective assets, amend each of OTF’s and OTF II’s respective organizational documents and enter into or modify certain material contracts. These restrictions could prevent OTF or OTF II from pursuing otherwise attractive business opportunities, industry developments and future opportunities and may otherwise have a significant negative impact on the respective future investment income and results of operations of each of OTF and/or the combined company following the Mergers.
If the Mergers do not close, neither OTF nor OTF II will benefit from the expenses incurred in its pursuit.
The Mergers may not be completed. If the Mergers are not completed, OTF and OTF II will have incurred substantial expenses for which no ultimate benefit will have been received. Both companies have incurred out-of-pocket expenses in connection with the Mergers for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Mergers are not completed. OTF Adviser has agreed to reimburse certain fees and expenses associated with the Mergers up to a cap of $4.75 million but solely in the event the Mergers are consummated. See “Description of the Merger Agreement—Expenses and Fees.”
The termination of the Merger Agreement could negatively impact OTF and OTF II.
If the Merger Agreement is terminated, there may be various consequences, including:
•OTF’s and OTF II’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities, including the opportunity to list the OTF Common Stock or the OTF II Common Stock on a national securities exchange, due to the focus of management on the Mergers, without realizing any of the anticipated benefits of completing the Mergers; and
•in the case of OTF II, it may not be able to find a party willing to pay an equivalent or more attractive price than the price OTF agreed to pay in the Mergers.
Pursuant to the OTF Subscription Agreements, if OTF has not conducted a Listing by August 10, 2025, subject to extension for two one-year periods, in the sole discretion of the OTF Board, the OTF Board (subject to any necessary shareholder approval and applicable requirements of the 1940 Act) will use its commercially reasonable efforts to wind down and/or liquidate and dissolve OTF in an orderly manner. Pursuant to the OTF II Subscription Agreements, if the OTF II Common stock is not listed on a national securities exchange by December 1, 2028, subject to extension for two one-year periods, in the sole discretion of the OTF II Board, the OTF II Board (subject to any necessary shareholder approval and applicable requirements of the 1940 Act) will use its commercially reasonable efforts to wind down and/or liquidate and dissolve OTF II in an orderly manner. Neither the OTF Board nor the OTF II Board has determined to conduct an exchange listing in a timely manner, or at all and there are no assurance that they will do so; however, if the Mergers are not completed in a timely manner or at all, the period of time remaining before OTF and OTF II are required to list on a national securities exchange will be reduced.

The Merger Agreement limits the ability of OTF and OTF II to pursue alternatives to the Mergers.
The Merger Agreement contains provisions that limit each of OTF’s and OTF II’s ability to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of OTF or OTF II, as applicable. These provisions, which are typical for transactions of this type might discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of OTF or OTF II from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in the Mergers or might result in a potential competing acquirer proposing to pay a lower per share price to acquire OTF or OTF II than it might otherwise have proposed to pay.
The Mergers are subject to closing conditions, including shareholder approvals, that, if not satisfied or (to the extent legally allowed) waived, will result in the Mergers not being completed, which may result in material adverse consequences to OTF’s and OTF II’s business and operations.
The Mergers are subject to closing conditions, including certain approvals of OTF Shareholders and OTF II Shareholders and the receipt of any necessary state securities or “blue sky” authorizations, that, if not satisfied, will prevent the Mergers from being completed. The closing condition that OTF II Shareholders adopt the Merger Agreement and approve the Mergers may not be waived under applicable law and must be satisfied for the Mergers to be completed. If OTF II Shareholders do not approve the Merger Proposal and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on OTF’s and OTF II’s business and operations. In addition, the closing condition that OTF Shareholders approve the OTF Charter Amendment Proposal may not be waived under applicable law and must be satisfied for the Mergers to be completed. If OTF Shareholders do not approve the OTF Charter Amendment Proposal and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on OTF’s and OTF II’s business and operations. In addition to the required approvals of OTF Shareholders and OTF II Shareholders, the Mergers are subject to a number of other conditions beyond OTF’s and OTF II’s control that may prevent, delay or otherwise materially adversely affect completion of the Mergers. OTF or OTF II cannot predict whether and when these other conditions will be satisfied.
Litigation filed against OTF and OTF II in connection with the Mergers could result in substantial costs and could delay or prevent the Mergers from being completed.
From time to time, OTF and OTF II may be subject to legal actions, including securities class action lawsuits and derivative lawsuits, as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas in connection with the Mergers. These or any similar securities class action lawsuits and derivative lawsuits, regardless of their merits, may result in substantial costs and divert management time and resources. An adverse judgment in such cases could have a negative impact on the liquidity and financial condition of OTF and/or the combined company following the Mergers or could prevent the Mergers from being completed.
OTF and OTF II will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.
Uncertainty about the effect of the Mergers may have an adverse effect on OTF and OTF II and, consequently, on the combined company following completion of the Mergers. These uncertainties may cause those that deal with OTF and OTF II to seek to change their existing business relationships with OTF and OTF II, respectively, and could impact OTF’s ability to conduct a Listing in a timely manner or at all.
In addition, the Merger Agreement restricts OTF and OTF II from taking actions that they might otherwise consider to be in their best interests. These restrictions may prevent OTF and OTF II from pursuing certain business opportunities that may arise prior to the completion of the Mergers. Please see “Description of the Merger Agreement—Conduct of Business Pending Completion of the Mergers” for a description of the restrictive covenants to which OTF and OTF II are subject.
OTF and OTF II may waive one or more conditions to the Mergers without resoliciting shareholder approval.
Certain conditions to OTF’s and OTF II’s respective obligations to complete the Mergers may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of OTF and OTF II. In the event that any such waiver does not require resolicitation of shareholders, the parties to the Merger Agreement will have the discretion to complete the Mergers without seeking further shareholder approval. The conditions requiring the approval of the OTF Charter Amendment Proposal by OTF Shareholders and the Merger Proposal by OTF II Shareholders, however, cannot be waived.
Even if the Mergers are consummated, OTF is still required to conduct a Listing or wind-down within a specified period of time.
Pursuant to the OTF Subscription Agreements, if OTF has not conducted a Listing by August 10, 2025, subject to extension for two one-year periods, in the sole discretion of the OTF Board, the OTF Board (subject to any necessary shareholder approval and applicable requirements of the 1940 Act) will use its commercially reasonable efforts to wind down and/or liquidate and dissolve OTF in an orderly manner. There is no assurance that OTF will undertake a Listing within this time period or at all.
If the Mergers are consummated or if the Mergers are not consummated and the Amended OTF Charter is adopted, the shares of OTF Common Stock currently held by OTF Shareholders will be subject to different transfer restrictions imposed by the Amended OTF Charter.
The OTF Subscription Agreements currently provide that (i) prior to a Listing, OTF Shareholders may not transfer shares of OTF Common Stock without the prior written consent of OTF Adviser, and (ii) OTF Shareholders may not transfer shares of OTF Common Stock acquired prior to a Listing during the “Current OTF Restricted Period” (as defined below) without the prior written consent of the OTF Board. The Current OTF Restricted Period is: (i) 180 days after the date of the Listing for all of the shares of OTF Common Stock held by an OTF Shareholder prior to the Listing; and (ii) 270 days after the Listing for 50% of the shares of OTF Common Stock held by an OTF Shareholder prior to the Listing. If the Amended OTF Charter is not adopted, the transfer restrictions in the OTF Subscription Agreements will continue to apply.
If the Mergers are consummated or if the Mergers are not consummated and the Amended OTF Charter is adopted, the Amended OTF Charter will provide for a longer restricted period through and following a Listing. The Amended OTF Charter will provide that OTF Shareholders may not transfer any shares of OTF Common Stock acquired prior to a Listing during the OTF Restricted Period. The OTF Restricted Period is through: (i) 180 days after the date of the Listing for all of the shares of OTF Common Stock held by an OTF Shareholder prior to the Listing; (ii) 270 days after the Listing for two-thirds of the shares of OTF Common Stock held by an OTF Shareholder prior to the Listing; and (iii) 365 days after the Listing for one-third of the shares of OTF Common Stock held by an OTF Shareholder prior to the Listing.
If approved, the transfer restrictions will apply to all OTF Shareholders. If the Mergers are approved and the Mergers close, such transfer restrictions will apply to shares of OTF Common Stock issued in the Mergers. Following approval of the Amended OTF Charter, any purported transfer in violation of these transfer restrictions would have no force or effect. Other than the difference between the length of the Current OTF Restricted Period and the OTF Restricted Period, the transfer restrictions in the Amended OTF Charter and in the OTF Subscription Agreements will operate the same way. The transfer restrictions in the Amended OTF Charter also operate the same way as the transfer restrictions in the OTF II Charter for the period following a Listing and in the OTF II Subscription Agreements for the period prior to a Listing.
OTF Shareholders and OTF II Shareholders do not have appraisal rights in connection with the Mergers.
Appraisal rights are statutory rights that enable shareholders to dissent from certain extraordinary transactions, such as certain mergers, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to shareholders in connection with the applicable transaction. Under Maryland law, OTF Shareholders and OTF II Shareholders will not have rights to an appraisal of the fair value of their shares in connection with the Mergers.

The Mergers may not be treated as a tax-free reorganization under Section 368(a) of the Code.
OTF and OTF II intend that the Mergers will qualify as a tax-free reorganization under Section 368(a) of the Code, and each expect to receive a legal opinion to that effect. However, if the IRS or a court determines that the Mergers should not be treated as a tax-free reorganization under Section 368(a) of the Code, then a shareholder would generally recognize gains or losses for U.S. federal income tax purposes upon the exchange of OTF II Common Stock for OTF Common Stock in the Mergers.
OTF is expected to be subject to an annual limitation on its use of OTF II’s capital loss carryforwards (and certain unrecognized built-in losses), if any.
OTF II may have capital loss carryforwards (and unrealized built-in losses) for U.S. federal income tax purposes. Subject to certain limitations, capital loss carryforwards and recognized built-in losses may be used to offset future recognized capital gains. Section 382 of the Code imposes an annual limitation on the ability of a corporation, including a RIC, that undergoes an “ownership change” to use its capital loss carryforwards and unrealized built-in losses. The Mergers are expected to result in such an “ownership change” of OTF II for the purposes of Section 382 of the Code. Such a limitation may, for any given year, have the effect of potentially increasing the amount of OTF’s U.S. federal net capital gains for such year and, hence, the amount of capital gains dividends OTF would need to distribute to remain a RIC and to avoid U.S. income and excise tax liability, as compared to what the net capital gains would be with full use of such losses. For further information, see Material U.S. Federal Income Tax Considerations—Material U.S. Federal Income Tax Consequences of the Merger.”
The combined company may incur adverse tax consequences if either OTF or OTF II have failed or fails to qualify for taxation as a RIC for United States federal income tax purposes.
Each of OTF and OTF II have elected to qualify as a RIC and operated in a manner that it believes has allowed it to qualify as a RIC for U.S. federal income tax purposes under the Code and intends to continue to do so through and (with respect to OTF) following the Mergers. In order to qualify as a RIC, a corporation must satisfy numerous requirements relating to, among other things, the nature of its assets and income and its distribution levels. If OTF or OTF II have failed or fails to qualify as a RIC for U.S. federal income tax purposes, the combined company may have significant tax liabilities, or may have to make significant distributions and pay penalty or excise taxes in order to maintain RIC qualification. These liabilities could substantially reduce the combined company’s cash available for distribution to its shareholders and the value of OTF Common Stock. In addition, if either OTF or OTF II have failed or fail to qualify as a RIC for U.S. federal income tax purposes, the analysis of the Mergers as a tax-free reorganization could be impacted.

COMPARATIVE FEES AND EXPENSES
Comparative Fees and Expenses Relating to the Mergers
The following tables are intended to assist OTF Shareholders and OTF II Shareholders in understanding the costs and expenses that an investor in shares of OTF Common Stock or OTF II Common Stock bears directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the Mergers. OTF and OTF II caution you that some of the percentages indicated in the table below are estimates and may vary. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “OTF” or “OTF II,” investors will indirectly bear such fees or expenses as shareholders of OTF or OTF II, as applicable. The table below is based on information as of September 30, 2024 (except as noted below) and includes expenses of the applicable consolidated subsidiaries.

	Actual		Pro Forma
Shareholder transaction expenses:	OTF	OTF II	OTF
Sales load (as a percentage of offering price)	None(1)	None(1)	None(1)
Offering expenses (as a percentage of offering price)	None(1)	None(1)	None(1)
Dividend reinvestment plan fees	None(2)	None(2)	None(2)
Total shareholder transaction expenses (as a percentage of offering price)	None	None	None

Estimated annual expenses (as a percentage of net assets attributable to common stock(3)):	Actual		Pro Forma
	OTF	OTF II	OTF
Base management fees(4)	1.8%	1.8%	1.8%
Incentive fees (OTF: 10%; OTF II: 10%)(5)	1.1%	1.2%	1.1%
Interest payments on borrowed funds (including other costs of servicing and offering debt securities)(6)	6.4%	8.3%	7.3%
Other expenses(7)	0.4%	0.4%	0.3%
Acquired fund fees and expenses	0.0%	0.0%	0.0%
Total annual expenses(8)	9.7%	11.7%	10.5%
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(1)OTF and OTF II did not impose a sales charge to purchases of shares of OTF Common Stock or OTF II Common Stock, as applicable, when issuing shares of OTF Common Stock or OTF II Common Stock, as applicable, in private placements.
(2)The expenses of administering the OTF and OTF II dividend reinvestment plans are included in “Other expenses.” For additional information, see “OTF Dividend Reinvestment Plan” and “OTF II Dividend Reinvestment Plan.”
(3)For the pro forma column, the combined net assets of OTF and OTF II on a pro forma basis as of September 30, 2024 were used.
(4)For OTF, the base management fee is .90% of OTF’s, (i) average gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters; provided, however, that no management fee will be charged on the value of gross assets (excluding cash and cash- equivalents but including assets purchased with borrowed amounts) that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act; plus (ii) the average of any remaining unfunded OTF Capital Commitments at the end of the two most recently completed calendar quarters. The management fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. The management fee reflected in the table is calculated by determining the ratio that the management fee bears to OTF’s net assets attributable to common stock (rather than its gross assets).
For OTF II, the base management fee is .90% of OTF II’s (i) average gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters; provided, however, that no Management Fee will be charged on the value of gross assets (excluding cash and cash- equivalents but including assets purchased with borrowed amounts) that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act; plus (ii) the average of any remaining unfunded OTF II Capital Commitments at the end of the two most recently completed calendar quarters. The management fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. The management fee reflected in the table is calculated by determining the ratio that the management fee bears to OTF II’s net assets attributable to common stock (rather than its gross assets).
Following the listing on a national securities exchange of the OTF Common Stock or the OTF II Common Stock, the manner in which the base management fee payable to OTF Adviser by OTF or OTF II Adviser by OTF II would change pursuant to the terms of each company’s respective investment advisory agreements. See “Item 1. Business – Investment Advisory Agreement – Compensation of the Adviser” respectively in Part I of each of OTF’s Annual Report on Form 10-K and OTF II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for a description of these changes.

Following completion of the Mergers, the combined company will be externally managed by OTF Adviser under the OTF Investment Advisory Agreement. The pro forma base management fee referenced in the table above is based on the combined gross assets (excluding cash and cash equivalents) of OTF and OTF II on a pro forma basis as of September 30, 2024.
(5)For OTF, the incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on OTF’s income and a portion is based on OTF’s capital gains, For more detailed information about OTF’s incentive fee, see “Part I, Item 1 BUSINESS - Investment Advisory Agreement” in OTF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
For OTF II, the incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on OTF II’s income and a portion is based on OTF II’s capital gains. For more detailed information about the incentive fee, see “Part I, Item 1 BUSINESS - Investment Advisory Agreement” in OTF II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Following a listing on a national securities exchange of the OTF Common Stock or the OTF II Common Stock, the manner in which the incentive fee payable to OTF Adviser by OTF or OTF II Adviser by OTF II is calculated would change pursuant to the terms of each company’s respective investment advisory agreements. See “Item 1. Business – Investment Advisory Agreement – Compensation of the Adviser” respectively in Part I of each of OTF’s Annual Report on Form 10-K and OTF II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for a description of these changes.
Following completion of the Mergers, the combined company will be externally managed by OTF Adviser. The pro forma incentive fee has been calculated in accordance with the terms of the OTF Investment Advisory Agreement. The pro forma incentive fee referenced in the table above is based on the actual amounts of the income component of the incentive fee for OTF and OTF II on a pro forma basis for the nine months ended September 30, 2024, annualized for a full year and calculated under the OTF Investment Advisory Agreement and the amount payable under the OTF Investment Advisory Agreement for the capital gains component as of September 30, 2024, assuming the Mergers closed on September 30, 2024.
(6)For OTF, the figure in the table represents OTF’s interest expenses based on actual interest and credit facility expenses incurred for the nine months ended September 30, 2024, which includes the impact of interest rate swaps. During the nine months ended September 30, 2024, OTF’s average borrowings outstanding were $3.0 billion and OTF’s interest expense incurred was $146.0 million. OTF had outstanding borrowings of approximately $3.0 billion as of September 30, 2024. Interest payments on borrowed funds represents an estimate of OTF’s annualized interest expense based on borrowings under the OTF Revolving Credit Facility, the OTF SPV Asset Facility I, the OTF SPV Asset Facility II, June 2025 Notes, December 2025 Notes, June 2026 Notes, January 2027 Notes, and CLO 2020-1. The assumed weighted average interest rate on OTF’s total debt outstanding was 6.2%. OTF may borrow additional funds from time to time to make investments to the extent OTF determines that the economic situation is conducive to doing so. OTF may also issue additional debt securities or preferred stock, subject to OTF’s compliance with applicable requirements under the 1940 Act. See “Item 1. Consolidated Financial Statements and Supplementary Data - Note 5. Debt” in Part I of OTF’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 for a description of these borrowings.
For OTF II, the figure in the table represents OTF II’s interest expenses based on actual interest and credit facility expenses incurred for the nine months ended September 30, 2024. During the nine months ended September 30, 2024, OTF II’s average borrowings outstanding were $2.3 billion and OTF II’s interest expense incurred was $146.4 million. OTF II had outstanding borrowings of approximately $2.5 billion as of September 30, 2024. Interest payments on borrowed funds represents an estimate of OTF II’s annualized interest expense based on borrowings under the OTF II Subscription Credit Facility, OTF II Revolving Credit Facility, the OTF II SPV Asset Facility I, the OTF II SPV Asset Facility II, 2023A Notes, April 2029 Notes, Athena CLO II, and Athena CLO IV. The assumed weighted average interest rate on OTF II’s total debt outstanding was 7.9%. OTF II may borrow additional funds from time to time to make investments to the extent OTF II determines that the economic situation is conducive to doing so. OTF II may also issue additional debt securities or preferred stock, subject to OTF II compliance with applicable requirements under the 1940 Act. See “Item 1. Consolidated Financial Statements and Supplementary Data - Note 5. Debt” in Part I of OTF II’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 for a description of these borrowings.
The “Pro Forma” column assumes the sum of amounts of average borrowings during the nine months ended September 30, 2024 for each of OTF and OTF II for the combined company following the Mergers.
(7)“Other expenses” are based on estimated amounts for the current fiscal year for each of OTF and OTF II. These expenses include certain expenses allocated to the applicable company under the OTF Investment Advisory Agreement and the OTF II Investment Advisory Agreement, as applicable. The “Pro Forma” column assumes the sum of amounts estimated for each of OTF and OTF II for the combined company following the Mergers and reflects decreases in duplicative costs such as professional fees for legal, audit and tax fees, directors’ fees, and other redundant administrative and operating expenses directly related to the Mergers. “Other expenses” does not reflect any potential provision (benefit) for income taxes because of the uncertainties associated with determining such amounts in future periods.
(8)“Total annual expenses” is presented as a percentage of net assets attributable to holders of common stock because OTF Shareholders and OTF II Shareholders bear all of the fees and expenses of the respective company. “Total annual expenses” does not reflect any potential provision (benefit) for income taxes because of the uncertainties associated with determining such amounts in future periods.
Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in OTF, OTF II or the combined company’s common stock following completion of the Mergers on a pro forma basis, in each case assuming that OTF, OTF II and the combined company hold no cash or liabilities other than debt. In calculating the following expense amounts, each of OTF and OTF II has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Calculations for the pro forma combined company following the Mergers assume that the Mergers closed on September 30, 2024 and that the leverage and operating expenses of OTF and OTF II remain at the levels set forth in the tables above. Transaction expenses related to the Mergers are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
OTF, assuming a 5% annual return (assumes no return from net realized capital gains)	$86	$263	$445	$921
OTF II, assuming a 5% annual return (assumes no return from net realized capital gains)	$105	$312	$518	$1,024
OTF, assuming a 5% annual return (assumes return entirely from realized capital gains)	$96	$290	$485	$979
OTF II, assuming a 5% annual return (assumes return entirely from realized capital gains)	$114	$338	$554	$1,069

	1 year	3 years	5 years	10 years
Pro forma combined company following the Mergers you would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains)	$94	$285	$477	$969
Assuming a 5% annual return (assumes return entirely from realized capital gains)	$104	$311	$516	$1,021
The foregoing tables are intended to assist you in understanding the various costs and expenses that an investor in OTF, OTF II or, following the Mergers, the combined company will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, performance of OTF, OTF II and the combined company will vary and may result in a return greater or less than 5%. The incentive fee based on pre-incentive fee NII under each of the OTF Investment Advisory Agreement and the OTF II Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. In addition, while the example assumes reinvestment of all distributions at NAV, participants in OTF’s dividend reinvestment plan will receive a number of shares of OTF Common Stock determined by dividing the total dollar amount of the cash distribution payable to a participant by the NAV per share of OTF Common Stock as of the last day of the calendar quarter immediately preceding the date such distribution was declared.
The example and the expenses in the table above should not be considered a representation of OTF’s, OTF II’s, or, following completion of the Mergers, the combined company’s, future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This joint proxy statement/prospectus, including the documents incorporated by reference herein, contains statements that constitute forward-looking statements, which relate to OTF, OTF II or, following the Mergers, the combined company, regarding future events or the future performance or future financial condition of OTF, OTF II or, following the Mergers, the combined company. The forward-looking statements may include statements as to: future operating results of OTF, OTF II or, following the Mergers, the combined company and distribution projections; business prospects of OTF, OTF II or, following the Mergers, the combined company and the prospects of their portfolio companies; and the impact of the investments that OTF, OTF II or, following the Mergers, the combined company expect to make. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with:
•the ability of the parties to consummate the Mergers on the expected timeline, or at all;
•the expected synergies and savings associated with the Mergers;
•the ability to realize the anticipated benefits of the Mergers including the expected elimination of certain expenses and costs due to the Mergers;
•the percentage of OTF Shareholders and OTF II Shareholders voting in favor of the proposals submitted for their approval;
•the possibility that competing offers or acquisition proposals will be made;
•the Merger Agreement’s limitations on the ability of OTF and OTF II to pursue alternatives to the Mergers;
•the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived;
•risks related to diverting management’s attention from ongoing business operations;
•the combined company’s plans, expectations, objectives and intentions, as a result of the Mergers;
•any potential termination of the Merger Agreement or action of OTF II Shareholders with respect to any proposed merger;
•any operational uncertainties and contractual restrictions while the Mergers are pending;
•the actions of OTF Shareholders or OTF II Shareholders with respect to any of the proposals submitted for their approval;
•the future operating results and distribution projections of OTF, OTF II or, following the Mergers, the combined company;
•the ability of OTF to reposition the portfolios of OTF, OTF II or, following the Mergers, the combined company, and to implement OTF’s future plans with respect to their businesses;
•the ability of Blue Owl and its affiliates to attract and retain highly talented professionals;
•the business prospects of OTF, OTF II or, following the Mergers, the combined company and the prospects of their portfolio companies;
•the impact of the investments that OTF, OTF II or, following the Mergers, the combined company expect to make and the competition for those investments;
•potential conflicts of interest with OTF Adviser, OTF II Adviser, and other affiliates of Blue Owl;
•the ability of the portfolio companies of OTF, OTF II or, following the Mergers, the combined company to achieve their objectives;

•the expected financings and investments and additional leverage that OTF, OTF II or, following the Mergers, the combined company may seek to incur in the future;
•the adequacy of the cash resources and working capital of OTF, OTF II or, following the Mergers, the combined company;
•the timing of cash flows, if any, from the operations of the portfolio companies of OTF, OTF II or, following the Mergers, the combined company; and
•the risk that shareholder litigation in connection with the Mergers may result in significant costs of defense and liability.
Such forward-looking statements may include statements preceded by, followed by or otherwise include the words such as “anticipates,” “believes,” “expects,” “seeks,” “plans,” “should,” “estimates,” “projects,” “may,” “might,” “will,” “would,” “could,” “can,” “continue,” “targets,” “outlook,” “potential,” “predicts,” “intends” and other variations of these words and similar expressions. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. The actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” in Part I of each of OTF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and OTF II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in their periodic filings with the SEC, and elsewhere contained or incorporated by reference in this joint proxy statement/prospectus.
Other factors that could cause actual results to differ materially include:
•changes or potential disruptions in the operations of OTF, OTF II or, following the Mergers, the combined company, the economy, financial markets or political environment;
•the impact of elevated interest and inflation rates, ongoing supply chain and labor market disruptions, including those as a result of strikes, work stoppages or accidents, instability in the U.S. and international banking systems, the recent U.S. presidential election and legislative, regulatory, trade and policy changes associated with a new administration, and the risk of recession or a shutdown of government services;
•risks associated with possible disruption in the operations of OTF and OTF II or the economy generally due to terrorism, war or other geopolitical conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing war between Russia and Ukraine and the escalated conflict in the Middle-East, including the Israel-Hamas conflict, natural disasters or pandemics;
•future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in OTF’s and OTF II’s operating areas, particularly with respect to maintaining their qualifications as BDCs or RICs; and
•other considerations that may be disclosed from time to time in the publicly disseminated documents and filings of OTF, OTF II or, following the Mergers, the combined company.
The forward-looking statements included in this joint proxy statement/prospectus and documents incorporated by reference into this joint proxy statement/prospectus are based on information available to them on the applicable date of the relevant document, and they assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in any forward-looking statements and future results could differ materially from historical performance. Although OTF and OTF II undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that OTF and OTF II in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This joint proxy statement/prospectus and documents incorporated by reference into this joint proxy statement/prospectus contain or may contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. These forward-looking statements apply only as of the date of this report. Moreover, neither OTF nor OTF II assumes any duty or undertakes to update the forward-looking statements. Because OTF and OTF II are investment companies, the forward-looking statements and projections contained in this joint proxy statement/prospectus are excluded from the safe harbor protection provided by Section 21E of the Exchange Act.

THE OTF SPECIAL MEETING
Date, Time and Place of the OTF Special Meeting
The OTF Special Meeting will be held virtually on [    ], 20[     ] at [    ], Eastern Time, at the following website: www.[    ].com. This joint proxy statement/prospectus will be sent to OTF Shareholders of record as of [    ], 20[__] on or about [    ], 20[__] .
Purpose of the OTF Special Meeting
At the OTF Special Meeting, OTF Shareholders will be asked to approve the OTF Charter Amendment Proposal.
After careful consideration, the OTF Board, on the recommendation of the OTF Special Committee, comprised solely of the OTF Independent Directors, unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and the OTF Board unanimously approved the Amended OTF Charter. After careful consideration, the OTF Board unanimously recommends that OTF Shareholders vote “FOR” the OTF Charter Amendment Proposal.
Record Date
OTF Shareholders may vote their shares at the OTF Special Meeting only if they were a shareholder of record at the close of business on [    ], 20[__]. There were [    ] shares of the OTF Common Stock outstanding on the OTF Record Date. Each share of common stock is entitled to one vote.
Quorum and Adjournments
A quorum must be present at the OTF Special Meeting for any business to be conducted. The presence at the OTF Special Meeting, virtually or by proxy, of shareholders entitled to cast a majority of votes entitled to be cast at the OTF Special Meeting will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes” with respect to such proposals. The OTF Charter Amendment Proposal is a non-routine matter and so no broker non-votes are expected. If a quorum is not met, the chairman of the meeting may adjourn the OTF Special Meeting to permit the further solicitation of proxies.
If there appears not to be enough votes to approve the OTF Charter Amendment Proposal at the OTF Special Meeting, the chairman of the OTF Special Meeting shall have the power to conclude or adjourn the OTF Special Meeting from time to time to a date not more than 120 days after the OTF Record Date without notice other than announcement at the OTF Special Meeting.
An OTF Shareholder vote may be taken on any of the proposals in this joint proxy statement/prospectus prior to any such adjournment if there are sufficient votes for approval of such proposal.
Broker Non-Votes and Abstentions
Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes.” The OTF Charter Amendment Proposal is a non-routine matter for OTF and so no broker non-votes are expected. As a result, if an OTF Shareholder holds shares in “street name” through a broker, bank or other nominee, such broker, bank or nominee will not be permitted to exercise voting discretion with respect to the OTF Charter Amendment Proposal. Abstentions and will not count as affirmative votes cast and will therefore have the same effect as votes “against” the OTF Charter Amendment Proposal.
Vote Required
Each share of OTF Common Stock held by a holder of record as of the OTF Record Date has one vote on each matter considered at the OTF Special Meeting.

The OTF Charter Amendment Proposal
The OTF Charter Amendment Proposal requires the approval of the holders of a majority of the outstanding shares of OTF Common Stock entitled to vote at the OTF Special Meeting. Abstentions will not count as affirmative votes cast and will therefore have the same effect as votes “against” the OTF Charter Amendment Proposal. The OTF Charter Amendment Proposal is a non-routine matter for OTF and so no broker non-votes are expected.
Voting of Management
On the OTF Record Date, OTF’s officers and directors owned and were entitled to vote [    ] shares of OTF Common Stock, representing less than [    ] of the outstanding shares of OTF Common Stock on the OTF Record Date. None of OTF’s officers or directors has entered into any voting agreement relating to the Mergers.
Voting of Proxies
OTF encourages OTF Shareholders to vote their shares, either by voting virtually at the OTF Special Meeting or by voting by proxy, which means that OTF Shareholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with the OTF Shareholder’s instructions. If OTF Shareholders execute a proxy without specifying their voting instructions, such OTF Shareholders’ shares will be voted in accordance with the OTF Board’s recommendation. If any other business is brought before the OTF Special Meeting, OTF Shareholders’ shares will be voted at the OTF Board’s discretion unless OTF Shareholders specifically state otherwise on their proxies.
OTF Shareholders may revoke a proxy at any time before it is exercised by notifying OTF’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the OTF Special Meeting. Any OTF Shareholder entitled to vote at the OTF Special Meeting may attend the OTF Special Meeting and vote virtually, whether or not such OTF Shareholder has previously voted his or her shares via proxy or wishes to change a previous vote.
An OTF Shareholder may vote virtually at the OTF Special Meeting or by proxy in accordance with the instructions provided below. An OTF Shareholder may also authorize a proxy by telephone or through the internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or internet link.
•By internet: www.[    ].com.
•By telephone: [    ] to reach a toll-free, automated touchtone voting line, or [     ] Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time and Saturday and Sunday 10:00 a.m. until 6:00 p.m. Eastern Time to reach a toll-free, live operator line.
•By mail: You may vote by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [    ], 20[    ].
Important notice regarding the availability of proxy materials for the OTF Special Meeting. OTF’s joint proxy statement/prospectus, OTF’s Annual Report on Form 10-K for the year ended December 31, 2023 and the proxy card are available at www.proxyvote.com.
Revocability of Proxies
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the OTF Special Meeting, by attending the OTF Special Meeting and voting virtually, or by a notice, provided in writing and signed by the OTF Shareholder, delivered to OTF’s Secretary on any business day before the date of the OTF Special Meeting.
Solicitation of Proxies
OTF and OTF II will bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the accompanying Notice of Special Meeting of Shareholders and proxy card. OTF and OTF II intend to use the services of [    ] to aid in the distribution and collection of proxy votes for an estimated fee of $[     ], plus reasonable out-of-pocket expenses. No additional compensation will be paid to directors, officers or employees for such services.
For more information regarding expenses related to the Mergers, see “Questions and Answers about the Special Meetings and the Mergers—Who is responsible for paying the expenses relating to completing the Mergers?”
Appraisal Rights
OTF Shareholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the OTF Special Meeting.

THE OTF II SPECIAL MEETING
Date, Time and Place of the OTF II Special Meeting
The OTF II Special Meeting will be held virtually on [    ], 20[    ] at [    ], Eastern Time, at the following website: www.[    ].com. This joint proxy statement/prospectus will be sent to OTF II Shareholders of record as of [    ], 20[__] on or about [    ], 20[__] .
Purpose of the OTF II Special Meeting
At the OTF II Special Meeting, OTF II Shareholders will be asked to approve the Merger Proposal.
After careful consideration, on the recommendation of the OTF II Special Committee, comprised solely of the OTF II Independent Directors, the OTF II Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and unanimously recommends that OTF II Shareholders vote “FOR” the Merger Proposal.
Record Date
OTF II Shareholders may vote their shares at the OTF II Special Meeting only if they were a shareholder of record at the close of business on [    ], 20[__] . There were [    ] shares of OTF II Common Stock outstanding on the OTF II Record Date. Each share of OTF II Common Stock is entitled to one vote.
Quorum and Adjournments
A quorum must be present at the OTF II Special Meeting for any business to be conducted. The presence at the OTF II Special Meeting, virtually or by proxy, of shareholders entitled to cast a majority of votes entitled to be cast at the OTF II Special Meeting will constitute a quorum. If quorum is not met, the chairman of the meeting may adjourn the OTF II Special Meeting to permit the further solicitation of proxies.
If there appear not to be enough votes to approve the Merger Proposal at the OTF II Special Meeting, the chairman of the OTF II Special Meeting shall have the power to conclude or adjourn the OTF II Special Meeting from time to time to a date not more than 120 days after the OTF II Record Date without notice other than announcement at the OTF II Special Meeting.
An OTF II Shareholder vote may be taken on any of the proposals in this joint proxy statement/prospectus prior to any such adjournment if there are sufficient votes for approval of such proposal.
Broker Non-Votes and Abstentions
Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes.” The Merger Proposal is a non-routine matter for OTF II and so no broker non-votes are expected. As a result, if an OTF II Shareholder holds shares in “street name” through a broker, bank or other nominee, such broker, bank or nominee will not be permitted to exercise voting discretion with respect to the Merger Proposal. Abstentions will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal.
Vote Required
Each share of OTF II Common Stock held by a holder of record as of the OTF II Record Date has one vote on each matter considered at the OTF II Special Meeting.
The Merger Proposal
The affirmative vote of the holders of a majority of the outstanding shares of OTF II Common Stock entitled to vote at the OTF II Special Meeting is required to approve the Merger Proposal.

Under the terms of the Merger Agreement, each OTF II Shareholder will have the right to receive, for each share of OTF II Common Stock, a number of shares of OTF Common Stock equal to the Exchange Ratio. The number of shares of OTF Common Stock to be received will be subject to adjustment if, between the date of the Merger Agreement and the effective time of the Initial Merger, the respective outstanding shares of OTF Common Stock or OTF II Common Stock have increased or decreased or changed into or been exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution shall be authorized and declared with a record date within such period.
Abstentions will not count as affirmative votes cast and will therefore have the same effect as votes against the Merger Proposal. The Merger Proposal is a non-routine matter for OTF II and so no broker non-votes are expected. Proxies received will be voted “FOR” the Merger Proposal, unless OTF II Shareholders designate otherwise.
Voting of Management
On the OTF II Record Date, OTF II’s officers and directors owned and were entitled to vote [    ] shares of OTF II Common Stock, representing less than [    ] of the outstanding shares of OTF II Common Stock on the OTF II Record Date. None of OTF II’s officers or directors has entered into any voting agreement relating to the Mergers.
Voting of Proxies
OTF II encourages OTF II Shareholders to vote their shares, either by voting virtually at the OTF II Special Meeting or by voting by proxy, which means that OTF II Shareholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with OTF II Shareholders’ instructions. If OTF II Shareholders execute a proxy without specifying their voting instructions, such OTF II Shareholders’ shares will be voted in accordance with the OTF II Board’s recommendation. If any other business is brought before the OTF II Special Meeting, OTF II Shareholders’ shares will be voted at the OTF II Board’s discretion unless OTF II Shareholders specifically state otherwise on their proxy.
OTF II Shareholders may revoke a proxy at any time before it is exercised by notifying OTF II Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the OTF II Special Meeting. Any OTF II Shareholder entitled to vote at the OTF II Special Meeting may attend the OTF II Special Meeting and vote virtually, whether or not he or she has previously voted his or her shares via proxy or wishes to change a previous vote.
An OTF II Shareholder may vote virtually at the OTF II Special Meeting or by proxy in accordance with the instructions provided below. An OTF II Shareholder may also authorize a proxy by telephone or through the internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or internet link.
•By internet: www.[    ].com.
•By telephone: [    ] to reach a toll-free, automated touchtone voting line, or [    ] Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time and Saturday and Sunday 10:00 a.m. until 6:00 p.m. Eastern Time to reach a toll-free, live operator line.
•By mail: You may vote by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [    ], 20[    ] .

Important notice regarding the availability of proxy materials for the OTF II Special Meeting. OTF II’s joint proxy statement/prospectus, OTF II’s Annual Report on Form 10-K for the year ended December 31, 2023 and the proxy card are available at www.[    ].com.
Revocability of Proxies
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the OTF II Special Meeting, by attending the OTF II Special Meeting and voting virtually, or by a notice, provided in writing and signed by the OTF II Shareholder, delivered to OTF II Secretary on any business day before the date of the OTF II Special Meeting.
Solicitation of Proxies
OTF II and OTF will bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the accompanying Notice of Special Meeting of Shareholders and proxy card. OTF II and OTF intend to use the services of [        ] to aid in the distribution and collection of proxy votes for an estimated fee of on [        ], plus reasonable out-of-pocket expenses. No additional compensation will be paid to directors, officers or employees for such services.
For more information regarding expenses related to the Mergers, see “Questions and Answers about the Merger—Who is responsible for paying the expenses relating to completing the Mergers?”
Appraisal Rights
OTF II Shareholders do not have the right to exercise rights of objecting shareholders with respect to any matter to be voted upon at the OTF II Special Meeting.

CAPITALIZATION
The following table sets forth (1) OTF’s and OTF II’s actual capitalization as of September 30, 2024 and (2) OTF’s capitalization as adjusted to reflect the effects of the Mergers. You should read this table together with OTF’s and OTF II’s consolidated financial statements incorporated by reference herein.

	Actual (unaudited) OTF	Actual (unaudited) OTF II	Pro forma Adjustments (unaudited)		Pro forma (unaudited) OTF
Cash, cash equivalents and restricted cash	186,475	135,279	(65,210)	(1) (2) (3)	256,544
Debt	2,990,472	2,515,909	—		5,506,381
Unamortized Debt Issuance Costs	(29,267)	(46,521)	—		(75,788)
Net assets	3,575,511	2,758,910	(62,782)	(1) (2)	6,271,639
Total Capitalization	6,536,716	5,228,298	(62,782)		11,702,232
Number of shares of common stock outstanding	210,978,842	174,960,148	(15,416,052)	(4)	370,522,939
NAV per share of common stock	16.95	15.77			16.93
__________________
(1)Pro forma adjustments reflect the combined impact of $4.4 million and $4.2 million of estimated remaining transaction expenses expected to be incurred by OTF and OTF II, respectively, as of September 30, 2024. Transaction expenses of OTF are capitalized and deferred, while transaction expenses of OTF II are expensed as incurred in accordance with ASC 805.
(2)Pro forma adjustment reflects the estimated distribution of approximately $54.3 million to OTF II Shareholders relating to the pre-Closing period that the OTF II Board will declare prior to the Closing, subject to OTF II’s compliance with all applicable regulatory requirements and covenants contained in debt agreements to which OTF II is party or subject.
(3)Pro forma adjustment reflects the estimated distribution of approximately $2.4 million to OTF II Adviser related to the accrued capital gains incentive fee as of September 30, 2024.
(4)Pro forma adjustment reflects the shares of OTF Common Stock issued to OTF II Shareholders based on an Exchange Ratio of 0.91 shares of OTF Common Stock for each share of OTF II Common Stock. The Exchange Ratio is based on (a) OTF’s NAV per share on September 30, 2024 and (b) OTF II’s NAV per share on September 30, 2024, resulting in a reduction in total combined shares outstanding of 15.4 million.

THE MERGERS
The following discussion includes the material terms of the Mergers and the principal terms of the Merger Agreement and is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.
General Description of the Mergers
Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into OTF II. OTF II will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Second Merger, OTF II, as the surviving company of the Initial Merger, will merge with and into OTF in accordance with the MGCL, with OTF as the surviving entity.
If the Mergers are consummated, each OTF II Shareholder will be entitled to receive shares of OTF Common Stock equal to the Exchange Ratio for each share of OTF II Common Stock. The number of shares of OTF Common Stock to be received will be subject to adjustment only if, between the date of the Merger Agreement and the effective time of the Mergers, the respective outstanding shares of OTF Common Stock or OTF II Common Stock have increased or decreased or changed into or been exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities is declared with a record date within such period.
Under the terms of the Merger Agreement, the Exchange Ratio will be determined as of the Determination Date prior to the effective date of the Mergers and based on the OTF Per Share NAV and the OTF II Per Share NAV.
No fractional shares of OTF Common Stock will be issued, and holders of OTF II Common Stock will receive cash in lieu of fractional shares.
Following the Mergers, OTF intends to continue its operations as conducted before the Mergers.
Background of the Mergers
The OTF Board and the OTF II Board regularly review and assess the business and operations of OTF and OTF II, respectively, with the goal of maximizing shareholder value. As part of these reviews, from time to time, the OTF Board and the OTF II Board, together with management of OTF and OTF II, as applicable, have considered a variety of potential strategic transactions and alternatives available to OTF and OTF II, respectively, such as a Listing, mergers, acquisitions, joint ventures and other similar transactions, including whether or not to engage in a strategic transaction or to engage in a transaction with a BDC affiliated with Blue Owl. As part of these ongoing reviews and assessments, the OTF Board and the OTF II Board, together with management of OTF and OTF II, as applicable, and in light of the requirement that OTF and OTF II undertake a Listing or wind-down within a prescribed period of time, have considered, among other things, that larger BDCs generally have (i) higher trading multiples and volume, which could allow OTF Shareholders and OTF II Shareholders, respectively, flexibility to manage their investments following a potential Listing after the Mergers and (ii) advantages of increased scale when issuing debt and negotiating credit facilities.
On September 16, 2024, a joint meeting of the OTF Board and the OTF II Board was held for the purpose of discussing strategic transaction considerations. Representatives of Eversheds Sutherland (US) LLP (“Eversheds Sutherland”), counsel to the OTF Board and the OTF II Board, attended the meeting and reviewed with the OTF Board and OTF II Board the fiduciary duties and standards of conduct applicable to the directors under the MGCL and the 1940 Act as well as additional 1940 Act considerations in connection with a merger of affiliated BDCs. Management then discussed that OTF Adviser, OTF II Adviser and their respective affiliates had been considering various strategic transactions for OTF and OTF II including a Listing, mergers, acquisitions, joint ventures and other similar transactions, including whether or not to engage in a strategic transaction or to engage in a transaction with an affiliate and at this time was proposing that the OTF Board and the OTF II Board consider a proposed merger of OTF and OTF II, with OTF as the surviving entity, in the coming months. Management also discussed the OTF

Commitment Period and the OTF II Commitment Period and noted that while a Listing was not contemplated at the time, a merger would leave the combined entity well positioned for a future Listing. Management explained that in connection with the proposed merger, it was recommending that OTF enter into an Amended OTF Charter, which would include transfer restrictions on the OTF Common Stock, including shares of OTF Common Stock issued in the Mergers, through 365 days following a potential Listing. Management explained that without the Amended OTF Charter, shares of OTF Common Stock issued outside of the OTF Private Offering, including in the Mergers, would not be subject to any transfer restrictions. Management further explained that the proposed transfer restrictions would mitigate concerns arising from the existence of a large number of shareholders and freely tradeable shares at the time of a potential Listing and, in the event of a merger, ensure that shares of OTF Common Stock issued in a merger and shares of OTF Common Stock issued in the OTF Private Offering would be subject to the same transfer restrictions. The OTF Independent Directors and the OTF II Independent Directors then met in executive session with representatives of Eversheds Sutherland present to discuss the information presented and agreed to give further consideration to a proposed merger between OTF and OTF II. The OTF Independent Directors and the OTF II Independent Directors also discussed forming a special committee comprised of all of the OTF Independent Directors and a special committee of all of the OTF II Independent Directors and hiring additional legal and financial advisors to aid in their consideration and negotiation of a proposed merger. The OTF Independent Directors discussed hiring Eversheds Sutherland as legal adviser in connection with the proposed merger, and the OTF II Independent Directors discussed hiring Stradley Ronon Stevens & Young, LLP (“Stradley”) as legal adviser in connection with the proposed merger. The OTF Independent Directors and the OTF II Independent Directors then selected certain nationally recognized investment banks to interview for the role of financial advisor in connection with the proposed merger and agreed to ask management to coordinate such interviews.
On September 23, 2024, September 24, 2024 and October 1, 2024, joint meetings of the OTF Independent Directors and the OTF II Independent Directors were held for the purpose of interviewing certain nationally recognized investment banks to act as financial advisors in connection with the consideration of various strategic transaction alternatives, including the proposed merger, by the OTF Independent Directors and the OTF II Independent Directors. Representatives of each investment bank provided information to the OTF Independent Directors and the OTF II Independent Directors about potentially acting as a financial advisor in connection with a strategic transaction and reviewed and discussed information about strategic alternatives available to OTF and OTF II, including a proposed merger of OTF and OTF II. Representatives of each investment bank also reviewed and discussed a possible exchange ratio that may be considered in connection with a proposed merger. Representatives of Eversheds Sutherland also attended at the request of the OTF Independent Directors and the OTF II Independent Directors. Following the meetings, the OTF Independent Directors and the OTF II Independent Directors evaluated, among other things, each investment bank’s qualifications, including expertise related to investing in technology-related companies, each investment bank’s experience with transactions involving BDCs, each investment bank’s ability to provide high-quality financial advice and assistance with respect to the proposed merger, estimated fees to be charged in connection with a potential engagement and any conflicts or relationships between the relevant parties.
On October 1, 2024, certain of the OTF Independent Directors and OTF II Independent Directors met with representatives of management to discuss the investment objectives, the investment portfolio composition, including the extent to which OTF’s investment portfolio and OTF II’s investment portfolio overlapped, and the performance of each of OTF and OTF II.
On October 2, 2024, the OTF Special Committee was formed, and the OTF Board authorized the OTF Special Committee to analyze and evaluate the proposed merger, including to determine whether the proposed merger is fair to and in the best interests of all OTF Shareholders, and to determine whether to recommend that the full OTF Board approve the proposed merger or any agreements or arrangements proposed to be entered into by OTF. Among other things, the OTF Special Committee was authorized to: (1) review, evaluate, consider and monitor negotiations related to the terms and conditions of the proposed merger and any agreements or arrangements proposed to be entered into by OTF or OTF II, as applicable, in connection with or relating to any proposed merger, including to determine whether any proposed merger is fair to and in the best interests of all OTF Shareholders; (2) review, evaluate, consider and negotiate on behalf of OTF the terms and conditions of any agreements or arrangements proposed to be entered into by OTF, or the surviving entity following the proposed merger or any of their respective affiliates, on the one hand, and with or for the benefit of Blue Owl or any of its respective affiliates, on the other hand, in connection with or relating to the proposed merger; (3) recommend to the full OTF Board what action, if any, should be taken by the OTF Board with respect to the proposed merger and any such agreements or arrangements proposed to be entered into in connection with or relating to the potential merger; and (4) take such other actions as the OTF Special Committee may deem to be necessary or appropriate to discharge its duties.
Also on October 2, 2024, the OTF II Special Committee was formed, and the OTF II Board authorized the OTF II Special Committee to analyze and evaluate the proposed merger, including to determine whether the proposed merger is fair to and in the best interests of all OTF II Shareholders and to determine whether to recommend that the full OTF II Board approve the proposed merger or any agreements or arrangements proposed to be entered into by OTF II. Among other things, the OTF II Special Committee was authorized to: (1) review, evaluate, consider and monitor negotiations related to the terms and conditions of the proposed merger and any agreements or arrangements proposed to be entered into by OTF II in connection with or relating to any proposed merger, including to determine whether any proposed merger is fair to and in the best interests of all OTF II Shareholders; (2) review, evaluate, consider and negotiate on behalf of OTF II the terms and conditions of any agreements or arrangements proposed to be entered into by OTF II or the surviving entity following the proposed merger or any of their respective affiliates, on the one hand, and with or for the benefit of Blue Owl or any of its respective affiliates, on the other hand, in connection with or relating to the proposed merger; (3) recommend to the full OTF II Board what action, if any, should be taken by the OTF II Board with respect to the proposed merger and any such agreements or arrangements proposed to be entered into in connection with or relating to the proposed merger; and (4) take such other actions as the OTF II Special Committee may deem to be necessary or appropriate to discharge its duties.
Also on October 2, 2024, the OTF Special Committee conveyed to management that it had determined to engage RBCCM and Truist Securities to act as its financial advisors and, if requested, provide opinions as to the fairness from a financial point of view of the proposed consideration in any potential transaction to the OTF Special Committee and asked management to inform RBCCM and Truist Securities. Subsequently management relayed such information to representatives of RBCCM and Truist Securities and instructed them to begin their preliminary review and analysis of the proposed merger.
Also on October 2, 2024, the OTF II Special Committee conveyed to management that it had determined to engage Greenhill and Morgan Stanley to act as its financial advisors and, if requested, to provide opinions to the OTF II Special Committee as to the fairness from a financial point of view of the proposed consideration in any potential transaction, and asked management to inform Greenhill and Morgan Stanley. Subsequently management relayed such information to representatives of Greenhill and Morgan Stanley and instructed them to begin their preliminary review and analysis of the proposed merger.
On October 3, 2024, the OTF II Special Committee engaged Stradley to serve as independent counsel to the OTF II Special Committee and discussed the scope of information to be requested from OTF II Adviser by each of Stradley and any investment bank engaged to be a financial advisor in connection with a potential transaction. The OTF II Special Committee also requested that Eversheds Sutherland, as counsel to OTF II, and Stradley commence legal due diligence related to the proposed merger, which included a review of OTF’s and OTF II’s current credit facilities, outstanding unsecured notes, material contracts and governing documents.
Also on October 3, 2024, the OTF Special Committee asked Eversheds Sutherland, who was already counsel to the OTF Independent Directors comprising the OTF Special Committee, to begin drafting the Merger Agreement and discussed the scope of information to be requested from the OTF Adviser by each of Eversheds and any investment bank engaged to be a financial advisor in connection with a potential transaction. The OTF Special Committee also requested that Eversheds Sutherland commence diligence related to the proposed merger, which included a review of OTF’s and OTF II’s current credit facilities, outstanding unsecured notes, material contracts and governing documents.
Also on October 3, 2024, representatives of management, Kirkland & Ellis LLP (“Kirkland”), counsel to OTF Adviser and OTF II Adviser, and Eversheds Sutherland met to discuss the manner in which OTF and OTF II would negotiate any proposed merger.

On October 7, 2024, the OTF Special Committee and the OTF II Special Committee held a joint meeting with representatives of Eversheds Sutherland and Stradley to discuss the timing and process for engaging RBCCM, Truist Securities, Greenhill and Morgan Stanley, as applicable, and negotiating the terms of the proposed merger. At the meeting on October 7, 2024, the OTF Independent Directors and the OTF II Independent Directors noted that OTF and OTF II had provided waivers to enable Eversheds Sutherland to provide joint representation to each of OTF and OTF II (but not the OTF II Special Committee) in connection with the proposed merger. The Stradley representative represented that Stradley was independent of OTF Adviser and OTF II Adviser and their management organization within the meaning of the rules adopted under the 1940 Act. Subsequently, the OTF Special Committee formally engaged RBCCM and Truist Securities to serve as its financial advisors with respect to the proposed merger and, separately, the OTF II Special Committee formally engaged Greenhill and Morgan Stanley to serve as its financial advisors with respect to the proposed merger.
On October 21, 2024, the OTF Special Committee held a meeting with representatives of RBCCM, Truist Securities and Eversheds Sutherland. At this meeting, representatives of each of RBCCM and Truist Securities reviewed with the OTF Special Committee information regarding various considerations related to the proposed merger. Representatives of RBCCM and Truist Securities discussed OTF’s positioning as a BDC that primarily invests in technology-related companies and discussed strategic alternative considerations for OTF, including considerations related to a Listing, affiliated merger, non-affiliated merger or acquisition or a sale. Representatives of RBCCM and Truist Securities also discussed other information with respect to OTF and OTF II, including portfolio composition, performance metrics, credit metrics and capital structure, and reviewed comparative data of other peer BDCs. Representatives of RBCCM and Truist Securities also discussed certain preliminary financial projections prepared by OTF Adviser and OTF II Adviser, including projections of certain operational synergies that might result from a combined company, and discussed precedent affiliated merger transactions. The OTF Special Committee then discussed with representatives of RBCCM and Truist Securities certain considerations and questions with respect to a proposed merger. The OTF Special Committee then met in executive session with representatives of Eversheds Sutherland to further discuss RBCCM’s and Truist Securities’ presentation and the proposed merger. The OTF Special Committee determined to continue discussions with RBCCM and Truist Securities in furtherance of the proposed merger.
At the meeting on October 21, 2024, the OTF Special Committee also discussed whether to engage ING and SMBC as co-financial advisors to assist with the OTF Special Committee’s review of the proposed merger. The OTF Special Committee discussed that ING could provide analysis with respect to the combined company’s optimal capital structure and SMBC could provide additional information with respect to the unsecured debt markets and new issue pricing. The OTF Special Committee then conveyed to management that it had determined to engage ING and SMBC to act as co-financial advisors to assist the OTF Special Committee’s review of the proposed merger. Subsequently, management instructed ING and SMBC to begin their preliminary analysis and the OTF Special Committee formally engaged ING and SMBC as co-financial advisors with respect to the proposed merger.
Separately on October 21, 2024, the OTF II Special Committee held a meeting with representatives of Greenhill, Morgan Stanley and Stradley. At this meeting, representatives of Greenhill and Morgan Stanley provided an overview of considerations regarding the proposed merger to the OTF II Special Committee, including an overview of the rationale supporting such a transaction. The OTF II Special Committee and representatives of Greenhill and Morgan Stanley also discussed each of OTF’s and OTF II’s portfolio positioning and key financial metrics, outlined their proposed portfolio analysis, including their planned review of overlapping and non-overlapping investments of OTF and OTF II, certain preliminary financial information relating to the proposed merger, and potential operational synergies projected by management that could result from the proposed merger. Representatives of Greenhill and Morgan Stanley also discussed their respective views regarding a preliminary diligence framework to be considered by the OTF II Special Committee. At the meeting on October 21, 2024, the OTF II Special Committee also discussed whether to engage MUFG as financial advisor to assist with the OTF II Special Committee’s review of the proposed merger. The OTF Special Committee discussed that MUFG could provide analysis with respect to the ratings impact the proposed merger would have on the combined company. Subsequently, management instructed MUFG to begin their preliminary analysis and the OTF II Special Committee formally engaged MUFG as a co-financial advisor with respect to the proposed merger.

On October 22, 2024, representatives of Eversheds Sutherland, on behalf of the OTF Special Committee, provided drafts of the Merger Agreement to OTF Adviser, OTF II Adviser, Kirkland and Stradley.
From October 22, 2024 to October 28, 2024, representatives of Stradley, on behalf of the OTF II Special Committee, and representatives of Kirkland, on behalf of OTF Adviser and OTF II Adviser, provided comments on the draft Merger Agreement to representatives of Eversheds Sutherland. Throughout such period, representatives of Eversheds Sutherland discussed the draft Merger Agreement with the OTF Special Committee, and representatives of Stradley discussed the draft Merger Agreement with the OTF II Special Committee.
On October 24, 2024, representatives of RBCCM and Truist Securities provided the OTF Special Committee with additional information and preliminary analyses relating to the OTF portfolio and the OTF II portfolio on an individual and combined basis.
Also on October 24, 2024, representatives of Stradley, on behalf of the OTF II Special Committee, submitted a written diligence request to Blue Owl, on behalf of OTF Adviser and OTF II Adviser, for certain additional information to assist in the OTF II Special Committee’s evaluation and consideration of the proposed merger (the “OTF II Diligence Request”). Among other things, the OTF II Diligence Request covered requests related to (i) the anticipated structure and terms of the proposed merger, (ii) the anticipated federal income tax consequences of the proposed merger, (iii) anticipated liabilities and fees and expenses of the proposed merger, (iv) a comparison of the fees and expenses payable by OTF to OTF Adviser relative to the fees and expenses payable by OTF II to OTF II Adviser, (v) a dividend yield comparison, (vi) information related to the investment advisory experience of OTF Adviser, (vii) the anticipated benefits and disadvantages of the proposed merger to OTF II Shareholders, (viii) how OTF II’s securities will be valued for purposes of the proposed merger, and (ix) a discussion of whether the interests of OTF II Shareholders will be diluted as a result of the proposed merger.
From October 24, 2024 through October 27, 2024, management provided to representatives of RBCCM and Truist Securities certain financial projections and other information that had been revised to reflect preliminary financial information as of the quarter ended September 30, 2024.
On October 28, 2024, the OTF Special Committee held a meeting with representatives of RBCCM, Truist Securities and Eversheds Sutherland. At this meeting, representatives of RBCCM and Truist Securities reviewed with the OTF Special Committee information related to the proposed merger, including preliminary comparative financial information of OTF and OTF II that had been revised to reflect preliminary financial information as of the quarter ended September 30, 2024 as provided by management. Representatives of RBCCM and Truist Securities also reviewed additional information and preliminary analyses relating to the OTF portfolio and the OTF II portfolio on an individual and combined basis that had been provided to the OTF Special Committee on October 24, 2024.
Also on October 28, 2024, the OTF II Special Committee held a meeting with representatives of Greenhill, Morgan Stanley and Stradley. At this meeting, representatives of Morgan Stanley and Greenhill reviewed with the OTF II Special Committee information related to the proposed merger, including comparative financial information of OTF and OTF II reflecting financial information as of the quarter ended June 30, 2024 as provided by management. Representatives of Morgan Stanley and Greenhill also reviewed additional information and analysis relating to the OTF portfolio and the OTF II portfolio on an individual and combined basis. At this meeting, representatives of Greenhill and Morgan Stanley presented information to the OTF II Special Committee about the portfolio allocations of OTF and OTF II.
From October 28, 2024 to November 11, 2024, representatives of Eversheds Sutherland, Stradley and Kirkland continued to revise the Merger Agreement, a substantially final draft of which was circulated to all of the members of the OTF Special Committee, the OTF Board, the OTF II Special Committee and the OTF II Board in advance of the meetings on November 11, 2024 and November 12, 2024.
On October 31, 2024, the OTF Special Committee held a meeting with representatives of Eversheds Sutherland, RBCCM and Truist Securities. At the meeting, representatives of RBCCM and Truist Securities discussed certain updates that had been made by management to the financial projection models for the proposed merger, including assumptions that all of OTF II’s uncalled capital commitments are called prior to the Mergers and all of OTF II’s previously undistributed net investment income and undistributed net capital gains are distributed prior to the

Mergers. The RBCCM and Truist Securities representatives reviewed with the OTF Special Committee a proposed “NAV-for-NAV” exchange ratio (i.e., a number of shares of OTF Common Stock equal to the NAV per share of OTF II Common Stock, as determined no earlier than 48 hours (excluding Sundays and holidays) prior to the Determination Date). The RBCCM and Truist Securities representatives also reviewed with the OTF Special Committee other terms of the proposed merger including an expense reimbursement pursuant to which, solely in the event the Mergers are consummated, OTF Adviser would agree to reimburse OTF and OTF II for up to 50% of all fees and expenses incurred and payable on their behalf in connection with or related to the Mergers and the Merger Agreement in an amount not to exceed $4.75 million. In addition, the RBCCM and Truist Securities representatives noted that, as a condition to the proposed merger management was proposing that OTF enter into the Amended OTF Charter. The OTF Special Committee noted that the NAV-for-NAV exchange ratio would ensure that neither the interests of OTF Shareholders nor OTF II Shareholders would be economically diluted as a result of the proposed merger. After further discussion, the OTF Special Committee instructed representatives of RBCCM and Truist Securities to communicate the proposed merger terms to representatives of Greenhill and Morgan Stanley, as financial advisors to the OTF II Special Committee.
On November 1, 2024, representatives of RBCCM and Truist Securities discussed the proposed merger terms with representatives of Greenhill and Morgan Stanley.
On November 5, 2024, Blue Owl, on behalf of OTF Adviser and OTF II Adviser, sent a response to the diligence request list to Stradley, on behalf of the OTF II Special Committee, and supplementally responded to additional diligence requests from Stradley.
On November 8, 2024, the OTF II Special Committee held a meeting with representatives of Greenhill, Morgan Stanley and Stradley also in attendance at which representatives of Greenhill and Morgan Stanley reviewed the proposed merger terms communicated by RBCCM and Truist Securities on behalf of the OTF Special Committee, including the proposed exchange ratio, the expense reimbursement, the terms of the Amended OTF Charter and the assumptions that all of OTF II’s uncalled capital commitments are called prior to the Mergers and all of OTF II’s previously undistributed NII and undistributed net capital gains are distributed prior to the Mergers. After discussions with representatives of Greenhill and Morgan Stanley, during which such representatives responded to questions from the OTF II Special Committee, the OTF II Special Committee believed that this exchange ratio (and the related terms of the proposed merger) would be acceptable with respect to OTF II because it would ensure that neither the interests of OTF Shareholders nor OTF II Shareholders would be economically diluted as a result of the proposed merger. The OTF II Special Committee then instructed representatives of Greenhill and Morgan Stanley to communicate the acceptance of the proposal to representatives of RBCCM and Truist Securities, as financial advisors to the OTF Special Committee.
On November 9, 2024, Eversheds Sutherland, on behalf of the OTF Special Committee, circulated a revised draft of the Merger Agreement to OTF Adviser, OTF II Adviser, Kirkland and Stradley.
On November 11, 2024, the OTF Special Committee held a meeting with representatives of Eversheds Sutherland and, for portions of the meeting, representatives of RBCCM and Truist Securities. At the meeting, representatives from Eversheds Sutherland reviewed a revised draft of the Merger Agreement, which had been circulated prior to the meeting, as well as its material terms, including the Exchange Ratio, and also reviewed the fiduciary duties of the OTF Independent Directors and related 1940 Act considerations, including those related to Rule 17a-8, and other tax, regulatory and corporate matters. Also at the meeting, representatives of RBCCM and Truist Securities each reviewed with the OTF Special Committee their respective financial analyses regarding OTF, OTF II and the proposed Mergers. Thereafter, at the request of the OTF Special Committee, representatives of RBCCM and Truist Securities each delivered to the OTF Special Committee an oral opinion, to the effect that, as of November 11, 2024 and based on and subject to various assumptions made, procedures followed, matters considered, and limitations and qualifications on the scope of review undertaken by RBCCM and Truist Securities, respectively, as set forth in their respective written opinions, the estimated Exchange Ratio provided for in the Mergers was fair, from a financial point of view, to OTF, as more fully described in the section entitled “The Mergers—Opinions of the OTF Special Committee’s Financial Advisors.” Following a discussion of the foregoing matters and the other matters presented, the OTF Special Committee, after meeting in executive session with representatives from Eversheds Sutherland during which Eversheds Sutherland reviewed the fiduciary duties of the members of the OTF Special Committee and related 1940 Act considerations, including those related to Rule 17a-8 under the 1940 Act, the OTF Special Committee considered certain information presented by RBCCM, Truist Securities, ING and SMBC, determined that the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of OTF and OTF Shareholders and recommended the Mergers to the OTF Board. Subsequently, representatives of RBCCM delivered a final version of RBCCM’s financial analysis to the OTF Special Committee and discussed such final financial analysis with members of the OTF Special Committee.
Separately, on November 11, 2024, the OTF II Special Committee held a meeting with representatives of Eversheds Sutherland, Stradley, Greenhill and Morgan Stanley. At the meeting, representatives from Eversheds Sutherland, as counsel to OTF II, reviewed a revised draft of the Merger Agreement, which had been circulated prior to the meeting, as well as its material terms, including the Exchange Ratio, and also reviewed the fiduciary duties of the OTF II Independent Directors and related 1940 Act considerations, including those related to Rule 17a-8, and other tax, regulatory and corporate matters. Also at the meeting, representatives of Greenhill and Morgan Stanley each reviewed certain aspects of their respective financial analyses and thereafter rendered to the OTF II Special Committee their respective oral opinions, to the effect that, as of November 11, 2024 and based on and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley and Greenhill, respectively, as set forth in their respective written opinions, the estimated Exchange Ratio provided for in the Mergers was fair, from a financial point of view, to the holders of OTF II Common Stock, as more fully described in the section entitled “The Mergers—Opinions of the OTF II Special Committee’s Financial Advisors.” Following a discussion of the foregoing matters and the other matters presented, the OTF II Special Committee met in executive session with representatives of Stradley, during which Stradley reviewed the fiduciary duties of the members of the OTF II Special Committee and related 1940 Act considerations, including those related to Rule 17a-8 under the 1940 Act, the OTF II Special Committee considered certain information provided by MUFG, and the OTF II Special Committee discussed material aspects of the presentations by representatives of Greenhill and Morgan Stanley. After further discussion, the OTF II Special Committee determined that the Merger Agreement, the Initial Merger and the other transactions contemplated by the Merger Agreement were advisable and in the best interests of OTF II and OTF II Shareholders and recommended the Mergers to the OTF II Board.
On November 12, 2024, the OTF Board held a meeting. Representatives of management of OTF and OTF II, OTF Adviser, OTF II Adviser, Stradley and Eversheds Sutherland were also in attendance. At the meeting, management discussed the Amended OTF Charter, a copy of which had been provided to the OTF Board in advance of the meeting, and explained that OTF Shareholder approval of the Amended OTF Charter is a condition to the closing of the Mergers. The OTF Board, including each of the OTF Independent Directors, voted unanimously to approve the Amended OTF Charter, subject to the receipt of OTF Shareholder approval. See “OTF Proposal: Approval of the OTF Charter Amendment Proposal” for a more detailed description of the OTF Amended Charter and the considerations of the OTF Board that were discussed when determining whether to approve the Amended OTF Charter.
Representatives of RBCCM then joined for a portion of the OTF Board meeting on November 12, 2024 to discuss the final financial analysis that had been previously delivered to the OTF Special Committee. Also on November 12, 2024, the OTF Board received from RBCCM and Truist Securities copies of the written opinions, which were previously delivered to the OTF Special Committee and dated November 12, 2024, to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered, and limitations and qualifications on the scope of review undertaken by RBCCM and Truist Securities, respectively, as set forth in their respective written opinions, the estimated Exchange Ratio provided for in the Mergers was fair, from a financial point of view, to OTF, as more fully described in the section entitled “The Mergers—Opinions of the OTF Special Committee’s Financial Advisors.”
Thereafter, based in part upon the unanimous recommendations of the OTF Special Committee, the OTF Board, including the OTF Independent Directors, unanimously (1) determined that the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of OTF and OTF Shareholders; (2) approved and adopted the Merger Agreement; (3) ratified the formation of Merger Sub and approved the Second Merger and the other transactions contemplated by the Merger Agreement; and (4) determined that the Mergers would satisfy the requirements of Rule 17a-8 under the 1940 Act. The OTF Board, including the OTF Independent Directors, also unanimously authorized convening the OTF Special Meeting, directed that the OTF Charter Amendment Proposal be submitted to OTF Shareholders for approval and recommended that OTF Shareholders vote to approve the OTF Charter Amendment Proposal.
Also on November 12, 2024, the OTF II Board held a meeting at which representatives of Greenhill and Morgan Stanley, respectively, confirmed their oral opinions rendered on November 11, 2024, by delivering to the OTF II Special Committee their respective written opinions, dated November 12, 2024, to the effect that, as of the date of such opinion and based on and subject to various qualifications, assumptions, limitations and other matters set forth in such opinions, the estimated Exchange Ratio provided for in the Mergers was fair, from a financial point of view, to the holders of OTF II Common Stock, which opinions were based on the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley and Greenhill, respectively, as set forth in their respective written opinions, as more fully described in the section entitled “The Mergers—Opinions of the OTF II Special Committee’s Financial Advisors.”
Thereafter, based in part upon the unanimous recommendations of the OTF II Special Committee, the OTF II Board, including the OTF II Independent Directors, unanimously (1) determined that the Merger Agreement, the Initial Merger and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of OTF II and OTF II Shareholders; (2) approved and adopted the Merger Agreement; (3) approved the Initial Merger and the other transactions contemplated by the Merger Agreement; and (4) determined that the Mergers would satisfy the requirements of Rule 17a-8 under the 1940 Act. The OTF II Board, including the OTF II Independent Directors, also unanimously authorized convening the OTF II Special Meeting, directed that the Merger Proposal be submitted to OTF II Shareholders for approval and recommended that OTF II Shareholders vote to approve the Merger Proposal.
On November 12, 2024, following the meetings of the OTF Board and the OTF II Special Committee, OTF, OTF II, Merger Sub, OTF Adviser and OTF II Adviser executed and delivered the Merger Agreement.
On November 13, 2024, OTF and OTF II issued a joint press release announcing the execution of the Merger Agreement.
Reasons for the Mergers–OTF
At various telephonic OTF Board meetings, the OTF Board and the OTF Special Committee considered the approval of the Mergers and the Merger Agreement, as well as the Amended OTF Charter. In connection with its consideration, the OTF Special Committee requested and OTF Adviser and OTF II Adviser provided information regarding the proposed Mergers, OTF II and the anticipated effects of the Mergers on OTF and OTF Shareholders, both immediately after the Mergers and over the longer-term assuming that some or all of the anticipated benefits of the Mergers are realized. Over the course of its review of the materials and information provided and its consideration of the Mergers, the OTF Board and the OTF Special Committee consulted with their legal adviser, Eversheds Sutherland, and other advisors, as well as OTF’s management and OTF Adviser. In addition, the OTF Special Committee was advised as to certain financial matters by RBCCM and Truist Securities, as well as SMBC and ING. The OTF Special Committee received, and the OTF Board considered, opinions of RBCCM and Truist Securities, dated November 12, 2024, as to the fairness, from a financial point of view and as of the date of the opinion, of the estimated Exchange Ratio provided for in the Mergers, to OTF, which opinions were based on and subject to various assumptions made, procedures followed, matters considered, and limitations and qualifications on the scope of review undertaken by RBCCM and Truist Securities, respectively, as more fully described in the section entitled “Opinions of the OTF Special Committee’s Financial Advisors.” The OTF Board and the OTF Special Committee considered the nature and adequacy of the information provided, including the terms of the Merger Agreement and their duties under state and federal law in approving the Mergers and the conflicts of interest presented by the transactions provided for in the Merger Agreement. The OTF Board also considered the effect of the Amended OTF Charter on the combined company following the closing of the Mergers. The OTF Board and the OTF Special Committee considered numerous factors, including the ones described below, in connection with their consideration and approval of the Mergers. On November 11, 2024, the OTF Special Committee determined and recommended that the OTF Board determine that the Mergers are in the best interests of OTF and in the best interests of OTF Shareholders, and that existing OTF Shareholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Mergers. On November 12, 2024, the OTF Board unanimously determined that the Mergers are in the best interests of OTF and in the best interests of OTF Shareholders, and that existing OTF Shareholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Merger.
In considering the Mergers, the OTF Board, with the participation of the OTF Special Committee, reviewed comparative information about OTF and OTF II including, among other items: (1) their investment goals, strategies, policies and restrictions; (2) their individual holdings and the quality of such holdings, including, in particular, the holdings of OTF II that were not currently held by OTF; (3) their valuation policies and procedures; (4) their existing leverage facilities and permissible asset coverage ratios under the 1940 Act; (5) their short-term and long-term investment performance history and financial results; (6) the amount of past dividends and distributions and the anticipated effect of the Mergers on future OTF earnings and distributions; and (7) their respective investment advisory agreements and expense ratios. In addition, the OTF Board and the OTF Special Committee reviewed comprehensive information regarding the anticipated immediate benefits and possible risks to OTF as a result of the Mergers, and the anticipated investment, market and financial synergies to be experienced by the combined company over the shorter and longer-term. With respect to the potential impacts to OTF and OTF Shareholders as a result of the Merger, the OTF Board and the OTF Special Committee also considered information and financial analyses from RBCCM and Truist Securities.
The OTF Board and the OTF Special Committee, separately, weighed various benefits and risks in considering the Mergers, both with respect to the immediate effects of the Mergers on OTF and OTF Shareholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the OTF Board and the OTF Special Committee that assisted them in concluding that the Mergers are in the best interests of OTF and OTF Shareholders included, among others:
Acquisition of a Known, High-Quality Portfolio of Assets
The OTF Board and the OTF Special Committee considered that OTF and OTF II employ the same investment strategy, and Blue Owl has been allocating substantially the same investments to both funds since OTF II’s inception. The OTF Board and the OTF Special Committee concluded that the combination of two known, diversified portfolios of investments, constructed and managed by the same centralized team, will facilitate portfolio consolidation and meaningfully mitigate potential integration risk.
The OTF Board and the OTF Special Committee noted that there was significant overlap between OTF and OTF II’s portfolios, as approximately 84% of investments in OTF II were also held in OTF as of September 30, 2024. The OTF Board and the OTF Special Committee also observed that the combined portfolio would be comprised of 77% first-lien and 81% senior-secured investments as of September 30, 2024.
Strong Combined Portfolio Company Metrics
The OTF Board and the OTF Special Committee considered that a combined portfolio would result in a more senior secured portfolio that would be expected to maintain excellent credit quality. Less than 0.1% of the total investments of the combined company would be on non-accrual and 93% of investments at fair value would be rated 1 or 2 (the two highest OTF rating categories) as of September 30, 2024. The asset mix of the combined company would be comprised of 77% first lien investments and 81% senior secured investments as of September 30, 2024.
Increased Scale and Diversification
The OTF Board and the OTF Special Committee considered the significant increase in scale expected as a result of the proposed Mergers and that there are various possible advantages to the larger size of the combined company. OTF’s total assets on a pro forma basis are expected to increase to approximately $15.8 billion once all capital is called and the combined company reaches target leverage, based on financial data as of September 30, 2024, which would make the combined company one of the largest BDCs and the largest dedicated software-focused BDC by total assets. The proposed Mergers would also increase OTF’s total investments by greater than 100% at its target leverage range of 0.90x – 1.25x, as of September 30, 2024, meaningfully increasing the combined company’s scale.

The OTF Board and the OTF Special Committee considered that a combined portfolio would result in more diversification based on number of portfolio companies and position size, and that diversification is key to risk mitigation for a BDC. Diversification reduces the reliance on the success of one singular investment, and the proposed Mergers strengthen that effort. The OTF Board and the OTF Special Committee reviewed materials showing that the proposed Mergers would increase the number of portfolio companies to 180 and reduce the average position size within the combined portfolio to less than 0.6% at fair value as of September 30, 2024.
Enhanced Positioning for a Possible Future Liquidity Event
The OTF Board and the OTF Special Committee considered the impact the proposed Mergers would have on the success of a possible future liquidity event as compared to OTF as a standalone entity in the public markets. The OTF Board and the OTF Special Committee reviewed analysis that suggested that, on average, larger BDCs tend to have higher daily trading volumes. Increased trading volumes could provide existing OTF Shareholders more flexibility to manage their investments and allow new shareholders to build positions in OTF more efficiently if the combined company were to pursue a possible future liquidity event. The OTF Board and the OTF Special Committee considered that this enhanced trading liquidity could increase the combined company’s appeal to a broader investor base, and the larger scale of the combined company could expand prospective research coverage. The OTF Board and the OTF Special Committee also considered that the elimination of a second private-to-public software-focused BDC managed by Blue Owl should reduce potentially volatile debt or equity trading dynamics between two similar publicly traded BDCs while streamlining the Blue Owl BDCs’ organizational structure.
Greater Access to Debt Markets and Financing Cost Savings
The OTF Board and the OTF Special Committee discussed how the combined company may create potential for more diverse funding sources and create financing cost savings over time. The OTF Board and the OTF Special Committee noted the advantages of increased scale when issuing debt, as larger BDCs have historically issued in the institutional bond market at lower spreads. The OTF Board and the OTF Special Committee considered that in the long run, a larger, combined company may be able to refinance debt at lower spreads than OTF as a standalone entity. Furthermore, it was determined that larger, more liquid credit platforms historically have paid lower underwriting fees. Finally, the OTF Board and the OTF Special Committee assessed the impact of reduced revolver and rating agency costs associated with a larger, combined company compared to OTF as a standalone entity.
Accretive to NII
The OTF Board and the OTF Special Committee considered the earnings profile of OTF and the potential earnings profile of the combined company while evaluating the Mergers and determined that the Mergers would be accretive to NII. The OTF Board and the OTF Special Committee considered the lower expense profile the combined company could have, through optimizing its financing structure, lowering financing costs from scale over time, and eliminating redundant professional services and corporate expenses. In aggregate, these savings were estimated to total approximately $19 million annually in the long term. Additionally, the OTF Board and the OTF Special Committee determined that NII could benefit further from incremental portfolio-level yield from the asset mix of the combined company. The OTF Board and the OTF Special Committee concluded that a combined company would have an advantageous NII return profile compared to OTF alone as a result.
Operational Synergies
The OTF Board and the OTF Special Committee reviewed the list of redundant professional services and other expenses associated with each BDC and determined that the potential expenses of the combined company would be less than the sum of the expenses of OTF and OTF II on a standalone basis. The OTF Board noted that although certain one-time merger related expenses would be borne by OTF Shareholders, the annual operating expenses (excluding borrowing expenses and advisory fees) are expected to be reduced as a percentage of net assets due to the elimination of redundant expenses. The OTF Board and the OTF Special Committee found that the expected decrease in the expenses of the combined company would benefit OTF and OTF Shareholders if the Mergers are approved.

Investment Strategies and Risks of Both Funds and Continuity of Blue Owl Technology Credit Advisors and Management Team
The OTF Board and the OTF Special Committee also evaluated the effect of the proposed Mergers on OTF’s investment objectives. The OTF Board and the OTF Special Committee reviewed both OTF’s and OTF II’s investment program and acknowledged that they have identical investment objectives, substantially similar strategies and risks, and that each focuses primarily on investing in senior secured loans to sponsor-backed, upper middle-market technology companies with a focus on software companies that are defensively positioned across market cycles. The OTF Board and the OTF Special Committee took into consideration that OTF and OTF II are each managed by affiliates of Blue Owl and, after the Mergers, the investment experience of OTF Shareholders would likely be comparable in the combined company as there would be no increase to advisory fee rates and the contractual management and incentive fees would only change if OTF, OTF II, or the combined company were to pursue an exchange listing.
Tax Consequences of the Mergers
The OTF Board and the OTF Special Committee considered that the Mergers are anticipated to be treated as a tax-free reorganization for federal income tax purposes and neither OTF nor OTF Shareholders are expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Mergers, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of OTF Common Stock.
No Dilution for Purposes of Rule 17a-8 under the 1940 Act
The OTF Board and the OTF Special Committee considered that the Exchange Ratio (and thus the number of shares of OTF Common Stock to be issued to OTF II Shareholders pursuant to the Merger Agreement) will be determined on a NAV-for-NAV basis as of the Determination Date, supporting a determination that the interests of OTF Shareholders will not be diluted for purposes of Rule 17a-8 under the 1940 Act as a result of the Mergers.
Benefits Compared to Other Strategic Options
The OTF Special Committee and the OTF Board considered the potential benefits of the Mergers noted above relative to other strategic options, including a merger between OTF and an unaffiliated BDC. When considering this, the OTF Board and the OTF Special Committee evaluated the prospects of acquiring an unknown portfolio of assets in which Blue Owl Credit did not lead the majority of the deals and the execution and implementation risks of an unaffiliated merger.
The OTF Board and the OTF Special Committee also weighed the option that OTF could pursue a listing as a standalone company, but this could come with multiple detrimental outcomes to OTF Shareholders. These could include increased listing execution risk as a smaller BDC and potentially volatile trading dynamics between two similar publicly traded BDCs. This could also increase the execution risk of a future merger between OTF and OTF II by introducing public company trading dynamics and increasing proxy solicitation costs, given the limited visibility into public BDC shareholder registries as compared to those of private BDCs.
Reasons for the Mergers–OTF II
At various telephonic meetings, the OTF II Board and the OTF II Special Committee considered various strategic transaction alternatives for OTF II. Each of the OTF II Board and the OTF II Special Committee sought to complete a careful, methodical process to evaluate potential strategic transaction alternatives by evaluating, among other things, the value created through each potential strategic transaction alternative in order to make an overall assessment of the value to OTF II Shareholders of each alternative considered. In connection with its consideration of the Mergers, the OTF II Special Committee requested and OTF Adviser and OTF II Adviser provided information regarding the proposed Mergers, OTF and the anticipated effects of the Mergers on OTF II and OTF II Shareholders, both immediately after the Mergers and over the longer-term assuming that some or all of the anticipated benefits of the Mergers are realized. Over the course of its review of the materials and information provided and its consideration of the Mergers, the OTF II Board, including the OTF II Special Committee, consulted with OTF II’s legal adviser, Eversheds Sutherland, and the OTF II’s Special Committee’s legal adviser, Stradley, as well as OTF

II’s management and OTF II Adviser. In addition, the OTF II Special Committee consulted on financial matters with Morgan Stanley and Greenhill, its financial advisors as well as with MUFG. The OTF II Special Committee received, and the OTF II Board considered, opinions of Greenhill and Morgan Stanley, dated November 12, 2024, as to the fairness, from a financial point of view and as of the date of the opinion, of the estimated Exchange Ratio provided for in the Mergers to the holders of OTF II Common Stock, as more fully described in the section entitled “Opinions of the OTF II Special Committee’s Financial Advisors.” The OTF II Board and the OTF II Special Committee considered the nature and adequacy of the information provided, including the terms of the Merger Agreement and their duties and statutory standards of conduct under state and federal law in approving the Mergers and the conflicts of interest presented by the transactions provided for in the Merger Agreement. The OTF II Board considered numerous factors, including the ones described below, in connection with its consideration and approval of the Mergers. On November 11, 2024, the OTF II Special Committee determined and recommended that the OTF II Board determine (i) that the Mergers are advisable and fair to and in the best interests of OTF II and OTF II Shareholders; and (ii) that the interests of the existing OTF II Shareholders would not be diluted as a result of the Mergers. On November 12, 2024, the OTF II Board unanimously determined (i) that the Mergers are advisable and fair to and in the best interests of OTF II and OTF II Shareholders; and (ii) that the interests of OTF II Shareholders would not be diluted as a result of the Mergers.
In considering the Mergers, the OTF II Board and the OTF II Special Committee reviewed comparative information about OTF and OTF II including, among other items: (1) their investment goals, strategies, policies and restrictions; (2) their individual holdings and the quality of such holdings, including, in particular, the holdings of OTF that were not currently held by OTF II; (3) their valuation policies and procedures; (4) their existing leverage facilities and permissible asset coverage ratios under the 1940 Act; (5) their short-term and long-term investment performance history and financial results; (6) the amount of past dividends and distributions and the anticipated effect of the Mergers on future OTF earnings and distributions; and (7) their respective investment advisory agreements and expense ratios. In addition, the OTF II Board and the OTF II Special Committee reviewed comprehensive information regarding the anticipated immediate benefits and possible risks to OTF II as a result of the Mergers, and the anticipated investment, market and financial synergies to be experienced by the combined company over the shorter and longer-term. The OTF II Board and the OTF II Special Committee also considered the potential financial impacts of the Mergers.
The OTF II Board and the OTF II Special Committee weighed various benefits and risks in considering the Mergers, both with respect to the immediate effects of the Mergers on OTF II and OTF II Shareholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the OTF II Board and the OTF II Special Committee with respect to the Mergers that assisted them in concluding that the Mergers are in the best interests of OTF II and OTF II Shareholders included, among others:
Acquisition of a Known, High-Quality Portfolio of Assets
The OTF II Board and the OTF II Special Committee considered that OTF and OTF II employ the same investment strategy, and Blue Owl has been allocating substantially the same investments to both funds since OTF II’s inception. The OTF II Board and the OTF II Special Committee concluded that the combination of two known, diversified portfolios of investments, constructed and managed by the same centralized team, will facilitate portfolio consolidation and meaningfully mitigate potential integration risk.
The OTF II Board and the OTF II Special Committee noted that there was significant overlap between OTF and OTF II’s portfolios, as approximately 84% of investments in OTF II were also held in OTF as of September 30, 2024. The OTF II Board and the OTF II Special Committee also observed that the combined portfolio would be comprised of 77% first-lien and 81% senior-secured investments as of September 30, 2024.
Strong Combined Portfolio Company Metrics
The OTF II Board and the OTF II Special Committee considered that a combined portfolio would result in a more senior secured portfolio that would be expected to maintain excellent credit quality. Less than 0.1% of the total investments of the combined company would be on non-accrual and 93% of investments at fair value would be rated

1 or 2 (the two highest OTF II rating categories) as of September 30, 2024. The asset mix of the combined company would be comprised of 77% first lien investments and 81% senior secured investments as of September 30, 2024.
Increased Scale and Diversification
The OTF II Board and the OTF II Special Committee considered the significant increase in scale expected as a result of the proposed Mergers and that there are various possible advantages to the larger size of the combined company. The combined company’s total assets on a pro forma basis are expected to increase to approximately $15.8 billion once all capital is called and the combined company reaches target leverage, based on financial data as of September 30, 2024. The proposed Mergers would also increase OTF II’s total investments by greater than 100% at its target leverage range of 0.90x - 1.25x as of September 30, 2024, meaningfully increasing the combined company’s scale.
The OTF II Board and the OTF II Special Committee considered that a combined portfolio would result in more diversification based on number of portfolio companies and position size, and that diversification is a key to risk mitigation for a BDC. Diversification reduces the reliance on the success of one singular investment, and the proposed Mergers strengthen that effort. The OTF II Board and the OTF II Special Committee reviewed materials showing that the proposed Mergers would increase the number of portfolio companies to 180 and reduce the average position size within the combined portfolio to less than 0.6% at fair value as of September 30, 2024.
Enhanced Positioning for a Possible Future Liquidity Event
The OTF II Board and the OTF II Special Committee considered the impact the proposed Mergers would have on the success of a possible future liquidity event as compared to OTF II as a standalone entity in the public markets. The OTF II Board and the OTF II Special Committee reviewed analysis that suggests, on average, larger BDCs tend to have higher daily trading volumes. Increased trading volumes could provide existing OTF II Shareholders more flexibility to manage their investments and allow new shareholders to build positions in OTF II more efficiently if the combined company were to pursue a possible future liquidity event. This enhanced trading liquidity could increase the combined company’s appeal to a broader investor base, and the larger scale of the combined company could expand prospective research coverage. The OTF II Board and the OTF II Special Committee also considered that the elimination of a second private-to-public software-focused BDC managed by Blue Owl should reduce potentially volatile debt or equity trading dynamics between two similar publicly traded BDCs while streamlining the Blue Owl BDCs’ organizational structure. Finally, the OTF II Board and the OTF II Special Committee recognized the potential future benefit of OTF II Shareholders’ access to OTF’s undistributed NII and undistributed net capital gains, which is estimated to total nearly $300 million as of September 30, 2024.
Greater Access to Debt Markets and Financing Cost Savings
The OTF II Board and the OTF II Special Committee discussed how the combined company may be able to optimize its financing structure and create financing cost savings over time. The OTF II Board and the OTF II Special Committee noted the advantages of increased scale when issuing debt as larger BDCs have historically issued in the institutional bond market at lower spreads. The OTF II Board and the OTF II Special Committee considered that in the long run, a larger, combined company may be more able to refinance debt at lower spreads with lower underwriting discounts than OTF II as a standalone entity. Furthermore, it was determined that larger, more liquid credit platforms historically have paid lower underwriting fees. The OTF II Board and the OTF II Special Committee assessed the impact of reduced revolver and rating agency costs associated with a larger, combined company compared to OTF II as a standalone entity.
The OTF II Board and the OTF II Special Committee also considered the current cost of funds at OTF II compared to OTF. In the event of a merger, the combined company should have lower relative unsecured financing costs. The OTF II Board and the OTF II Special Committee concluded that there could be immediate advantages to OTF II Shareholders through a reduced cost of debt in the event of a merger.

Accretive to NII
The OTF II Board concluded that the Mergers would be advantageous for OTF II Shareholders as the Mergers would result in NII accretion compared to OTF II as a standalone entity. The OTF II Board and the OTF II Special Committee reviewed the relative NII yields of both OTF and OTF II, and determined OTF II Shareholders would gain the immediate benefit of the lower cost of financing at OTF as a result of the Mergers.
The OTF II Board and the OTF II Special Committee also considered the earnings profile of OTF II and the potential earnings profile of the combined company while evaluating the Mergers and determined that the potential NII of a combined company could be greater than OTF II continuing as a standalone BDC. The OTF II Board and the OTF II Special Committee considered the lower expense profile the combined company could have, through optimizing its financing structure, lowering financing costs from scale over time, and eliminating redundant professional services and corporate expenses. In aggregate, these savings were estimated to total approximately $19 million annually in the long term. The OTF II Board and the OTF II Special Committee concluded that a combined company would have an advantageous NII return profile compared to OTF II alone as a result.
Operational Synergies
The OTF II Board and the OTF II Special Committee reviewed the list of redundant professional services and other expenses associated with each BDC and determined that the potential expenses of the combined company would be less than the sum of the expenses of OTF and OTF II on a standalone basis. The OTF II Board noted that although certain one-time merger related expenses would be borne by OTF II Shareholders, the annual operating expenses (excluding borrowing expenses and advisory fees) are expected to be reduced as a percentage of net assets due to the elimination of redundant expenses. The OTF II Board and the OTF II Special Committee found that the expected decrease in the expenses of the combined company would benefit OTF II and OTF II Shareholders if the Mergers are approved.
Investment Strategies and Risks of Both Funds and Continuity of Blue Owl Technology Credit Advisors and Management Team
The OTF II Board and the OTF II Special Committee also evaluated the effect of a merger on OTF II’s investment objectives. The OTF II Board and the OTF II Special Committee reviewed both OTF’s and OTF II’s investment program and acknowledged that they have identical investment objectives, substantially similar strategies and risks, and that each focuses primarily on investing in senior secured loans to sponsor-backed, upper middle-market, technology companies with a focus on software companies that are defensively positioned across market cycles. The OTF II Board and the OTF II Special Committee took into consideration that OTF and OTF II are each managed by affiliates of Blue Owl and, after the Mergers, the investment experience of OTF II Shareholders would likely be comparable in the combined company as there would be no increase to advisory fee rates and the contractual management and incentive fees would only change if OTF, OTF II, or the combined company were to pursue a Listing.
Tax Consequences of the Mergers
The OTF II Board and the OTF II Special Committee considered that the Mergers are anticipated to be treated as a tax-free reorganization for federal income tax purposes and neither OTF II nor OTF II Shareholders are expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Mergers, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of OTF Common Stock.
No Dilution for Purposes of Rule 17a-8 under the 1940 Act.
The OTF II Special Committee and the OTF II Board considered that the Exchange Ratio (and thus the number of shares of OTF Common Stock to be issued to OTF II Shareholders pursuant to the Merger Agreement) will be determined on a NAV-for-NAV basis as of the Determination Date, supporting a determination that the interests of OTF II Shareholders will not be diluted for purposes of Rule 17a-8 under the 1940 Act as a result of the Mergers.

Benefits Compared to Other Strategic Options
The OTF II Board and the OTF II Special Committee considered the potential benefits of the Mergers noted above relative to other strategic options, including a merger between OTF II and an unaffiliated BDC. When considering this, the OTF II Board and the OTF II Special Committee evaluated the prospects of acquiring an unknown portfolio of assets in which Blue Owl Credit did not lead the majority of the deals and the execution and implementation risks of an unaffiliated merger.
The OTF II Board and the OTF II Special Committee also weighed the option that OTF II could pursue a listing as a standalone company, but this could come with multiple detrimental outcomes to OTF II Shareholders. These could include increased listing execution risk as a smaller BDC and potentially volatile trading dynamics between two similar publicly traded BDCs if OTF were to also pursue a listing. This could also increase the execution risk of a future merger between OTF and OTF II by introducing public company trading dynamics and increasing proxy solicitation costs, given the limited visibility into public BDC shareholder registries as compared to those of private BDCs.
OTF Board Recommendation
The OTF Board, including, after separate meetings and discussion, all of the OTF Independent Directors, and upon a recommendation of the OTF Special Committee, has unanimously approved the Merger Agreement and related transactions, including the Mergers. The OTF Board, including, after separate meetings and discussion, all of the OTF Independent Directors, has unanimously approved the Amended OTF Charter. The OTF Board, including all of the OTF Independent Directors, unanimously recommends that OTF Shareholders vote “FOR” the OTF Charter Amendment Proposal.
OTF II Board Recommendation
The OTF II Board, including, after separate meetings and discussion, all of the OTF II Independent Directors, and upon a recommendation of the OTF II Special Committee, has unanimously approved the Merger Agreement and related transactions, including the Mergers. The OTF II Board, including all of the OTF II Independent Directors, unanimously recommends that OTF II Shareholders vote “FOR” the Merger Proposal.
Opinions of the OTF Special Committee’s Financial Advisors
RBC Capital Markets, LLC
On November 12, 2024, RBCCM rendered its written opinion to the OTF Special Committee that, as of that date and subject to the assumptions, qualifications, limitations and other matters set forth therein, the Estimated Closing Exchange Ratio (as defined below) was fair, from a financial point of view, to OTF. The full text of RBCCM’s written opinion dated November 12, 2024 is attached to this joint proxy statement/prospectus as Annex B and constitutes part of this joint proxy statement/prospectus. For the avoidance of doubt, RBCCM expressed no opinion as to the Exchange Ratio to be calculated as of the Determination Date. RBCCM’s opinion was approved by RBCCM’s Fairness Opinion Committee. This summary of RBCCM’s opinion is qualified in its entirety by reference to the full text of the opinion. OTF urges OTF Shareholders to read RBCCM’s opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by RBCCM.
RBCCM’s advice (written or oral) and opinion were provided for the benefit, information and assistance of the OTF Special Committee (in its capacity as such) in connection with its evaluation of the Mergers. RBCCM’s opinion did not address the underlying business decision of OTF to engage in the Mergers or the relative merits of the Mergers compared to any alternative business strategy or transaction that may be available to OTF or in which OTF might engage. RBCCM’s opinion does not constitute an opinion or recommendation to any OTF Shareholder as to how any such shareholder should vote or act with respect to the Mergers or any proposal to be voted upon in connection with the Mergers or otherwise.

RBCCM’s opinion addressed the fairness, from a financial point of view and as of the date thereof, of the Estimated Closing Exchange Ratio (to the extent expressly specified therein), without regard to individual circumstances of specific holders that may distinguish such holders or the securities of OTF held by such holders. RBCCM’s opinion did not in any way address any other terms, conditions, implications or other aspects of the Mergers or the Merger Agreement, including, without limitation, the form or structure of either of the Mergers, or any other agreement, arrangement or understanding to be entered into in connection with or contemplated by the Mergers or otherwise. RBCCM did not express any opinion or view with respect to, and relied upon the assessments of OTF and its representatives regarding, legal, regulatory, tax, accounting and similar matters, as to which RBCCM understood that OTF had obtained such advice as it deemed necessary from qualified professionals. Further, in rendering its opinion, RBCCM did not express any view on, and its opinion did not address, the fairness of the amount or nature of the compensation (if any) or other consideration to any officers, directors or employees of any party, or class of such persons, relative to the Estimated Closing Exchange Ratio or otherwise. In connection with its engagement, RBCCM was not requested to, and did not, undertake a third-party solicitation process on OTF’s behalf with respect to the acquisition of all or a part of OTF.
In rendering its opinion, RBCCM assumed and relied upon the accuracy and completeness of all information that was reviewed by RBCCM, including all financial, legal, tax, accounting, operating and other information provided to, or discussed with, RBCCM by, or on behalf of, OTF or OTF II (including, without limitation, financial statements and related notes), and upon the senior management of each of OTF and OTF II (such management consisting of the same team members, and for purposes of this section, is referred to as the “Management”) and other representatives of OTF and OTF II that they were not aware of any relevant information that had been omitted or that remained undisclosed to RBCCM. RBCCM did not assume responsibility for independently verifying and did not independently verify such information. RBCCM also assumed that the financial projections and other estimates and data that it was directed to utilize in its analyses, including potential Synergies (as defined below) and the estimated financial information and related adjustments as of March 31, 2025, were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the Management as to the future financial performance of, and were a reasonable basis upon which to evaluate, OTF, OTF II, the potential Synergies and potential pro forma effects of the Mergers and the other matters covered thereby. RBCCM further assumed that the financial results reflected therein, including the Synergies, will be realized in the amounts and at the times projected. RBCCM did not express any opinion as to any such financial projections and other estimates and data or the assumptions upon which they were based. RBCCM assumed that there will be no developments with respect to any of the foregoing that would have an adverse effect on OTF, OTF II or the Mergers (or the contemplated benefits thereof) or that otherwise would be meaningful in any respect to its analyses or opinion.
In connection with its opinion, RBCCM did not assume any responsibility to perform, and did not perform, an independent valuation or appraisal of any of the assets or liabilities (contingent, off-balance sheet, accrued, derivative or otherwise) of or relating to OTF, OTF II or any other entity and RBCCM was not furnished with any such valuations or appraisals. RBCCM did not assume any obligation to conduct, and did not conduct, any physical inspection of the property or facilities of OTF, OTF II or any other entity. RBCCM did not investigate, and made no assumption regarding, any litigation or other claims affecting OTF, OTF II or any other entity. RBCCM did not evaluate the solvency or fair value of OTF, OTF II or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters.
RBCCM assumed that the Mergers will be consummated in accordance with the terms of the Merger Agreement and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers and agreements for the Mergers, no delay, limitation, restriction or condition will be imposed or occur, including any divestiture or other requirements, that would have a material adverse effect on OTF, OTF II or the Mergers (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to its analyses or opinion. RBCCM also assumed that the Mergers will qualify for the intended tax treatment contemplated by the Merger Agreement. In addition, RBCCM assumed that the final executed Merger Agreement would not differ, in any respect meaningful to its analyses or opinion, from the draft that it reviewed.

RBCCM’s opinion speaks only as of the date thereof, is based on the conditions as they existed and information supplied or reviewed as of the date thereof, and is without regard to any market, economic, financial, legal, or other circumstances or event of any kind or nature which may exist or occur or may have existed or occurred after such date. RBCCM did not undertake any obligation to update, revise or reaffirm its opinion for events occurring after the date thereof. RBCCM’s opinion, as set forth therein, relates to the relative values of OTF and OTF II. RBCCM did not express any opinion as to the actual value of OTF Common Stock when issued or distributed in the Mergers or the price or range of prices at which OTF Common Stock, or any other securities of OTF may trade or otherwise be transferable at any time, including following announcement or consummation of the Mergers.
For the purposes of rendering its opinion, RBCCM undertook such review, inquiries, and analyses as it deemed necessary or appropriate under the circumstances, including the following:
•RBCCM reviewed the financial terms of a draft labeled “Execution Version” of the Merger Agreement;
•RBCCM reviewed certain publicly available financial and other information, and certain historical operating data, relating to OTF made available to it from published sources and internal records of OTF;
•RBCCM reviewed certain publicly available financial and other information, and certain historical operating data, relating to OTF II made available to it from published sources and internal records of OTF II;
•RBCCM reviewed financial projections and other estimates and data relating to OTF and OTF II prepared by the Management, which projections and other estimates and data RBCCM was directed to utilize by each of the OTF Special Committee and the Management for purposes of its analyses and opinion;
•RBCCM conducted discussions with members of the Management relating to the respective businesses, prospects and financial outlook of OTF and OTF II as well as the potential cost savings, revenue enhancements and other benefits anticipated by the Management to be realized from the Mergers (for purposes of this section referred to as, collectively, the “Synergies”);
•RBCCM compared certain financial metrics of OTF and OTF II with those of selected publicly traded companies in lines of businesses that it considered generally relevant in evaluating OTF and OTF II;
•RBCCM reviewed the potential pro forma financial impact of the Mergers on OTF after taking into account potential Synergies; and
•RBCCM considered other information and performed other studies and analyses as it deemed appropriate.
In connection with RBCCM’s fairness determination, the OTF Special Committee and the Management directed RBCCM to base its analyses and its opinion on (i) estimated financial information, projected as of March 31, 2025, regarding the NAV of each of OTF (which estimated value was approximately $3,635,800,044, pro forma for transaction expenses and expense reimbursements) and OTF II (which estimated value was approximately $4,278,804,327, pro forma for certain adjustments, including (a) a tax-related distribution prior to the Determination Date, transaction expenses and expense reimbursements as well as (b) capital calls) and (ii) the estimated number of issued and outstanding shares, as of March 31, 2025, of OTF Common Stock (which estimated number was 212,749,690) and OTF II Common Stock (which estimated number was 273,908,401, pro forma for the issuance of additional shares of OTF II Common Stock in connection with such capital calls referred to above). If those were the NAVs and shares outstanding as of the Determination Date (which would result in an OTF Per Share NAV of $17.09 and an OTF II Per Share NAV of $15.62), each share of OTF II Common Stock entitled to be converted into the right to receive shares of OTF Common Stock, would be converted into 0.9141 shares of OTF Common Stock (referred to in this section as the “Estimated Closing Exchange Ratio”).
Set forth below is a summary of the material financial analyses performed by RBCCM in connection with rendering its written opinion, as delivered to the OTF Special Committee on November 12, 2024. The order of analyses described does not represent relative importance or weight given to those analyses by RBCCM. Some of the summaries of the financial analyses include information presented in tabular format. To fully understand the summary of the analyses used by RBCCM, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analysis.
For purposes of its analyses, RBCCM reviewed a number of financial and operating metrics, including:
•Book value (referred to in this section as “Book Value” or “BV”), which means a company’s NAV as of September 30, 2024 (unless otherwise indicated);
•Dividend yield (referred to in this section as “Dividend Yield”), which means (i) with respect to the selected public companies described below, a company’s annual dividend divided by its current stock price, and (ii) with respect to OTF and OTF II, the annual dividend of each divided by the range of Dividend Yields derived from the public company analysis described below; and
•NII, which means the difference between income from interest, dividends fees and other investment income and operating and other expenses.
Unless the context indicates otherwise, the analyses described below were calculated using the following: (i) the closing prices of selected BDCs, as of November 7, 2024; (ii) preliminary historical balance sheet data for (a) OTF and OTF II as of September 30, 2024, and (b) the selected public companies based on publicly available information for each company as of the most recent quarter end for which such information was available as of November 7, 2024; (iii) estimated 2025 (“2025E”) and 2026 (“2026E”) dividend estimates for the selected public companies based on median consensus Wall Street analyst estimates (referred to in this section as “Consensus”), publicly available as of November 7, 2024. Financial and operating data for the respective parties derived from the selected transactions analysis described below were calculated as of the announcement date of the relevant transaction based, in part, on the implied purchase prices announced on such date for the selected transactions, and otherwise based on publicly available information for each company as of the most recent quarter prior to the announcement of the applicable transaction for which such information was available or as otherwise subsequently publicly disclosed by the relevant merger parties. Accordingly, this information may not reflect current or future market conditions.
OTF Financial Analysis
Public Company Analysis. RBCCM reviewed certain financial and operating information and implied trading multiples and implied Dividend Yields for the 11 selected publicly traded companies set forth below. In choosing the selected companies, RBCCM considered publicly traded BDCs that are externally managed with greater than $3.0 billion of total investments and greater than 15% exposure to certain technology sectors that RBCCM considered relevant.

Selected Publicly Traded Companies
Ares Capital Corporation(1)
FS KKR Capital Corp.(1)
Blue Owl Capital Corporation(1)
Blackstone Secured Lending Fund(2)
Golub Capital BDC, Inc.(2)
Blue Owl Capital Corporation III(1)(3)
Morgan Stanley Direct Lending Fund(2)
Goldman Sachs BDC, Inc.(2)(3)
Sixth Street Specialty Lending, Inc.(1)
New Mountain Finance Corporation(1)
Oaktree Specialty Lending Corporation(2)
_____________
(1)Financial data as of September 30, 2024.
(2)Financial data as of June 30, 2024.
(3)Market data unavailable for 2026E Dividend Yield estimate.

In this analysis, RBCCM compared, among other things, (a) multiple of price per share of common stock to Book Value and (b)(i) 2025E Dividend Yield and (ii) 2026E Dividend Yield. The results of this analysis are summarized in the following table:

	Price/BV	2025E Dividend Yield	2026E Dividend Yield
High	1.16x	13.8%	13.8%
Third Quartile	1.04x	11.9%	11.5%
Median	0.97x	10.2%	10.1%
First Quartile	0.91x	9.9%	9.9%
Low	0.88x	9.0%	9.0%
Based on this analysis, RBCCM selected implied per share value reference ranges for OTF Common Stock reflecting ranges from the first to third quartile, which resulted in Book Value multiples ranging from 0.91x to 1.04x and 2025E Dividend Yields and 2026E Dividend Yields ranging from 9.9% to 11.9% and 9.9% to 11.5%, respectively, indicating the following implied per share value reference ranges for OTF Common Stock, as compared to the preliminary September 30, 2024 NAV per share of OTF Common Stock:

Implied Per Share Value Reference Range for OTF Common Stock based on:			Preliminary September 30, 2024 NAV Per Share
Price/BV	2025E Dividend Yield	2026E Dividend Yield
$15.48 - $17.64	$11.85 - $14.22	$14.21 - $16.58	$16.95
Dividend Discount Analysis. RBCCM performed a dividend discount analysis (“DDA”) of OTF, on a standalone basis (“OTF DDA”), by calculating the estimated net present value, as of November 7, 2024, of the after-tax free cash flows of OTF available for dividends from September 30, 2024 through December 31, 2029, based on projections with respect to the future financial performance of OTF prepared and provided to RBCCM by the Management.
RBCCM performed the OTF DDA using discount rates ranging from 8.9% to 10.9%, based on an estimated cost of equity using the Capital Asset Pricing Model (“CAPM”), as well as applying a size premium, and a terminal value at the end of the forecast period, using terminal multiples ranging from 0.90x to 1.05x based on estimated Book Value per share of common stock as of December 31, 2029. RBCCM selected the terminal multiples based on the selected range of price per Book Value multiples for the selected companies referred to above under “—OTF Financial Analysis—Public Company Analysis”. The OTF DDA indicated the following implied per share value reference range as compared to the preliminary September 30, 2024 NAV per share of OTF Common Stock:

Implied Per Share Value Reference Range For OTF Common Stock	Preliminary September 30, 2024 NAV Per Share
$15.54 - $18.43	$16.95
OTF II Financial Analysis
Public Company Analysis. RBCCM reviewed certain financial and operating information and implied trading multiples and implied Dividend Yields for the 11 selected publicly traded companies set forth below. In choosing the selected companies, RBCCM considered publicly traded BDCs that are externally managed with greater than $3.0 billion in investments and greater than 15% exposure to certain technology sectors that RBCCM considered relevant.

Selected Publicly Traded Companies
Ares Capital Corporation(1)
FS KKR Capital Corp.(1)
Blue Owl Capital Corporation(1)

Blackstone Secured Lending Fund(2)
Golub Capital BDC, Inc.(2)
Blue Owl Capital Corporation III(1)(3)
Morgan Stanley Direct Lending Fund(2)
Goldman Sachs BDC, Inc.(2)(3)
Sixth Street Specialty Lending, Inc.(1)
New Mountain Finance Corporation(1)
Oaktree Specialty Lending Corporation(2)
_____________
(1)Financial data as of September 30, 2024.
(2)Financial data as of June 30, 2024.
(3)Market data unavailable for 2026E Dividend Yield estimate.
In this analysis, RBCCM compared, among other things, (a) multiple of price per share of common stock to Book Value and (b)(i) 2025E Dividend Yield and (ii) 2026E Dividend Yield. The results of this analysis are summarized in the following table:

	Price/BV	2025E Dividend Yield	2026E Dividend Yield
High	1.16x	13.8%	13.8%
Third Quartile	1.04x	11.9%	11.5%
Median	0.97x	10.2%	10.1%
First Quartile	0.91x	9.9%	9.9%
Low	0.88x	9.0%	9.0%
Based on this analysis, RBCCM selected implied per share value reference ranges for OTF II Common Stock reflecting ranges from the first to third quartile, which resulted in Book Value multiples ranging from 0.91x to 1.04x and 2025E Dividend Yields and 2026E Dividend Yields ranging from 9.9% to 11.9% and 9.9% to 11.5%, respectively, indicating the following implied per share value reference ranges for OTF II Common Stock, as compared to the preliminary September 30, 2024 NAV per share of OTF II Common Stock:

Implied Per Share Value Reference Range for OTF II Common Stock based on:			Preliminary September 30, 2024 NAV Per Share
Price/BV	2025E Dividend Yield	2026E Dividend Yield
$14.40 - $16.40	$10.29 - $12.35	$11.52 - $13.45	$15.76
Dividend Discount Analysis. RBCCM performed a DDA of OTF II, on a standalone basis (“OTF II DDA”), by calculating the estimated net present value, as of November 7, 2024, of the after-tax free cash flows of OTF II available for dividends from September 30, 2024 through December 31, 2029, based on the projections with respect to the future financial performance of OTF II prepared and provided to RBCCM by the Management.
RBCCM performed the OTF II DDA using discount rates ranging from 8.9% to 10.9%, based on an estimated cost of equity using CAPM, as well as applying a size premium, and a terminal value at the end of the forecast period, using terminal multiples ranging from 0.90x to 1.05x based on estimated Book Value per share of common stock as of December 31, 2029. RBCCM selected the terminal multiples based on the price per Book Value multiples for the selected companies referred to above under “—OTF II Financial Analysis—Public Companies Analysis”. The OTF II DDA indicated the following implied per share value reference range as compared to the preliminary September 30, 2024 NAV per share of OTF II Common Stock:

Implied Per Share Value Reference Range For OTF II Common Stock	Preliminary September 30, 2024 NAV Per Share
$14.13 - $16.83	$15.76

Implied Exchange Ratio Analysis
RBCCM calculated certain implied exchange ratio reference ranges for the Mergers.
Selected Public Companies Exchange Ratio Analysis. Based on the per share value reference ranges for OTF Common Stock and OTF II Common Stock implied by the selected publicly traded companies analyses described above for which the same financial metrics were applied, and the corresponding assumptions underlying each such analysis, RBCCM calculated implied exchange ratio reference ranges. In each case, the low end of each implied ratio reference range was calculated by dividing the low end of the applicable OTF II Common Stock implied per share value reference range by the high end of the applicable OTF Common Stock implied per share value reference range, and the high end of each implied exchange ratio reference range was calculated by dividing the high end of the applicable OTF II Common Stock implied per share value reference range by the low end of the applicable OTF Common Stock implied per share value reference range. The analysis indicated the following implied reference ranges as compared to the Estimated Closing Exchange Ratio in the Mergers:

Implied Exchange Ratio Reference Range			Estimated Closing Exchange Ratio
Price/BV	2025E Dividend Yield	2026E Dividend Yield
0.8165x - 1.0592x	0.7232x - 1.0422x	0.6950x – 0.9463x	0.9141x
Dividend Discount Analysis. Based on the per share value reference ranges for OTF Common Stock and OTF II Common Stock implied by the DDAs described above, and the corresponding assumptions underlying each such DDA, RBCCM calculated implied exchange ratio reference ranges. RBCCM calculated such implied exchange ratio reference range as follows: the low end of the implied exchange ratio reference range was calculated by dividing the low end of the OTF II Common Stock standalone implied per share value reference range by the high end of the OTF Common Stock implied per share value reference range, and the high end of the implied exchange ratio reference range was calculated by dividing the high end of the OTF II Common Stock standalone implied per share value reference range by the low end of the OTF Common Stock implied per share value reference range. The analysis indicated the following implied reference range, as compared to the Estimated Closing Exchange Ratio in the Mergers:

Implied Exchange Ratio Reference Range	Estimated Closing Exchange Ratio
0.7664x - 1.0826x	0.9141x
Other Matters
RBCCM also noted for the OTF Independent Directors the following additional analyses and factors that were not considered part of RBCCM’s financial analyses with respect to its opinion, but were provided for informational purposes:
Pro Forma NII Accretion / (Dilution) Analysis. RBCCM performed an NII accretion / (dilution) analysis of the combined company, based on the standalone estimates of NII per share for each of OTF and OTF II for the second half of calendar year 2025, as well as for each of the fiscal years ending December 31, 2026 through 2029. At the direction of the Management, RBCCM applied estimated Synergies, as well as other adjustments, consisting of adjustments relating to (a) investment income, (b) interest expense, (c) management and incentive fees, (d) professional and director fees, (e) other general & administrative expenses, (f) a listing advisory fee and (g) taxes. RBCCM then applied the estimated pro forma shares of OTF Common Stock to be outstanding, including the shares of OTF Common Stock to be issued in the Mergers, to calculate the amount of NII per share accretion / (dilution).

This analysis indicated the following NII per share accretion / (dilution) for OTF and OTF II:

NII per Share Accretion / (Dilution) Percentage for:
OTF					OTF II
2025H2	FY2026	FY2027	FY2028	FY2029	2025H2	FY2026	FY2027	FY2028	FY2029
4.9%	4.7%	5.1%	4.3%	3.6%	1.5%	3.7%	5.0%	7.3%	9.7%
Pro Forma Dividend Discount Analysis. RBCCM performed a DDA of the combined company, pro forma for the Mergers (“Pro Forma DDA”), by calculating the estimated net present value, as of November 7, 2024, of the after-tax free cash flows of the combined company available for dividends from June 30, 2025 through December 31, 2029, using OTF dividends paid or expected to be paid from September 30, 2024 through June 30, 2025, and thereafter using pro forma OTF dividends based on projections with respect to the future financial performance of OTF after giving effect to the Mergers prepared and provided to RBCCM by the Management. This analysis assumed the expected Synergies as provided by Management through December 31, 2029.
RBCCM performed the Pro Forma DDA using discount rates ranging from 8.5% to 10.5%, based on an estimated cost of equity using CAPM, as well as applying a size premium for the pro forma entity, and a terminal value at the end of the forecast period, using terminal multiples ranging from 0.90x to 1.05x based on estimated Book Value per share of common stock as of December 31, 2029. RBCCM selected the terminal multiples based on the selected range of price per Book Value multiples for the selected companies as referred to above under “OTF Financial Analysis – Public Company Analysis.” The Pro Forma DDA indicated the following implied per share value reference range for OTF Common Stock, as compared to the preliminary September 30, 2024 NAV per share of OTF Common Stock:

Pro Forma Implied Per Share Value Reference Range for OTF Common Stock	Preliminary September 30, 2024 NAV Per Share
$15.97 - $18.93	$16.95
Has/Gets Analysis. RBCCM performed a has/gets analysis to compare certain NII and dividend metrics for each of OTF Shareholders and OTF II Shareholders based on their pro forma ownership of the combined company, as compared with such metrics as implied by their ownership in OTF and OTF II on a standalone basis. RBCCM reviewed, for each of OTF and OTF II on a standalone basis, (i) NII per share of common stock, (ii) dividend per share of common stock and (iii) NII return on NAV, each estimated for (i) the second half of 2025 (“2025E H2”), (ii) 2026 (“2026E”) and (iii) 2027 (“2027E”). RBCCM then calculated the estimated pro forma amounts for each of the above categories by adding together the standalone OTF and standalone OTF II amounts and adjusting for Synergies. RBCCM then calculated the difference between such pro forma amounts for the combined company and the standalone OTF and standalone OTF II amounts, respectively, which analyses indicated the following implied changes for OTF Shareholders and OTF II Shareholders based on their pro forma ownership of the combined company as compared with their ownership in the standalone companies:

	OTF			OTF II
	2025E H2	2026E	2027E	2025E H2	2026E	2027E
NII per Share	4.9%	4.7%	5.1%	1.5%	3.7%	5.0%
Dividend per Share	3.0%	2.4%	2.5%	15.6%	15.5%	6.1%
NII Return on NAV	45bps	41bps	44bps	96bps	56bps	73bps
Selected Transactions/Contribution Analysis. RBCCM reviewed certain transaction information for the ten precedent BDC transactions set forth below. In selecting these precedent transactions, RBCCM considered certain transactions involving related party BDCs since November 2018 that RBCCM in its professional judgement deemed relevant.

In this analysis, RBCCM reviewed, among other things, (i) relative contributions of each merger party based on: (a) NAV and (b) NII (as of the most recent quarter pre-announcement), and (ii) pro forma equity ownership, implied by the applicable transaction. The list of selected transactions and related implied percentages for such selected precedent transactions were as follows:

Contribution
Transactions	Announcement Date	NAV	NII	Pro Forma Equity Ownership
Blue Owl Capital Corporation / Blue Owl Capital Corporation III	August 7, 2024	76% / 24%	79% / 21%	76% / 24%
Golub Capital BDC, Inc. / Golub Capital BDC 3, Inc.	January 17, 2024	64% / 36%	66% / 34%	64% / 36%
Franklin BSP Capital Corporation / Franklin BSP Lending Corporation	October 6, 2023	19% / 81%	24% / 76%	19% / 81%
BlackRock TCP Capital Corp. / BlackRock Capital Investment Corporation	September 6, 2023	70% / 30%	75% / 25%	70% / 30%
Oaktree Specialty Lending Corporation / Oaktree Strategic Income II, Inc.	September 15, 2022	80% / 20%	82% / 18%	80% / 20%
SLR Investment Corp. / SLR Senior Investment Corp.	December 1, 2021	77% / 23%	80% / 20%	77% / 23%
FS KKR Capital Corp. / FS KKR Capital Corp. II	November 24, 2020	42% / 58%	46% / 54%	42% / 58%
Oaktree Specialty Lending Corporation / Oaktree Strategic Income Corporation	October 29, 2020	77% / 23%	84% / 16%	77% / 23%
Goldman Sachs BDC, Inc. / Goldman Sachs Middle Market Lending Corp.	December 9, 2019 (Revised June 11, 2020)	39% / 61%	41%/ 59%	41% / 59%
Golub Capital BDC, Inc. / Golub Capital Investment Corporation	November 28, 2018	48% / 52%	50% / 50%	48% / 52%
Overview of Analyses; Other Considerations
No single company or transaction used in the above analyses as a comparison was identical to OTF, OTF II, or the Mergers, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involved complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions analyzed.
The preparation of a fairness opinion is a complex process that involves the application of subjective business judgment in determining the most appropriate and relevant methods of financial analysis and the application of those methods to particular circumstances. Several analytical methodologies were used by RBCCM, and no one method of analysis should be regarded as critical to the overall conclusion reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions of RBCCM were based on all the analyses and factors presented herein taken as a whole and also on application of RBCCM’s own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. RBCCM therefore believes that its analyses must be considered as a whole and that selecting portions of the analyses and the factors considered, without considering all factors and analyses, could create an incomplete or misleading view of the processes underlying its opinion.
RBCCM, as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, corporate restructurings, underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. In the ordinary course of business, RBCCM and/or certain of its affiliates may act as a market maker and broker in the publicly traded securities of Blue Owl and/or other entities involved in the Mergers, or their respective affiliates, and receive customary compensation in connection therewith, and may also actively trade securities of Blue Owl and/or other entities involved in the Mergers, or their respective affiliates, for its or its affiliates’ own account or for the account of customers and, accordingly, RBCCM and its affiliates may hold a long or short position in such securities. RBCCM and certain of its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and financial advisory services to Blue Owl, OTF, OTF II and certain of their respective affiliates unrelated to the Mergers, for which services RBCCM and its affiliates have received and expect to receive customary compensation, including, since November 1, 2021, (i) having acted as a lender under a credit facility with each of Blue Owl and OTF II; (ii) with respect to OTF II, having (a) provided lending and loan syndication services including services in connection with the credit facility referred to above, and (b) acted as co-manager for one senior notes offering, having received aggregate compensation in respect of the services described in this clause (ii) of approximately $600,000; and (iii) with respect to affiliates of OTF and OTF II (including Blue Owl), having provided (a) lending and loan syndication services including services in connection with the credit facility referred to above, (b) cash management and deposit services, (c) equity issuance and equity related sales and trading services, including having acted as advisor for a direct listing, and (d) debt issuance and debt related sales and trading services, including having acted as joint bookrunner or co-manager for 13 senior notes offerings and other financial advisory services, having received aggregate compensation in respect of services described in this clause (iii) of approximately $43,300,000.
Under its engagement agreement with OTF, RBCCM became entitled to a fee of $750,000 which became payable upon the delivery of RBCCM’s written opinion in connection with the Mergers, without regard to the conclusion therein or whether the Mergers are consummated. In addition, if OTF consummates the Mergers, RBCCM will receive a transaction fee of $2,000,000 paid upon the closing of the Mergers, regardless of any escrow, earn-out or other contingency, and against which the fee RBCCM received for delivery of its opinion will be credited. OTF has also agreed to indemnify RBCCM for certain liabilities that may arise out of its engagement and to reimburse RBCCM for certain expenses incurred in connection with its engagement. The terms of RBCCM’s engagement letter were negotiated at arm’s-length between OTF and RBCCM, and the OTF Special Committee was aware of this fee arrangement at the time it reviewed and approved the Merger Agreement.
Truist Securities, Inc.
On November 11, 2024, Truist Securities rendered its oral opinion to the OTF Special Committee (which was subsequently confirmed in writing by delivery of Truist Securities’ written opinion dated November 12, 2024) as to the fairness, from a financial point of view, to OTF of the Exchange Ratio provided for in the Mergers pursuant to the Merger Agreement.
Truist Securities’ opinion was directed to the OTF Special Committee (in its capacity as such) and only addressed the fairness, from a financial point of view, to OTF of the Exchange Ratio provided for in the Mergers pursuant to the Merger Agreement and did not address any other aspect or implication of the Mergers, collectively with the termination of the OTF II Advisory Agreement and the OTF II Administration Agreement immediately prior to the Second Merger (collectively, and for the purposes of this section, the “Transaction”) or any agreement, arrangement or understanding entered into in connection therewith or otherwise. The summary of Truist Securities’ opinion in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex C to this joint proxy statement/prospectus and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Truist Securities in preparing its opinion. However, neither Truist Securities’ written opinion nor the summary of its opinion and the related analyses set forth in this joint proxy statement/prospectus is intended to be, and they do not constitute, advice or a recommendation as to, or otherwise address, how the OTF Special Committee, the OTF Board, OTF, OTF II, the Advisers, or any security holder of OTF, OTF II or the Advisers should act or vote with respect to any matter relating to the Transaction or otherwise.

In connection with its opinion, Truist Securities conducted such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Truist Securities:
•reviewed a draft, dated November 12, 2024, of the Merger Agreement;
•reviewed certain publicly available business and financial information relating to OTF and OTF II;
•reviewed certain other information relating to the historical, current and future business, financial     condition, results of operations and prospects of OTF and OTF II made available to Truist Securities by the Advisers, including (a) projections with respect to the future financial performance of OTF prepared and provided to Truist Securities by the management of the Advisers (referred to in this section as the “OTF Projections”), (b) projections with respect to the future financial performance of OTF II prepared and provided to Truist Securities by the management of the Advisers (referred to in this section as the “OTF II Projections”), (c) solely for informational purposes, projections with respect to the future financial performance of OTF after giving effect to the Transaction prepared and provided to Truist Securities by the management of the Advisers (referred to in this section as the “Pro Forma Projections”), and (d) projections of the NAV per share of OTF and OTF II, as well as the Exchange Ratio resulting therefrom, as of the effective time of the Mergers, prepared and provided to Truist Securities by the management of the Advisers (referred to in this section as the “NAV Projections”);
•reviewed the financial and operating performance of OTF and OTF II as compared to that of companies with publicly traded equity securities that Truist Securities deemed relevant;
•had discussions with certain members of the management of the Advisers and with certain of their respective representatives and advisors regarding the business, financial condition, results of operations and prospects of OTF, OTF II and the Transaction; and
•undertook such other studies, analyses and investigations as Truist Securities deemed appropriate.
Truist Securities relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or publicly available, and did not assume any responsibility with respect to such data, material and other information. Truist Securities’ role in reviewing such data, material and other information was limited solely to performing such review as Truist Securities deemed necessary and appropriate to support its opinion and such review was not conducted on behalf of the OTF Special Committee, the OTF Board, OTF, the Advisers, OTF II or any other person. In addition, management of the Advisers advised Truist Securities, and Truist Securities assumed, that (i) the OTF Projections were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of OTF, (ii) the OTF II Projections were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of OTF II, (iii) the Pro Forma Projections were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of OTF after giving effect to the Transaction, and (iv) the NAV Projections were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the NAV per share of OTF and OTF II, as well as the Exchange Ratio resulting therefrom, as of the effective time of the Mergers. At the OTF Special Committee’s direction, Truist Securities assumed that the OTF Projections, the OTF II Projections and the NAV Projections provided a reasonable basis on which to evaluate OTF, OTF II and the Transaction, and at the OTF Special Committee’s direction, Truist Securities used and relied upon the OTF Projections, the OTF II Projections and the NAV Projections for purposes of its analyses and opinion. Truist Securities expressed no view or opinion with respect to the OTF Projections, the OTF II Projections, the Pro Forma Projections, the NAV Projections or the respective assumptions on which they were based. Truist Securities further relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of OTF or OTF II since the dates of the information, financial or otherwise, provided to Truist Securities and that there was no information or any facts that would make any of the information discussed with or reviewed by Truist Securities incomplete or misleading.

Truist Securities also relied upon and assumed without independent verification that (a) the representations and warranties of all parties to the Merger Agreement and all the documents and agreements referred to therein were true and correct; (b) each party to the Merger Agreement and all documents and agreements referred to therein would fully and timely perform all of the covenants and agreements required to be performed by such party under the Agreement, and such other documents and agreements, as applicable; (c) the Transaction would be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any term, condition or agreement therein; and (d) in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Transaction, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on OTF, OTF II or the expected benefits of the Transaction. Truist Securities also assumed, with the OTF Special Committee’s agreement, that for U.S. federal income tax purposes, the Mergers would qualify as a “reorganization” within the meaning of the Code. Truist Securities also assumed that the Merger Agreement, when executed by the parties thereto, would conform to the draft reviewed by Truist Securities in all respects material to its analyses and opinion.
Furthermore, in connection with its opinion, Truist Securities was not requested to, and did not, make any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) relating to OTF, OTF II or any other party to the Transaction, nor was Truist Securities provided with any such appraisal or evaluation. Truist Securities did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities to which OTF or OTF II was or may have been a party or was or may have been subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which OTF or OTF II was or may have been a party or was or may have been subject. Truist Securities did not express any opinion as to what the value of the OTF Common Stock actually would be when issued in the Mergers or the price or range of prices at which OTF Common Stock or OTF II Common Stock could be purchased or sold at any time.
Truist Securities was not requested to, and did not (i) advise the OTF Special Committee, the OTF Board, OTF, the Advisers or any other party with respect to alternatives to the Transaction or (ii) solicit any indications of interest from third parties with respect to any alternatives to the Transaction. Truist Securities’ opinion was necessarily based on financial, economic, monetary, market and other conditions as in effect on, and the information made available to Truist Securities as of, the date of its opinion. Truist Securities has no obligation to update, revise, reaffirm or withdraw its opinion or otherwise comment upon events occurring or information that otherwise comes to its attention after the date of its opinion.
Truist Securities’ opinion only addressed the fairness, from a financial point of view, to OTF of the Exchange Ratio provided for in the Mergers pursuant to the Merger Agreement and did not address any other aspects or implications of the Transaction or any agreement, arrangement or understanding entered into in connection therewith or otherwise. Truist Securities was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the OTF Special Committee, the OTF Board, OTF, OTF II, the Advisers or any other party to proceed with or effect the Transaction; (ii) the form, structure or any other portion or aspect of the Transaction (including, without limitation, other than assuming the consummation thereof, the termination of the OTF II Advisory Agreement and the OTF II Administration Agreement immediately prior to the Second Merger or the Second Merger); (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of OTF, OTF II, the Advisers or any other party; (iv) the relative merits of the Transaction as compared to any alternative business strategies that might have existed for OTF, OTF II, the Advisers or any other party or the effect of any other transaction in which OTF, OTF II, the Advisers or any other party might have engaged; (v) whether or not OTF, OTF II, the Advisers or any other party was receiving or paying reasonably equivalent value in the Transaction; (vi) the fairness of any portion or aspect of the Transaction to any one class or group of OTF’s, OTF II’s, the Advisers’ or any other party’s security holders or other constituents vis-à-vis any other class or group of OTF’s, OTF II’s, the Advisers’ or such other party’s security holders or other constituents or the fairness of the allocation of any consideration amongst or within classes or groups of security holders or other constituents; (vii) the solvency, creditworthiness or fair value of OTF, OTF II, the Advisers or any other participant in the Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters; or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to, or received by, any advisors, managers, officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Exchange Ratio or otherwise. In addition, Truist Securities did not provide any opinion, counsel or interpretation regarding matters requiring legal, regulatory, accounting, insurance, tax, executive compensation, environmental or other similar professional advice. Truist Securities assumed that such opinions, counsel or interpretations had been or would be obtained from appropriate professional sources. Furthermore, Truist Securities relied, with the OTF Special Committee’s consent, on the assessments by the OTF Special Committee, the OTF Board, OTF, OTF II, the Advisers and their respective advisors as to all legal, regulatory, accounting, insurance, tax, executive compensation, environmental matters and other matters with respect to OTF, OTF II and the Transaction.
Truist Securities’ opinion was furnished for the use of the OTF Special Committee (in its capacity as such) in connection with its evaluation of the Mergers and may not be used for any other purpose without Truist Securities’ prior written consent. Truist Securities’ opinion is not intended to be, and does not constitute, a recommendation to the OTF Special Committee, the OTF Board, OTF, OTF II, the Advisers, any security holder of OTF, OTF II or the Advisers, or any other party as to how to act or vote with respect to any matter relating to the Transaction or otherwise.
In performing its analyses, Truist Securities considered business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company or business used in Truist Securities’ analyses for comparative purposes is identical to OTF, OTF II or the Advisers. The implied valuation reference ranges indicated by Truist Securities’ analyses are illustrative and not necessarily indicative of actual values nor predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of OTF, OTF II, the Advisers and Truist Securities. Much of the information used in, and accordingly the results of, Truist Securities’ analyses are inherently subject to substantial uncertainty.
Truist Securities’ opinion and analyses were provided to the OTF Special Committee in connection with its evaluation of the proposed Transaction and were among many factors considered by the OTF Special Committee in evaluating the proposed Transaction. Neither Truist Securities’ opinion nor its analyses were determinative of the Exchange Ratio or of the views of the OTF Special Committee with respect to the proposed Mergers.
The following is a summary of the material financial analyses performed by Truist Securities in connection with its opinion rendered to the OTF Special Committee on November 11, 2024 (which was subsequently confirmed in writing by delivery of Truist Securities’ written opinion dated November 12, 2024). The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Truist Securities’ analyses.
For purposes of its analyses, Truist Securities compared the projected Exchange Ratio of 0.9141 shares of OTF Common Stock for each share of OTF II Common Stock as of the expected closing date of the Mergers included in the NAV Projections prepared and provided to Truist Securities by the management of the Advisers to the implied exchange ratio reference ranges that Truist Securities believed were indicated by its financial analyses of OTF II and OTF.
For purposes of its analyses, Truist Securities reviewed a number of financial metrics, including:
•NII per share — generally, the amount of the relevant company’s income received from investment assets minus associated investment expenses for a specified period, divided by the number of shares outstanding of such company.
•Dividends per share — generally, the amount of the relevant company’s projected cash distributions for a specified period, divided by the number of shares outstanding of such company.

•NAV per share — generally, the total value of all assets, less any liabilities, of the relevant company, divided by the number of shares outstanding of such company as of a specified date.
Selected Companies Analysis
Truist Securities considered certain financial data for selected companies with publicly traded equity securities Truist Securities deemed relevant.
Unless the context indicates otherwise (i) share prices for the selected companies listed below were based on the market price of the common stock of such companies as of November 7, 2024, (ii) NAVs for the selected companies listed below were as of the end of the most recent calendar quarter for which information was made public as of November 7, 2024, (iii) the estimates of NAV for OTF and OTF II were based on the NAV Projections, (iv) the estimates of the future financial performance of OTF were based on the OTF Projections, (v) the estimates of the future financial performance of OTF II were based on the OTF II Projections, and (vi) the estimates of the future financial performance of the selected companies listed below were based on publicly available research analyst estimates for those companies.
The financial data reviewed included:
•Share price as a multiple of NAV per share;
•Estimated dividends per share for the calendar year ending December 31, 2026, divided by share price, or referred to in this section as “2026E Dividend Yield”; and
•Share price as a multiple of estimated NII per share for the calendar year ending December 31, 2026, or referred to in this section as “2026E NII.”
The selected companies and maximum, minimum, mean and median financial data were:

Selected Companies
Ares Capital Corporation(1)
FS KKR Capital Corp.(1)
Blue Owl Capital Corporation(1)
Blackstone Secured Lending Fund(2)
Golub Capital BDC, Inc.(2)
Blue Owl Capital Corporation III(1)
Morgan Stanley Direct Lending Fund(2)
Goldman Sachs BDC, Inc.(2)
Sixth Street Specialty Lending Inc.(1)
New Mountain Finance Corporation(1)
Oaktree Specialty Lending Corporation(2)
_____________
(1) Financial data as of September 30, 2024.
(2) Financial data as of June 30, 2024.

	Share Price / NAV Per Share	2026E Dividend Yield	Share Price / 2026E NII
Maximum	1.16x	13.8%	10.3x
Mean	0.99x	10.8%	9.1x
Median	0.97x	10.5%	9.4x
Minimum	0.88x	9.0%	7.3x

Taking into account the results of the selected companies analysis, Truist Securities applied selected ranges of 0.90x to 1.10x to each of OTF’s and OTF II’s projected NAV per share as of March 31, 2025 included in the NAV Projections, 9.0% to 12.0% to each of OTF’s and OTF II’s 2026E dividends per share, and 8.5x to 10.0x to each of OTF’s and OTF II’s 2026E NII per share.
The selected companies analysis indicated implied exchange ratio reference ranges of 0.7601 to 1.1354 shares of OTF II Common Stock for each share of OTF Common Stock based on estimated NAV per share, 0.6082 to 1.0813 shares of OTF Common Stock for each share of OTF II Common Stock based on 2026E Dividend Yield, and 0.7838 to 1.0848 shares of OTF Common Stock for each share of OTF II Common Stock based on 2026E NII per share, in each case as compared to the projected exchange ratio of 0.9141 shares of OTF II Common Stock for each share of OTF Common Stock as of the expected closing date of the Mergers included in the NAV Projections prepared and provided to Truist Securities by the management of the Advisers.
Dividend Discount Analyses
Truist Securities performed dividend discount analyses of OTF and OTF II based on the OTF Projections and the OTF II Projections, calculating the implied present value of the estimated future dividends of OTF and OTF II over the period of the OTF Projections and the OTF II Projections, respectively, and calculating the implied present values of OTF’s and OTF II’s terminal value at the end of such period based on two alternative methodologies for each: a price to NAV terminal multiple and terminal dividend yield.
For the price-to-NAV terminal multiple method, (i) with respect to OTF, Truist Securities applied a range of terminal NAV multiples of 0.90x to 1.10x to OTF’s projected NAV and discount rates ranging from 8.0% to 10.0%, and (ii) with respect to OTF II, Truist Securities applied a range of terminal NAV multiples of 0.90x to 1.10x to OTF II’s projected NAV and discount rates ranging from 7.9% to 9.9%. This dividend discount analysis indicated an implied exchange ratio reference range of 0.7410 to 1.1286 shares of OTF Common Stock for each share of OTF II Common Stock, as compared to the projected exchange ratio of 0.9141 shares of OTF II Common Stock for each share of OTF Common Stock included as of the expected closing date of the Mergers in the NAV Projections prepared and provided to Truist Securities by the management of the Advisers.
For the terminal dividend yield method, (i) with respect to OTF, Truist Securities applied terminal dividend yields ranging from 9.0% to 12.0% and discount rates ranging from 8.0% to 10.0%, and (ii) with respect to OTF II, Truist Securities applied terminal dividend yields ranging from 9.0% to 12.0% and discount rates ranging from 7.9% to 9.9%. This dividend discount analysis indicated an implied exchange ratio reference range of 0.6759 to 1.1287 shares of OTF Common Stock for each share of OTF II Common Stock, as compared to the projected exchange ratio of 0.9141 shares of OTF II Common Stock for each share of OTF Common Stock as of the expected closing date of the Mergers included in the NAV Projections prepared and provided to Truist Securities by the management of the Advisers.
Illustrative Relative Contribution Analysis
For informational purposes, Truist Securities analyzed the relative standalone contribution of OTF and OTF II to various pro forma balance sheet and income statement items of the combined company. This analysis included transaction expenses but did not include purchase accounting adjustments or deferred financing costs, and did not give effect to synergies. To perform this analysis, Truist Securities used the OTF Projections, the OTF II Projections and the projections of NAV for OTF and OTF II as of the expected closing date of the Mergers included in the NAV Projections provided by management of the Advisers. The results of this analysis are set forth in the following table:

	OTF	OTF II
Estimated Value of Investment Portfolio as of 2025 fiscal year end	46.7%	53.3%
Estimated Value of Investment Portfolio as of 2026 fiscal year end	45.4%	54.6%
Estimated NII for fiscal year 2025	49.0%	51.0%
Estimated NII for fiscal year 2026	46.1%	53.9%
Estimated Closing NAV (as of March 31, 2025)	45.9%	54.1%

Illustrative Financial Impact Analysis
For informational purposes, Truist Securities analyzed the potential financial impact of the Transaction on certain projected pro forma financial results attributable to a share of OTF Common Stock. To perform this analysis, Truist Securities used the OTF Projections, the OTF II Projections and the projected exchange ratio of 0.9141 shares of OTF II Common Stock for each share of OTF Common Stock as of the expected closing date of the Mergers included in the NAV Projections prepared and provided to Truist Securities by the management of the Advisers. This analysis indicated the proposed Transaction could be (i) accretive relative to OTF’s estimated total investments, estimated total debt and estimated total equity as of June 30, 2025; estimated NII, estimated NII per share, estimated dividends per share and estimated NII return on NAV for fiscal years 2025, 2026 and 2027; and estimated NAV per share for fiscal years 2026 and 2027; and (ii) have no impact on OTF’s estimated NAV per share for fiscal year 2025.
Other Matters
Truist Securities was retained by the OTF Special Committee as its financial advisor based on Truist Securities’ experience and reputation and Truist Securities’ knowledge of OTF and its industry. Truist Securities will receive a fee of $2,000,000 for its services to the OTF Special Committee, $750,000 of which became payable upon the delivery of its opinion and remainder of which is contingent upon the consummation of the Transaction. In addition, OTF has agreed to reimburse certain expenses incurred by Truist Securities in connection with its engagement and to indemnify Truist Securities and certain related parties for certain liabilities arising out of its engagement.
Truist Securities and its affiliates (including Truist Bank and Truist Financial Corporation), including members of the team of Truist Securities, Inc. professionals advising the OTF Special Committee in connection with the Transaction (for the purposes of this section, the “Deal Team”), have in the past provided, and currently are providing, investment banking and other financial advice and services to OTF, OTF II, Blue Owl, and their respective affiliates and other related parties for which advice and services Truist Securities and its affiliates have received and would expect to receive compensation, including among other things, during the past two years, (a) with respect to OTF, currently serving as a lender on its senior secured credit facility, (b) with respect to OTF II, currently serving as a lender on its senior secured credit facility and currently providing financial advisory services in connection with potential capital markets transactions, (c) with respect to Blue Owl, currently serving as a lender on its senior secured credit facility and serving as financial advisor to Blue Owl in connection with its acquisition of Kuvare Asset Management, which was consummated in July 2024, (d) with respect to the following affiliates of Blue Owl, OTF and OTF II, currently serving as Left Lead Arranger, Administrative Agent or Joint Lead Arranger on their respective credit facilities: OBDC, OBDC II, Blue Owl, OTF, OTF II, OTIC, ACM ELF E SUB II LLC, Blue Owl Real Estate Net Lease Trust and Blue Owl Real Estate Net Lease Property Fund LP, (e) with respect to Oak Street Real Estate Capital Fund IV, LP, currently serving as a bilateral lender on its credit facility, (f) with respect to Blue Owl RE Fund VI Collector LLC, currently serving as a participant lender on its credit facility, and (g) with respect to OBDC, currently serving as lead financial advisor to OBDC in connection with its merger with OBDE, which was announced in August 2024, for which Truist Securities has received aggregate compensation of approximately $16,000,000. Truist Securities and its affiliates, including members of the Deal Team, may in the future provide investment banking and other financial advice and services to the Blue Owl, OTF, OTF II and their respective affiliates and other related parties for which advice and services Truist Securities and its affiliates would expect to receive compensation, including, without limitation, serving as Administrative Agent and leading the amendment and extension of OTF’s senior secured credit facility and serving as Administrative Agent and leading the amendment and extension of OTF II’s senior secured credit facility for which Truist Securities expects to receive compensation. Furthermore, as Truist Securities advised the OTF Special Committee prior to its engagement by the OTF Special Committee, and as the OTF Special Committee was aware, prior to its engagement by the OTF Special Committee, members of the Deal Team engaged in discussions with OTF II and the OTF II Board regarding the potential engagement by OTF II of Truist Securities in connection with a potential transaction between OTF II and OTF on the same day such members engaged in discussions with OTF and the OTF Board regarding the potential engagement by OTF of Truist Securities in connection with such a transaction. Truist Securities is a full-service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, Truist Securities and its affiliates may acquire, hold or sell, for Truist Securities and its affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Blue Owl, OTF, OTF II, their respective affiliates and other related parties and any other company that may be involved in the Transaction, as well as provide investment banking and other financial services to such companies. In addition, Truist Securities and its affiliates (including Truist Bank and Truist Financial Corporation) may have other financing and business relationships with the Blue Owl, OTF, OTF II and their respective affiliates and other related parties.
Opinions of the OTF II Special Committee’s Financial Advisors
Greenhill & Co., LLC
Pursuant to an engagement letter between OTF II and Greenhill, OTF II retained Greenhill as its financial advisor in connection with the Mergers. Greenhill is an internationally recognized investment banking firm regularly engaged in providing financial advisory services in connection with mergers and acquisitions.
At the meeting of the OTF II Special Committee on November 11, 2024, Greenhill rendered its oral opinion to the OTF II Special Committee that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Greenhill in preparing its opinion, the Exchange Ratio to be received by the holders of OTF II Common Stock pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.
Pursuant to the Merger Agreement, the Exchange Ratio will be determined by reference to the respective per share NAV of each of OTF II and OTF as of the Determination Date. With the consent of OTF II and the OTF II Special Committee, Greenhill relied upon and assumed for purposes of its analyses and opinion, without independent verification, that the OTF II per share NAV will be $15.62 as of the Determination Date and that the OTF per share NAV will be $17.09 as of the Determination Date, in each case, based on the assumed NAV date of March 31, 2025 per OTF II and OTF management’s projections, and that based on these estimates, the Exchange Ratio would be 0.9141x.
Greenhill’s opinion speaks only as of the date of the opinion. The full text of the written opinion of Greenhill, dated November 12, 2024, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limits on the review undertaken, is attached as Annex D to this joint proxy statement/prospectus and is incorporated herein by reference. The summary of the opinion of Greenhill set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of such opinion. Greenhill delivered its opinion to the OTF II Special Committee for the benefit and use of the OTF II Special Committee (in its capacity as such) in connection with and for purposes of its evaluation of the Exchange Ratio from a financial point of view. Greenhill’s opinion was approved by Greenhill’s fairness opinion committee. Greenhill’s opinion does not address any other aspect of the Mergers and no opinion or view was expressed as to the underlying business decision of OTF II to proceed with or effect the Mergers, or the relative merits of the Mergers as compared to other potential strategies or transactions that might be available to OTF II. Greenhill’s opinion does not constitute a recommendation to the members of the OTF II Special Committee as to whether they should approve the Mergers or the Merger Agreement or take any other action in connection therewith, nor does it constitute a recommendation as to how any OTF II Shareholder should vote or otherwise act with respect to the Mergers. OTF II Shareholders are encouraged to read the opinion carefully and in its entirety.
In arriving at its opinion, Greenhill, among other things:
•reviewed the draft of the Merger Agreement dated as of November 12, 2024 and certain related documents, including the proposed Amended OTF Charter to be approved by OTF Shareholders as a condition to completion of the Mergers;
•reviewed certain publicly available financial statements as well as certain other publicly available business, operating and financial information relating to each of OTF II and OTF;
•reviewed certain historical financial valuations of portfolio investments of each of OTF II and OTF prepared by their respective investment advisers and by a third-party valuation services provider, Kroll,

LLC, and provided to us for our use by management of each of OTF II and OTF (referred to in this section as the “Portfolio Valuations”);
•reviewed certain information, including financial forecasts and other financial and operating data, concerning OTF II and OTF supplied to or discussed with us by management of OTF II, including certain financial forecasts for OTF II and OTF prepared by the management of OTF II and approved for our use by the OTF II Special Committee (referred to in this section as the “OTF II Forecasts” and the “OTF Forecasts”, respectively, and together the “Forecasts”);
•reviewed certain information regarding the amount and timing of potential cost efficiencies and financial and operational benefits anticipated from the Mergers provided to us by management of OTF and approved for our use by the OTF II Special Committee (referred to in this section as “Synergies”);
•discussed the past and present operations and financial condition and the prospects of OTF II and OTF with representatives of Blue Owl on behalf of OTF II and OTF;
•reviewed the financial terms, to the extent publicly available, of certain transactions that Greenhill deemed relevant, including those of similar mergers of affiliated business development companies conducted in reliance on Rule 17a-8 under the 1940 Act;
•reviewed certain financial information and trading valuations of certain publicly traded companies that Greenhill deemed relevant;
•analyzed the values of OTF II Common Stock, OTF Common Stock and the pro forma combined company derived by discounting future cash flows and a terminal value at discount rates Greenhill deemed appropriate;
•analyzed OTF II’s ownership in the pro forma combined company and the relative contribution of OTF II to the pro forma combined company based upon a number of metrics that Greenhill deemed relevant; and
•performed such other analyses and considered such other factors as Greenhill deemed appropriate.
In giving its opinion, Greenhill assumed and relied upon, without independent verification, the accuracy and completeness of the information and data publicly available, supplied or otherwise made available to, or reviewed by or discussed with, Greenhill by the management of OTF II. With respect to the OTF II Forecasts, Greenhill assumed that they were reasonably prepared on a basis reflecting the best currently available estimates and good-faith judgments of the management of OTF II, and Greenhill relied upon the OTF II Forecasts in arriving at Greenhill’s opinion. With respect to the OTF Forecasts and the Synergies, Greenhill assumed that they were reasonably prepared on a basis reflecting the best currently available estimates and good-faith judgments of the management of OTF, and Greenhill relied upon the OTF Forecasts and the Synergies in arriving at Greenhill’s opinion. Greenhill expressed no opinion with respect to the OTF II Forecasts, the OTF Forecasts or the Synergies or the assumptions upon which they are based. Greenhill did not make any independent evaluation, valuation or appraisal of the assets or liabilities (contingent or otherwise) of OTF II or OTF, nor was Greenhill furnished with any such evaluation or appraisal, other than the Portfolio Valuations. Greenhill did not express any opinion or view as to the impact of the Mergers on the solvency or the viability of OTF II or OTF or their ability to pay their respective obligations when they come due. In addition, no opinion or view was expressed with respect to the amount or nature of any compensation to any officers, directors or employees of OTF II, or any class of such persons relative to the Exchange Ratio to be received by the holders of the OTF II Common Stock in the Mergers or with respect to the fairness of any such compensation. Greenhill also expressed no opinion or view regarding matters that require legal, regulatory, accounting, insurance, tax, environmental, executive compensation or other similar professional advice and assumed that opinions, counsel and interpretations regarding such matters have been or will be obtained from the appropriate professional sources. Greenhill assumed, with the consent of OTF II and the OTF II Special Committee, that the Mergers will be treated as a tax-free reorganization for federal income tax purposes. Greenhill assumed that the Mergers will be consummated in accordance with the terms set forth in the final, executed Merger Agreement, which Greenhill further assumed will be identical in all material respects to the latest draft thereof that Greenhill has reviewed, and without waiver of any material terms or conditions set forth in the Merger Agreement.

Greenhill further assumed that all governmental, regulatory and other consents and approvals necessary for the consummation of the Mergers will be obtained without any effect on OTF II, OTF, the Mergers or the contemplated benefits of the Mergers in any way meaningful to its analysis. Greenhill is not a legal, regulatory, accounting or tax expert and has relied on the assessments made by OTF II and OTF and their respective advisors with respect to such issues. Greenhill’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Greenhill as of, the date of such opinion. Greenhill’s opinion noted that subsequent developments may affect Greenhill’s opinion and that Greenhill does not have any obligation to update, revise or reaffirm such opinion.
The projections furnished to Greenhill were prepared by management of OTF II and OTF. OTF II and OTF do not publicly disclose internal long-term forecasts or projections of the type provided to Greenhill in connection with Greenhill’s analysis of the Mergers, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management of OTF II and OTF, including, without limitation, the effect of regulatory, political and macroeconomic factors which are inherently difficult to project. Accordingly, actual results could vary significantly from those set forth in such projections.
The terms of the Merger Agreement were determined through negotiations between OTF II and OTF, and the decision to enter into the Merger Agreement was solely that of the OTF II Special Committee and the OTF II Board. The opinion and financial analyses were only one of the many factors considered by the OTF II Special Committee in its evaluation of the Mergers and should not be viewed as determinative of the views of the OTF II Special Committee or management of OTF II with respect to the Mergers or the Exchange Ratio. Greenhill notes that it was not requested to and did not solicit any expressions of interest from any other parties with respect to the sale of OTF II or any other alternative transaction. Greenhill was also not requested to and did not participate in the material discussions or negotiations with respect to the terms of the Mergers.
In accordance with customary investment banking practice, Greenhill employed generally accepted valuation methodologies in rendering its written opinion to the OTF II Special Committee on November 12, 2024 and in the presentation delivered to the OTF II Special Committee on November 11, 2024. Some of the summaries of the material financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by Greenhill, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Greenhill’s analyses.
Summary of Greenhill’s Financial Analysis
Implied Value of the Merger Consideration. Based on the Exchange Ratio of 0.9141x implied by the OTF II per share NAV of $15.62 and the OTF per share NAV of $17.09, in each case, based on the assumed NAV date of March 31, 2025, Greenhill calculated the implied value of the Merger Consideration to be $15.62 per outstanding share of OTF II Common Stock. Greenhill compared the implied value of the Merger Consideration and the assumed OTF per share NAV of $17.09 to the ranges of implied value per share of OTF II Common Stock and OTF Common Stock in the financial analyses described below.
Selected Trading Comparables Analysis. Using publicly available information, Greenhill compared selected financial data of OTF II and OTF with similar data for selected publicly traded, externally managed BDCs with market capitalizations greater than $1.5 billion, or with highly relevant investment strategies to OTF II and OTF (e.g., technology-focused, senior secured lending-focused). The companies selected by Greenhill are set forth below:

Selected Companies
Ares Capital Corporation
Blackstone Secured Lending Fund
FS KKR Capital Corp.
Blue Owl Capital Corporation
Golub Capital BDC, Inc.
Sixth Street Specialty Lending, Inc
Goldman Sachs BDC, Inc.
Oaktree Specialty Lending Corporation
New Mountain Finance Corporation
In relation to the companies listed above, all relevant financial data was reviewed as of November 7, 2024. Although none of the selected companies are directly comparable to OTF II and/or OTF, the companies included are publicly traded companies with operations and/or other criteria, such as lines of business, markets, business risks and size and scale of business, which for purposes of its analysis, Greenhill considered relevant.
Greenhill reviewed and analyzed certain publicly available financial information, implied multiples and market trading data relating to the selected companies and compared such information to the corresponding information for OTF II and OTF. Greenhill calculated and compared, among other things, (i) the ratio of each company’s share price to its latest publicly available NAV per share, as applicable, or “Price/NAV”, and (ii) the ratio of each company’s share price to its estimated calendar year 2025 (“CY2025”) NII per share, as applicable, or “Price/CY2025E NII”. The CY2025 estimated NII per share for the selected companies and used by Greenhill in its analysis were based on the median of analyst projections pursuant to Wall Street research reports available to Greenhill as of November 7, 2024. The following presents the results of this analysis:

Selected Companies	Price/ NAV	Price/ CY2025E NII
Median	0.97x	8.42x
Mean	0.99x	8.48x
Based on the results of this analysis and on Greenhill’s professional judgment and experience, Greenhill selected reference ranges of (i) 0.95x to 1.05x for Price/NAV of the selected companies, and (ii) 8.00x to 9.25x for Price/2025E NII of the selected companies.
Greenhill applied such ranges, respectively, to (1) projected NAV per share of OTF II as of March 31, 2025, prior to adjustments as a result of the Mergers, as provided by the management of OTF II, and (2) estimated NII per share of OTF II for CY2025, based on the OTF II Forecasts, adjusted to remove one-time advisory expense of $8.0 million. Based on the results of the foregoing analysis, Greenhill calculated a range of values per share of OTF II Common Stock of $15.10 to $16.69 in the case of (1) and $12.40 to $14.33 in the case of (2), and in each case compared these results to the implied transaction value for the Mergers of $15.62 per outstanding share of OTF II Common Stock.
Greenhill also applied such ranges, respectively, to (1) projected NAV per share of OTF as of March 31, 2025, prior to adjustments as a result of the Mergers, as provided by the management of OTF, and (2) estimated NII per share of OTF for CY2025, based on the OTF Forecasts, adjusted to remove one-time advisory expense of $8.0 million. Based on the results of the foregoing analysis, Greenhill calculated a range of values per share of OTF Common Stock of $16.25 to $17.96 in the case of (1) and $12.88 to $14.89 in the case of (2), and in each case compared these results to the estimated OTF per share NAV of $17.09 based on an assumed NAV date of March 31, 2025.

No company used in this analysis is identical or directly comparable to OTF II and/or OTF. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which OTF II and OTF were compared.
Selected Precedent Transaction Analysis. Greenhill also reviewed selected recent precedent affiliated BDC mergers where the target company was a private BDC, that in Greenhill’s judgement were relevant to its analysis. For each transaction, Greenhill reviewed the implied purchase price as a multiple of NAV per share of the target company, in each case based on the transaction consideration value paid for the target company and using financial data based on the target company’s financial statements at the time of the respective transaction (including the impact of pre-closing adjustments). The transactions selected are set forth below:

Acquirer	Target
Private - Private
Franklin BSP Capital Corp	Franklin BSP Lending Corp
FS Investment Corporation II	FS Investment Corporation III, FS Investment Corporation IV, and Corporate Capital Trust II
Public - Private
Golub Capital BDC, Inc.	Golub Capital BDC 3, Inc.
Oaktree Specialty Lending Corporation	Oaktree Strategic Income II, Inc.
Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.
Golub Capital BDC, Inc.	Golub Capital Investment Corp
The following presents the results of this analysis:

Transaction Value to NAV	All Transactions	Private - Private	Public - Private
Median	1.00x	1.00x	1.02x
Mean	1.01x	1.00x	1.01x
From this data, and based on its professional judgement and experience, Greenhill derived a range of price-to-NAV per share multiples of 0.95x to 1.05x and applied this range to the estimated NAV per share of OTF II provided by management as of March 31, 2025. This analysis indicated a range of the implied value per share of OTF II Common Stock of $14.84 to $16.40, as compared to the implied transaction value for the Mergers of $15.62 per outstanding share of OTF II Common Stock.
Dividend Discount Analysis. Based on the Forecasts, Greenhill performed a dividend discount analysis of OTF II and OTF to calculate the estimated equity value per share for the OTF II Common Stock and OTF Common Stock. Greenhill calculated the present value of the projected dividend distributions by OTF II and OTF in the period from March 31, 2025 through calendar year 2029. Greenhill also calculated estimated terminal values based on a range of Price/NAV terminal multiples of 0.95x to 1.05x. The projected dividend distributions and terminal values were discounted to present value using discount rates ranging from 9.8% to 11.8%, based upon a computation of the cost of equity of OTF II and OTF. Utilizing the range of discount rates and terminal value multiples, this analysis resulted in a range of values per share of OTF II Common Stock of $14.51 to $16.61 and a range of values per share of OTF Common Stock of $15.91 to $18.16. These ranges were compared to the implied transaction value for the Mergers of $15.62 in the case of OTF II, and to the estimated OTF per share NAV of $17.09 based on an assumed NAV date of March 31, 2025 in the case of OTF.
The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of OTF II or OTF.

Implied Exchange Ratio Analysis. Greenhill then reviewed the Exchange Ratio of 0.9141x, as directed by the management of OTF II, and compared it with the ranges of exchange ratios implied by its financial analyses. For each methodology noted below, the implied reference range of exchange ratios was determined by (i) using as the low end, the amount calculated by dividing the low end of the implied value per share reference range for OTF II Common Stock by the high end of the implied value per share reference range for OTF Common Stock and (ii) using as the high end, the amount calculated by dividing the high end of the implied value per share reference range for OTF II Common Stock by the low end of the implied value per share reference range for OTF Common Stock. For the trading comparables analyses, each of the per share range of OTF Common Stock and OTF II Common Stock values were adjusted for adjustments expected as a result of the Mergers prior to determining the implied exchange ratio. This analysis resulted in the following implied exchange ratio reference ranges, as compared to the Exchange Ratio of 0.9141x:

Methodology	Implied Exchange Ratio Reference Range
Trading Comparables Analysis – Price/NAV	0.8268x - 1.0118x
Trading Comparables Analysis Price/2025E NII	0.8324x - 1.1128x
Dividend Discount Analysis	0.7993x - 1.0443x
Relative Contribution Analysis. Greenhill analyzed the relative standalone contribution of OTF II and OTF to various pro forma balance sheet and income statement items of the combined entity. To perform this analysis, Greenhill used the OTF II Forecasts and OTF Forecasts provided by OTF II and OTF management and the assumed NAV for OTF II and OTF as of the Determination Date. The results of Greenhill’s analysis are set forth in the following table, which also compares the results of Greenhill’s analysis with the implied pro forma ownership percentages of OTF II and OTF stockholders in the combined company based on the assumed Exchange Ratio of 0.9141x:

	OTF	OTF II
Pro Forma Ownership (NAV-for-NAV)(1)
Based on Assumed Exchange Ratio of 0.9141x	46%	54%

Estimated Balance Sheet Data as of March 31, 2025
Total Assets	51%	49%
Investments at Fair Value	51%	49%
Total Debt	50%	50%

Income Statement
CY 2024E NII	59%	41%
CY 2025E NII	49%	51%
__________________
(1)Using adjusted March 31, 2025E financials. Includes the impact of uncalled capital commitments, transaction costs and reimbursements; excludes the impact of purchase accounting adjustments and deferred financing costs
Financial Impact Analysis. Based on the Exchange Ratio of 0.9141x, as directed by the management of OTF II, Greenhill performed a financial impact analysis to analyze the potential impact of the Mergers on the (i) estimated CY 2025 and CY 2026 NII per share, and (ii) estimated CY 2025 and CY 2026 dividends per share, in each case based on the Forecasts, to the holders of OTF II Common Stock and OTF Common Stock. The analysis assumed an effective date of the Mergers of March 31, 2025. The following presents the results of this analysis:

OTF

	Gives	Gets	Accretion/Dilution (%)
CY 2025E NII / Share	$1.57	$1.60	2%
CY 2026E NII / Share	$1.54	$1.61	5%
CY 2025E Dividend / Share	$1.41	$1.43	2%
CY 2026E Dividend / Share	$1.64	$1.68	2%
OTF II

	Gives	Gets		Accretion/Dilution (%)
CY 2025E NII / Share	$1.52	$1.49		(2)%
CY 2026E NII / Share	$1.42	$1.47		4%
CY 2025E Dividend / Share	$1.22	$1.31	(1)	7%
CY 2026E Dividend / Share	$1.33	$1.54		15%
__________________
(1)Excludes impact of dividends paid out at time of Mergers
Other Information
Miscellaneous. The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by Greenhill. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. The order of analyses described does not represent the relative importance or weight given to those analyses by Greenhill. In arriving at its opinion, Greenhill did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, Greenhill considered the totality of the factors and analyses performed in determining its opinion. Accordingly, Greenhill believes that the summary set forth above and its analyses must be considered as a whole and that selecting portions thereof, without considering all of its analyses, could create an incomplete view of the processes underlying the analyses and its fairness opinion.
Analyses based upon forecasts or projections of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by Greenhill are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, Greenhill’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. None of the selected companies reviewed as described in the above summary is identical to OTF II or OTF, and none of the selected precedent transactions reviewed were identical to the Mergers. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of Greenhill’s analysis, may be considered similar to those of OTF II and OTF. The selected precedent transactions were similarly chosen because their lines of business, markets, business risks and size and scale of business, for purposes of Greenhill’s analysis, may be considered similar to the Mergers. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to OTF II and OTF and the precedent transactions compared to the Mergers.
For services rendered in connection with the Mergers and the delivery of the opinion, OTF II has agreed to pay Greenhill a fee of $2,000,000, a significant portion of which is contingent and payable only upon the consummation of the Mergers. Of such fee, $750,000 became payable upon delivery of Greenhill’s fairness opinion. In addition, OTF II has agreed to indemnify Greenhill against certain liabilities arising out of Greenhill’s engagement. Greenhill and its affiliates comprise a full-service securities firm engaged in securities trading activities as well as providing investment banking and financial advisory services. Greenhill and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to OTF II, OTF and certain of their respective affiliates and have received or in the future may receive compensation for the rendering of these services. In the ordinary course of business, Greenhill and its affiliates may provide investment banking and other financial services to, and/or acquire, hold or sell, for our own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) and related derivatives of, OTF II, OTF, its subsidiaries and affiliates. In addition, Greenhill and its affiliates and certain of its respective employees, may from time to time acquire, hold or make direct or indirect investments, in or otherwise finance a wide variety of companies, including any prospective purchasers of OTF II, OTF, its subsidiaries, affiliates, or divisions, or their respective equity or assets. Greenhill further notes that Greenhill and its affiliates have covered, and continue to cover, OTF II, OTF and certain of their respective affiliates and have ordinary-course conversations with OTF II, OTF and certain of their respective affiliates concerning their respective businesses, industry outlook and market trends, and potential business combinations, divestitures, acquisitions and other transactions, as is customary for any entity covered by us and/or our affiliates. During the two years preceding the date of Greenhill’s opinion, Greenhill affiliates derived aggregate fees from OTF II and its affiliates of approximately $4.9 million for investment banking and financial advisory services. A Greenhill affiliate is also a lender to OTF II and certain affiliates and subsidiaries of OTF II, OTF and their respective investment advisers under existing revolving credit facilities.
Morgan Stanley & Co. LLC
The OTF II Special Committee retained Morgan Stanley to provide it with financial advisory services in connection with the Mergers and to provide a financial opinion to the OTF II Special Committee. The OTF II Special Committee selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation and its knowledge of the business and affairs of OTF II. On November 11, 2024, at a meeting of the OTF II Special Committee, Morgan Stanley rendered its oral opinion, subsequently confirmed by delivery of a written opinion addressed to the OTF II Special Committee, dated November 12, 2024, that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, based upon OTF II management’s estimates (for the purposes of this section, the “Estimates”) that the OTF II Per Share NAV will be approximately $15.62 as of March 31, 2025 and that the OTF Per Share NAV will be approximately $17.09 as of March 31, 2025 (taking into account OTF II management assumptions regarding transaction expenses), and assuming that OTF II will call approximately $1,554,091,400 of capital and that OTF II will pay a pre-closing distribution to holders of OTF II Common Stock of $68,111,023 (for the purposes of this section, the “Capital and Distribution Assumptions”), the resulting Exchange Ratio of 0.9141 shares of OTF Common Stock per share of OTF II Common Stock, was fair from a financial point of view to the holders of OTF II Common Stock.
The full text of Morgan Stanley’s written opinion, dated November 12, 2024, which sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken in connection with the opinion, is attached as Annex E to this joint proxy statement/prospectus and is incorporated by reference herein in its entirety. OTF II Shareholders should read Morgan Stanley’s opinion carefully and in its entirety for a discussion of the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. This summary is qualified in its entirety by reference to the full text of such opinion. Morgan Stanley’s opinion was directed to the OTF II Special Committee, in its capacity as such, and addressed only the fairness from a financial point of view to the holders of OTF II Common Stock of the Exchange Ratio, based on the Estimates and the Capital and Distribution Assumptions, as of the date of such opinion. Morgan Stanley’s opinion did not address any other aspects or implications of the Mergers. Morgan Stanley’s opinion did not in any manner address the prices at which the OTF Common Stock would trade following the consummation of the Mergers or at any time. Morgan Stanley expressed no opinion or recommendation to any holder of shares of OTF Common Stock or OTF II Common Stock as to how such holder should vote at the OTF Special Meeting or the OTF II Special Meeting, respectively, or in connection with any other matter. Nor did Morgan Stanley express any opinion as to the NAV per share of OTF Common Stock or OTF II Common Stock or what the OTF Per Share NAV or OTF II Per Share NAV will be at any time.

For purposes of rendering its opinion, Morgan Stanley:
•reviewed certain publicly available financial statements and other business and financial information relating to OTF and OTF II;
•reviewed certain internal financial statements and other financial and operating data concerning OTF and OTF II provided by OTF and OTF II, respectively, and approved for Morgan Stanley’s use by the OTF II Special Committee;
•reviewed certain financial projections concerning OTF and OTF II provided by OTF and OTF II, respectively, and approved for Morgan Stanley’s use by the OTF II Special Committee;
•reviewed information relating to certain strategic, financial and operational benefits anticipated from the Mergers prepared by OTF and OTF II, respectively, and approved for Morgan Stanley’s use by the OTF II Special Committee;
•reviewed estimates of the fair value for certain investments held by OTF and OTF II as of June 30, 2024 prepared by a third party valuation firm (for the purposes of this section, the “Valuation Reports”);
•discussed the past and current operations and financial condition and the prospects of OTF and OTF II, including information relating to certain strategic, financial and operational benefits anticipated from the Mergers, with representatives of OTF and OTF II;
•performed a pro forma contribution analysis using financial forecasts and estimates prepared by OTF II and approved for Morgan Stanley’s use by the OTF II Special Committee;
•performed a financial impacts analysis using financial forecasts and estimates prepared by OTF II and approved for Morgan Stanley’s use by the OTF II Special Committee;
•compared certain financial metrics for OTF and OTF II with similar information for certain publicly traded companies comparable to OTF and OTF II, respectively;
•performed a dividend discount analysis with respect to each of OTF and OTF II using financial forecasts and estimates concerning OTF and OTF II provided by OTF and OTF II, respectively, and approved for Morgan Stanley’s use by the OTF II Special Committee;
•reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;
•participated in certain discussions and negotiations with representatives of OTF and OTF II and their financial and legal advisors;
•reviewed a draft, dated November 12, 2024, of the Merger Agreement; and
•performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.
Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by or on behalf of OTF and OTF II, and formed a substantial basis for its opinion. With respect to the financial projections, including information relating to certain strategic, financial and operational benefits anticipated from the Mergers, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of OTF and OTF II of the future financial performance of OTF and OTF II. In particular, Morgan Stanley noted that it is not an expert in the evaluation of loans and had not reviewed or analyzed any individual loans or the potential performance thereof. In addition, Morgan Stanley assumed that the Mergers would be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the Mergers would be treated as a tax-free reorganization pursuant to the Code, and that the definitive Merger Agreement would not differ from the draft thereof furnished to Morgan Stanley in any respect material to its analysis. Morgan Stanley assumed that in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the Mergers, no delays, limitations, conditions or restrictions would be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the Mergers. Morgan Stanley noted that it was not a legal, tax or regulatory advisor. Morgan Stanley noted that it was a financial advisor only and relied upon, without independent verification, the assessment of OTF II and its legal, tax or regulatory advisors with respect to legal, tax and regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of the officers, directors or employees of any party to the Mergers (or their respective affiliates), or any class of such persons, whether relative to the Exchange Ratio or otherwise. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of OTF, OTF II or any of their subsidiaries, nor was Morgan Stanley furnished with any such valuations or appraisals, except, to the extent they could be considered such, for the Valuation Reports (upon which Morgan Stanley relied without independent investigation). Morgan Stanley expressed no view on, and Morgan Stanley’s opinion did not address, any other term or aspect of the Merger Agreement or the transactions contemplated thereby or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection therewith.
Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information, including the Estimates and the Capital and Distribution Assumptions, made available to Morgan Stanley as of, the date of its opinion. Events occurring after the date of Morgan Stanley’s opinion may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion. In arriving at its opinion, Morgan Stanley was not authorized to solicit, and did not solicit, interest from any party with respect to any acquisition, business combination or other extraordinary transaction, involving OTF II, nor did Morgan Stanley negotiate with any of the parties, other than OTF, which expressed interest to Morgan Stanley in the possible acquisition of OTF II or certain of its constituent businesses.
Summary of Analyses of Morgan Stanley
The following is a brief summary of the material financial analysis performed by Morgan Stanley in connection with the preparation of its opinion to the OTF II Special Committee. The following summary is not a complete description of Morgan Stanley’s opinion, or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. In connection with arriving at its opinion, Morgan Stanley considered all of its analyses as a whole and did not attribute any particular weight to any analysis described below. Considering any portion of such analyses and factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before November 12, 2024, and is not necessarily indicative of current market conditions. Some of the summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.
In performing the financial analyses summarized below and in arriving at its opinion, Morgan Stanley utilized and relied upon certain financial projections, including the Estimates, provided by OTF II management and approved by the OTF II Special Committee.
Pro Forma Contribution Analysis
Based on information provided by management of OTF and OTF II, Morgan Stanley performed an illustrative contribution analysis comparing the contribution of each of OTF and OTF II on a standalone basis (without taking into account any transaction-related impacts or cost savings), based on (i) assets, (ii) investments, (iii) debt (inclusive of unamortized debt issuance costs), (iv) estimated NII for 2024 (“2024E NII”), (v) estimated NII for 2025 (“2025E NII”), and (vi) pro forma ownership based the Exchange Ratio of 0.9141 shares of OTF Common

Stock per share of OTF II Common Stock assuming a closing date of March 31, 2025 calculated based on the Estimates and the Capital and Distribution Assumptions.
These analyses yielded the following ranges of implied equity contribution to the combined company:

	OTF	OTF II
Balance Sheet
Assets	51%	49%
Investments	51%	49%
Debt(1)	50%	50%
Income Statement
2024E NII(2)	59%	41%
2025E NII(2)	49%	51%
Pro Forma Ownership (NAV for NAV)(3)	46%	54%
__________________
(1) Inclusive of unamortized debt issuance costs.
(2) Reflecting standalone contributions based on projected financials provided by OTF II management excluding all synergies.
(3) Adjusted NAV-for-NAV based on projected March 31, 2025 financials.

Precedent Transactions
Morgan Stanley reviewed publicly available information related to three (3) private-to-private affiliate fund mergers announced since June 3, 2019, referred to as the precedent affiliate fund transactions, as set forth in the following table:

Announcement Date	Acquirer	Acquired Company	Vehicle Type	Deal Type	Exchange Ratio
6/3/2019	FS Investment Corporation II	FS Investment Corporation III, FS Investment Corporation IV, and FS Investment Corporate Capital Trust II	Private / Private	NAV-for-NAV	0.9804x, 1.3634x, and 1.1319x
10/6/2023	Franklin BSP Capital Corporation	Franklin BSP Lending Corporation	Private / Private	NAV-for-NAV	0.4647x
5/28/2024	North Haven Private Income Fund LLC	SL Investment Corp.	Private / Private	Cash-for-NAV	—
No company or transaction used as a comparison in the above is identical to OTF, OTF II or the Mergers. In evaluating the precedent private affiliate fund transactions, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of OTF and OTF II. These include, among other things, the impact of competition on the business of OTF and OTF II and the industry generally, industry growth and the absence of any adverse material change in the financial conditions and prospects of OTF, OTF II and the industry, and in the financial markets in general. Mathematical analysis (such as determining a median) is not, in itself, a meaningful method of using precedent transactions data. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Dividend Discount Analysis
Using projections provided by management of OTF and OTF II for 2025 to 2029 and assuming (i) the consummation of the Mergers on March 31, 2025, (ii) adjusted share counts of OTF Common Stock and OTF II Common Stock as of March 31, 2025 based on information provided by management of OTF and OTF II, (iii) an initial public offering of each of OTF and OTF II in the fourth quarterly period of 2025, and (iv) certain fee structure assumptions provided by management of OTF and OTF II, Morgan Stanley performed a dividend discount analysis for each of OTF and OTF II on a standalone basis. Morgan Stanley calculated a range of values of implied NAV and implied NAV per share based on (i) a range of terminal NAV multiples of 0.950x to 1.050x to the terminal year 2029 NAV of each of OTF and OTF II and (ii) a range of discount rates of 8.00% to 9.00%.
Utilizing the foregoing ranges of terminal NAV multiples and discount rates, Morgan Stanley ranges of implied NAV per share of $18.38 to $20.39 for OTF and $16.10 to $17.88 for OTF II as of March 31, 2025. Based on such ranges of implied NAV per share, Morgan Stanley calculated a minimum implied exchange ratio of 0.7896 shares of OTF Common Stock per share of OTF II Common Stock and a maximum implied exchange ratio of 0.9728 shares of OTF Common Stock per share of OTF II Common Stock. Morgan Stanley compared this range to the Exchange Ratio of 0.9141 shares of OTF Common Stock per share of OTF II Common Stock assuming a closing date of March 31, 2025 calculated based on the Estimates and the Capital and Distribution Assumptions.
Has/Gets Analysis
Based on the Exchange Ratio of 0.9141 shares of OTF Common Stock per share of OTF II Common Stock calculated based on the Estimates and the Capital and Distribution Assumptions and information provided by management of OTF and OTF II, Morgan Stanley performed a has/gets accretion/dilution analysis of the financial impact of the Mergers on OTF’s and OTF II’s (i) estimated NII per share for 2025 (“2025E NII/Share”) and 2026 (“2026E NII/Share”) and (ii) estimated NAV per share for the first quarterly period of 2025 (“Q1 2025E Adj. NAV/Share”), taking into account, with respect to 2025E NII/Share and 2026E NII/Share, certain fee structure assumptions provided by OTF II management and estimated annual operational cost savings of approximately $4.4 million, per year as provided by management of OTF II. The following table sets for the results of this analysis:
OTF

	Has	Gets(1)	Accretion/Dilution
2025E NII/Share	$1.57	$1.60	2%
2026E NII/Share	$1.54	$1.61	5%
Q1 2025E Adj. NAV/Share	$17.09	$17.09	—%
OTF II

	Has	Gets(1)	Accretion/Dilution
2025E NII/Share	$1.52	$1.49	(2)%
2026E NII/Share	$1.42	$1.47	4%
Q1 2025E Adj. NAV/Share	$15.62	$15.62	—%
__________________
(1)Based on adjusted NAV-for-NAV exchange and an assumed exchange ratio of 0.9141x.
Comparable Companies
Using publicly available information, Morgan Stanley compared certain financial metrics of OTF, OTF II, and five (5) publicly traded peer companies, referred to as the comparable companies, as set forth in the following table:

Company	Price/NAV(1)	Leverage(2)	Market Cap ($ in Billions)	Total Assets ($ in Billions)	Return on Average Equity(3)	Weighted Average Cost of Funds
OTF(4)	—	0.83x	$—	$6.7	10.4%	6.2%
OTF II(4)	—	0.90x	$—	$5.4	11.0%	7.7%
Ares Capital Corporation(4)	1.08x	1.06x	$13.8	$27.1	11.5%	5.2%
Blackstone Secured Lending Fund(5)	1.15x	1.13x	$6.3	$11.8	13.1%	5.3%

Blue Owl Capital Corporation(4)	0.97x	1.30x	$5.8	$14.1	12.4%	6.2%
FS KKR Capital Corp.(4)	0.88x	1.21x	$5.9	$15.1	12.9%	5.5%
Golub Capital BDC Inc.(4)	1.00x	1.06x	$4.1	$8.5	11.2%	6.5%
Peer Median	1.00x	1.13x	$5.9	$14.1	12.4%	5.5%
_________________
(1)Calculated as the ratio of the applicable company’s stock price as of November 7, 2024 to NAV per share as of the end of the most recent completed quarterly period for which information was publicly available.
(2)Calculated as leverage net of unamortized debt issuance costs.
(3)Calculated as annualized net investment income divided by average NAV for the current and prior quarterly period.
(4)Financials as of Q3, 2024.
(5)Financials as of Q2, 2024.

No company used as a comparison in the above comparable companies analysis is identical to OTF or OTF II. In evaluating the comparable companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of OTF and OTF II. These include, among other things, the impact of competition on the business of OTF and OTF II and the industry generally, industry growth and the absence of any adverse material change in the financial conditions and prospects of OTF, OTF II and the industry, in the financial markets in general. Mathematical analysis (such as determining a median) is not, in itself, a meaningful method of using comparable company data. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
General
In connection with the review of the Merger by the OTF II Special Committee, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of OTF or OTF II. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of OTF or OTF II. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness from a financial point of view of the Exchange Ratio pursuant to the Merger Agreement to holders of OTF II Common Stock and in connection with the delivery of its opinion, dated November 12, 2024 to the OTF II Special Committee. These analyses do not purport to be appraisals or to reflect the prices at which the OTF Common Stock or OTF II Common Stock might actually trade. The Exchange Ratio pursuant to the Merger Agreement was determined by OTF and OTF II through arm’s-length negotiations between the OTF Special Committee and the OTF II Special Committee and was approved by the OTF II Special Committee and the OTF II Board. Morgan Stanley provided advice to the OTF II Special Committee during these negotiations. Morgan Stanley did not, however, recommend any specific exchange ratio or consideration to OTF II or the OTF II Special Committee, nor did Morgan Stanley opine that any specific exchange ratio or consideration constituted the only appropriate consideration for the Merger. Morgan Stanley’s opinion did not address the relative merits of the transactions contemplated by the Merger Agreement as compared to other business or financial strategies that might have been available to OTF II, nor did Morgan Stanley’s opinion address the underlying business decision of OTF II to enter into the Merger Agreement or proceed with any other transaction contemplated by the Merger Agreement.

Morgan Stanley’s opinion and its presentation to the OTF II Special Committee was one of many factors taken into consideration by the OTF II Special Committee in approving the Merger Agreement and the transactions contemplated thereby, including the Mergers. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the OTF II Special Committee with respect to the Exchange Ratio pursuant to the Merger Agreement or whether the OTF II Special Committee would have been willing to agree to a different exchange ratio. Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with Morgan Stanley’s customary practice.
The OTF II Special Committee retained Morgan Stanley based upon Morgan Stanley’s qualifications, experience and expertise. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of their customers, in debt or equity securities or loans of OTF, OTF II or any other company, or any currency or commodity, that may be involved in the transactions contemplated by the Merger, or any related derivative instrument.
Under the terms of its engagement letter, Morgan Stanley provided the OTF II Special Committee with financial advisory services and a financial opinion described in this section and attached as Annex E to this joint proxy statement/prospectus in connection with the Mergers, and OTF II has agreed to pay Morgan Stanley a fee of $2.0 million for its services, of which $750,000 became payable on November 12, 2024 and the remainder of which is contingent upon completion of the Mergers. OTF II has also agreed to reimburse Morgan Stanley for its reasonable expenses, including reasonable fees of outside counsel and other professional advisors, incurred in connection with its engagement. In addition, OTF II has agreed to indemnify Morgan Stanley and its affiliates, their respective officers, directors, employees and agents and each other person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, relating to or arising out of Morgan Stanley’s engagement.
In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley did not receive fees from OTF or OTF II for financial advisory or financing services. In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley provided financial advisory and financing services to Blue Owl Capital Inc. and has received aggregate fees of approximately $9.8 million for such services. In addition, Morgan Stanley or an affiliate of Morgan Stanley is a lender to Blue Owl Capital Inc. with respect to a revolving credit facility. Morgan Stanley may also seek to provide financial advisory and financing services to OTF, OTF II and their respective affiliates in the future and would expect to receive fees for the rendering of these services.
Regulatory Approvals Required for the Mergers
The obligations of OTF and OTF II to complete the Mergers are subject to the satisfaction or, where permissible, waiver of certain conditions, including the condition that all regulatory approvals required by law to consummate the transactions contemplated by the Merger Agreement, including the Mergers, have been obtained, including the receipt of any necessary state securities or “blue sky” authorizations, and remain in full force and effect, and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act). OTF and OTF II have agreed to cooperate with each other and use their reasonable best efforts to obtain all consents, authorizations, approvals, exemptions or nonobjections from any governmental or regulatory authority necessary to consummate the Mergers.
There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.

Third-Party Consents Required for the Mergers
Under the Merger Agreement, each of OTF’s and OTF II’s obligation to complete the Mergers is subject to the prior receipt of certain approvals, confirmations and consents required to be obtained from certain agents, lenders, derivative counterparties, noteholders and other parties.
OTF and OTF II have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement, including the Mergers, in the most expeditious manner practicable. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

DESCRIPTION OF THE MERGER AGREEMENT
The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference in this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. OTF and OTF II encourage you to read the Merger Agreement carefully and in its entirety.
Structure of the Mergers
Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into OTF II. OTF II will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, at the Second Effective Time, in the Second Merger, OTF II, as the surviving company of the Initial Merger, will merge with and into OTF in accordance with the MGCL, with OTF as the surviving entity. As of the Second Effective Time, the separate corporate existence of OTF II will cease and OTF will continue its existence as a corporation under the laws of the State of Maryland.
Closing; Completion of the Proposed Mergers
It is currently expected that the Mergers will be completed promptly following receipt of the required shareholder approvals at the OTF Special Meeting and the OTF II Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement.
The Mergers will occur no later than five (5) business days after the satisfaction or waiver of the conditions to closing set forth in the Merger Agreement or at another time as may be agreed to in writing by OTF and OTF II. The Second Merger will occur immediately after the Initial Merger is completed. If the adoption of the Merger Agreement is approved at the OTF II Special Meeting and the Amended OTF Charter is approved at the OTF Special Meeting, and the other conditions to closing the Mergers are satisfied or waived, OTF and OTF II expect to complete the Mergers in the second quarter of 2025.
Merger Consideration
If the Mergers are consummated, each OTF II Shareholder will be entitled to receive a number of shares of OTF Common Stock equal to the Exchange Ratio for each share of OTF II Common Stock. The Exchange Ratio will be appropriately adjusted if between the Determination Date and the Effective Time, the respective outstanding shares of OTF Common Stock or OTF II Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution has been declared with a record date within such period, in each case, to provide the shareholders of OTF II and OTF the same economic effect as contemplated by the Merger Agreement prior to such event. Closing of the Mergers is contingent upon OTF Shareholder approval of the OTF Charter Amendment Proposal, OTF II Shareholder approval of the Merger Proposal and certain other closing conditions. No fractional shares of OTF Common Stock will be issued, and holders of OTF II Common Stock will receive cash in lieu of fractional shares.
As of the Determination Date, OTF will deliver to OTF II the Closing OTF NAV and OTF II will deliver to OTF the Closing OTF II NAV, in each case calculated in good faith and based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties) historically used by OTF or OTF II, as applicable, in preparing the calculation of NAV per share of OTF Common Stock or OTF II Common Stock, as applicable (with an accrual for any dividends declared and not yet paid). The Closing OTF NAV and Closing OTF II NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement.
The Exchange Ratio will be calculated as the quotient (rounded to the fourth nearest decimal) of the OTF II Per Share NAV and the OTF II Per Share NAV as of the Determination Date.

Dividends and Distributions
Following the Effective Time, the record holders of shares of OTF II Common Stock shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of OTF Common Stock represented by such shares of OTF II Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of OTF Common Stock represented by such shares of OTF II Common Stock with a record date after the Effective Time (but before the issuance of OTF Common Stock issuable with respect to such shares of OTF II Common Stock) and with a payment date subsequent to the issuance of the OTF Common Stock issuable with respect to such shares of OTF II Common Stock.
Conversion of Shares; Exchange of Shares
At the Effective Time, each share of OTF II Common Stock issued and outstanding immediately prior to the Effective Time (except for shares, if any, owned by OTF or any of its consolidated subsidiaries) will be converted into the right to receive the Merger Consideration. Each such share of OTF II Common Stock will no longer be outstanding and will be automatically canceled and cease to exist, with the holders of such shares ceasing to have any rights with respect to any OTF II Common Stock other than the right to the Merger Consideration and cash in lieu of fractional shares upon the surrender of such shares of OTF II Common Stock in accordance with the terms of the Merger Agreement.
After the Effective Time, no registration of transfers on the stock transfer books of OTF II, other than to settle transfers that occurred prior to the Effective Time, will occur. If shares of OTF II Common Stock are presented for transfer to the exchange agent, such shares will be cancelled against delivery of the applicable Merger Consideration.
Withholding
Each party to the Merger Agreement or the paying and exchange agent, as applicable, will be entitled to deduct and withhold from any amounts payable to any person such amounts as each determines in good faith are required to be deducted and withheld with respect to the making of such payment under applicable tax laws. If any amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to the relevant person of which such deduction and withholding was made.
Representations and Warranties
The Merger Agreement contains representations and warranties of OTF, OTF II, OTF Adviser and OTF II Adviser relating to their respective businesses. With the exception of certain representations that must be true and correct in all or virtually all respects, or in all material respects, no representation or warranty will be deemed untrue, and neither party will be deemed to have breached a representation or warranty as a consequence of the existence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances and events inconsistent with any representation made by such party (without considering “materiality” or “Material Adverse Effect” qualifications), has had or is reasonably expected to have a Material Adverse Effect (as defined below). The representations and warranties in the Merger Agreement will not survive after the Effective Time.
The Merger Agreement contains representations and warranties by each of OTF and OTF II, subject to specified exceptions and qualifications, relating to, among other things:
•corporate organization, including incorporation, qualification and subsidiaries;
•capitalization;
•power and authority to execute, deliver and perform obligations under the Merger Agreement;
•the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, material contracts or other obligations;

•required government filings and consents;
•SEC reports and financial statements;
•internal controls and disclosure controls and procedures;
•broker’s fees;
•absence of certain changes and actions since December 31, 2023;
•compliance with applicable laws and permits;
•the accuracy and completeness of information supplied for inclusion in this joint proxy statement/prospectus and other governmental filings in connection with the merger;
•tax matters;
•absence of certain litigation, orders or investigations;
•employment and labor matters, including with respect to any employee benefit plans;
•material contracts and certain other types of contracts;
•insurance coverage;
•intellectual property matters;
•no real property ownership or leases;
•investment assets;
•state takeover laws;
•absence of appraisal rights;
•the value of certain investment assets; and
•receipt of the opinions of the financial advisors to the OTF Special Committee (in the case of OTF) and receipt of the opinions of the financial advisors to the OTF II Special Committee (in the case of OTF II).
The Merger Agreement contains representations and warranties by each of the Advisers, subject to specified exceptions and qualifications, relating to:
•organization, formation and qualification;
•power and authority to execute, deliver and perform obligations under the Merger Agreement;
•the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, material contracts or other obligations;
•compliance with applicable laws and permits;
•absence of certain litigation, orders or investigations;
•the value of investment assets owned by OTF II and OTF;
•the accuracy of information supplied or to be supplied by each of the OTF Adviser and OTF II Adviser for inclusion in this joint proxy statement/prospectus;

•the participation in the Mergers by OTF II and OTF and the impact of the Mergers on the existing shareholders of OTF II and OTF;
•the financial resources of each of the OTF Adviser and OTF II Adviser;
•the forbearances applicable to OTF II and OTF set forth in the Merger Agreement; and
•the representations and warranties made by OTF II and OTF in the Merger Agreement.
These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A to, this joint proxy statement/prospectus only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this joint proxy statement/prospectus.
For purposes of the Merger Agreement, “Material Adverse Effect” with respect to OTF, OTF II, OTF Adviser or OTF II Adviser, as applicable, means, any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (1) the business, operations, condition (financial or otherwise) or results of operations of such party and its subsidiaries, taken as a whole or (2) the ability of such party to timely perform its material obligations under the Merger Agreement or consummate the Mergers and the transactions contemplated thereby. None of the following events, developments, changes, effects or occurrences, among others, will constitute or be taken into account in determining whether a Material Adverse Effect has occurred or is reasonably expected to occur with respect to clause (1) in the immediately preceding sentence:
•changes in general economic, social or political conditions or financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God or pandemics (including the impact on economics generally and the results of any actions taken);
•by governmental entities in response thereto;
•general changes or developments in the industries in which such party and its consolidated subsidiaries operate, including general changes in law across such industries;
•the announcement of the Merger Agreement or the transactions contemplated thereby or the identities of the parties to the Merger Agreement; and
•any failure, in and of itself, to meet internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period.
The events, developments, changes, effects and occurrences set forth in the first two bullets in the immediately preceding paragraph will otherwise be taken into account in determining whether a Material Adverse Effect has occurred to the extent such events, developments, changes, effects or occurrences have a materially disproportionate adverse impact on such party and its subsidiaries taken as whole relative to other participants in the same industries in which such party conducts its businesses.
Conduct of Business Pending Completion of the Mergers
Each of OTF and OTF II has undertaken covenants that place restrictions on it and certain of its subsidiaries until the completion of the Mergers. In general, each of OTF and OTF II has agreed that before the completion of the Mergers, except as may be required by law, as expressly contemplated by the Merger Agreement, as previously disclosed in a public filing, as set forth in its disclosure schedules or with the prior written consent of the other parties to the Merger Agreement, it will, and will cause each of its consolidated subsidiaries to, conduct its business in the ordinary course of business, consistent with past practice and consistent with each of OTF’s and OTF II’s investment objectives and policies and publicly disclosed, respectively, and use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.
In addition, before the completion of the Mergers, each of OTF and OTF II has agreed that, except as may be required by law or as expressly contemplated by the Merger Agreement or as set forth in its disclosure schedules it will not, and will not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of OTF or OTF II, as applicable:
•other than pursuant to capital calls with respect to the OTF II Subscription Agreements, as applicable, or the dividend reinvestment plan issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities;
•(i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly and supplemental cash distributions consistent with past practices and its investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for it to maintain its qualification as a RIC or to avoid the imposition of any income or excise tax, (C) dividends payable by any of its direct or indirect wholly owned subsidiaries to OTF or OTF II, as applicable, or another direct or indirect wholly owned subsidiary or (D) in the case of OTF II, a final tax dividend for the period ending on the date the transactions contemplated by the Merger Agreement are consummated as required by law in order for OTF II to maintain is qualification as a RIC; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;
•sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for sales, transfers, leases, mortgages, encumbrances or other dispositions (i) in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure permitted indebtedness by it or any of its subsidiaries, which includes indebtedness incurred after execution of the Merger Agreement consistent with past practices of OTF or OTF II, as applicable, pursuant to the terms of such indebtedness;
•acquire or agree to acquire all or any portion of the assets, business or properties of any other person or entity, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with its investment objectives and policies as publicly disclosed;
•amend any of its governing documents or similar governing documents of any of its subsidiaries;
•implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by applicable law, U.S. GAAP, the SEC or applicable regulatory requirements;
•hire any employees or establish, become a party to or commit to adopt any employee benefit plan;
•take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Mergers or (ii) prevent the Mergers from qualifying as a “reorganization” under Section 368(a) of the Code;
•incur any indebtedness for borrowed money or guarantee any indebtedness of another person or entity, except for draw-downs with respect to previously disclosed financing arrangements existing as of the date of the Merger Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and other permitted indebtedness;

•make or agree to make any new capital expenditure, except for obligations to fund commitments to portfolio companies or investments in new portfolio companies, in each case, entered into in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed;
•file or amend any material tax return other than in the ordinary course of business, consistent with past practice and its investment objectives and policies as publicly disclosed; make, change or revoke any tax election; or settle or compromise any material tax liability or refund;
•take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause it to fail to qualify or not be subject to taxation as a RIC;
•enter into any new line of business (except for any new or existing portfolio companies in which it or any of its subsidiaries has made or will make a debt or equity investment that is in the ordinary course of business, consistent with its investment objectives and policies as publicly disclosed and is, would or should be reflected in the schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);
•other than in the ordinary course of business, consistent with its investment objectives and policies as publicly disclosed, enter into any material contract;
•other than in the ordinary course of business, consistent with its investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract;
•settle any proceeding against it, except for proceedings that (i) are settled in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received), (ii) would not impose any material restriction on the conduct of business of it or any of its subsidiaries or, after the Effective Time, OTF, the surviving company or any of their respective subsidiaries, and (iii) would not admit liability, guilt or fault;
•other than in the ordinary course of business, consistent with its investment objectives and policies as publicly disclosed, (i) pay, discharge or satisfy any indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of OTF or OTF II or their respective subsidiaries as in effect on the date of the Merger Agreement or other permitted indebtedness or (ii) cancel any material indebtedness;
•except as contemplated by the Merger Agreement, merge or consolidate OTF or OTF II, as applicable, or any of its subsidiaries with any person or entity or enter into any other similar extraordinary corporate transaction with any person or entity, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of it or any of its subsidiaries;
•enter into any new OTF II Subscription Agreements; or
•agree to take, make any commitment to take, or adopt any resolutions authorizing, any of the foregoing actions.
Additional Agreements
Further Assurances; Regulatory Matters
The Merger Agreement contains covenants relating to the preparation of this joint proxy statement/prospectus, the holding of the OTF Special Meeting and the OTF II Special Meeting, access to information of the other party, obtaining certain regulatory and third party consents, publicity, tax matters and takeover statutes and provisions. The Merger Agreement obligates the parties to cooperate with each other and use reasonable best efforts to take all actions, and to do all things necessary to obtain as promptly as practicable all permits of all governmental entities, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties that are necessary or advisable, to consummate the transactions (including the Mergers), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.
The parties are required to file any required applications, notices or other filings under the HSR Act as promptly as practicable. In connection with such filings, the parties are required to cooperate with one another, to keep the other party informed of any communications received from governmental entities and permit the other party to review such communications. The parties must consult with each other with respect to the obtaining of all other permits, consents, approvals and authorizations of all third parties and permits of all governmental entities necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Mergers), and each party must keep the other reasonably apprised of the status of matters relating to completion of the Mergers. The parties are not required to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the Mergers, other than the consent fees set forth in the disclosure schedules to the Merger Agreement.
Shareholder Approval
OTF II has agreed to hold the OTF II Special Meeting as promptly as practicable following the effectiveness of this joint proxy statement/prospectus for the purpose of obtaining the approval of OTF II Shareholders of the Merger Proposal. OTF II will be required to use its reasonable best efforts to obtain from OTF II Shareholders the vote required to approve the Merger Proposal, and such obligations will not be affected by the existence of any takeover proposals, unless an adverse recommendation change is made by OTF II.
Similarly, OTF has agreed to hold the OTF Special Meeting as promptly as practicable following the effectiveness of this joint proxy statement/prospectus for the purpose of obtaining the approval of OTF Shareholders of the OTF Charter Amendment Proposal. OTF will be required to use its reasonable best efforts to obtain from OTF Shareholders the vote required to approve the OTF Charter Amendment Proposal, and such obligations will not be affected by the existence of any takeover proposals, unless an adverse recommendation change is made by OTF.
Indemnification; Directors’ and Officers’ Insurance
OTF has agreed, to the fullest extent permitted under applicable law, to indemnify, defend and hold harmless, and advance expenses, to the present and former directors and officers of OTF II or any of its subsidiaries (collectively, the “D&O Indemnified Parties”) with respect to all acts or omissions in such capacities at any time prior to the Effective Time (including any matters arising in connection with the Merger Agreement or the transactions contemplated thereby), to the fullest extent permitted by applicable law. If an indemnified liability arises, (i) OTF has agreed to advance the applicable D&O Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred so long as such D&O Indemnified Party, or someone on his or her behalf, undertakes to repay such advanced expenses if he or she is ultimately determined to be not entitled to indemnification and (ii) OTF and the applicable D&O Indemnified Party will cooperate in the defense of such matter.
Unless OTF and OTF II otherwise agree, for a period of six years from and after the Effective Time (the “Tail Period”) OTF II’s existing directors and officers liability insurance (the “Current D&O Insurance”) in place as of the date of Effective Time shall be maintained in effect; provided, however, that during the Tail Period, (i) the Current D&O Insurance policy may be amended or replaced provided that the coverage amount is not less than an amount agreed to by OTF and OTF II, the terms and conditions are otherwise not materially less advantageous to the insureds and the directors and officers of OTF II continue to be covered under the policy in their capacity as directors and officers of OTF II; or (ii) the Current D&O Insurance may be terminated provided that prior to such termination, OTF shall cause the surviving company or its successor to obtain and fully pay the premium for a “tail” insurance policy for the extension of the current D&O insurance through the remainder of the Tail Period with coverage and amounts not less than an amount agreed to by OTF and OTF II, and terms and conditions that are otherwise not materially less advantageous to the insureds as, provided in the Current D&O Insurance.

No Solicitation
Each of OTF II and OTF has agreed to, and to cause its affiliates, subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions or negotiations with respect to, or that are intended to or could reasonably be expected to lead to, a “Takeover Proposal” (as described below) from a third party and not to directly or indirectly: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its shareholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Mergers or any other transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any third party (other than OTF, OTF II or their respective affiliates or representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any takeover statute to any Person (other than OTF, OTF II or their respective affiliates) or with respect to any transaction (other than the transactions) or (y) waiver or release under any standstill or any similar agreement with respect to equity securities of OTF II or OTF. Each of OTF II and OTF shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the third party (or group of third parties) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by OTF II or OTF or their respective representatives in connection with any of the foregoing, and the identity of the third party (or group of third parties) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of OTF II and OTF agrees that it shall keep the other party informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by OTF II or OTF and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry, unless failure to grant such waiver or release would be inconsistent with fiduciary standards applicable to the directors of OTF II or OTF, as applicable, under applicable law; provided, however, that notwithstanding the foregoing, each party (A) may inform third parties of the provisions contained in such non-solicitation provision and (B) shall be permitted to grant a waiver of or terminate any “standstill” or similar obligation of any third party with respect to equity securities of OTF or OTF II, as applicable, in order to allow such third party to confidentially submit a Takeover Proposal.
Takeover Proposals
OTF II Recommendation
If, on or after the date of the Merger Agreement and at any time prior to the OTF II Special Meeting: (i) OTF II receives a bona fide unsolicited Takeover Proposal; (ii) the OTF II Special Committee shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor, that (x) failure to consider such Takeover Proposal would be inconsistent with fiduciary standards applicable to the directors of OTF II under applicable law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “OTF II Superior Proposal”; and (iii) OTF II gives OTF written notice of its intention to engage in negotiations or discussions with the third party making such Takeover Proposal at least two (2) business days before engaging in such negotiations or discussions (with such prior written notice specifying the identity of the third-party making such Takeover Proposal, the terms and conditions of such Takeover Proposal and OTF II’s intention to furnish information to, or participate in discussions or negotiations with, the third party making such

Takeover Proposal), then OTF II may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied, including providing notice to OTF within twenty-four (24) hours after determining that a Takeover Proposal constitutes an OTF II Superior Proposal.
In addition, if the OTF II Board shall have determined, after consultation with its outside legal counsel, that continued recommendation of the Merger Proposal to OTF II Shareholders would be inconsistent with fiduciary standards applicable to the directors of OTF II under applicable law as a result of an OTF II Superior Proposal, OTF II may (A) withdraw or qualify (or modify or amend in a manner adverse to OTF), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to OTF), the approval, adoption, recommendation or declaration of advisability by the OTF II Board of the Merger Proposal, including the recommendation of the OTF II Board that OTF II Shareholders approve the Merger Proposal (the “OTF II Recommendation”), and (B) take any action or make any statement, filing or release, in connection with the OTF II Special Meeting or otherwise, inconsistent with the OTF II Recommendation (any action described in clause (A) and (B) referred to collectively with any takeover approval as a “OTF II Adverse Recommendation Change”). OTF II may terminate the Merger Agreement and enter into an agreement with a third party who makes an OTF II Superior Proposal, subject to negotiating in good faith to amend the Merger Agreement so that the OTF II Superior Proposal is no longer deemed an OTF II Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement shall prohibit or restrict the OTF II Board from withdrawing or qualifying or publicly propose to withdraw or qualify the approval, adoption, recommendation or declaration of the Merger Proposal in response to an Intervening Event (as defined below), subject to the procedures set forth in the Merger Agreement.
OTF Recommendation
If on or after the date of the Merger Agreement and at any time prior to the OTF Special Meeting, (i) OTF receives a bona fide unsolicited Takeover Proposal; (ii) the OTF Special Committee have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor, that (x) failure to consider such Takeover Proposal would be inconsistent with fiduciary standards applicable to the directors of OTF under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in an “OTF Superior Proposal”; and (iii) OTF gives OTF II written notice of its intention to engage in negotiations or discussions with the third party making such Takeover Proposal at least two (2) business days before engaging in such negotiation or discussions (with such prior written notice specifying the identity of the third party making such Takeover Proposal, the terms and conditions of such Takeover Proposal and OTF’s intention to furnish information to, or participate in discussions or negotiations with, the third party making such Takeover Proposal), then OTF may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied, including providing notice to OTF II within twenty-four (24) hours after determining that a Takeover Proposal constitutes an OTF Superior Proposal.
In addition, if the OTF Board shall have determined, after consultation with its outside legal counsel, that continued recommendation of the approval of the OTF Charter Amendment Proposal to OTF Shareholders would be inconsistent with fiduciary standards applicable to the directors of OTF under applicable law as a result of an OTF Superior Proposal, OTF may (A) withdraw or qualify (or modify or amend in a manner adverse to OTF II), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to OTF II), the approval, adoption, recommendation or declaration of advisability by the OTF Board of the OTF Charter Amendment Proposal, including the recommendation of the OTF Board that OTF Shareholders approve the OTF Charter Amendment Proposal (the “OTF Recommendation”), and (B) take any action or make any statement, filing or release, in connection with the OTF Special Meeting or otherwise, inconsistent with the OTF Recommendation (any action described in clause (A) and (B) referred to collectively with any takeover approval as an “OTF Adverse Recommendation Change”). OTF may terminate the Merger Agreement and enter into an agreement with a third party who makes an OTF Superior Proposal, subject to negotiating in good faith to amend the Merger Agreement so that the OTF Superior Proposal is no longer deemed an OTF Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement shall prohibit or restrict the OTF Board from withdrawing or qualifying or publicly propose to withdraw or qualify the approval, adoption, recommendation or declaration of the OTF Charter Amendment Proposal in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.

Other than as described above, neither OTF nor the OTF Board may make any OTF Adverse Recommendation Change, and no OTF Adverse Recommendation Change will change the approval of Mergers, including in any respect that would have the effect of causing any takeover statute or similar statute to be applicable to the transactions contemplated by the Merger Agreement.
Related Definitions
For purposes of the Merger Agreement:
•“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than OTF or OTF II or any of their respective affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving OTF II or OTF, as applicable, or any of such party’s respective subsidiaries, as applicable, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of OTF II or OTF, as applicable, and such party’s respective subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, OTF II or in any of OTF II’s subsidiaries or, OTF or in any of OTF’s subsidiaries, as applicable, in each case other than the Mergers and the other transactions.
•“OTF II Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, OTF II or any of its subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of OTF II or more than 75% of the assets of OTF II on a consolidated basis (a) on terms which the OTF II Board (upon the recommendation of the OTF II Special Committee) determines in good faith to be superior for OTF II Shareholders (in their capacity as shareholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by OTF), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the OTF II Board (upon the recommendation of the OTF II Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
•“OTF Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, OTF or any of its subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of OTF or more than 75% of the assets of OTF on a consolidated basis (a) on terms which the OTF Board (upon the recommendation of the OTF Special Committee) determines in good faith to be superior for OTF Shareholders (in their capacity as shareholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by OTF II), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by OTF Board (upon the recommendation of the OTF Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
•“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date of the Merger Agreement that is material to, as applicable, OTF and its subsidiaries, taken as a whole, or OTF II and its subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, any member of the party’s board of directors, as of or prior to the date hereof and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, the Merger Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) changes in general economic, social or political conditions or the financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God or pandemics (including the impact on economies generally and the results of any actions taken by governmental entities in response thereto); and (c) general changes or developments in the industries in which the applicable party and its subsidiaries operate, including general changes in law after the date hereof across such industries; provided, however, that the exceptions in clause (c) shall not apply to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses.
Other than as described herein, neither OTF II nor the OTF II Board may make any OTF II Adverse Recommendation Change, and no OTF II Adverse Recommendation Change will change the approval of the Merger Proposal or any other approval of the OTF II Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the Merger Agreement.
Access to Information
Upon reasonable notice, except as may otherwise be restricted by applicable law, each of OTF II and OTF will, and will cause its subsidiaries, to afford to the directors, officers, accountants, counsel, advisors and other representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, contracts, and records and, during such period, such party will, and will cause its subsidiaries to, make available to the other party (including via the SEC’s Electronic Data Gathering, Analysis and Retrieval (EDGAR) system) all other information concerning its business and properties as the other party may reasonably request.
Publicity
OTF II and OTF each shall consult with the other before issuing or causing the publication of any press release or other public announcement with respect to the transactions contemplated by the Merger Agreement, except as may be required by applicable law, or to the extent that such press release or other public announcement related to any OTF II Adverse Recommendation Change or OTF Adverse Recommendation Change is made in accordance with the Merger Agreement and, to the extent such press release or disclosure is issued or made, OTF or OTF II, as applicable, shall have used commercially reasonable efforts to advise the other party of, and consult with the other party regarding, the text of such press release or other public announcement.
Takeover Statutes and Provisions
Neither OTF nor OTF II will take any action that would cause the transactions contemplated by the Merger Agreement to be subject to the requirements imposed by any takeover statute, and each of OTF and OTF II shall take all necessary steps within its control to exempt (or to ensure the continued exemption of) such transactions from, or if necessary, challenge the validity or applicability of any applicable takeover statute, as now or hereafter in effect.
Tax Matters
OTF and OTF II shall each obtain an opinion from Eversheds Sutherland, as counsel to OTF and to OTF II, generally to the effect that the Mergers will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code.

Shareholder Litigation
The parties to the Merger Agreement shall reasonably cooperate and consult with one another in connection with defense and settlement of any proceeding by OTF II Shareholders or OTF Shareholders against any of them or any of their respective directors, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby, and each of OTF II and OTF shall keep the other party reasonably informed of any material developments in connections with any such proceeding brought by its shareholders and shall not settle any such proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).
Section 16 Matters
Prior to the Effective Time, the board of directors of each of OTF and OTF II shall take all such steps as may be required to cause any dispositions of OTF II Common Stock (including derivative securities with respect to OTF II Common Stock) or acquisitions of OTF Common Stock (including derivative securities with respect to OTF Common Stock) resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) for the Exchange Act with respect to OTF II or will become subject to such reporting requirements with respect to OTF, in each case, to be exempt pursuant to Rule 16b-3.
No Other Representations or Warranties
The parties acknowledge and agree that except for the representations contained in the Merger Agreement, none of, OTF II, OTF, any of OTF II’s or OTF’s subsidiaries, OTF II Adviser or OTF Adviser or any other person acting on behalf of the foregoing makes any representation or warranty, express or implied.
Termination of OTF II Agreements
Immediately after the occurrence of the Effective Time and prior to the Second Merger, the OTF II Investment Advisory Agreement and the OTF II Administration Agreement shall be automatically terminated and of no further force and effect. As a result, under the OTF II Investment Advisory Agreement, OTF II would pay to OTF II Adviser an incentive fee as calculated in accordance with the OTF II Investment Advisory Agreement. The Mergers result in the effective sale of OTF II and all of its assets and liabilities to OTF and the Merger Agreement provides for the termination of the OTF II Investment Advisory Agreement, which would require a final calculation of the incentive fee as of the Termination Date. The final calculation of the incentive fee will treat all of OTF II’s investments as being sold at their respective fair values on the date immediately preceding the closing of the Mergers. Assuming the Mergers had been completed on September 30, 2024, there were $2.4 million of incentive fees payable to OTF II Adviser pursuant to the OTF II Investment Advisory Agreement upon its termination immediately following the closing of the Mergers.
Coordination of Dividends
Each of OTF and OTF II shall coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its shareholders declared in accordance with the Merger Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither OTF nor OTF II shall authorize or declare any dividend or distributions to shareholders after the Determination Date at any time on or before the Closing Date; provided, however, that the foregoing shall not prohibit either OTF or OTF II from authorizing, declaring or paying any dividend or distribution to its shareholders solely payable in cash in accordance with the Merger Agreement to the extent such dividend or distribution is take into account in determining the OTF II NAV and/or the OTF NAV, as applicable, in each case as of the Determination Date, including a tax dividend.

Conditions to Closing the Mergers
Conditions to Each Party’s Obligations to Effect the Mergers
The obligations of OTF and OTF II to complete the Mergers are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:
•the required approvals of OTF II Shareholders and OTF Shareholders, including, with respect to OTF, the OTF Charter Amendment Proposal, and, with respect to OTF II, the Merger Proposal, are obtained at their respective shareholder meetings;
•the registration statement, of which this joint proxy statement/prospectus forms a part, has become effective under the Securities Act and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC, and any necessary state securities or “blue sky” authorizations have been received;
•no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other transactions contemplated thereby is in effect;
•all regulatory approvals required by applicable law to consummate the transactions contemplated by the Merger Agreement, including the Mergers, have been obtained and remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act);
•no proceeding by any governmental entity of competent jurisdiction is pending that challenges the Mergers or any of the other transactions contemplated by the Merger Agreement or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other transactions contemplated by the Merger Agreement;
•the determination of the OTF II Per Share NAV and the OTF Per Share NAV, in each case as of the Determination Date, have been completed in accordance with the Merger Agreement.
Conditions to Obligations of OTF and Merger Sub to Effect the Mergers
The obligations of OTF and Merger Sub to effect the Mergers are also subject to the satisfaction, or waiver by OTF, at or prior to the Effective Time, of the following conditions:
•the representations and warranties of OTF II, pertaining to
◦the authorized and outstanding capital stock of OTF II are true and correct in all respects as of the date of the Merger Agreement and the Closing Date other than for de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);
◦absence of events reasonably expected to have a Material Adverse Effect with respect to OTF II is true and correct in all respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);
◦authority, no violation, brokers, state takeover laws and appraisal rights, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and
◦all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or Material Adverse Effect qualifications stated therein, as of the date of the Merger

Agreement date and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of OTF II are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to OTF II;
•OTF II has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time, and OTF has received a certificate signed on behalf of OTF II by the Chief Executive Officer or the Chief Financial Officer of OTF II to such effect;
•the representations and warranties of OTF II Adviser contained in the Merger Agreement are true and correct, without giving effect to any materiality or Material Adverse Effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided, that this condition shall be deemed satisfied even if any such representations and warranties of OTF II Adviser are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to OTF II;
•since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of OTF II;
•OTF has received the opinion of its counsel substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Initial Merger and Second Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of OTF II and OTF, in form and substance as set forth in the Merger Agreement. If counsel for OTF will not render such an opinion, another counsel reasonably acceptable to OTF may render such opinion to OTF in form and substance reasonably satisfactory to OTF; and
•OTF has received from OTF II a complete, correct and executed Internal Revenue Service Form W-9.
Conditions to Obligations of OTF II to Effect the Mergers
The obligation of OTF II to effect the Mergers is also subject to the satisfaction, or waiver by OTF, at or prior to the Effective Time, of the following conditions:
•the representations and warranties of OTF and Merger Sub, pertaining to:
◦the authorized and outstanding capital stock of OTF are true and correct in all respects as of the date of the Merger Agreement and the Closing Date other than for de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);
◦absence of events reasonably expected to have a Material Adverse Effect with respect to OTF is true and correct in all respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);
◦authority, no violation and brokers, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and
◦all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or Material Adverse Effect qualifications stated therein, as of the date of the Merger Agreement date and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided that this condition shall be deemed satisfied even if any such representations and warranties of OTF are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to OTF;
•each of OTF and Merger Sub has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time, and OTF II has received a certificate signed on behalf of OTF and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of OTF to such effect;
•the representations and warranties of OTF Adviser contained in the Merger Agreement are true and correct, without giving effect to any materiality or Material Adverse Effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided, that this condition shall be deemed satisfied even if any such representations and warranties of OTF are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to OTF;
•since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of OTF;
•OTF II has received the opinion of its counsel substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Initial Merger and Second Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of OTF II and OTF, in form and substance as set forth in the Merger Agreement. If counsel for OTF II will not render such an opinion, another counsel reasonably acceptable to OTF II may render such opinion in form and substance reasonably satisfactory to OTF II; and
•OTF II has received from OTF a complete, correct, and executed Internal Revenue Service Form W-9.
Frustration of Closing Conditions
No party to the Merger Agreement may rely on the failure of any condition applicable to the other party to be satisfied to excuse performance by such party of its obligations under the Merger Agreement if such failure was caused by such party’s failure to act in good faith or use its commercially reasonable efforts to consummate the Mergers and the transactions contemplated thereby.

Termination of the Merger Agreement
Right to Terminate
The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the OTF II Requisite Vote has been obtained or the OTF Requisite Vote has been obtained:
•by mutual consent of OTF II and OTF, in a written instrument authorized by each of the OTF II Board (upon the recommendation of the OTF II Special Committee), and the OTF Board (upon the recommendation of the OTF Special Committee);
•by either OTF II (upon the recommendation of the OTF II Special Committee) or OTF (upon the recommendation of the OTF Special Committee), if:
◦any governmental entity takes any final and non-appealable action that permanently restrains, enjoins or prohibits the transactions contemplated by the Merger Agreement;
◦the Mergers have not been consummated on or before November 12, 2025 (the “Termination Date”), provided that the right to terminate the Merger Agreement on this basis shall not be available to any party whose failure to fulfill in any material respect any of its obligations under the Merger Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date;
◦the requisite OTF II Shareholder approval of the Merger Proposal, is not obtained; or
◦the requisite OTF Shareholder approval of the OTF Charter Amendment Proposal, is not obtained;
provided, however, that the right to terminate the Merger Agreement pursuant to any of the foregoing will not be available to any party that has breached in any material respect its obligations in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the Merger Agreement.
•by OTF II (acting upon recommendation of the OTF II Special Committee), if:
◦OTF or Merger Sub breaches or fails to perform any of their respective representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of certain OTF II closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by OTF II to OTF (provided that OTF II is not then in material breach so as to result in the failure of an OTF closing condition);
◦prior to obtaining approval of the OTF Charter Amendment Proposal (A) an OTF Adverse Recommendation Change occurs and/or OTF adopts, approves or recommends an OTF Takeover Proposal (or publicly proposes to do any of the foregoing), (B) the OTF Board fails to recommend that OTF Shareholders vote in favor of the OTF Charter Amendment Proposal, (C) a Takeover Proposal is publicly announced and OTF fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the OTF Board that OTF Shareholders vote in favor of the OTF Charter Amendment Proposal or (D) a tender or exchange offer relating to any shares of OTF Common Stock has been commenced by a third party and OTF did not send to OTF Shareholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the OTF Board recommends rejection of such tender or exchange offer (the events described in this paragraph, an “Adverse OTF Termination Event”);
◦OTF breaches, in any material respect, its no solicitation obligations relating to the solicitation and administration of Takeover Proposals from third parties;
◦prior to obtaining approval of the Merger Proposal by OTF II Shareholders, (A) OTF II is not in material breach of any of the terms of the Merger Agreement and (B) the OTF II Board, including a majority of the OTF II Independent Directors, properly authorizes OTF II to enter into, and OTF II enters into, a definitive contract with respect to an OTF II Superior Proposal; or
◦a Material Adverse Effect occurs in respect of OTF;
•by OTF (acting upon the recommendation of the OTF Special Committee), if:
◦OTF II breaches or fails to perform any of its representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of OTF closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by OTF to OTF II (provided that OTF is not then in material breach so as to result in the failure of an OTF II closing condition);
◦prior to obtaining approval of the Merger Proposal by OTF II Shareholders (A) an OTF II Adverse Recommendation Change occurs and/or OTF II adopts, approves or recommends an OTF II Takeover Proposal, (B) OTF II fails to recommend that OTF II Shareholders vote in favor of the Merger Proposal, including the Mergers, (C) a Takeover Proposal is publicly announced and OTF II fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the OTF II Board that OTF II Shareholders vote in favor of the Merger Proposal, including the Mergers or (D) a tender or exchange offer relating to any shares of OTF II Common Stock has been commenced by a third party and OTF II did not send to OTF II Shareholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the OTF II Board recommends rejection of such tender or exchange offer (the events described in this paragraph, an “Adverse OTF II Termination Event”);
◦OTF II breaches, in any material respect, its no solicitation obligations relating to the solicitation and administration of Takeover Proposals from third parties;
◦prior to obtaining approval of the OTF Charter Amendment Proposal by OTF Shareholders, (A) OTF is not in material breach of any of the terms of the Merger Agreement and (B) the OTF Board, including a majority of the OTF Independent Directors, properly authorizes OTF to enter into, and OTF enters into, a definitive contract with respect to an OTF Superior Proposal; or
◦a Material Adverse Effect occurs in respect of OTF II.
Effect of Termination
If the Merger Agreement is terminated, it will become void and have no effect, and there will be no liability on the part of OTF, Merger Sub, OTF II, or their respective affiliates or subsidiaries or any of their respective directors or officers, except that (1) OTF and OTF II will remain liable to each other for any damages incurred arising out of any willful or intentional breach of the Merger Agreement or a failure or refusal by a party to consummate the Mergers when such party was obligated to do so in accordance with the terms of the Merger Agreement and (2) certain designated provisions of the Merger Agreement will survive the termination.
Amendment of the Merger Agreement
The Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after the OTF II Requisite Vote or the OTF Requisite Vote has been obtained; provided, however, that after the OTF II Requisite Vote or the OTF Requisite Vote has been obtained, there may not be, without further approval of such shareholders, any amendment of the Merger Agreement that requires such further approval under applicable law. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties (acting upon the recommendation of the OTF II Special Committee, in the case of OTF II, or the OTF Special Committee, in the case of OTF).

Expenses and Fees
In general, all fees and expenses incurred in connection with the Mergers, the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated. Notwithstanding the foregoing, (i) costs and expenses of printing and mailing this joint proxy statement/prospectus and all filing and other fees paid to the SEC in connection with the Mergers, (ii) all filing and other fees in connection with any filing under the HSR Act and (iii) fees and expenses for legal services to OTF II, OTF and Merger Sub in connection with the Merger Agreement and the transactions contemplated thereby, will, in each case, be borne equally by OTF and OTF II.
Solely in the event the Mergers are consummated, OTF Adviser will reimburse each of OTF and OTF II for 50% of all fees and expenses incurred and payable by OTF II or on its behalf, on the one hand, or OTF or on its behalf, on the other hand, in connection with or related to the Mergers and the Merger Agreement (including all documented fees and expenses of counsel, accountants, experts and consultants to OTF II or the OTF II Special Committee, on the one hand, or OTF or the OTF Special Committee, on the other hand) with the amount reimbursed by OTF Adviser to be allocated among OTF and OTF II in a mutually agreeable manner; provided, however, that the aggregated amount of such fees and expenses reimbursed by OTF Adviser shall not exceed $4.75 million.
Other Considerations Related to the Merger Agreement
Dividends
Prior to the Effective Time, subject to the approval of the OTF II Board, OTF II will declare a dividend to OTF II Shareholders equal to any undistributed net investment company taxable income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Mergers, estimated to be remaining as of the closing of Mergers (the “Special Dividend”). As of September 30, 2024, OTF II shareholders would receive an estimated $0.31 per share of additional undistributed income.

ACCOUNTING TREATMENT OF THE MERGERS
Management of each of OTF and OTF II has determined that the Mergers will be accounted for as an asset acquisition in accordance with ASC 805-50, Business Combinations-Related Issues with OTF as the accounting survivor. We refer to the method of accounting required under ASC 805-50 as “purchase accounting” or “asset acquisition accounting.” Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s books. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on either the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measurable.
The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash or financial assets) and does not give rise to goodwill. To the extent that the consideration paid to OTF II Shareholders does not approximate the relative fair values of the net identifiable assets of OTF II acquired other than “non-qualifying” assets, any such premium (or discount) paid by OTF will be further allocated to the cost of the OTF II assets and liabilities acquired by OTF pro-rata to their relative fair value, other than “non-qualifying” assets. As OTF II does not have any “qualifying” assets, the premium (or discount) must be allocated to “non-qualifying” assets, which are OTF II’s investments in loans and equity securities. Immediately following the closing of the Mergers, OTF, as the surviving company, is required to record its assets at their respective fair values and, as a result, the purchase premium (or discount) allocated to the cost basis of the OTF II assets acquired would immediately be recognized as unrealized loss (or gain) on the financial statements of OTF.
The final allocation of the purchase price will be determined after the Mergers are completed and after completion of a final analysis to determine the estimated relative fair values of OTF II’s assets and liabilities and the fair value of the total consideration to be paid in conjunction with the Mergers. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of OTF II as compared to the information shown in this joint proxy statement/prospectus may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this joint proxy statement/prospectus.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax consequences of the Mergers, including an investment in shares of OTF Common Stock to an OTF Shareholder. This summary does not purport to be a complete description of the income tax consequences of the Mergers applicable to an investment in shares of OTF Common Stock. For example, OTF has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings for tax purposes, pension plans and trusts, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar, and financial institutions. This summary assumes that investors hold OTF Common Stock as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of the filing of this joint proxy statement/prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. For purposes of this discussion, references to “dividends” are to dividends within the meaning of the U.S. federal income tax laws and associated regulations, and may include amounts subject to treatment as a return of capital under Section 19(a) of the 1940 Act.
OTF has not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Mergers or any related transactions. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if OTF invested in tax-exempt securities or certain other investment assets. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Mergers to you, as applicable, including the applicability and effect of any state, local or non-U.S. laws and the effect of possible changes in applicable tax laws.
For purposes of the discussion herein, a “U.S. shareholder” is a beneficial owner of shares of OTF Common Stock who is for U.S. federal income tax purposes:
•a citizen or individual resident of the United States;
•a corporation or other entity treated as a corporation, created or organized in or under the laws of the United States or any political subdivision thereof;
•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.
A “Non-U.S. shareholder” is a beneficial owner of shares of OTF Common Stock that is neither a U.S. shareholder, nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes).
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of OTF Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding shares of OTF Common Stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of OTF Common Stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in shares of OTF Common Stock will depend on the facts of his, her or its particular situation. OTF II Shareholders should consult their own tax advisers regarding the specific consequences of the Mergers, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Material U.S. Federal Income Tax Consequences of the Merger
Tax Consequences if the Mergers Qualify as a Reorganization
The obligation of each of OTF and OTF II to consummate the Mergers is contingent upon each of OTF’s and OTF II’s receipt of an opinion from Eversheds Sutherland, counsel to OTF and OTF II, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code.
If the Mergers qualify as a reorganization, then generally for U.S. federal income tax purposes:
•no gain or loss will be recognized by OTF upon receipt of OTF II’s assets in exchange for OTF Common Stock and the assumption by OTF of the liabilities of OTF II;
•OTF’s tax basis in the assets of OTF II transferred to OTF in the Mergers will be the same as OTF II’s tax basis in the assets immediately prior to the transfer;
•OTF’s holding periods for the assets of OTF II will include the periods during which such assets were held by OTF II;
•no gain or loss will be recognized by OTF II upon the transfer of OTF II’s assets to OTF in exchange for OTF Common Stock and the assumption by OTF of the liabilities of OTF II or upon the deemed distribution of OTF Common Stock by OTF II to OTF II Shareholders;
•no gain or loss will be recognized by OTF II Shareholders upon the exchange of their OTF II Common Stock for OTF Common Stock, except with respect to cash received instead of a fractional share interest as discussed below;
•the adjusted tax basis of OTF Common Stock an OTF II Shareholder receives in connection with the Mergers will be the same as the adjusted tax basis of the OTF II Shareholder’s OTF II Common Stock exchanged therefor, reduced by any adjusted tax basis that is properly allocable to any fractional share interest of OTF Common Stock that is redeemed for cash, as discussed below;
•an OTF II Shareholder’s holding period for its OTF Common Stock received in the Mergers will include the period for which the OTF II Shareholder held the OTF II Common Stock exchanged therefor; and
•OTF will succeed to, and take into account the items of OTF II described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code and the U.S. Treasury regulations thereunder.
The tax opinions described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by OTF and OTF II.
Cash in lieu of a Fractional Share
If an OTF II Shareholder receives cash instead of a fractional share of OTF Common Stock,such OTF II Shareholder will be treated as having received the fractional share of OTF Common Stock pursuant to the Mergers and then as having sold that fractional share of OTF Common Stock for cash. As a result, each such OTF II Shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the adjusted tax basis in his, her or its fractional share of OTF Common Stock. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the Effective Time, the holding period for the shares (including the holding period of OTF II Common Stock surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations. U.S. federal backup withholding tax may be imposed on any cash received instead of a fractional share interest.

Utilization of Loss Carryforwards and Unrealized Losses
A RIC cannot carry forward or carry back any net operating losses for U.S. federal income tax purposes. Accordingly, OTF cannot use any net operating losses inherited from OTF II in the Mergers, if any.
As a result of the Mergers, OTF may be limited (i) in its ability to use OTF II’s loss carryforwards (if any), including capital loss carryforwards, and (ii) potentially in its ability to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. There may also be limitations on the ability of OTF II’s taxable subsidiaries to use their net operating loss carryforwards, if any. These potential limitations generally would be imposed on an annual basis. Capital losses and net operating losses in excess of the limitations may be carried forward indefinitely.
Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Mergers, only that percentage of OTF’s capital gain net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Mergers can be reduced by OTF II’s capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).
Distribution of Income and Gains
OTF II’s tax year is expected to end as a result of the Mergers. OTF II generally will be required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment company taxable income (generally, its net ordinary income plus the excess of realized net short-term capital gains over realized net long term capital losses and determined without regard to any deduction for dividends paid) and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Mergers, in order to maintain OTF II’s treatment as a RIC during its tax year ending with the date of the Mergers and in doing so, OTF II will not be subject to U.S. federal income tax if all such investment company taxable income and net realized capital gain is distributed.
Moreover, if OTF has net investment company taxable income or net realized capital gain, but has not distributed such income or gain prior to the Mergers and you acquire shares of OTF Common Stock in the Mergers, a portion of your subsequent distributions from OTF may, in effect, be a taxable return of part of your investment.
U.S. Federal Income Taxation of an Investment in OTF Common Stock
The following discussion summarizes the U.S. federal income taxation of an investment in OTF Common Stock. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation.
Taxation as a RIC
OTF has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, OTF generally will not be subject to U.S. federal income tax on any net ordinary income or capital gains that it timely distributes each tax year to its shareholders as dividends for U.S. federal income tax purposes. To qualify as a RIC, OTF must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, OTF must distribute to its shareholders, for each taxable year, dividends for U.S. federal income tax purposes of an amount at least equal to 90% of its investment company taxable income, which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long term capital losses and determined without regard to any deduction for dividends paid (the “Annual Distribution Requirement”).
In addition, OTF will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes amounts treated as dividends for U.S. federal income tax purposes in a timely manner to its shareholders of an amount at least equal to the sum of (1) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income, which is the excess of capital gains in excess of capital losses (“capital gain net income”) (as adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which it did not incur any U.S. federal income tax (the “excise tax distribution requirement”). Any distribution treated as dividends for U.S. federal income tax purposes declared by OTF during October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by OTF, as well as received by its shareholders, on December 31 of the calendar year in which the distribution was declared.
OTF has previously incurred, and may incur in the future, such excise tax on a portion of its income and capital gains. While OTF intends to distribute income and capital gains to minimize exposure to the 4% excise tax, it may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, OTF generally will be liable for the excise tax only on the amount by which it does not meet the excise tax distribution requirement. Under certain circumstances, however, OTF may, in its sole discretion, determine that it is in OTF’s best interests to retain a portion of its income or capital gains rather than distribute such amount as dividends and accordingly cause OTF to bear the excise tax burden associated therewith.
In order to qualify as a RIC for U.S. federal income tax purposes, OTF must, in addition to satisfying the Annual Distribution Requirement and among other things:
•qualify to be treated as a BDC under the 1940 Act at all times during each tax year;
•derive in each tax year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) or other income derived with respect to its business of investing in such stock or other securities, or the “90% Income Test”; and
•diversify its holdings so that at the end of each quarter of the tax year:
◦at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of OTF’s assets or more than 10% of the outstanding voting securities of such issuer; and
◦no more than 25% of the value of its assets is invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than the securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses or (iii) the securities of certain “qualified publicly traded partnerships” (the requirements of this bullet and the bullet immediately above it are referred to herein as the “Diversification Tests”).
OTF may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if OTF holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind (“PIK”) interest or, in certain cases, increasing interest rates or issued with warrants), OTF must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same taxable year. OTF may also have to include in income other amounts that it has not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan.
To the extent any original issue discount or other amounts accrued are included in its investment company taxable income for the year of accrual, OTF may be required to make a distribution to its shareholders in order to satisfy the Annual Distribution Requirement, even though it will not have received the corresponding cash amount.
Although OTF does not presently expect to do so, OTF is authorized to borrow funds, to sell assets and to make taxable distributions of its stock and debt securities in order to satisfy the distribution requirements. OTF’s ability to dispose of assets to meet its distribution requirements may be limited by (i) the illiquid nature of its portfolio and/or

(ii) other requirements relating to its status as a RIC, including the Diversification Tests. If OTF disposes of assets in order to meet the Annual Distribution Requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous. If OTF is unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, it may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.
Under the 1940 Act, OTF is not permitted to make distributions to its shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If OTF is prohibited from making distributions, it may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.
Certain of OTF’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause OTF to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) generate income that will not be qualifying income for purposes of the 90% Income Test, described above. OTF will monitor its transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.
A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If its expenses in a given year exceed its investment company taxable income, OTF would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain.
Investment income received from sources within foreign countries or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty may exceed 35%. The United States has entered into tax treaties with many foreign countries that may entitle OTF to a reduced rate of, or exemption from, withholding tax on investment income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of OTF’s assets to be invested within various countries is not now known. OTF does not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.
If OTF purchases shares in a passive foreign investment company, or “PFIC”, OTF may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if OTF makes a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by OTF to its shareholders. If OTF invests in a PFIC and elects to treat the PFIC as a qualified electing fund under the Code, or “QEF”, in lieu of the foregoing requirements, OTF will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to OTF. Alternatively, OTF may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, OTF will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, OTF may be required to recognize in a year income in excess of OTF’s distributions from PFICs and OTF’s proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. OTF intends to limit and/or manage its holdings in PFICs to minimize its liability for any taxes and related interest charges.
If OTF holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC,” OTF may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of certain of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% or more of the total value of all classes of shares of a corporation. If OTF is treated as receiving a deemed distribution from a CFC, OTF will be required to include such distribution in its investment company taxable income regardless of whether OTF receives any actual distributions from such CFC, and such income will be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax.
Income inclusions from a QEF or a CFC will be “good income” for purposes of the 90% Income Test, provided that they are derived in connection with OTF’s business of investing in stocks and securities or the QEF or the CFC distributes such income to OTF in the same taxable year to which the income is included in OTF’s income.
Foreign exchange gains and losses realized by OTF in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to its shareholders. Any such transactions that are not directly related to its investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.
A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While OTF anticipates that it will constitute a publicly offered RIC, there can be no assurance that it will in fact so qualify for any of its taxable years. If OTF is not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from OTF in the amount of such U.S. shareholder’s allocable share of the base management fee and incentive fees paid by OTF and certain of OTF’s other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. Individuals are not allowed to take miscellaneous itemized deductions for the 2018 through 2025 tax years, such deductions are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code.
In accordance with certain applicable Treasury regulations and guidance published by the IRS, a RIC that is publicly offered may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all shareholders must be at least 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, the cash available for distribution must be allocated among shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any shareholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. OTF has no current intention of paying dividends in shares of its stock in accordance with these Treasury regulations or published guidance.
If OTF fails to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, OTF would be subject to U.S. federal income tax on all of its taxable income (including its net capital gains) imposed at regular corporate rates. OTF would not be able to deduct distributions to its shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to its shareholders as ordinary dividend income to the extent of its current and accumulated earnings and profits. Subject to certain holding period and other limitations under the Code, OTF’s corporate shareholders would be eligible to claim a dividends received deduction with respect to such dividend and its non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of its current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, OTF would be required to distribute all of its previously undistributed earnings attributable to the period OTF failed to qualify as a RIC by the end of the first year that OTF intends to requalify as a RIC. If OTF fails to requalify as a RIC for a period greater than two taxable years, OTF may be subject to U.S. federal income tax imposed at regular corporate rates on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if OTF had been liquidated) that OTF elects to recognize on requalification or when recognized over the next five years.
The remainder of this discussion assumes that OTF maintains its qualification as a RIC and has satisfied the Annual Distribution Requirement.
Taxation of U.S. Shareholders
This subsection applies to U.S. shareholders, only. If you are not a U.S. shareholder, this subsection does not apply to you and you should refer to “-Taxation of Non-U.S. Shareholders” below.
Distributions by OTF generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of OTF’s investment company taxable income (which is generally its net ordinary income plus net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of its current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of OTF Common Stock. To the extent such distributions paid by OTF to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for reduced rates of U.S. federal tax, depending on whether the individual shareholder’s income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions generally will be eligible for the corporate dividends-received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by OTF will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate shareholders as well as will not be eligible for the corporate dividends-received deduction. Distributions of OTF’s net capital gain properly designated by OTF as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains regardless of the U.S. shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. In the case of a U.S. shareholder that is an individual, trust, or estate, net capital gain is currently subject to reduced rates of U.S. federal income tax (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts). Distributions in excess of OTF’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.
Shareholders receiving dividends or distributions in the form of additional shares of OTF Common Stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have an adjusted tax basis in the shares received equal to such amount. Shareholders receiving dividends in newly issued shares of OTF Common Stock will be treated as receiving a distribution equal to the value of the shares received, and should have an adjusted tax basis of such amount.
Although OTF currently intends to distribute any net capital gains at least annually, OTF may in the future decide to retain some or all of its net capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, OTF will pay tax on the retained amount, each U.S. shareholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by OTF. The amount of the deemed distribution net of such tax will be added to the U.S.

shareholder’s tax basis for their shares of OTF Common Stock. Since OTF expects to pay tax on any retained net capital gains at its regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes OTF paid. In order to utilize the deemed distribution approach, OTF must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant tax year. OTF cannot treat any of its investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the annual distribution requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, OTF may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If OTF makes such an election, the U.S. shareholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by OTF in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by OTF’s U.S. shareholders on December 31 of the calendar year in which the distribution was declared.
With respect to the reinvestment of dividends, if a U.S. shareholder owns shares of OTF Common Stock registered in its own name, the U.S. shareholder will have all cash distributions automatically reinvested in additional shares of OTF Common Stock unless the U.S. shareholder opts out of the reinvestment of dividends by delivering a written notice to OTF’s dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional shares of OTF Common Stock purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.
If an investor acquires shares of OTF Common Stock shortly before the record date of a distribution, the price of the shares of OTF Common Stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.
A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of their shares of OTF Common Stock. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the OTF Common Stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held their shares of OTF Common Stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of OTF Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of OTF Common Stock may be disallowed if other shares of OTF Common Stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, the basis of the OTF Common Stock acquired will be increased to reflect the disallowed loss.
In general, individual U.S. shareholders are subject to reduced rates of U.S. federal income tax (depending on whether the individual U.S. shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including any long-term capital gain derived from an investment in shares of OTF Common Stock. Such rates are lower than the maximum federal income tax rate on ordinary taxable income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the 21% rate also applied to ordinary income. Non-corporate shareholders incurring net capital losses for a tax year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for any tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.
An additional 3.8% Medicare tax is imposed on certain NII (including ordinary dividends and capital gain distributions received from OTF and net gains from redemptions or other taxable dispositions of shares of OTF Common Stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
OTF (or if a U.S. shareholder holds shares through an intermediary, such intermediary) will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for preferential rates). Distributions paid by OTF generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to qualifying dividends because OTF’s income generally will not consist of qualifying dividends. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. shareholder’s particular situation.
The Code requires reporting of adjusted tax basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
OTF may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. shareholder (1) who fails to furnish OTF with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies OTF that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.
Under U.S. Treasury regulations, if a U.S. shareholder recognizes a loss with respect to shares of OTF Common Stock of $2 million or more in the case of an individual shareholder or $10 million or more in the case of a corporate shareholder in any single tax year (or a greater loss over a combination of tax years), such U.S. shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. shareholders of a RIC are not excepted. The fact that a loss is reportable by a taxpayer under these U.S. Treasury regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax advisers to determine the applicability of these U.S. Treasury regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders
Whether an investment in the shares of OTF Common Stock is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares of OTF Common Stock by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders of OTF should consult their tax advisers before approving the Mergers and the Merger Agreement.
Distributions of OTF’s investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to U.S. withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of OTF’s current and accumulated earnings and profits, unless an applicable exception applies. For distributions made to non-U.S. shareholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to its shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be given as to whether any significant amount of its distributions would be designated as eligible for this exemption from withholding. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, OTF will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with the applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
Actual or deemed distributions of OTF’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of its shares, generally will not be subject to U.S. tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States, or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain. The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.
Under OTF’s reinvestment of dividends policy, if a Non-U.S. Shareholder owns shares of OTF Common Stock registered in its own name, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of OTF Common Stock unless it opts out of the reinvestment of dividends by delivering a written notice to OTF’s dividend paying agent prior to the record date of the next dividend or distribution. See “OTF Dividend Reinvestment Plan.” If the distribution is a distribution of OTF’s investment company taxable income, is not designated by OTF as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the amount distributed (to the extent of OTF’s current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in OTF Common Stock. The Non-U.S. Shareholder will have an adjusted basis in the additional shares purchased through the reinvestment equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder’s account.
If OTF distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax OTF pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of its shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. shareholder.
OTF must generally report to its Non-U.S. shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. shareholder’s conduct of a U.S. trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. shareholder, provided the Non-U.S. shareholder furnishes to OTF the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN or IRS Form W-8BEN-E, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. shareholder’s U.S. federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.
Legislation commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs (i) enter into an agreement with the U.S. Department of the Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to provide such information and are in compliance with the terms of such IGA and any implementing legislation or regulation. The types of income subject to the tax include U.S.-source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends, the U.S. Department of the Treasury has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported generally includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and certain financial information associated with the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of the non-U.S. shareholder and the status of the intermediaries through which they hold their shares, non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, the non-U.S. shareholder might be eligible for refunds or credits of such taxes.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

OTF PROPOSAL: APPROVAL OF THE OTF CHARTER AMENDMENT PROPOSAL
Background
OTF is asking its shareholders to approve the Amended OTF Charter to include certain restrictions on the transfer of shares of OTF Common Stock following a Listing. The approval by OTF Shareholders of the Amended OTF Charter is a condition to the completion of the Mergers; if the Amended OTF Charter is not approved, the Mergers will not close.
If OTF has not consummated a Listing by August 10, 2025, subject to extension for two additional one-year periods in the sole discretion of the OTF Board, the OTF Board (subject to any necessary shareholder approvals and applicable requirements of the 1940 Act) will use its commercially reasonable efforts to wind down and/or liquidate and dissolve OTF in an orderly manner.
The OTF Subscription Agreements currently provide that (i) prior to a Listing, OTF Shareholders may not sell, offer for sale, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of any shares of OTF Common Stock without the prior written consent of OTF Adviser, and (ii) following a Listing, during the Current OTF Restricted Period (as defined below), OTF Shareholders may not transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange assign pledge, hypothecate or otherwise dispose of or encumber any shares of OTF Common Stock acquired prior to a Listing by OTF. The Current OTF Restricted Period, which only applies to shares of OTF Common Stock issued in the OTF Private Offering, is:
•180 days after the date of the Listing for all of the shares of OTF Common Stock held by an OTF Shareholder prior to the Listing; and
•270 days after the Listing for 50% of the shares of OTF Common Stock held by an OTF Shareholder prior to the Listing.
In connection with its evaluation of the Mergers, the OTF Board considered certain matters related to OTF’s obligation to either conduct a Listing or wind down and/or liquidate and dissolve in an orderly manner within the agreed upon period of time.
Among other things, the OTF Board considered that the transfer restrictions in the OTF Subscription Agreements only apply to shares of OTF Common Stock issued in the OTF Private Offering and, as a result, shares of OTF Common Stock issued subsequent to the completion of the OTF Private Offering, including, if the Mergers are approved and consummated, the shares of OTF Common Stock issued in the Mergers, would not be subject to any transfer restrictions. The OTF Board considered that the existence of a large number of outstanding shares of OTF Common Stock and OTF Shareholders prior to a Listing could negatively affect the market price of OTF Common Stock if following the Listing there was a significant number of sales of these shares or there was a perception that there could be a significant number of sales of these shares. The OTF Board also considered that the Current OTF Restricted Period may not be sufficient to mitigate this risk.
The OTF Board considered a number of options to mitigate the concerns arising from the existence of a large number of shares and shareholders at the time of a potential Listing and determined that it was in the best interest of OTF and OTF Shareholders to amend the Current OTF Charter to include a provision that would limit the transferability of shares of OTF Common Stock outstanding at the time of a Listing to a greater extent than provided for under the Current OTF Restricted Period, including by ensuring the restricted period applies to all shares of OTF Common Stock, including, if the Mergers are approved and consummated, those issued in the Mergers, by limiting the transferability of shares of OTF Common Stock prior to a Listing, and by limiting the transfer of one third of such shares for the 365-day period following a Listing.  The OTF Board expects that the Amended OTF Charter could contribute to more orderly trading in the event of a future Listing and, as a result, the OTF Board approved the Amended OTF Charter on November 12, 2024.

Provisions Regarding Transfer Restrictions
Pursuant to the Amended OTF Charter, without the prior written consent of the OTF Board, during the OTF Restricted Period (as defined below) OTF Shareholders may not transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber any shares of OTF Common Stock acquired prior to a Listing. The OTF Restricted Period is through:
•180 days after the date of the Listing for all of the shares of OTF Common Stock held by an OTF Shareholder prior to the Listing;
•270 days after the Listing for two-thirds of the shares of OTF Common Stock held by an OTF Shareholder prior to the Listing; and
•365 days after the Listing for one-third of the shares of OTF Common Stock held by an OTF Shareholder prior to the Listing.
The OTF Board may provide consent to waive these transfer restrictions and may impose certain conditions in connection with providing such consent.
The OTF Board may impose certain conditions in connection with granting its consent to a transfer pursuant to the Amended OTF Charter, and any such consent will be granted in the sole discretion of the OTF Board. Any purported transfer of any shares of OTF Common Stock effected in violation of the transfer restrictions will be void ab initio and will have no force or effect, and OTF will not register or permit registration of (and will direct its transfer agent, if any, not to register or permit registration of) any such purported transfer on its books and records.
A form of the Amended OTF Charter is attached as Annex F to this joint proxy statement/prospectus and is marked to show the proposed changes against the Current OTF Charter. The description of the Amended OTF Charter is only a summary and is not necessarily complete. The description is qualified in its entirety by reference to the Amended OTF Charter.
Effectiveness of the Amended OTF Charter
OTF will only make the Amended OTF Charter effective if it is approved by the requisite vote of OTF Shareholders. The Amended OTF Charter will become effective upon the acceptance for record of the Amended OTF Charter by the State Department of Assessments & Taxation of Maryland.
The approval of the OTF Charter Amendment Proposal by OTF Shareholders is a condition to the closing of the Mergers. The approval of the OTF Charter Amendment Proposal is not contingent on OTF II Shareholder approval of the proposal to adopt the Merger Agreement. The Amended OTF Charter, if approved by OTF Shareholders, will become effective even if OTF II Shareholders do not approve the proposal to adopt the Merger Agreement or if the Mergers do not close.
Reasons for the Amended OTF Charter
In making the determination to approve the Amended OTF Charter, the OTF Board considered the following:
•As of November 18, 2024, there were 212,157,936.028 shares of OTF Common Stock outstanding which were owned by 7,578 OTF Shareholders and if the Mergers are approved and consummated there could be approximately 159,545,000 additional shares of OTF Common Stock outstanding owned by approximately 3,150 additional accounts. These newly issued shares would otherwise not be subject to any transfer restrictions.
•There is currently no market for OTF Common Stock and such shares can only be transferred with OTF Adviser’s consent; however, following a Listing, OTF Common Stock will generally be freely transferable subject to applicable law and any applicable transfer restrictions.

•Even if a substantial number of sales are not affected, the mere perception of the possibility of these sales could depress the market price of OTF Common Stock and have a negative effect on OTF’s ability to raise capital in the future.
•Anticipated downward pressure on the OTF Common Stock price due to actual or anticipated sales of OTF Common Stock from this market overhang could cause some institutions or individuals to engage in short sales of OTF Common Stock, which could itself cause the price of OTF Common Stock to decline.
•The terms of the proposed transfer restrictions are in-line with the transfer restrictions imposed on similarly situated BDCs’ shareholders, including OTF II Shareholders.
OTF may pursue a Listing following the Mergers; however, the OTF Board has not determined to conduct a Listing and OTF cannot assure OTF Shareholders when it will undertake a Listing or that it will undertake a Listing at all.
Additionally, pursuant to the OTF II Charter, OTF II Shareholders are currently subject to the same transfer restrictions on their shares of OTF II Common Stock as those being added to the Amended OTF Charter. See “Comparison of OTF and OTF II Shareholder Rights.” Should the Mergers close and the OTF Charter Amendment become effective, OTF II Shareholders will experience no change in the transfer restrictions imposed on their shares.
Required Vote
OTF Shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the OTF Charter Amendment Proposal. The affirmative vote “FOR” the OTF Charter Amendment Proposal of the holders of a majority of the outstanding shares of OTF Common Stock entitled to vote at the OTF Special Meeting in person or by proxy at a meeting at which a quorum is present is required for approval of the OTF Charter Amendment Proposal. The OTF Charter Amendment Proposal is a non-routine matter and so no broker non-votes are expected. Abstentions will have the effect of a vote “against” this proposal. Proxies received will be voted “FOR” the approval of the OTF Charter Amendment Proposal unless OTF Shareholders designate otherwise.
The OTF Board, including all of the independent directors, unanimously recommends that you vote “FOR” the OTF Charter Amendment Proposal.

OTF II PROPOSAL: APPROVAL OF THE MERGER PROPOSAL
OTF II is asking its shareholders to adopt the Merger Agreement and approve the Initial Merger. Upon completion of the Initial Merger, and subject to the terms and conditions of the Merger Agreement, each share of OTF II Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, the number of shares of OTF Common Stock equal to the Exchange Ratio, which is described in “Description of the Merger Agreement - Merger Consideration.”
Approval of the Merger Proposal is required for the completion of the Mergers.
Appraisal Rights
Under the MGCL and OTF II’s articles of amendment and restatement (the “OTF II Charter”), OTF II Shareholders will not be entitled to rights of appraisal with respect to the Merger Proposal. Accordingly, to the extent that an OTF II Shareholder objects to the Merger Proposal, such OTF II Shareholder will not have the right to have a court judicially determine (and the OTF II Shareholder will not receive) the fair value for its shares of OTF II Common Stock under the provisions of the MGCL governing appraisal rights.
Required Vote
OTF II Shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Proposal. The affirmative vote “FOR” the Merger Proposal of the holders of a majority of the outstanding shares of OTF II Common Stock entitled to vote at the OTF II Special Meeting in person or by proxy at a meeting at which a quorum is present is required for approval of the Merger Proposal. The Merger Proposal is a non-routine matter and so no broker non-votes are expected. Abstentions will have the effect of a vote “against” this proposal. Proxies received will be voted “FOR” the approval of the Merger Proposal unless OTF II Shareholders designate otherwise.
On the recommendation of the OTF II Special Committee, the OTF II Board unanimously recommends that you vote “FOR” the Merger Proposal.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION
OTF
OTF Common Stock is not listed on a national stock exchange, and there is no established public trading market for OTF Common Stock. Because shares of OTF Common Stock have been acquired by investors in one or more transactions “not involving a public offering,” they are “restricted securities” and may be required to be held indefinitely. Such shares of OTF Common Stock may not be sold, transferred, assigned, pledged or otherwise disposed of unless (i) OTF Adviser’s consent is granted, and (ii) the shares are registered under applicable securities laws or specifically exempted from registration. No sale, transfer, assignment, pledge or other disposition, whether voluntary or involuntary, of shares of OTF Common Stock may be made except by registration of the transfer on OTF’s books. Each transferee is required to execute an instrument agreeing to be bound by these restrictions and the other restrictions imposed on the shares and to execute such other instruments or certifications as are reasonably required by OTF. See “OTF Proposal: Approval of the Charter Amendment Proposal” for information about proposed changes in the Amended OTF Charter would impact to the transferability of OTF Common Stock following a Listing. The OTF Board has not determined to conduct a Listing and OTF cannot assure OTF Shareholders when it will undertake a Listing or that it will undertake a Listing at all.
The following table summarizes OTF’s dividend declarations and distributions during the fiscal years ended December 31, 2021, 2022 and 2023, and the nine months ended September 30, 2024:

	For the Nine Months Ended September 30, 2024
Date Declared	Record Date	Payment Date	Distribution per Share
August 6, 2024	September 29, 2024	November 15, 2024	$0.36
May 7, 2024	June 28, 2024	August 15, 2024	$0.40
February 21, 2024(1)	March 29, 2024	May 15, 2024	$0.37
__________________
(1)Paid from sources other than ordinary income, including long-term capital gains.

	For the Year Ended December 31, 2023
Date Declared	Record Date	Payment Date	Distribution per Share
November 7, 2023	December 29, 2023	January 31, 2024	$0.37
August 8, 2023	September 29, 2023	November 15, 2023	$0.37
May 9, 2023	June 30, 2023	August 15, 2023	$0.37
February 21, 2023(1)	March 31, 2023	May 15, 2023	$0.34
__________________
(1)Paid from sources other than ordinary income, including long-term capital gains.

	For the Year Ended December 31, 2022
Date Declared	Record Date	Payment Date	Distribution per Share
November 1, 2022(1)	December 31, 2022	January 31, 2023	$0.29
August 2, 2022(1)	September 30, 2022	November 15, 2022	$0.28
May 3, 2022(1)	June 30, 2022	August 15, 2022	$0.23
February 23, 2022(1)	March 31, 2022	May 13, 2022	$0.24
__________________
(1)Paid from sources other than ordinary income, including long-term capital gains.

	For the Year Ended December 31, 2021
Date Declared	Record Date	Payment Date	Distribution per Share
November 2, 2021	December 31, 2021	January 31, 2022	$0.16
August 3, 2021	September 30, 2021	November 15, 2021	$0.17
May 5, 2021	June 30, 2021	August 13, 2021	$0.24
February 23, 2021	March 31, 2021	May 14, 2021	$0.24
With respect to distributions, OTF has adopted an “opt out” dividend reinvestment plan for OTF Shareholders. As a result, in the event of a declared distribution, each OTF Shareholder that has not “opted out” of OTF’s amended and restated dividend reinvestment plan (the “OTF Dividend Reinvestment Plan”) will have their dividends or distributions automatically reinvested in additional shares of OTF Common Stock rather than receiving cash distributions. OTF Shareholders who receive distributions in the form of shares of OTF Common Stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. See “OTF Dividend Reinvestment Plan” for additional information regarding the OTF Dividend Reinvestment Plan.
OTF II
OTF II Common Stock is not listed on a national stock exchange, and there is no established public trading market for OTF II Common Stock. Because shares of OTF II Common Stock have been acquired by investors in one or more transactions “not involving a public offering,” they are “restricted securities” and may be required to be held indefinitely. Such shares of OTF II Common Stock may not be sold, transferred, assigned, pledged or otherwise disposed of unless (i) OTF II Adviser’s consent is granted, and (ii) the shares are registered under applicable securities laws or specifically exempted from registration. No sale, transfer, assignment, pledge or other disposition, whether voluntary or involuntary, of shares of OTF II Common Stock may be made except by registration of the transfer on OTF II’s books. Each transferee is required to execute an instrument agreeing to be bound by these restrictions and the other restrictions imposed on the shares and to execute such other instruments or certifications as are reasonably required by OTF II.
The following table summarizes OTF II’s dividend declarations and distributions during the fiscal years ended December 31, 2022 and 2023, and the nine months ended September 30, 2024:

	For the Nine Months Ended September 30, 2024
Date Declared	Record Date	Payment Date	Distribution per Share
August 6, 2024	September 29, 2024	November 15, 2024	$0.29
May 7, 2024	June 28, 2024	August 15, 2024	$0.38
February 21, 2024	March 29, 2024	May 15, 2024	$0.33

	For the Year Ended December 31, 2023
Date Declared	Record Date	Payment Date	Distribution per Share
November 7, 2023	December 29, 2023	January 31, 2024	$0.30
August 8, 2023	September 29, 2023	November 15, 2023	$0.29
May 9, 2023	June 30, 2023	August 15, 2023	$0.24
February 21, 2023	March 31, 2023	May 15, 2023	$0.27

	For the Year Ended December 31, 2022
Date Declared	Record Date	Payment Date	Distribution per Share
November 1, 2022	December 31, 2022	January 31, 2023	$0.16
August 2, 2022	September 30, 2022	November 15, 2022	$0.05

With respect to distributions, OTF II has adopted an “opt out” dividend reinvestment plan for OTF II Shareholders. As a result, in the event of a declared distribution, each OTF II Shareholder that has not “opted out” of OTF II’s amended and restated dividend reinvestment plan (the “OTF II Dividend Reinvestment Plan”) will have their dividends or distributions automatically reinvested in additional shares of OTF II Common Stock rather than receiving cash distributions. OTF II Shareholders who receive distributions in the form of shares of OTF II Common Stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. See “OTF II Dividend Reinvestment Plan” for additional information regarding the OTF II Dividend Reinvestment Plan.

BUSINESS OF OTF
The information in “Item 1. Business” in Part I of OTF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and “Item 1. Consolidated Financial Statements and Supplementary Data - Note 1. Organization” in Part I of OTF’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF OTF
The information in “Item 8. Consolidated Financial Statements and Supplementary Data - Note 11. Financial Highlights” in Part II of OTF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in “Item 1. Consolidated Financial Statements and Supplementary Data - Note 11. Financial Highlights” in Part I of OTF’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OTF
The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of OTF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of OTF’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 is incorporated herein by reference.

SENIOR SECURITIES OF OTF
Information about OTF’s senior securities is shown as of the dates indicated in the below table. This information about OTF’s senior securities should be read in conjunction with OTF’s audited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” The report of OTF’s independent registered public accounting firm on the senior securities table as of December 31, 2023, 2022, and 2021 is attached as an exhibit to the registration statement of which this joint proxy statement/prospectus is a part. The senior securities information as of December 31, 2020, 2019, and 2018 were audited by OTF’s former independent registered public accounting firm.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facility
September 30, 2024 (Unaudited)	$351.5	$2,184.2	—	N/A
December 31, 2023	$343.4	$2,165.0	—	N/A
December 31, 2022	$705.9	$2,057.3	—	N/A
December 31, 2021	$650.8	$2,309.9	—	N/A
December 31, 2020	$68.3	$1,905.6	—	N/A
December 31, 2019	$185.0	$1,934.6	—	N/A
Subscription Credit Facility(5)
December 31, 2021	$—	$2,309.9	—	N/A
December 31, 2020	$105.8	$1,905.6	—	N/A
December 31, 2019	$645.7	$1,934.6	—	N/A
December 31, 2018	$300.0	$1,954.6	—	N/A
SPV Asset Facility I
September 30, 2024 (Unaudited)	$600.0	$2,184.2	—	N/A
December 31, 2023	$600.0	$2,165.0	—	N/A
December 31, 2022	$450.0	$2,057.3	—	N/A
December 31, 2021	$290.0	$2,309.9	—	N/A
December 31, 2020	$290.0	$1,905.6	—	N/A
SPV Asset Facility II
September 30, 2024 (Unaudited)	$300.0	$2,184.2	—	N/A
December 31, 2023	$300.0	$2,165.0	—	N/A
December 31, 2022	$300.0	$2,057.3	—	N/A
December 31, 2021	$—	$2,309.9	—	N/A
June 2025 Notes
September 30, 2024 (Unaudited)	$210.0	$2,184.2	—	N/A
December 31, 2023	$210.0	$2,165.0	—	N/A
December 31, 2022	$210.0	$2,057.3	—	N/A
December 31, 2021	$210.0	$2,309.9	—	N/A
December 31, 2020	$210.0	$1,905.6	—	N/A
December 2025 Notes
September 30, 2024 (Unaudited)	$650.0	$2,184.2	—	N/A
December 31, 2023	$650.0	$2,165.0	—	N/A
December 31, 2022	$650.0	$2,057.3	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
December 31, 2021	$650.0	$2,309.9	—	N/A
December 31, 2020	$400.0	$1,905.6	—	N/A
June 2026 Notes
September 30, 2024 (Unaudited)	$375.0	$2,184.2	—	N/A
December 31, 2023	$375.0	$2,165.0	—	N/A
December 31, 2022	$375.0	$2,057.3	—	N/A
December 31, 2021	$375.0	$2,309.9	—	N/A
December 31, 2020	$375.0	$1,905.6	—	N/A
January 2027 Notes
September 30, 2024 (Unaudited)	$300.0	$2,184.2	—	N/A
December 31, 2023	$300.0	$2,165.0	—	N/A
December 31, 2022	$300.0	$2,057.3	—	N/A
December 31, 2021	$300.0	$2,309.9	—	N/A
CLO 2020-1
September 30, 2024 (Unaudited)	$204.0	$2,184.2	—	N/A
December 31, 2023	$204.0	$2,165.0	—	N/A
December 31, 2022	$200.0	$2,057.3	—	N/A
December 31, 2021	$200.0	$2,309.9	—	N/A
December 31, 2020	$200.0	$1,905.6	—	N/A
_______________
(1)Total amount of each class of senior securities outstanding at the end of the period presented.
(2)Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)Not applicable because the senior securities are not registered for public trading.
(5)Facility was terminated in 2021.

PORTFOLIO COMPANIES OF OTF
The following table sets forth certain information regarding each of the portfolio companies in which OTF had a debt or equity investment as of September 30, 2024. OTF offers to make available significant managerial assistance to its portfolio companies. OTF may receive observation or participation rights on its portfolio companies’ boards of directors. Other than these investments, OTF’s only relationships with its portfolio companies are the managerial assistance it may separately provide or any observation or participation rights it may receive, which would be ancillary to its investments.

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
3ES Innovation Inc. (dba Aucerna)(2) 250 2nd Street S.W. Calgary, Alberta T2P 0C1, Canada	Energy Equipment & Services	First lien senior secured loan	S + 6.50%	5/13/2025	0.0%	70,050	69,922	70,050
3ES Innovation Inc. (dba Aucerna)(8) 250 2nd Street S.W. Calgary, Alberta T2P 0C1, Canada	Energy Equipment & Services	First lien senior secured revolving loan	S + 6.50%	5/13/2025	0.0%	—	(6)	—
6Sense Insights, Inc. 450 Mission Street, San Francisco, CA, 94105	Application Software	Series E-1 Preferred Stock	N/A	N/A	0.7%	1,264,514	40,066	31,140
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(8) 1100 Highland Drive, Boca Raton, FL, 33487	Diversified Financial Services	First lien senior secured loan	12.00% PIK	7/29/2030	0.0%	2,363	2,363	2,363
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(8) 1100 Highland Drive, Boca Raton, FL, 33487	Diversified Financial Services	LLC Interest	N/A	N/A	0.0%	1,487	1,487	1,731
AAM Series 2.1 Aviation Feeder, LLC(10) 1100 Highland Drive, Boca Raton, FL, 33487	Diversified Financial Services	First lien senior secured loan	12.00% PIK	11/21/2030	0.0%	2,218	2,218	2,218
AAM Series 2.1 Aviation Feeder, LLC(11) 1100 Highland Drive, Boca Raton, FL, 33487	Diversified Financial Services	LLC interest	N/A	N/A	0.0%	962	965	989
Acquia Inc.(3) 53 State Street, Boston, MA, 02109	Systems Software	First lien senior secured loan	S + 7.00%	10/31/2025	0.0%	176,509	175,992	176,509
Acquia Inc.(3)(8) 53 State Street, Boston, MA, 02109	Systems Software	First lien senior secured revolving loan	S + 7.00%	10/31/2025	0.0%	4,716	4,694	4,716
Activate Holdings (US) Corp. (dba Absolute Software)(3) 1055 Dunsmuir Street, Vancouver, BC V7X 1K8, Canada	Systems Software	First lien senior secured loan	S + 5.25%	7/29/2030	0.0%	5,725	5,703	5,717
Activate Holdings (US) Corp. (dba Absolute Software)(8) 1055 Dunsmuir Street, Vancouver, BC V7X 1K8, Canada	Systems Software	First lien senior secured revolving loan	S + 5.25%	7/27/2029	0.0%	—	(1)	(1)
Aerosmith Bidco Limited (dba Audiotonix)(4) Silverglade Business Park, Leatherhead Road, Chessington, Surrey KT9 2QL, United Kingdom	Entertainment	First lien senior secured loan	S + 5.25%	7/23/2031	0.0%	124,748	123,176	123,146
Aerosmith Bidco Limited (dba Audiotonix)(8) Silverglade Business Park, Leatherhead Road, Chessington, Surrey KT9 2QL, United Kingdom	Entertainment	First lien senior secured multi-currency revolving loan	S + 5.25%	7/23/2030	0.0%	—	(199)	(205)
Aerosmith Bidco Limited (dba Audiotonix)(8) Silverglade Business Park, Leatherhead Road, Chessington, Surrey KT9 2QL, United Kingdom	Entertainment	First lien senior secured multi-draw term loan	S + 5.25%	7/23/2027	0.0%	—	—	—
Aerosmith Bidco Limited (dba Audiotonix)(8) Silverglade Business Park, Leatherhead Road, Chessington, Surrey KT9 2QL, United Kingdom	Entertainment	First lien senior secured multi-draw term loan	S + 5.25%	7/23/2027	0.0%	—	(73)	(77)
AI Titan Parent, Inc. (dba Prometheus Group)(3) 4601 Six Forks Road, Raleigh, NC, 27609	Application Software	First lien senior secured loan	S + 4.75%	8/29/2031	0.0%	22,642	22,417	22,415

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
AI Titan Parent, Inc. (dba Prometheus Group)(8) 4601 Six Forks Road, Raleigh, NC, 27609	Application Software	First lien senior secured delayed draw term loan	S + 4.75%	9/30/2026	0.0%	—	(22)	(23)
AI Titan Parent, Inc. (dba Prometheus Group)(8) 4601 Six Forks Road, Raleigh, NC, 27609	Application Software	First lien senior secured revolving loan	S + 4.75%	8/29/2031	0.0%	—	(28)	(28)
Algolia, Inc. 3790 El Camino Real, Palo Alto, CA, 94306	Systems Software	Series C Preferred Stock	N/A	N/A	1.4%	970,281	10,000	17,523
Algolia, Inc. 3790 El Camino Real, Palo Alto, CA, 94306	Systems Software	Series D Preferred Stock	N/A	N/A	1.4%	136,776	4,000	3,027
Alpha Partners Technology Merger Corp Empire State Building, New York, NY, 10001	Application Software	Warrants	N/A	N/A	0.0%	667	—	53
Alpha Partners Technology Merger Corp Empire State Building, New York, NY, 10001	Application Software	Sponsor Shares	N/A	N/A	0.0%	30,000	1,000	326
AlphaSense, Inc.(2) 24 Union Square East, New York, NY, 10003	Application Software	First lien senior secured loan	S + 6.25%	6/27/2029	0.0%	27,383	27,121	27,110
AlphaSense, Inc.(8) 24 Union Square East, New York, NY, 10003	Application Software	First lien senior secured delayed draw term loan	S + 6.25%	12/27/2025	0.0%	—	(52)	(55)
AlphaSense, Inc.(8) 24 Union Square East, New York, NY, 10003	Application Software	First lien senior secured delayed draw term loan	S + 6.25%	6/27/2029	0.0%	—	—	—
AlphaSense, LLC 24 Union Square East, New York, NY, 10003	Application Software	Series E Preferred Shares	N/A	N/A	0.1%	131,200	5,890	5,890
Amergin Asset Management, LLC 1100 Highland Drive, Boca Raton, FL, 33487	Diversified Financial Services	Class A Units	N/A	N/A	0.0%	50,000,000	—	1,608
Anaplan, Inc.(3) 1450 Brickell Avenue, Miami, FL, 33131	Application Software	First lien senior secured loan	S + 5.25%	6/21/2029	0.0%	50,696	50,593	50,696
Anaplan, Inc.(8) 1450 Brickell Avenue, Miami, FL, 33131	Application Software	First lien senior secured revolving loan	S + 5.75%	6/21/2028	0.0%	—	—	—
Aptean Acquiror, Inc. (dba Aptean)(2) 4325 Alexander Drive, Alpharetta, GA, 30022	Industrial Conglomerates	First lien senior secured loan	S + 5.25%	1/30/2031	0.0%	3,090	3,061	3,074
Aptean Acquiror, Inc. (dba Aptean)(3)(8) 4325 Alexander Drive, Alpharetta, GA, 30022	Industrial Conglomerates	First lien senior secured delayed draw term loan	S + 5.25%	1/30/2026	0.0%	8	6	8
Aptean Acquiror, Inc. (dba Aptean)(8) 4325 Alexander Drive, Alpharetta, GA, 30022	Industrial Conglomerates	First lien senior secured revolving loan	S + 5.25%	1/30/2031	0.0%	—	(2)	(1)
Arctic Wolf Networks, Inc. 8939 Columbine Road, Eden Prairie, MN, 55347	Systems Software	Preferred Stock	N/A	N/A	0.0%	3,032,840	25,036	26,901
Arctic Wolf Networks, Inc.(7) 8939 Columbine Road, Eden Prairie, MN, 55347	Systems Software	Senior convertible notes	3.00% PIK	9/15/2027	0.0%	127,843	155,822	155,822
Armstrong Bidco Limited(6) Armstrong Building, Oakwood Drive Loughborough University Science & Enterprise Park, Loughborough LE11 3QF, United Kingdom	Application Software	First lien senior secured GBP term loan	SA + 5.25%	6/28/2029	0.0%	8,087	9,767	10,792
Artifact Bidco, Inc. (dba Avetta)(3) 3300 North Triumph Boulevard, Lehi, UT, 84043	Application Software	First lien senior secured loan	S + 4.50%	7/28/2031	0.0%	15,982	15,905	15,902
Artifact Bidco, Inc. (dba Avetta)(8) 3300 North Triumph Boulevard, Lehi, UT, 84043	Application Software	First lien senior secured delayed draw term loan	S + 4.50%	7/26/2027	0.0%	—	(9)	(10)

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Artifact Bidco, Inc. (dba Avetta)(8) 3300 North Triumph Boulevard, Lehi, UT, 84043	Application Software	First lien senior secured revolving loan	S + 4.50%	7/26/2030	0.0%	—	(13)	(14)
Associations Finance, Inc.(7) 5401 North Central Expressway, Dallas, TX, 75205	Buildings & Real Estate	Unsecured notes	14.25% PIK	5/3/2030	0.0%	19,276	19,139	19,276
Associations, Inc.(3) 5401 North Central Expressway, Dallas, TX, 75205	Buildings & Real Estate	First lien senior secured loan	S + 6.50%	7/3/2028	0.0%	49,640	49,594	49,640
Associations, Inc.(8) 5401 North Central Expressway, Dallas, TX, 75205	Buildings & Real Estate	First lien senior secured delayed draw term loan	6.50%	7/3/2028	0.0%	—	(3)	—
Associations, Inc.(8) 5401 North Central Expressway, Dallas, TX, 75205	Buildings & Real Estate	First lien senior secured revolving loan	6.50%	7/3/2028	0.0%	—	(3)	—
Asurion, LLC(2) 140 11th Avenue North, Nashville, TN, 37203	Insurance	Second lien senior secured loan	S + 5.25%	1/31/2028	0.0%	10,833	10,693	10,127
Aurelia Netherlands Midco 2 B.V. Postboks 490 Sentrum, Oslo, Norway	Internet & Direct Marketing Retail	First lien senior secured EUR term loan	E + 5.75%	5/29/2031	0.0%	25,283	26,496	28,005
Avalara, Inc.(3) 255 South King Street, Seattle, WA, 98104	Application Software	First lien senior secured loan	S + 6.25%	10/19/2028	0.0%	9,091	8,989	9,091
Avalara, Inc.(8) 255 South King Street, Seattle, WA, 98104	Application Software	First lien senior secured revolving loan	S + 7.25%	10/19/2028	0.0%	—	(9)	—
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(2) 17200 Laguna Canyon Road, Irvine, CA, 92618	Systems Software	First lien senior secured loan	S + 6.50%	3/19/2031	0.0%	13,063	12,877	12,899
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(2)(8) 17200 Laguna Canyon Road, Irvine, CA, 92618	Systems Software	First lien senior secured delayed draw term loan	S + 6.50%	3/30/2026	0.0%	19,000	18,659	18,709
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(8) 17200 Laguna Canyon Road, Irvine, CA, 92618	Systems Software	First lien senior secured revolving loan	S + 6.50%	3/19/2031	0.0%	—	(66)	(59)
Bamboo US BidCo LLC(3) 927 S Curry Pike, Bloomington, IN, 47403	Life Sciences Tools & Services	First lien senior secured loan	S + 6.75% (3.38% PIK)	9/30/2030	0.0%	5,013	4,882	5,013
Bamboo US BidCo LLC(3)(8) 927 S Curry Pike, Bloomington, IN, 47403	Life Sciences Tools & Services	First lien senior secured delayed draw term loan	S + 6.75% (3.38% PIK)	3/31/2025	0.0%	372	357	372
Bamboo US BidCo LLC(5) 927 S Curry Pike, Bloomington, IN, 47403	Life Sciences Tools & Services	First lien senior secured EUR term loan	E + 6.75% (3.38% PIK)	9/30/2030	0.0%	3,119	3,218	3,481
Bamboo US BidCo LLC(8) 927 S Curry Pike, Bloomington, IN, 47403	Life Sciences Tools & Services	First lien senior secured revolving loan	E + 6.00%	10/1/2029	0.0%	—	(26)	—
Bayshore Intermediate #2, L.P. (dba Boomi)(3) 1400 Liberty Ridge Drive, Chesterbrook, PA, 19087	Systems Software	First lien senior secured loan	S + 7.75% PIK	10/2/2028	0.0%	193,312	191,220	193,311
Bayshore Intermediate #2, L.P. (dba Boomi)(8) 1400 Liberty Ridge Drive, Chesterbrook, PA, 19087	Systems Software	First lien senior secured revolving loan	S + 6.75%	10/1/2027	0.0%	—	(132)	—
BCPE Osprey Buyer, Inc. (dba PartsSource)(2)(8) 777 Lena Drive, Aurora, OH, 44202	Health Care Technology	First lien senior secured delayed draw term loan	S + 5.75%	10/17/2025	0.0%	4,565	4,312	4,453
BCPE Osprey Buyer, Inc. (dba PartsSource)(2)(8) 777 Lena Drive, Aurora, OH, 44202	Health Care Technology	First lien senior secured revolving loan	S + 5.75%	8/21/2026	0.0%	6,524	6,444	6,371
BCPE Osprey Buyer, Inc. (dba PartsSource)(3) 777 Lena Drive, Aurora, OH, 44202	Health Care Technology	First lien senior secured loan	S + 5.75%	8/23/2028	0.0%	120,388	119,153	118,884
BCTO BSI Buyer, Inc. (dba Buildertrend)(3) 11818 I Street, Omaha, NE, 68137	Household Durables	First lien senior secured loan	S + 7.50% PIK	12/23/2026	0.0%	82,772	82,414	82,772

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
BCTO BSI Buyer, Inc. (dba Buildertrend)(8) 11818 I Street, Omaha, NE, 68137	Household Durables	First lien senior secured revolving loan	S + 7.50%	12/23/2026	0.0%	—	(66)	—
BCTO WIW Holdings, Inc. (dba When I Work) 420 North 5th Street, Minneapolis, MN, 55401	Professional Services	Class A Common Stock	N/A	N/A	2.2%	70,000	7,000	4,130
BEHP Co-Investor II, L.P. 11511 Reed Hartman Highway, Blue Ash, OH, 45241	Health Care Technology	LP Interest	N/A	N/A	0.0%	1,270	1,043	1,297
Blackhawk Network Holdings, Inc.(2) 6220 Stoneridge Mall Rd, Pleasanton, CA 94588	Diversified Financial Services	First lien senior secured loan	S + 5.00%	3/12/2029	0.0%	59,850	58,706	60,071
Blend Labs, Inc. 415 Kearny Street, San Francisco, CA, 94108	Thrifts & Mortgage Finance	Common stock	N/A	N/A	0.0%	216,953	3,000	814
Blend Labs, Inc. 415 Kearny Street, San Francisco, CA, 94108	Thrifts & Mortgage Finance	Warrants	N/A	N/A	0.0%	299,216	1,625	16
Blue Owl Credit SLF LLC 399 Park Avenue, New York, New York, 10022	Joint Ventures	Joint Venture	N/A	N/A	0.0%	2,188	2,189	2,187
Bolt Technology OÜ Vana-Lõuna tn 15, 10134 Tallinn, Estonia	Road & Rail	Preferred Stock	N/A	N/A	0.2%	43,478	11,318	10,777
Boxer Parent Company Inc. (f/k/a BMC)(3) 2103 CityWest Boulevard, Houston, TX, 77042	Application Software	First lien senior secured loan	S + 3.75%	7/30/2031	0.0%	10,000	9,976	9,973
Brex, Inc. 650 South 500 West, Salt Lake City, UT, 84101	Diversified Financial Services	Preferred Stock	N/A	N/A	0.0%	143,943	5,012	2,885
BridgeBio Pharma, Inc.(3) 3160 Porter Drive, Palo Alto, CA, 94304	Pharmaceuticals	First lien senior secured loan	S + 6.50%	1/17/2029	0.0%	30,000	29,960	29,925
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi) 1400 Liberty Ridge Drive, Chesterbrook, PA, 19087	Systems Software	Common Units	N/A	N/A	0.4%	12,692,160	12,692	16,381
BTRS HOLDINGS INC. (dba Billtrust)(3) 11D South Gold Drive, Hamilton, NJ, 08691	Diversified Financial Services	First lien senior secured loan	S + 8.00%	12/15/2028	0.0%	839	820	835
BTRS HOLDINGS INC. (dba Billtrust)(3)(8) 11D South Gold Drive, Hamilton, NJ, 08691	Diversified Financial Services	First lien senior secured delayed draw term loan	S + 8.00%	12/16/2024	0.0%	62	62	61
BTRS HOLDINGS INC. (dba Billtrust)(3)(8) 11D South Gold Drive, Hamilton, NJ, 08691	Diversified Financial Services	First lien senior secured revolving loan	S + 7.25%	12/16/2028	0.0%	34	32	33
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(3) 3025 Windward Plaza, Alpharetta, GA, 30005	Application Software	First lien senior secured loan	S + 5.50%	8/4/2027	0.0%	76,625	75,609	74,518
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(3)(8) 3025 Windward Plaza, Alpharetta, GA, 30005	Application Software	First lien senior secured revolving loan	S + 5.50%	8/4/2027	0.0%	2,338	2,258	2,151
Certinia, Inc.(4) 60 South Market Street, San Jose, CA, 95113	Professional Services	First lien senior secured loan	S + 7.25%	8/3/2029	0.0%	22,059	21,680	21,949
Certinia, Inc.(8) 60 South Market Street, San Jose, CA, 95113	Professional Services	First lien senior secured revolving loan	S + 7.25%	8/3/2029	0.0%	—	(47)	(15)
Circle Internet Services, Inc. 201 Spear Street, San Francisco, CA, 94105	Systems Software	Series D Preferred Stock	N/A	N/A	4.5%	2,934,961	15,000	17,401

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Circle Internet Services, Inc. 201 Spear Street, San Francisco, CA, 94105	Systems Software	Series E Preferred Stock	N/A	N/A	4.5%	821,806	6,917	5,937
Circle Internet Services, Inc. 201 Spear Street, San Francisco, CA, 94105	Systems Software	Series F Preferred Stock	N/A	N/A	4.5%	75,876	1,500	910
Circle Internet Services, Inc. 201 Spear Street, San Francisco, CA, 94105	Systems Software	Subordinated Convertible Security	N/A	N/A	0.0%	758,882	759	759
Circle Internet Services, Inc. 201 Spear Street, San Francisco, CA, 94105	Systems Software	Warrants	N/A	N/A	0.0%	359,000	—	888
CivicPlus, LLC(3) 302 South 4th Street, Manhattan, KS, 66502	Application Software	First lien senior secured loan	S + 5.75% (2.50% PIK)	8/24/2027	0.0%	68,151	67,785	68,151
CivicPlus, LLC(8) 302 South 4th Street, Manhattan, KS, 66502	Application Software	First lien senior secured revolving loan	S + 5.75%	8/24/2027	0.0%	—	(23)	—
CloudPay, Inc.(10) Kingsgate House, Newbury Road, Andover, Hampshire SP10 4DU, United Kingdom	Professional Services	First lien senior secured loan	S + 7.50%	7/31/2029	0.0%	9,682	9,593	9,585
CloudPay, Inc.(7) Kingsgate House, Newbury Road, Andover, Hampshire SP10 4DU, United Kingdom	Professional Services	Series E Preferred Stock	13.50% PIK	7/30/2031	0.0%	8,252,741	8,253	8,253
Computer Services, Inc. (dba CSI)(3) 3901 Technology Drive, Paducah, KY, 42001	Diversified Financial Services	First lien senior secured loan	S + 5.25%	11/15/2029	0.0%	34,053	33,876	33,920
Computer Services, Inc. (dba CSI)(8) 3901 Technology Drive, Paducah, KY, 42001	Diversified Financial Services	First lien senior secured delayed draw term loan	S + 5.25%	2/5/2026	0.0%	—	(20)	—
Cornerstone OnDemand, Inc.(2) 1601 Cloverfield Boulevard, Santa Monica, CA, 90404	Professional Services	Second lien senior secured loan	S + 6.50%	10/15/2029	0.0%	71,667	70,898	65,038
Coupa Holdings, LLC(3) 1855 South Grant Street, San Mateo, CA, 94402	Application Software	First lien senior secured loan	S + 5.50%	2/27/2030	0.0%	783	783	783
Coupa Holdings, LLC(8) 1855 South Grant Street, San Mateo, CA, 94402	Application Software	First lien senior secured delayed draw term loan	S + 5.50%	8/27/2025	0.0%	—	—	—
Coupa Holdings, LLC(8) 1855 South Grant Street, San Mateo, CA, 94402	Application Software	First lien senior secured revolving loan	S + 5.50%	2/27/2029	0.0%	—	—	—
CP PIK DEBT ISSUER, LLC (dba CivicPlus, LLC)(3) 302 South 4th Street, Manhattan, KS, 66502	Application Software	Unsecured notes	S + 11.75% PIK	6/9/2034	0.0%	42,813	42,051	42,813
Crewline Buyer, Inc. (dba New Relic)(3) 188 Spear Street, San Francisco, CA, 94105	Systems Software	First lien senior secured loan	S + 6.75%	11/8/2030	0.0%	90,566	89,328	90,340
Crewline Buyer, Inc. (dba New Relic)(8) 188 Spear Street, San Francisco, CA, 94105	Systems Software	First lien senior secured revolving loan	S + 6.75%	11/8/2030	0.0%	—	(123)	(24)
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)(2) 2222 West Dunlap Avenue, Phoenix, AZ, 85021	Health Care Technology	First lien senior secured loan	S + 5.00%	8/29/2031	0.0%	58,027	57,696	57,693
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)(8) 2222 West Dunlap Avenue, Phoenix, AZ, 85021	Health Care Technology	First lien senior secured delayed draw term loan	S + 5.25%	8/31/2026	0.0%	—	—	—
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)(8) 2222 West Dunlap Avenue, Phoenix, AZ, 85021	Health Care Technology	First lien senior secured revolving loan	S + 5.00%	8/29/2031	0.0%	—	(28)	(29)
Delinea Buyer, Inc. (f/k/a Centrify)(3) 221 Main Street, San Francisco, CA, 94105	Systems Software	First lien senior secured loan	S + 5.75%	3/2/2028	0.0%	77,890	76,782	77,890

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Delinea Buyer, Inc. (f/k/a Centrify)(3) 221 Main Street, San Francisco, CA, 94105	Systems Software	First lien senior secured loan	S + 6.00%	3/2/2028	0.0%	28,109	27,602	28,109
Delinea Buyer, Inc. (f/k/a Centrify)(8) 221 Main Street, San Francisco, CA, 94105	Systems Software	First lien senior secured revolving loan	S + 5.75%	3/2/2027	0.0%	—	(97)	—
Delta TopCo, Inc. (dba Infoblox, Inc.)(4) 2390 Mission College Boulevard, Santa Clara, CA, 95054	Systems Software	Second lien senior secured loan	S + 5.25%	11/29/2030	0.0%	13,500	13,433	13,557
Diamond Insure Bidco (dba Acturis) 100 Hatton Garden, London , EC1N 8NX, United Kingdom	Insurance	First lien senior secured EUR term loan	E + 4.25%	7/1/2031	0.0%	625	657	683
Diamond Insure Bidco (dba Acturis)(6) 100 Hatton Garden, London , EC1N 8NX, United Kingdom	Insurance	First lien senior secured GBP term loan	SA + 4.50%	7/1/2031	0.0%	2,042	2,532	2,684
Diamondback Acquisition, Inc. (dba Sphera)(2) 130 East Randolph Street, Chicago, IL, 60601	Application Software	First lien senior secured loan	S + 5.50%	9/13/2028	0.0%	76,060	75,090	75,300
Diligent Preferred Issuer, Inc. (dba Diligent Corporation)(7) 1111 19th Street North West, Washington, DC, 20036	Application Software	Preferred Stock	10.50% PIK	N/A	0.0%	15	21,139	20,515
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(3) 100 Summer Street, Boston, MA, 02108	Insurance	First lien senior secured loan	S + 7.50%	3/30/2029	0.0%	909	891	905
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(8) 100 Summer Street, Boston, MA, 02108	Insurance	First lien senior secured revolving loan	S + 7.50%	3/30/2029	0.0%	—	(2)	—
Dodge Construction Network Holdings, L.P. 34 Crosby Drive, Bedford, MA, 01730	Construction & Engineering	Series A Preferred Units	8.25%	N/A	0.0%	—	69	42
Dodge Construction Network Holdings, L.P. 34 Crosby Drive, Bedford, MA, 01730	Construction & Engineering	Class A-2 Common Units	N/A	N/A	0.7%	3,333	2,841	1,394
E2Open Parent Holdings, Inc. 9600 Great Hills Trail, Austin, TX, 78759	IT Services	Class A Common Stock	N/A	N/A	0.0%	1,650,943	17,504	7,281
EET Buyer, Inc. (dba e-Emphasys)(3) 2501 Weston Parkway, Cary, NC, 27513	Building Products	First lien senior secured loan	S + 5.00%	11/8/2027	0.0%	56,199	55,792	56,199
EET Buyer, Inc. (dba e-Emphasys)(8) 2501 Weston Parkway, Cary, NC, 27513	Building Products	First lien senior secured delayed draw term loan	S + 5.25%	4/29/2026	0.0%	—	(5)	—
EET Buyer, Inc. (dba e-Emphasys)(8) 2501 Weston Parkway, Cary, NC, 27513	Building Products	First lien senior secured revolving loan	S + 5.25%	11/8/2027	0.0%	—	(32)	—
Elliott Alto Co-Investor Aggregator L.P. 851 Cypress Creek Road, Fort Lauderdale, FL, 33309	Systems Software	LP Interest	N/A	N/A	0.0%	1,567	1,577	2,189
Entrata, Inc.(2) 4205 Chapel Ridge Road, Lehi, UT, 84043	Real Estate Management & Development	First lien senior secured loan	S + 5.75%	7/10/2030	0.0%	891	879	891
Entrata, Inc.(8) 4205 Chapel Ridge Road, Lehi, UT, 84043	Real Estate Management & Development	First lien senior secured revolving loan	S + 6.00%	7/10/2028	0.0%	—	(1)	—
EShares, Inc. (dba Carta) 333 Bush Street, Floor 23, San Francisco, CA, 94104	Application Software	Series E Preferred Stock	N/A	N/A	0.1%	186,904	2,008	3,951
Excalibur CombineCo, L.P. 385 Interlocken Crescent, Broomfield, CO, 80021	Systems Software	Class A Units	N/A	N/A	0.0%	97,502	99,452	73,595
Fifth Season Investments LLC 201 Broad St, Stamford, CT 06901	Insurance	Class A Units	N/A	N/A	0.0%	8	74,324	79,219
Finastra USA, Inc.(3) 4 Kingdom Street, Paddington, London W2 6BD, United Kingdom	Banks	First lien senior secured loan	S + 7.25%	9/13/2029	0.0%	71,723	71,020	71,723
Finastra USA, Inc.(3)(8) 4 Kingdom Street, Paddington, London W2 6BD, United Kingdom	Banks	First lien senior secured revolving loan	S + 7.25%	9/13/2029	0.0%	3,463	3,389	3,463

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Forescout Technologies, Inc.(3) 300 Santana Row, San Jose, CA, 95128	Systems Software	First lien senior secured loan	S + 5.00%	5/26/2031	0.0%	66,750	66,475	66,464
Forescout Technologies, Inc.(8) 300 Santana Row, San Jose, CA, 95128	Systems Software	First lien senior secured revolving loan	S + 5.00%	5/24/2030	0.0%	—	(19)	(20)
Fullsteam Operations, LLC(3) 540 Devall Drive, Auburn, AL, 36832	Application Software	First lien senior secured loan	S + 8.25%	11/27/2029	0.0%	10,593	10,303	10,593
Fullsteam Operations, LLC(3)(8) 540 Devall Drive, Auburn, AL, 36832	Application Software	First lien senior secured delayed draw term loan	S + 8.25%	5/27/2025	0.0%	4,536	4,360	4,517
Fullsteam Operations, LLC(8) 540 Devall Drive, Auburn, AL, 36832	Application Software	First lien senior secured revolving loan	S + 8.25%	11/27/2029	0.0%	—	(14)	—
Gainsight, Inc.(3) 350 Bay Street, San Francisco, CA, 94133	Application Software	First lien senior secured loan	S + 6.75% PIK	7/30/2027	0.0%	67,754	67,259	67,754
Gainsight, Inc.(3)(8) 350 Bay Street, San Francisco, CA, 94133	Application Software	First lien senior secured revolving loan	S + 6.75% PIK	7/30/2027	0.0%	2,933	2,889	2,933
Gerson Lehrman Group, Inc.(3) 60 East 42nd Street, New York, NY, 10165	Professional Services	First lien senior secured loan	S + 5.25%	12/13/2027	0.0%	18,895	18,753	18,848
Gerson Lehrman Group, Inc.(8) 60 East 42nd Street, New York, NY, 10165	Professional Services	First lien senior secured revolving loan	S + 5.25%	12/13/2027	0.0%	—	(7)	(2)
GI Ranger Intermediate, LLC (dba Rectangle Health)(3) 115 East Stevens Avenue, Valhalla, NY, 10595	Health Care Technology	First lien senior secured loan	S + 6.00%	10/30/2028	0.0%	27,024	26,650	26,551
GI Ranger Intermediate, LLC (dba Rectangle Health)(8) 115 East Stevens Avenue, Valhalla, NY, 10595	Health Care Technology	First lien senior secured revolving loan	S + 6.00%	10/29/2027	0.0%	—	(23)	(39)
Granicus, Inc.(2) 1999 Broadway, Denver, CO, 80202	Application Software	First lien senior secured delayed draw term loan	S + 5.25% (2.25% PIK)	1/16/2026	0.0%	290	287	287
Granicus, Inc.(3) 1999 Broadway, Denver, CO, 80202	Application Software	First lien senior secured loan	S + 5.75% (2.25% PIK)	1/17/2031	0.0%	1,954	1,936	1,954
Granicus, Inc.(8) 1999 Broadway, Denver, CO, 80202	Application Software	First lien senior secured revolving loan	S + 5.25%	1/17/2031	0.0%	—	(2)	—
Greenway Health, LLC(4) 4301 West Boy Scout Boulevard, Tampa, FL, 33607	Health Care Technology	First lien senior secured loan	S + 6.75%	4/1/2029	0.0%	8,707	8,525	8,555
GS Acquisitionco, Inc. (dba insightsoftware)(3) 8529 Six Forks Road, Raleigh, NC, 27615	Application Software	First lien senior secured loan	S + 5.25%	5/25/2028	0.0%	52,529	52,345	52,135
GS Acquisitionco, Inc. (dba insightsoftware)(3)(8) 8529 Six Forks Road, Raleigh, NC, 27615	Application Software	First lien senior secured revolving loan	S + 5.25%	5/25/2028	0.0%	622	608	586
GS Acquisitionco, Inc. (dba insightsoftware)(8) 8529 Six Forks Road, Raleigh, NC, 27615	Application Software	First lien senior secured delayed draw term loan	S + 5.25%	3/26/2026	0.0%	—	(5)	(10)
H&F Opportunities LUX III S.À R.L (dba Checkmarx)(2) Amot Atrium Tower, 2 Jabotinsky Street, Ramat Gan 520501, Israel	Systems Software	First lien senior secured loan	S + 7.50%	4/16/2026	0.0%	148,889	147,490	148,517
H&F Opportunities LUX III S.À R.L (dba Checkmarx)(8) Amot Atrium Tower, 2 Jabotinsky Street, Ramat Gan 520501, Israel	Systems Software	First lien senior secured revolving loan	S + 7.50%	4/16/2026	0.0%	—	(192)	(63)
Halo Parent Newco, LLC(7) 11095 Viking Drive, Eden Prairie, MN, 55344	Systems Software	Class H PIK Preferred Equity	11.00% PIK	N/A	0.0%	5,000	6,638	5,301
Harness, Inc. 55 Stockton Street, San Francisco, CA, 94108	Systems Software	Junior Preferred Stock	N/A	N/A	0.0%	1,022,648	9,169	9,169

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Help HP SCF Investor, LP 11095 Viking Drive, Eden Prairie, MN, 55344	Systems Software	LP Interest	N/A	N/A	1.5%	59,333	59,379	63,429
Hg Genesis 8 Sumoco Limited(6) 2 More London Riverside, London SE1 2AP, United Kingdom	Diversified Financial Services	Unsecured facility	SA + 7.00% PIK	9/3/2027	0.0%	18,139	23,376	24,330
Hg Genesis 9 SumoCo Limited(5) 2 More London Riverside, London SE1 2AP, United Kingdom	Diversified Financial Services	Unsecured facility	E + 7.00% PIK	3/10/2027	0.0%	8,951	9,806	9,990
Hg Saturn Luchaco Limited(6) 2 More London Riverside, London SE1 2AP, United Kingdom	Diversified Financial Services	Unsecured facility	SA + 7.50% PIK	3/30/2026	0.0%	40,806	52,068	54,736
Hyland Software, Inc.(2) 28105 Clemens Road, Westlake, OH, 44145	Health Care Technology	First lien senior secured loan	S + 6.00%	9/19/2030	0.0%	85,243	84,099	84,817
Hyland Software, Inc.(8) 28105 Clemens Road, Westlake, OH, 44145	Health Care Technology	First lien senior secured revolving loan	S + 6.00%	9/19/2029	0.0%	—	(51)	(20)
Icefall Parent, Inc. (dba EngageSmart)(2) 30 Braintree Hill Office Park, Braintree, MA, 02184	Diversified Consumer Services	First lien senior secured loan	S + 6.50%	1/25/2030	0.0%	12,783	12,549	12,719
Icefall Parent, Inc. (dba EngageSmart)(8) 30 Braintree Hill Office Park, Braintree, MA, 02184	Diversified Consumer Services	First lien senior secured revolving loan	S + 6.50%	1/25/2030	0.0%	—	(22)	(6)
Illumio, Inc. 920 De Guigne Drive, Sunnyvale, CA, 94085	Systems Software	Series F Preferred Stock	N/A	N/A	0.0%	2,483,618	16,684	15,502
Illumio, Inc. 920 De Guigne Drive, Sunnyvale, CA, 94085	Systems Software	Common stock	N/A	N/A	0.0%	358,365	2,432	1,582
Indikami Bidco, LLC (dba IntegriChain)(2) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103	Health Care Technology	First lien senior secured loan	S + 6.50% (2.50% PIK)	12/19/2030	0.0%	60,676	59,419	59,765
Indikami Bidco, LLC (dba IntegriChain)(2)(8) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103	Health Care Technology	First lien senior secured revolving loan	S + 6.00%	6/20/2030	0.0%	2,155	2,037	2,066
Indikami Bidco, LLC (dba IntegriChain)(8) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103	Health Care Technology	First lien senior secured delayed draw term loan	S + 6.00%	12/19/2025	0.0%	—	(60)	—
Inovalon Holdings, Inc.(3) 4321 Collington Road, Bowie, MD, 20716	Health Care Technology	First lien senior secured loan	S + 6.25% (2.75% PIK)	11/24/2028	0.0%	150,106	147,801	148,230
Inovalon Holdings, Inc.(3) 4321 Collington Road, Bowie, MD, 20716	Health Care Technology	Second lien senior secured loan	S + 10.50% PIK	11/25/2033	0.0%	90,744	89,648	89,836
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC) 302 South 4th Street, Manhattan, KS, 66502	Application Software	LP Interest	N/A	N/A	0.0%	2,281	2,285	2,728
Integrity Marketing Acquisition, LLC(3) 1445 Ross Avenue, Dallas, TX, 75202	Insurance	First lien senior secured loan	S + 5.00%	8/25/2028	0.0%	47,297	47,058	47,053
Integrity Marketing Acquisition, LLC(8) 1445 Ross Avenue, Dallas, TX, 75202	Insurance	First lien senior secured delayed draw term loan	S + 5.00%	8/27/2026	0.0%	—	(21)	(21)
Integrity Marketing Acquisition, LLC(8) 1445 Ross Avenue, Dallas, TX, 75202	Insurance	First lien senior secured revolving loan	S + 5.00%	8/25/2028	0.0%	—	(7)	(7)
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(3) 800 Boulevard de Maisonneuve East , Montreal, Quebec H2L 4L8, Canada	Health Care Technology	First lien senior secured loan	S + 6.50%	8/21/2026	0.0%	154,281	153,537	150,423

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(3) 800 Boulevard de Maisonneuve East , Montreal, Quebec H2L 4L8, Canada	Health Care Technology	First lien senior secured revolving loan	S + 6.50%	8/21/2026	0.0%	10,847	10,784	10,576
Interoperability Bidco, Inc. (dba Lyniate)(2) 100 High Street, Boston, MA, 02110	Health Care Technology	First lien senior secured loan	S + 6.25%	3/27/2028	0.0%	87,240	86,962	85,932
Interoperability Bidco, Inc. (dba Lyniate)(3)(8) 100 High Street, Boston, MA, 02110	Health Care Technology	First lien senior secured revolving loan	S + 6.25%	3/27/2028	0.0%	2,112	2,105	2,011
Interoperability Bidco, Inc. (dba Lyniate)(8) 100 High Street, Boston, MA, 02110	Health Care Technology	First lien senior secured delayed draw term loan	S + 6.25%	6/30/2026	0.0%	—	—	(86)
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))(2) 203 North LaSalle Street, Chicago, IL, 60601	Food & Staples Retailing	First lien senior secured loan	S + 5.00%	12/1/2028	0.0%	24,353	24,353	24,353
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))(2)(8) 203 North LaSalle Street, Chicago, IL, 60601	Food & Staples Retailing	First lien senior secured revolving loan	S + 4.93%	12/1/2027	0.0%	846	846	846
Ivanti Software, Inc.(3) 10377 South Jordan Gateway, South Jordan, UT, 84095	Systems Software	Second lien senior secured loan	S + 7.25%	12/1/2028	0.0%	21,000	20,611	13,125
JS Parent, Inc. (dba Jama Software)(3) 135 Southwest Taylor Street, Portland, OR, 97204	Application Software	First lien senior secured loan	S + 5.00%	4/24/2031	0.0%	13,676	13,611	13,608
JS Parent, Inc. (dba Jama Software)(8) 135 Southwest Taylor Street, Portland, OR, 97204	Application Software	First lien senior secured revolving loan	S + 5.00%	4/24/2031	0.0%	—	(6)	(7)
JumpCloud, Inc. 361 Centennial Parkway, Louisville, CO, 80027	IT Services	Series B Preferred Stock	N/A	N/A	1.6%	756,590	4,531	823
JumpCloud, Inc. 361 Centennial Parkway, Louisville, CO, 80027	IT Services	Series F Preferred Stock	N/A	N/A	1.6%	6,679,245	40,017	29,235
Kajabi Holdings, LLC 17100 Laguna Canyon Road, Irvine, CA, 92603	Internet & Direct Marketing Retail	Senior Preferred Class D Units	N/A	N/A	2.2%	4,126,175	50,025	39,463
Kaseya Inc.(2)(8) 701 Brickell Avenue, Miami, FL, 33131	IT Services	First lien senior secured revolving loan	S + 5.50%	6/25/2029	0.0%	239	226	239
Kaseya Inc.(3) 701 Brickell Avenue, Miami, FL, 33131	IT Services	First lien senior secured loan	S + 5.50%	6/25/2029	0.0%	15,963	15,731	15,963
Kaseya Inc.(3)(8) 701 Brickell Avenue, Miami, FL, 33131	IT Services	First lien senior secured delayed draw term loan	S + 5.50%	6/23/2025	0.0%	184	176	184
Klarna Holding AB(3) Sveavägen 46, 111 34 Stockholm, Sweden	Consumer Finance	Subordinated Floating Rate Notes	S + 7.00%	4/19/2034	0.0%	32,667	32,667	32,667
Klaviyo, Inc. 125 Summer Street, Boston, MA, 02111	Internet & Direct Marketing Retail	Series B Common Stock	N/A	N/A	0.0%	1,198,270	40,018	42,395
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.) 701 Brickell Avenue, Miami, FL, 33131	IT Services	Perpetual Preferred Stock	S + 10.75% PIK	N/A	0.0%	7,500	9,488	9,632
KWOL Acquisition Inc. (dba Worldwide Clinical Trials) 600 Park Offices Drive, Research Triangle Park, NC, 27709	Health Care Providers & Services	Class A Interest	N/A	N/A	0.1%	159	1,585	1,585
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)(3)(8) 600 Park Offices Drive, Research Triangle Park, NC, 27709	Health Care Providers & Services	First lien senior secured revolving loan	S + 6.25%	12/12/2029	0.0%	367	317	352

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)(4) 600 Park Offices Drive, Research Triangle Park, NC, 27709	Health Care Providers & Services	First lien senior secured loan	S + 6.25%	12/12/2029	0.0%	21,526	21,143	21,419
Linked Store Cayman Ltd. (dba Nuvemshop) Alameda Vicente Pinzon, 173 173 - Vila Olimpia, São Paulo, Brazil	Internet & Direct Marketing Retail	Series E Preferred Stock	N/A	N/A	1.4%	19,499	42,496	36,862
Litera Bidco LLC(2) 300 South Riverside Plaza, Chicago, IL, 60606	Diversified Consumer Services	First lien senior secured loan	S + 5.00%	5/1/2028	0.0%	115,728	115,195	115,149
Litera Bidco LLC(2)(8) 300 South Riverside Plaza, Chicago, IL, 60606	Diversified Consumer Services	First lien senior secured delayed draw term loan	S + 5.00%	11/17/2026	0.0%	15,190	15,081	15,071
Litera Bidco LLC(8) 300 South Riverside Plaza, Chicago, IL, 60606	Diversified Consumer Services	First lien senior secured delayed draw term loan	S + 5.00%	5/17/2027	0.0%	—	—	—
Litera Bidco LLC(8) 300 South Riverside Plaza, Chicago, IL, 60606	Diversified Consumer Services	First lien senior secured revolving loan	S + 5.00%	5/1/2028	0.0%	—	(35)	(38)
LogRhythm, Inc.(3) 385 Interlocken Crescent, Broomfield, CO, 80021	Systems Software	First lien senior secured loan	S + 7.50%	7/2/2029	0.0%	4,750	4,613	4,608
LogRhythm, Inc.(8) 385 Interlocken Crescent, Broomfield, CO, 80021	Systems Software	First lien senior secured revolving loan	S + 7.50%	7/2/2029	0.0%	—	(14)	(14)
LSI Financing 1 DAC(8) Victoria Building, 1-2 Haddington Rd, Dublin D04 XN32, Ireland	Pharmaceuticals	Series 1 Notes	N/A	N/A	0.0%	15,217	15,300	16,370
Magnet Forensics, LLC (f/k/a Grayshift, LLC)(2) 931 Monroe Drive Northeast, Atlanta, GA, 30308	Application Software	First lien senior secured loan	S + 5.25%	7/6/2028	0.0%	27,832	27,799	27,832
Magnet Forensics, LLC (f/k/a Grayshift, LLC)(8) 931 Monroe Drive Northeast, Atlanta, GA, 30308	Application Software	First lien senior secured revolving loan	S + 5.25%	7/6/2028	0.0%	—	(6)	—
ManTech International Corporation(3) 2251 Corporate Park Drive, Herndon, VA, 20171	Aerospace & Defense	First lien senior secured loan	S + 5.00%	9/14/2029	0.0%	7,005	7,005	7,005
ManTech International Corporation(8) 2251 Corporate Park Drive, Herndon, VA, 20171	Aerospace & Defense	First lien senior secured delayed draw term loan	S + 5.00%	6/14/2025	0.0%	—	—	—
ManTech International Corporation(8) 2251 Corporate Park Drive, Herndon, VA, 20171	Aerospace & Defense	First lien senior secured revolving loan	S + 5.00%	9/14/2028	0.0%	—	—	—
MessageBird BidCo B.V.(2) Trompenburgstraat 2C, 1079 TX Amsterdam, Netherlands	Application Software	First lien senior secured loan	S + 6.75%	5/5/2027	0.0%	30,000	29,667	30,000
MessageBird Holding B.V. Trompenburgstraat 2C, 1079 TX Amsterdam, Netherlands	Application Software	Extended Series C Warrants	N/A	N/A	0.0%	191,530	1,174	207
MINDBODY, Inc.(3) 651 Tank Farm Road, San Luis Obispo, CA, 93401	Hotels, Restaurants & Leisure	First lien senior secured loan	S + 7.00%	9/30/2025	0.0%	72,962	72,893	72,962
MINDBODY, Inc.(8) 651 Tank Farm Road, San Luis Obispo, CA, 93401	Hotels, Restaurants & Leisure	First lien senior secured revolving loan	S + 7.00%	9/30/2025	0.0%	—	(4)	—
Minerva Holdco, Inc.(7) Boston Landing, Boston, MA, 02135	Health Care Technology	Senior A Preferred Stock	10.75% PIK	N/A	0.0%	50,000	65,573	64,008
Ministry Brands Holdings, LLC(2) 10133 Sherrill Boulevard, Knoxville, TN, 37932	Application Software	First lien senior secured loan	S + 5.50%	12/29/2028	0.0%	8,245	8,135	8,163

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Ministry Brands Holdings, LLC(8) 10133 Sherrill Boulevard, Knoxville, TN, 37932	Application Software	First lien senior secured revolving loan	S + 5.50%	12/30/2027	0.0%	—	(8)	(7)
Minotaur Acquisition, Inc. (dba Inspira Financial)(2) 2001 Spring Road, Oak Brook, IL, 60523	Diversified Financial Services	First lien senior secured loan	S + 5.00%	6/3/2030	0.0%	61,837	61,200	61,174
Minotaur Acquisition, Inc. (dba Inspira Financial)(8) 2001 Spring Road, Oak Brook, IL, 60523	Diversified Financial Services	First lien senior secured delayed draw term loan	S + 5.00%	5/10/2026	0.0%	—	(41)	(44)
Minotaur Acquisition, Inc. (dba Inspira Financial)(8) 2001 Spring Road, Oak Brook, IL, 60523	Diversified Financial Services	First lien senior secured revolving loan	S + 5.00%	6/3/2030	0.0%	—	(51)	(54)
Monotype Imaging Holdings Inc.(3) 600 Unicorn Park Drive, Woburn, MA, 01801	Media	First lien senior secured loan	S + 5.50%	2/28/2031	0.0%	58,808	58,393	58,514
Monotype Imaging Holdings Inc.(8) 600 Unicorn Park Drive, Woburn, MA, 01801	Media	First lien senior secured delayed draw term loan	S + 5.50%	2/27/2026	0.0%	—	(17)	—
Monotype Imaging Holdings Inc.(8) 600 Unicorn Park Drive, Woburn, MA, 01801	Media	First lien senior secured revolving loan	S + 5.50%	2/28/2030	0.0%	—	(50)	(37)
Neptune Holdings, Inc. (dba NexTech)(2) 4221 West Boy Scout Boulevard, Tampa, FL, 33607	Health Care Technology	First lien senior secured loan	S + 5.75%	8/30/2030	0.0%	4,379	4,281	4,357
Neptune Holdings, Inc. (dba NexTech)(8) 4221 West Boy Scout Boulevard, Tampa, FL, 33607	Health Care Technology	First lien senior secured revolving loan	S + 5.75%	8/31/2029	0.0%	—	(12)	(3)
NMI Acquisitionco, Inc. (dba Network Merchants)(2) 1450 American Lane, Schaumburg, IL, 60173	Diversified Financial Services	First lien senior secured loan	S + 5.00%	9/6/2028	0.0%	24,418	24,327	24,418
NMI Acquisitionco, Inc. (dba Network Merchants)(8) 1450 American Lane, Schaumburg, IL, 60173	Diversified Financial Services	First lien senior secured revolving loan	S + 5.50%	9/6/2028	0.0%	—	(4)	—
Nylas, Inc. 944 Market Street, San Francisco, CA, 94102	Application Software	Series C Preferred Stock	N/A	N/A	3.2%	2,088,467	15,009	4,170
Oranje Holdco, Inc. (dba KnowBe4)(3) 33 North Garden Avenue, Clearwater, FL, 33755	Systems Software	First lien senior secured loan	S + 7.50%	2/1/2029	0.0%	12,818	12,667	12,818
Oranje Holdco, Inc. (dba KnowBe4)(3) 33 North Garden Avenue, Clearwater, FL, 33755	Systems Software	First lien senior secured loan	S + 7.25%	2/1/2029	0.0%	5,371	5,322	5,317
Oranje Holdco, Inc. (dba KnowBe4)(8) 33 North Garden Avenue, Clearwater, FL, 33755	Systems Software	First lien senior secured revolving loan	S + 7.50%	2/1/2029	0.0%	—	(17)	—
Par Technology Corporation(3) 8383 Seneca Turnpike, New Hartford, NY, 13413	Hotels, Restaurants & Leisure	First lien senior secured loan	S + 5.00%	7/5/2029	0.0%	19,286	18,996	18,985
Paradigmatic Holdco LLC (dba Pluralsight) 42 Future Way, Draper, UT, 84020	IT Services	Common stock	N/A	N/A	0.0%	10,119	26,850	26,850
PDI TA Holdings, Inc.(3) 11675 Rainwater Drive, Alpharetta, GA, 30009	Multiline Retail	First lien senior secured loan	S + 5.25%	2/3/2031	0.0%	9,011	8,886	8,921
PDI TA Holdings, Inc.(8) 11675 Rainwater Drive, Alpharetta, GA, 30009	Multiline Retail	First lien senior secured delayed draw term loan	S + 5.25%	2/2/2026	0.0%	—	(19)	(10)
PDI TA Holdings, Inc.(8) 11675 Rainwater Drive, Alpharetta, GA, 30009	Multiline Retail	First lien senior secured revolving loan	S + 5.50%	2/3/2031	0.0%	—	(12)	(9)
Peraton Corp.(3) 1875 Explorer Street, Reston, VA, 20190	Aerospace & Defense	Second lien senior secured loan	S + 7.75%	2/1/2029	0.0%	84,551	83,725	79,165

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
PetVet Care Centers, LLC(2) One Gorham Island Road, Westport, CT, 06880	Health Care Providers & Services	First lien senior secured loan	S + 6.00%	11/15/2030	0.0%	38,956	38,601	38,177
PetVet Care Centers, LLC(8) One Gorham Island Road, Westport, CT, 06880	Health Care Providers & Services	First lien senior secured delayed draw term loan	S + 6.00%	11/17/2025	0.0%	—	(22)	(51)
PetVet Care Centers, LLC(8) One Gorham Island Road, Westport, CT, 06880	Health Care Providers & Services	First lien senior secured revolving loan	S + 6.00%	11/15/2029	0.0%	—	(48)	(107)
Ping Identity Holding Corp.(3) 1001 17th Street, Denver, CO, 80202	Systems Software	First lien senior secured loan	S + 4.75%	10/17/2029	0.0%	4,156	4,146	4,156
Ping Identity Holding Corp.(8) 1001 17th Street, Denver, CO, 80202	Systems Software	First lien senior secured revolving loan	S + 4.75%	10/17/2028	0.0%	—	(1)	—
Pluralsight, LLC(3) 42 Future Way, Draper, UT, 84020	IT Services	First lien senior secured loan	S + 4.50% (1.50% PIK)	8/22/2029	0.0%	30,357	30,357	30,357
Pluralsight, LLC(3) 42 Future Way, Draper, UT, 84020	IT Services	First lien senior secured loan	S + 7.50% PIK	8/22/2029	0.0%	30,357	30,357	30,357
Pluralsight, LLC(8) 42 Future Way, Draper, UT, 84020	IT Services	First lien senior secured delayed draw term loan	S + 4.50%	8/22/2029	0.0%	—	—	—
Pluralsight, LLC(8) 42 Future Way, Draper, UT, 84020	IT Services	First lien senior secured revolving loan	S + 4.50%	8/22/2029	0.0%	—	—	—
Project Alpine Co-Invest Fund, LP 1450 Brickell Avenue, Miami, FL, 33131	Application Software	LP Interest	N/A	N/A	0.0%	3,644	3,646	4,306
Project Hotel California Co-Invest Fund, L.P. 11120 Four Points Drive, Austin, TX, 78726	Systems Software	LP Interest	N/A	N/A	0.0%	2,685	2,687	3,053
Project Power Buyer, LLC (dba PEC-Veriforce)(3) 233 General Patton Avenue, Mandeville, LA, 70471	Energy Equipment & Services	First lien senior secured loan	S + 6.75%	5/14/2026	0.0%	51,572	51,365	51,572
Project Power Buyer, LLC (dba PEC-Veriforce)(8) 233 General Patton Avenue, Mandeville, LA, 70471	Energy Equipment & Services	First lien senior secured revolving loan	S + 7.00%	5/14/2025	0.0%	—	(5)	—
Pye-Barker Fire & Safety, LLC(3) 2500 Northwinds Parkway, Alpharetta, GA, 30009	Commercial Services & Supplies	First lien senior secured loan	S + 4.50%	5/26/2031	0.0%	14,138	14,070	14,067
Pye-Barker Fire & Safety, LLC(3)(8) 2500 Northwinds Parkway, Alpharetta, GA, 30009	Commercial Services & Supplies	First lien senior secured delayed draw term loan	S + 4.50%	5/24/2026	0.0%	779	745	743
Pye-Barker Fire & Safety, LLC(3)(8) 2500 Northwinds Parkway, Alpharetta, GA, 30009	Commercial Services & Supplies	First lien senior secured revolving loan	S + 4.50%	5/24/2030	0.0%	341	328	327
QAD, Inc.(2) 100 Innovation Place, Santa Barbara, CA, 93108	Industrial Conglomerates	First lien senior secured loan	S + 4.75%	11/5/2027	0.0%	88,393	88,394	88,393
QAD, Inc.(8) 100 Innovation Place, Santa Barbara, CA, 93108	Industrial Conglomerates	First lien senior secured revolving loan	S + 4.75%	11/5/2027	0.0%	—	—	—
RealPage, Inc.(2) 2201 Lakeside Boulevard, Richardson, TX, 75082	Real Estate Management & Development	Second lien senior secured loan	S + 6.50%	4/23/2029	0.0%	52,500	51,983	50,285
Relativity ODA LLC(2) 231 South LaSalle Street, Chicago, IL, 60604	Diversified Consumer Services	First lien senior secured loan	S + 4.50%	5/14/2029	0.0%	92,129	91,765	91,752

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Relativity ODA LLC(8) 231 South LaSalle Street, Chicago, IL, 60604	Diversified Consumer Services	First lien senior secured revolving loan	S + 4.50%	5/14/2029	0.0%	—	(31)	(32)
Replicated, Inc 8605 Santa Monica Boulevard, West Hollywood, CA, 90069.	IT Services	Series C Preferred Stock	N/A	N/A	4.0%	1,277,832	20,008	10,502
Revolut Ribbit Holdings, LLC 7 Westferry Circus, London E14 4HB, United Kingdom	Diversified Financial Services	LLC Interest	N/A	N/A	0.0%	75,031	75,262	106,443
RL Datix Holdings (USA), Inc.(3) 311 South Wacker Drive, Chicago, IL, 60606	Health Care Technology	First lien senior secured loan	S + 5.50%	4/30/2031	0.0%	48,700	48,236	48,213
RL Datix Holdings (USA), Inc.(6) 311 South Wacker Drive, Chicago, IL, 60606	Health Care Technology	First lien senior secured GBP term loan	SA + 5.50%	4/30/2031	0.0%	22,553	27,900	29,949
RL Datix Holdings (USA), Inc.(8) 311 South Wacker Drive, Chicago, IL, 60606	Health Care Technology	First lien senior secured delayed draw term loan	S + 5.50%	4/30/2027	0.0%	—	—	—
RL Datix Holdings (USA), Inc.(8) 311 South Wacker Drive, Chicago, IL, 60606	Health Care Technology	First lien senior secured revolving loan	S + 5.50%	10/30/2030	0.0%	—	(90)	(96)
Romulus Intermediate Holdings 1 Inc. (dba PetVet Care Centers)(7) One Gorham Island Road, Westport, CT, 06880	Health Care Providers & Services	Series A Preferred Stock	15.00% PIK	N/A	0.0%	4,419	4,858	4,799
Rubrik, Inc.(3) 3495 Deer Creek Road, Palo Alto, CA, 94304	Systems Software	First lien senior secured loan	S + 7.00%	8/17/2028	0.0%	10,394	10,284	10,394
Rubrik, Inc.(3)(8) 3495 Deer Creek Road, Palo Alto, CA, 94304	Systems Software	First lien senior secured delayed draw term loan	S + 7.00%	6/9/2028	0.0%	1,192	1,179	1,192
SailPoint Technologies Holdings, Inc.(3) 11120 Four Points Drive, Austin, TX, 78726	Systems Software	First lien senior secured loan	S + 6.00%	8/16/2029	0.0%	45,640	44,898	45,526
SailPoint Technologies Holdings, Inc.(8) 11120 Four Points Drive, Austin, TX, 78726	Systems Software	First lien senior secured revolving loan	S + 6.00%	8/16/2028	0.0%	—	(56)	(11)
Salinger Bidco Inc. (dba Surgical Information Systems)(3) 8000 Avalon Boulevard, Alpharetta, GA, 30009	Health Care Technology	First lien senior secured loan	S + 5.75%	8/1/2031	0.0%	12,188	12,008	12,005
Salinger Bidco Inc. (dba Surgical Information Systems)(8) 8000 Avalon Boulevard, Alpharetta, GA, 30009	Health Care Technology	First lien senior secured delayed draw term loan	S + 5.75%	8/3/2026	0.0%	—	(9)	(9)
Salinger Bidco Inc. (dba Surgical Information Systems)(8) 8000 Avalon Boulevard, Alpharetta, GA, 30009	Health Care Technology	First lien senior secured revolving loan	S + 5.75%	5/1/2031	0.0%	—	(21)	(21)
Saturn Ultimate, Inc. 1180 West Peachtree Street Northwest, Atlanta, GA, 30309	Application Software	Common stock	N/A	N/A	2.6%	5,580,593	25,008	51,050
Securiti, Inc. 300 Santana Row, San Jose, CA, 95128	Systems Software	Series C Preferred Shares	N/A	N/A	3.5%	2,525,571	20,016	20,000
Securonix, Inc.(3) 5080 Spectrum Drive, Addison, TX, 75001	Systems Software	First lien senior secured loan	S + 7.00%	4/5/2028	0.0%	19,774	19,644	17,401
Securonix, Inc.(3)(8) 5080 Spectrum Drive, Addison, TX, 75001	Systems Software	First lien senior secured revolving loan	S + 7.00%	4/5/2028	0.0%	80	59	(347)
Signifyd Inc.(7) 99 Almaden Boulevard, San Jose, CA, 95113	Internet & Direct Marketing Retail	Preferred equity	9.00% PIK	4/8/2030	6.6%	2,755,121	133,177	121,215
Simpler Postage, Inc. (dba Easypost) 2889 Ashton Boulevard, Lehi, UT, 84043	Application Software	Warrants	N/A	N/A	0.0%	65,694	827	827

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Simpler Postage, Inc. (dba Easypost)(2) 2889 Ashton Boulevard, Lehi, UT, 84043	Application Software	First lien senior secured loan	S + 7.00%	6/11/2029	0.0%	18,803	17,878	17,863
Simpler Postage, Inc. (dba Easypost)(8) 2889 Ashton Boulevard, Lehi, UT, 84043	Application Software	First lien senior secured delayed draw term loan	S + 7.00%	6/11/2026	0.0%	—	(32)	(25)
Simpler Postage, Inc. (dba Easypost)(8) 2889 Ashton Boulevard, Lehi, UT, 84043	Application Software	First lien senior secured delayed draw term loan	S + 8.00%	6/11/2026	0.0%	—	—	—
SimpliSafe Holding Corporation(2) 100 Summer Street, Boston, MA, 02108	Commercial Services & Supplies	First lien senior secured loan	S + 6.25%	5/2/2028	0.0%	907	895	907
Sitecore Holding III A/S 101 California Street, San Francisco, CA, 94111	Systems Software	First lien senior secured EUR term loan	E + 3.50%	3/12/2029	0.0%	54,773	57,408	61,130
Sitecore Holding III A/S(3) 101 California Street, San Francisco, CA, 94111	Systems Software	First lien senior secured loan	S + 3.50%	3/12/2029	0.0%	9,358	9,298	9,358
Sitecore USA, Inc.(3) 101 California Street, San Francisco, CA, 94111	Systems Software	First lien senior secured loan	S + 3.50%	3/12/2029	0.0%	56,419	56,059	56,419
SLA Eclipse Co-Invest, L.P. 3601 Walnut Street, Denver, CO, 80205	Diversified Consumer Services	LP Interest	N/A	N/A	0.9%	15,000	15,256	17,010
Smarsh Inc.(3) 851 Southwest 6th Avenue, Portland, OR, 97204	Diversified Financial Services	First lien senior secured loan	S + 5.75%	2/16/2029	0.0%	44,190	43,880	44,190
Smarsh Inc.(3)(8) 851 Southwest 6th Avenue, Portland, OR, 97204	Diversified Financial Services	First lien senior secured delayed draw term loan	S + 5.75%	2/18/2025	0.0%	5,524	5,450	5,524
Smarsh Inc.(8) 851 Southwest 6th Avenue, Portland, OR, 97204	Diversified Financial Services	First lien senior secured revolving loan	S + 5.75%	2/16/2029	0.0%	—	(3)	—
Space Exploration Technologies Corp. 1 Rocket Road, Hawthorne, CA, 90250	Aerospace & Defense	Class A Common Stock	N/A	N/A	0.0%	419,311	23,013	46,963
Space Exploration Technologies Corp. 1 Rocket Road, Hawthorne, CA, 90250	Aerospace & Defense	Class C Common Stock	N/A	N/A	0.0%	84,250	4,011	9,436
Storable, Inc.(2) 10900 Research Boulevard, Austin, TX, 78759	Equity Real Estate Investment Trusts (REITs)	First lien senior secured loan	S + 3.50%	4/17/2028	0.0%	4,974	4,943	4,983
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand, Inc.)(7) 1601 Cloverfield Boulevard, Santa Monica, CA, 90404	Professional Services	Series A Preferred Stock	10.50% PIK	N/A	0.0%	28,000	36,462	31,886
Talon MidCo 2 Limited(2) 10 Summer Street, Boston, MA, 02110	Systems Software	First lien senior secured loan	S + 6.95%	8/25/2028	0.0%	2,700	2,662	2,700
Talon MidCo 2 Limited(8) 10 Summer Street, Boston, MA, 02110	Systems Software	First lien senior secured revolving loan	S + 7.00%	8/25/2028	0.0%	—	(2)	—
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(3) 3207 Grey Hawk Court, Carlsbad, CA, 92010	Application Software	First lien senior secured loan	S + 5.75%	3/13/2028	0.0%	12,148	11,983	12,056
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(8) 3207 Grey Hawk Court, Carlsbad, CA, 92010	Application Software	First lien senior secured revolving loan	S + 5.75%	3/13/2028	0.0%	—	(19)	(13)
TG THERAPEUTICS, INC.(3) 3020 Carrington Mill Boulevard, Morrisville, NC, 27560	Pharmaceuticals	First lien senior secured loan	S + 5.50%	8/2/2029	0.0%	12,500	12,409	12,406

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Thunder Purchaser, Inc. (dba Vector Solutions)(3) 4890 West Kennedy Boulevard, Tampa, FL, 33609	Professional Services	First lien senior secured loan	S + 5.50%	6/30/2028	0.0%	139,757	138,909	139,757
Thunder Purchaser, Inc. (dba Vector Solutions)(3)(8) 4890 West Kennedy Boulevard, Tampa, FL, 33609	Professional Services	First lien senior secured revolving loan	S + 5.50%	6/30/2027	0.0%	9,112	9,051	9,112
Thunder Topco L.P. (dba Vector Solutions) 4890 West Kennedy Boulevard, Tampa, FL, 33609	Professional Services	Common Units	N/A	N/A	0.7%	7,857,410	7,857	8,819
TK Operations Ltd (dba Travelperk, Inc.)(7) Carrer dels Almogàvers, 154-164 08018, Barcelona, Spain	Professional Services	First lien senior secured loan	11.50% PIK	5/1/2029	0.0%	21,520	19,827	19,798
TravelPerk, Inc. Carrer dels Almogàvers, 154-164 08018, Barcelona, Spain	Professional Services	Warrants	N/A	N/A	0.0%	71,940	1,411	1,411
Velocity HoldCo III Inc. (dba VelocityEHS)(3) 222 Merchandise Mart Plaza, Chicago, IL, 60654	Application Software	First lien senior secured loan	S + 5.75%	4/22/2027	0.0%	40,312	39,866	40,312
Velocity HoldCo III Inc. (dba VelocityEHS)(8) 222 Merchandise Mart Plaza, Chicago, IL, 60654	Application Software	First lien senior secured revolving loan	S + 5.50%	4/22/2026	0.0%	—	(17)	—
VEPF Torreys Aggregator, LLC (dba MINDBODY, Inc.)(7) 651 Tank Farm Road, San Luis Obispo, CA, 93401	Hotels, Restaurants & Leisure	Series A Preferred Stock	9.00% PIK	N/A	0.0%	25,000	29,446	30,109
Vestwell Holdings, Inc 360 Madison Avenue, New York, NY, 10017.	Professional Services	Series D Preferred Stock	N/A	N/A	0.3%	152,175	3,020	3,000
Walker Edison Furniture Company LLC(3) 1553 West 9000 South, West Jordan, UT, 84088	Internet & Direct Marketing Retail	First lien senior secured loan	S + 6.75% PIK	3/31/2027	0.0%	11,996	9,398	4,619
Walker Edison Furniture Company LLC(3) 1553 West 9000 South, West Jordan, UT, 84088	Internet & Direct Marketing Retail	First lien senior secured revolving loan	S + 6.75% PIK	3/31/2027	0.0%	4,495	4,495	3,090
Walker Edison Furniture Company LLC(3)(8) 1553 West 9000 South, West Jordan, UT, 84088	Internet & Direct Marketing Retail	First lien senior secured delayed draw term loan	S + 6.75% PIK	3/31/2027	0.0%	2,677	2,584	893
Walker Edison Holdco LLC 1553 West 9000 South, West Jordan, UT, 84088	Internet & Direct Marketing Retail	Common Units	N/A	N/A	11.2%	98,319	9,500	—
When I Work, Inc.(3) 420 North 5th Street, Minneapolis, MN, 55401	Professional Services	First lien senior secured loan	S + 7.00% PIK	11/2/2027	0.0%	35,667	35,493	34,597
When I Work, Inc.(8) 420 North 5th Street, Minneapolis, MN, 55401	Professional Services	First lien senior secured revolving loan	S + 6.00%	11/2/2027	0.0%	—	(29)	(168)
WMC Bidco, Inc. (dba West Monroe)(10) 222 West Adams Street, Chicago, IL, 60606	IT Services	Senior Preferred Stock	11.25% PIK	N/A	0.0%	57,231	78,213	75,472
WP Irving Co-Invest, L.P. 11511 Reed Hartman Highway, Blue Ash, OH, 45241	Health Care Technology	Partnership Units	N/A	N/A	0.0%	1,250,000	976	1,276
XOMA Corporation 2200 Powell Street, Emeryville, CA, 94608	Pharmaceuticals	Warrants	N/A	N/A	0.0%	12,000	82	148
XPLOR T1, LLC(3) 11330 Olive Boulevard, Creve Coeur, MO, 63141	Application Software	First lien senior secured loan	S + 4.25%	6/24/2031	0.0%	5,000	4,976	5,025
XRL 1 LLC (dba XOMA)(7) 2200 Powell Street, Emeryville, CA, 94608	Pharmaceuticals	First lien senior secured loan	9.88%	12/15/2038	0.0%	12,310	12,092	12,125
XRL 1 LLC (dba XOMA)(7)(8) 2200 Powell Street, Emeryville, CA, 94608	Pharmaceuticals	First lien senior secured delayed draw term loan	9.88%	12/31/2025	0.0%	—	(14)	(15)
Zendesk, Inc.(3) 989 Market Street, San Francisco, CA, 94103	Application Software	First lien senior secured loan	S + 5.00%	11/22/2028	0.0%	53,033	52,260	53,033

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Zendesk, Inc.(8) 989 Market Street, San Francisco, CA, 94103	Application Software	First lien senior secured delayed draw term loan	S + 5.00%	11/22/2025	0.0%	—	(332)	—
Zendesk, Inc.(8) 989 Market Street, San Francisco, CA, 94103	Application Software	First lien senior secured revolving loan	S + 5.00%	11/22/2028	0.0%	—	(73)	—
Zoro TopCo, Inc.(7) 989 Market Street, San Francisco, CA, 94103	Application Software	Series A Preferred Equity	12.50% PIK	N/A	0.0%	7,114	8,717	8,940
Zoro TopCo, L.P. 989 Market Street, San Francisco, CA, 94103	Application Software	Class A Common Units	N/A	N/A	0.0%	592,872	5,929	6,455
__________________
(1)Unless otherwise indicated, loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “S”, which can include one-, three- or six-month SOFR), Euro Interbank Offered Rate (“EURIBOR” or “E”, which can include three- or six-month EURIBOR), or Sterling Overnight Interbank Average Rate (“SONIA” or “SA”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(2)The interest rate on these loans is subject to 1 month SOFR, which as of September 30, 2024 was 4.85%.
(3)The interest rate on these loans is subject to 3 month SOFR, which as of September 30, 2024 was 4.59%.
(4)The interest rate on these loans is subject to 6 month SOFR, which as of September 30, 2024 was 4.25%.
(5)The interest rate on this loan is subject to 3 month EURIBOR, which as of September 30, 2024 was 3.28%.
(6)The interest rate on this loan is subject to SONIA, which as of September 30, 2024 was 4.95%.
(7)Contains a fixed-rate structure.
(8)Position or portion thereof is an unfunded loan or equity commitment. See Note 7 “Commitments and Contingencies” in the consolidated financial statements in our most recent Quarterly Report on Form 10-Q.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF OTF
OTF has entered into the OTF Investment Advisory Agreement and the OTF Administration Agreement with OTF Adviser. Pursuant to the OTF Investment Advisory Agreement, OTF pays OTF Adviser a base management fee and an incentive fee. Pursuant to the OTF Administration Agreement, OTF will reimburse OTF Adviser for expenses necessary to perform services related to OTF’s administration and operations. In addition, OTF Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees from portfolio companies.
OTF Adviser is affiliated with the Blue Owl Credit Advisers, which are also registered investment advisers. OTF’s executive officers, certain of OTF’s directors and certain other finance professionals of Blue Owl also serve as executives of the Blue Owl Credit Advisers and certain of OTF’s officers and directors and professionals of Blue Owl, and the Blue Owl Credit Advisers are officers of Blue Owl Securities LLC. In addition, OTF’s executive officers and directors and the members of OTF Adviser and members of its Technology Lending Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as OTF does (including the Blue Owl Credit Advisers) including serving on their respective investment committees and/or on the investment committees of investments funds, accounts or other investment vehicles managed by OTF’s affiliates which may have investment objective similar to OTF’s investment objective. At times OTF may compete with these other entities managed by the other Blue Owl Credit Advisers, including the Blue Owl Credit Clients, for capital and investment opportunities. As a result, OTF may not be given the opportunity to participate in certain investments made by the Blue Owl Credit Clients. This can create a potential conflict when allocating investment opportunities among OTF and such other Blue Owl Credit Clients. An investment opportunity that is suitable for multiple clients of the Blue Owl Credit Advisers may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for OTF Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act.
Allocation of Investment Opportunities
The Blue Owl Credit Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of OTF Adviser or its affiliates is disadvantaged in relation to any other client of OTF Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Blue Owl Credit Advisers intend to allocate common expenses among OTF and other clients of OTF Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the OTF Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the OTF Investment Advisory Agreement.
The Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When OTF engages in co-investments as permitted by the exemptive relief described below, OTF will do so in a manner consistent with the Blue Owl Credit Advisers’ allocation policy. In situations where co-investment with other entities managed by OTF Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Blue Owl Credit Advisers (including executive officers of OTF Adviser) along with other officers and employees, will need to decide whether OTF or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Blue Owl Credit Advisers’ investment allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

The Blue Owl Credit Advisers’ allocation policy is designed to manage the potential conflicts of interest between OTF Adviser’s fiduciary obligations to OTF and OTF Adviser’s or its affiliates’ similar fiduciary obligations to other clients, including the Blue Owl Credit Clients; however, there can be no assurance that the Blue Owl Credit Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to OTF. Not all conflicts of interest can be expected to be resolved in OTF’s favor.
The allocation of investment opportunities among OTF and any of the other investment funds sponsored or accounts managed by OTF Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Blue Owl Credit Advisers investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by OTF or another investment fund or account) is suitable for OTF or another investment fund or account including the Blue Owl Credit Clients. In making this assessment, the Blue Owl Credit Advisers may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and NAV of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Blue Owl Credit Advisers may afford prior decisions precedential value.
Pursuant to the Blue Owl Credit Advisers’ allocation policy, if, through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Blue Owl Credit Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.
Certain allocations may be more advantageous to OTF relative to one or all of the other investment funds, or vice versa. While the Blue Owl Credit Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that OTF’s actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which OTF Adviser may be subject did not exist.
Co-Investment Opportunities
OTF relies on an order for exemptive relief (as amended, the “Order”) that has been granted by the SEC to OCA and certain of its affiliates to co-invest with other funds managed by OTF Adviser or certain affiliates in a manner consistent with OTF’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, OTF generally is permitted to co-invest with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of OTF’s Independent Directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to OTF and OTF Shareholders and do not involve overreaching by OTF or OTF Shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of OTF Shareholders and is consistent with OTF’s investment objective and strategies, (3) the investment by OTF’s affiliates would not disadvantage OTF, and OTF’s participation would not be on a basis different from or less advantageous than that on which OTF’s affiliates are investing, and (4) the proposed investment by OTF would not benefit OTF Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act.
In addition, OTF has received an amendment to the Order which permits OTF to participate in follow-on investments in OTF’s existing portfolio companies with certain affiliates that are private funds if such private funds did not have an investment in such existing portfolio company held by OTF. The Blue Owl Credit Advisers’ investment allocation policy incorporates the conditions of the Order. As a result of the Order, there could be significant overlap in OTF’s investment portfolio and the investment portfolio of the Blue Owl Credit Clients that could avail themselves of the exemptive relief and that have an investment objective similar to OTF’s.
Review, Approval or Ratification of Transactions with Related Persons
The Audit Committee of the OTF Board (the “OTF Audit Committee”) is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).
License Agreement
OTF has entered into a license agreement (the “OTF License Agreement”), pursuant to which an affiliate of Blue Owl has granted OTF a non-exclusive license to use the name “Blue Owl.” Under the OTF License Agreement, OTF has a right to use the Blue Owl name for so long as OTF Adviser or one of its affiliates remains OTF’s investment adviser. Other than with respect to this limited license, OTF has no legal right to the “Blue Owl” name or logo.
Material Non-Public Information
OTF’s senior management, members of OTF Adviser’s Technology Lending Investment Committee and other investment professionals from OTF Adviser may serve as directors of, or in a similar capacity with, companies in which OTF invests or in which OTF is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict OTF’s ability to buy or sell the securities of such company under the policies of OTF or applicable law.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF OTF
The following table sets forth, as of November 18, 2024, the beneficial ownership information of each current OTF director, as well as OTF’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of OTF Common Stock, and the OTF executive officers and directors as a group. Percentage of beneficial ownership is based on 212,157,936 shares of OTF Common Stock outstanding as of November 18, 2024.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the securities. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth the beneficial ownership according to information furnished to OTF by such persons or publicly available filings. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of OTF Common Stock is based upon filings by such persons with the SEC and other information obtained from such persons of each current OTF director, the nominees for director, OTF’s executive officers, the OTF executive officers and directors as a group, and each person known to OTF to beneficially own 5% or more of the outstanding shares of OTF Common Stock.
To OTF’s knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to shares of OTF Common Stock beneficially owned by such OTF Shareholder. The address of all OTF executive officers and directors is c/o Blue Owl Technology Finance Corp., 399 Park Avenue, New York, NY 10022.

Name (Company or Companies)	Number of Shares of OTF Common Stock Owned Beneficially	Percentage of OTF Common Stock Outstanding	Pro Forma Percentage of OTF Common Stock Outstanding(1)
5% Holders
Regents of the University of California(2)	25,239,104	11.9%	11.4%
Interested Director:
Craig W. Packer	—	—	—
Independent Directors:
Edward D’Alelio	41,725	*	*
Eric Kaye	—	—	—
Christopher M. Temple	—	—	—
Melissa Weiler	—	—	—
Victor Woolridge	—	—	—
Executive Officers:
Erik Bissonnette	56,522	*	*
Karen Hager	—	—	—
Jonathan Lamm	5,443	*	*
Neena A. Reddy	—	—	—
Matthew Swatt	—	*	*
Shari Withem	—	—	—
Jennifer McMillon	—	—	—
All Executive Officers and Directors as a Group (13 persons)	103,690	*	*
__________________
*Less than 1%
(1)Pro forma percentage of ownership is based on 370,522,939 shares of OTF Common Stock expected to be outstanding immediately following completion of the Mergers based on the number of issued and outstanding shares of OTF Common Stock and OTF II Common Stock as of November 18, 2024 and the NAV per share of OTF Common Stock and the NAV per share of OTF II Common Stock on such date, and includes shares of OTF Common Stock that may be exchanged for shares of OTF II Common Stock in accordance with the terms of the Merger Agreement.
(2)Includes 12,619,552 shares held by The Regents of the University of California, as Trustee for the University of California Retirement Plan and 12,619,552 shares held by The Regents of the University of California. The address of Regents of the University of California is 1111 Broadway, 21st Floor, Oakland, CA 94607. Pro forma ownership is inclusive of 18,491,623 shares of OTF II Common Stock. See “Control Persons and Principal Shareholders of OTF II.”
The following table sets forth, as of November 18, 2024 the dollar range of OTF’s equity securities that is beneficially owned by each of the current directors of OTF.

Name of Director	Dollar Range of Equity Securities Beneficially Owned in OTF(1)(2)
Interested Director:
Craig W. Packer	None
Independent Directors:
Edward D’Alelio	Over $100,000
Eric Kaye	None
Christopher M. Temple	None
Melissa Weiler	None
Victor Woolridge	None
__________________
(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)The dollar range of equity securities of OTF beneficially owned by directors of OTF, if applicable, is calculated by multiplying the NAV per share of OTF Common Stock as of September 30, 2024, which was $16.95, by the number shares of OTF Common Stock beneficially owned.

MANAGEMENT OF OTF AND OTF II
The business and affairs of each of OTF and OTF II are managed under the direction of its respective board of directors. The responsibilities of each of the OTF Board and the OTF II Board include, among other things, the oversight of each of OTF’s investment activities and OTF II’s investment activities. Each of the OTF Board and the OTF II Board consist of six members, five of whom are not “interested persons” of OTF or OTF II, as applicable or the Advisers, as applicable, as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by each of the OTF Board and the OTF II Board. The OTF Board elects OTF’s executive officers, who serve at the discretion of the OTF Board. The OTF II Board elects OTF II’s executive officers, who serve at the discretion of the OTF II Board.
Board of Directors
Under the Current OTF Charter and the Amended OTF Charter, OTF’s directors are divided into three classes, and under the OTF II Charter, OTF II’s directors are divided into three classes. Each class of OTF’s directors holds office for a three-year term and each class of OTF II’s directors hold office for a three-year term. At each annual meeting of shareholders of OTF and OTF II, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. The OTF Board met eighteen times during the fiscal year ended December 31, 2023 and acted on various occasions by written consent. The OTF II Board met nineteen times during the fiscal year ended December 31, 2023 and acted on various occasions by written consent.

Directors
The OTF Board and the OTF II Board have the same directors. Information regarding the members of the OTF Board and OTF II Board is as follows:

Name, Address, and Age(1)	Position(s) held with OTF and OTF II	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Directors
Eric Kaye, 61	Director	Founder of Kayezen, LLC	Class II Director of OTF since 2018; Term expires in 2026	7	•OBDC •OBDC II •OBDE •OCIC •OTIC
			Class II Director of OTF II since 2021; Term expires in 2026
Victor Woolridge, 67	Director	Managing Director, Barings Real Estate Advisers, LLC	Class II Director of OTF since 2021, Term expires in 2026	7	•OBDC •OBDC II •OBDE •OCIC •OTIC
			Class II Director of OTF II since 2021; Term expires in 2026
Christopher M. Temple, 57	Director	President of DelTex Capital LLC	Class III Director of OTF since 2018; Term expires in 2027	7	•OBDC •OBDC II •OBDE •OCIC •OTIC
			Class III Director of OTF II since 2021; Term expires in 2027
Melissa Weiler, 60	Director	Private Investor Managing Director and member of the Management Committee of Crescent Capital Group	Class III Director of OTF since 2021; Term expires in 2027 Class III Director of OTF II since 2021; Term expires in 2027	7	•OBDC •OBDC II •OBDE •OCIC •OTIC •Jefferies Financial Group, Inc.
Edward D’Alelio, 72	Chairman of the Board, Director	Retired	Class I Director of OTF since 2018; Term expires in 2025 Class II Director of OTF II since 2021; Term expires in 2025	7	•OBDC •OBDC II •OBDE •OCIC •OTIC •Blackstone/GS O Long Short Credit Fund •Blackstone/GS O Sen. Flt Rate Fund
Interested Director(4)
Craig W. Packer, 58	Chief Executive Officer and Director	Co-Founder of Blue Owl Capital Partners	Class I Director of OTF since 2018; Term expires in 2025	7	•OBDC •OBDC II •OBDE •OCIC •OTIC •Blue Owl
		Co-President of Blue Owl	Class I Director of OTF II since 2021; Term expires in 2025
		Co-Chief Investment Officer of each of the Blue Owl Credit Advisers
		Chief Executive Officer of each of the Blue Owl BDCs
__________________
(1)The address for each of OTF’s directors is c/o Blue Owl Technology Finance Corp., 399 Park Avenue, New York, New York 10022. The address for each of OTF II’s directors is c/o Blue Owl Technology Finance Corp. II, 399 Park Avenue, New York, New York 10022.
(2)Directors serve for three-year terms and until their successors are duly elected and qualified.
(3)The term “Fund Complex” refers to the Blue Owl BDCs. Directors and officers who oversee the funds in the Fund Complex are noted.
(4)“Interested person” of OTF and OTF II as defined in Section 2(a)(19) of the1940 Act. Mr. Packer is an “interested person” because of his affiliation with OTF Adviser and OTF II Adviser.

Executive Officers Who Are Not Directors
The OTF Board and the OTF II Board have the same officers who are not directors. Information regarding officers of OTF and OTF II who are not directors is as follows:

Name	Age	Position
Erik Bissonnette	45	President
Karen Hager	52	Chief Compliance Officer
Neena A. Reddy	46	Vice President and Secretary
Jonathan Lamm	50	Chief Financial Officer and Chief Operating Officer
Matthew Swatt	36	Co-Chief Accounting Officer, Co-Treasurer and Co-Controller
Shari Withem	41	Co-Chief Accounting Officer, Co-Treasurer and Co-Controller
Jennifer McMillon	46	Co-Chief Accounting Officer, Co-Treasurer and Co-Controller
The address for each OTF executive officer is c/o OTF, 399 Park Avenue, New York, NY 10022. The address for each OTF II executive officer is c/o OTF II, 399 Park Avenue, New York, NY 10022.
Biographical Information
The following is information concerning the business experience of the OTF Board and the OTF II Board, and executive officers of OTF and OTF II. Each of OTF’s directors and OTF II’s directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.
Interested Director
Craig W. Packer is the Chief Executive Officer of each of the Blue Owl BDCs and is a member of the Diversified Lending Investment Committee and the Technology Lending Investment Committee of the Blue Owl Credit Advisers. Additionally, Mr. Packer is a Co-President and a director of Blue Owl. Mr. Packer is also the Head of the Credit platform and serves as a Co-Chief Investment Officer for each of the Blue Owl Credit Advisers. Previously, Mr. Packer co-founded Owl Rock Capital Partners (“Owl Rock”), the predecessor firm to Blue Owl’s Credit platform. In addition, Mr. Packer has served on the boards of directors of OBDC and OBDC II since March 2016 and November 2016, respectively, on the board of directors of OTF since August 2018, on the boards of directors of OBDE and OCIC since February 2020 and September 2020, respectively, and since August 2021 and November 2021 he has served on the boards of directors of OTIC and OTF II, respectively. Mr. Packer also served as President of OBDE since its inception until January 2024 and as President of OBDC, OBDC II, OTF, OTF II, OCIC and OTIC since each of their inceptions until August 2024. Prior to co-founding Owl Rock, Mr. Packer was a Partner and Co-Head of Leveraged Finance in the Americas at Goldman, Sachs & Co. Mr. Packer joined Goldman, Sachs & Co. as a Managing Director and Head of High Yield Capital Markets in 2006 and was named partner in 2008. Prior to joining Goldman Sachs & Co., Mr. Packer was the Global Head of High Yield Capital Markets at Credit Suisse First Boston, and before that he worked at Donaldson, Lufkin & Jenrette. Mr. Packer serves as Treasurer of the Board of Trustees of Greenwich Academy, and Co-Chair of the Honorary Board of Kids in Crisis, a nonprofit organization that serves children in Connecticut. Mr. Packer is also on the Advisory Board for the Mount Sinai Department of Rehabilitation and Human Performance. In addition, Mr. Packer is on the Foundation Board of Trustees for the McIntire School of Commerce, University of Virginia and is a member of the Board of Trustees of the University of Virginia Athletics Foundation. Mr. Packer earned an M.B.A. from Harvard Business School and a B.S. from the University of Virginia.
Independent Directors
Eric Kaye is the founder of Kayezen, LLC, a physical therapy and fitness equipment design company. Prior to founding Kayezen, LLC, Mr. Kaye served as a Vice Chairman and Managing Director of UBS Investment Bank, and a member of the division’s Global Operating and U.S. Executive Committees, from June 2001 to May 2012. For the majority of Mr. Kaye’s tenure with UBS, he was a Managing Director and led the firm’s Exclusive Sales and

Divestitures Group, where he focused on advising middle-market companies. Prior to joining UBS, Mr. Kaye has served as Global Co Head of Mergers & Acquisitions for Robertson Stephens, an investment banking firm, from February 1998 to June 2001. Mr. Kaye joined Robertson Stephens from PaineWebber where he served as Executive Director and head of the firm’s Technology Mergers & Acquisitions team. Since March 2016 and November 2016 he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF since February 2020 and September 2020 he has served on the boards of directors of OBDE and OCIC, respectively and since August 2021 and November 2021 he has served on the boards of directors of OTIC and OTF II, respectively. Mr. Kaye holds a B.A. from Union College and an M.B.A. from Columbia Business School.
Victor Woolridge was formerly a Managing Director of Barings Real Estate Advisers, LLC (“Barings”), the real estate investment unit of Barings LLC, a global asset management firm. Mr. Woolridge most recently served as Head of the U.S. Capital Markets for Equity Real Estate Funds at Barings. Mr. Woolridge previously served as Vice President and Managing Director and Head of Debt Capital Markets - Equities of Cornerstone Real Estate Advisers LLC (prior to its rebranding under the Barings name) (“Cornerstone”) from January 2013 to September 2016 and as Vice President Special Servicing from January 2010 to January 2013. Prior to joining Cornerstone, Mr. Woolridge served as a Managing Director of Babson Capital Management LLC (“Babson”) from January 2000 to January 2010. Prior to joining Babson, Mr. Woolridge served as Director of Loan Originations and Assistant Regional Director of MassMutual Financial Group from September 1982 to January 2000. Since 2009, Mr. Woolridge has served on the University of Massachusetts (UMass) Board of Trustees and has previously served as Chairman of the Board and as Chairman of the Board’s Committee on Administration and Finance and as trustee for University of Massachusetts Global. Since 2022, Mr. Woolridge has served as a director of Trumbull Property Income Fund and Fallon Health. Mr. Woolridge has also served on the UMass Foundation’s investment committee since 2021. Mr. Woolridge previously served on the Board of Trustees of Baystate Health from 2005 to 2016, which included service as Chairman of the Board and on the Board’s compensation, finance, governance and strategy committees. Mr. Woolridge joined the boards of directors of OBDC, OBDC II, OBDE, OTF, OCIC, OTIC, and OTF II in November 2021. Mr. Woolridge holds a B.S. from the University of Massachusetts at Amherst and is a Certified Commercial Investment Member.
Christopher M. Temple has served as President of DelTex Capital LLC (a private investment firm) since its founding in 2010. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the investment arm of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital, LLC from May to August 2008. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Mr. Temple started his career in the audit and tax departments of KPMG’s Houston office and was a licensed CPA from 1989 to 1993. Mr. Temple served on the board of directors of Plains GP Holdings, L.P., the general partner of Plains All American Pipeline Company from November 2016 through May 2024 and served as a member of the Plains GP Holdings, L.P. compensation committee from November 2020 through May 2024. Mr. Temple also served as a director of Plains All American Pipeline, L.P’s (“PAA”) general partner from May 2009 to November 2016. He was a member of the PAA Audit Committee from 2009 to 2016. Prior public board service includes board and audit committee service for Clear Channel Outdoor Holdings from April 2011 to May 2016 and on the board and audit committee of Charter Communications Inc. from November 2009 through January 2011. In addition to public boards, Mr. Temple has served on private boards including Brawler Industries, National HME, Loenbro, Inc. and HMT, LLC and as Operating Executive/Senior Advisor for Tailwind Capital, LLC, a New York based middle-market private equity firm. Since March 2016 and November 2016 he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since February 2020 and September 2020 he has served on the boards of directors of OBDE and OCIC, respectively and since August 2021 and November 2021 he has served on the boards of directors of OTIC and OTF II, respectively. Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard.
Melissa Weiler was formerly a Managing Director and a member of the Management Committee of Crescent Capital Group, a Los Angeles-based asset management firm (“Crescent”), where she served from January 2011 until she retired in December 2020. During that time, Ms. Weiler was responsible for the oversight of Crescent’s CLO management business from July 2017 through December 2020, and managed several multi-strategy credit funds from January 2011 through June 2017. During her tenure at Crescent, she also served on the Risk Management and Diversity & Inclusion committees. From October 1995 to December 2010, Ms. Weiler was a Managing Director at Trust Company of the West, a Los Angeles-based asset management firm (“TCW”). At TCW, she managed several multi-strategy credit funds from July 2006 to December 2010, and served as lead portfolio manager for TCW’s high-yield bond strategy from October 1995 to June 2006. Ms. Weiler has served on the board of directors of Jefferies Financial Group Inc. since 2021. She is a member of the Cedars-Sinai Board of Governors and is actively involved in 100 Women in Finance. Ms. Weiler joined the boards of directors of OBDC, OBDC II, OBDE, OTF and OCIC in February 2021 and the boards of directors of OTIC and OTF II in August 2021 and November 2021, respectively. Ms. Weiler holds a B.S. in Economics from the Wharton School at the University of Pennsylvania.
Edward D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston, where he served from 1989 until he retired in 2002. While at Putnam, he served on the Investment Policy Committee, which was responsible for oversight of all investments. He also sat on various Committees including attribution and portfolio performance. Prior to joining Putnam, he was a portfolio manager at Keystone Investments and prior to that, he was an Investment Analyst at The Hartford Ins. Co. Since 2002, Mr. D’Alelio has served as an Executive in Residence at the University of Mass., Boston—School of Management. He is also chair of the investment committee of the UMass Foundation. He serves on the Advisory Committees of Ceres Farms. Since September 2009, he has served as director of Vermont Farmstead Cheese. Since January 2008 he has served on the board of Blackstone/GSO Long Short Credit Fund & Blackstone/GSO Sen. Flt Rate Fund. Since March 2016 and November 2016, he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since February 2020 and September 2020 he has served on the boards of directors of OBDE and OCIC, respectively and since August 2021 and November 2021 he has served on the boards of directors of OTIC and OTF II, respectively. Mr. D’Alelio’s previous corporate board assignments include Archibald Candy, Doane Pet Care, Trump Entertainment Resorts and UMass Memorial Hospital. Mr. D’Alelio is a graduate of the Univ. of Mass Boston and has an M.B.A. from Boston University.
Executive Officers Who Are not Directors
Erik Bissonnette is a Managing Director of Blue Owl, a member of the Direct Lending Investment Team, Co-Head of Technology Investing for Blue Owl, and a member of the Adviser’s Technology Lending Investment Committee. Mr. Bissonnette is also President of the OTF, OTF II and OTIC, and Portfolio Manager for certain funds in Blue Owl’s Technology Lending strategy, including OTF, OTF II and OTIC. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in 2018, Mr. Bissonnette was a Managing Director and Head of Technology Leveraged Finance at Capital Source from 2009 to 2017. Preceding Capital Source, Mr. Bissonnette was an Associate at ABS Capital Partners from 2007 to 2009. Prior to that, Mr. Bissonnette was an Associate at Wachovia Securities for four years, and Analyst at Banc of America Securities from 2001 to 2003. Mr. Bissonnette received a B.A. in Economics with a double major in English from Wake Forest University.
Karen Hager is a member of Blue Owl’s Operating Committee and also serves as the Chief Compliance Officer of Blue Owl and each of the Blue Owl Credit Advisers and the Blue Owl BDCs. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in March 2018, Ms. Hager was Chief Compliance Officer at Abbott Capital Management. Previous to Abbott, Ms. Hager worked as SVP, Director of Global Compliance and Chief Compliance Officer at The Permal Group, and as Director of Compliance at Dominick & Dominick Advisors LLC. Prior to joining Dominick & Dominick Advisors LLC, Ms. Hager was a Senior Securities Compliance Examiner/Staff Accountant at the US Securities and Exchange Commission. Ms. Hager received a B.S. in Accounting from Brooklyn College of the City University of New York.
Neena A. Reddy is Vice President and Secretary of each of the Blue Owl BDCs and Chief Legal Officer of each of the Blue Owl Credit Advisers. Ms. Reddy also serves as the General Counsel, Chief Legal Officer and Secretary of Blue Owl, and a member of the Blue Owl’s Executive and Operating Committees. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, Ms. Reddy was associate general counsel at Goldman, Sachs & Co LLC, from 2010 to April 2019 and was dedicated to Goldman Sachs Asset Management L.P. (“GSAM”), where she was responsible for GSAM managed direct alternative products, including private credit.

Prior to GSAM, Ms. Reddy practiced as a corporate attorney at Boies Schiller & Flexner LLP and at Debevoise & Plimpton LLP. Ms. Reddy joined the Board of Directors for Partnership for New York City, representing Blue Owl, in 2024. Prior to becoming an attorney, Ms. Reddy was a financial analyst in the private wealth division at Goldman, Sachs & Co. Ms. Reddy received a J.D. from New York University School of Law and a B.A. in English, magna cum laude, from Georgetown University.
Jonathan Lamm is Chief Financial Officer and Chief Operating Officer of each of the Blue Owl BDCs. Mr. Lamm is also Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in April 2021, Mr. Lamm served as the Chief Financial Officer and Treasurer of Goldman Sachs BDC, Inc. (“GSBD”), a business development company traded on the New York Stock Exchange. Mr. Lamm was responsible for building and overseeing GSBD’s finance, treasury, accounting and operations functions from April 2013 through March 2021, including during its initial public offering in March 2015. During his time at Goldman Sachs, Mr. Lamm also served as Chief Financial Officer and Treasurer of Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Middle Market Credit II LLC and Goldman Sachs Middle Market Lending Corp. prior to the completion of its merger with GSBD in October 2020. Throughout his twenty-two years at Goldman Sachs, Mr. Lamm held various positions. From 2013 to 2021, Mr. Lamm served as Managing Director, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2007 to 2013, Mr. Lamm served as Vice President, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2005 to 2007, Mr. Lamm served as Vice President in the Financial Reporting group and, from 1999 to 2005, he served as a Product Controller. Prior to joining Goldman Sachs, Mr. Lamm worked in public accounting at Deloitte & Touche.
Matthew Swatt is the Co-Chief Accounting Officer, Co-Treasurer and Co-Controller of each of the Blue Owl Credit BDCs. Mr. Swatt is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor to Blue Owl’s Credit platform, in May 2016, Mr. Swatt was an Assistant Controller at Guggenheim Partners in their Private Credit group, where he was responsible for the finance, accounting, and financial reporting functions. Preceding that role, Mr. Swatt worked within the Financial Services—Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Swatt received a B.S. in Accounting from the University of Maryland and is a licensed Certified Public Accountant in New York.
Shari Withem is the Co-Chief Accounting Officer, Co-Treasurer and Co-Controller of each of the Blue Owl Credit BDCs. Ms. Withem is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in March 2018, Ms. Withem was Vice President of Sixth Street Specialty Lending, Inc., a business development company traded on the NYSE, where she was responsible for accounting, financial reporting, treasury and internal controls functions. Preceding that role, Ms. Withem worked for MCG Capital Corporation, a business development company formerly traded on the Nasdaq and Deloitte in the Audit and Assurance Practice. Ms. Withem received a B.S. in Accounting from James Madison University and is a licensed Certified Public Accountant in Virginia.
Jennifer McMillon is the Co-Chief Accounting Officer, Co-Treasurer and Co-Controller of each of the Blue Owl Credit BDCs. Ms. McMillon is also a Managing Director of Blue Owl. Before joining Blue Owl, Ms. McMillon led the accounting department of Tiptree Inc., a national capital holding company, as the Vice President of Technical Accounting and External Reporting from 2017-2022. She was responsible for financial reporting, valuation/purchase accounting, and numerous internal control functions. From 2013-2017, Ms. McMillon served as the Regional Accounting & Reporting Director, Americas of Koch Industries/Georgia Pacific, from 2009-2013 she served as an Accounting Manager at Oaktree Capital and Centerbridge Partners, and prior to that Ms. McMillon worked in public accounting for nearly ten years, spending most of this tenure at PricewaterhouseCoopers. Ms. McMillon earned her B.S. in Accounting from Florida State University and is a licensed Certified Public Accountant in New York.

Committees of the OTF Board and the OTF II Board
Each of the OTF Board and the OTF II Board currently has two committees: an audit committee and a nominating and corporate governance committee.
Audit Committees
The OTF Audit Committee and the Audit Committee of the OTF II Board (the “OTF II Audit Committee”) each operate pursuant to a charter approved by the OTF Board and the OTF II Board, respectively. The charter of each audit committee sets forth the responsibilities of each audit committee. The primary function of each audit committee is to serve as an independent and objective party to assist the OTF Board and the OTF II Board in selecting, engaging and discharging independent accountants, reviewing the plans, scope and results of the audit engagement with the independent accountants of each of OTF and OTF II, approving professional services provided by the independent accountants (including compensation therefore), reviewing the independence of the independent accountants and reviewing the adequacy of internal controls over financial reporting. The OTF Audit Committee and OTF II Audit Committee are presently composed of five persons, including Christopher M. Temple, Edward D’Alelio, Eric Kaye, Victor Woolridge and Melissa Weiler, all of whom are considered independent for purposes of the 1940 Act. Mr. Temple serves as the chair of each of the audit committees. Each of the OTF Board and the OTF II Board has determined that Mr. Temple qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the OTF Audit Committee and OTF II Audit Committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of OTF or OTF II, as applicable, or of their respective Adviser, as defined in Section 2(a)(19) of the 1940 Act. Each member of the OTF Audit Committee and OTF II Audit Committee simultaneously serves on the audit committees of three or more public companies, and each of the OTF Board and the OTF II Board has determined that each member’s simultaneous service on the audit committees of other public companies does not impair such member’s ability to effectively serve on the OTF Audit Committee and OTF II Audit Committee.
The OTF Audit Committee charter is available on OTF’s website (https://www.blueowlproducts.com/our-reit-bdcs) and the OTF II Audit Committee charter is available on OTF II’s website (https://www.blueowlproducts.com/our-reit-bdcs). The OTF Audit committee met eight times during the fiscal year ended December 31, 2023, and the OTF II Audit Committee met nine times during the fiscal year ended December 31, 2023.
Nominating and Corporate Governance Committees
The Nominating and Corporate Governance Committee of the OTF Board (the “OTF Nominating Committee”) and the Nominating and Corporate Governance Committee of the OTF II Board (the “OTF II Nominating Committee”) each operate pursuant to a charter approved by each of the boards. Each charter sets forth the responsibilities of each nominating committee, including making nominations for the appointment or election of independent directors and assessing the compensation paid to independent members of each of the OTF Board and the OTF II Board. The OTF Nominating Committee and the OTF II Nominating Committee consist of Christopher M. Temple, Edward D’Alelio, Eric Kaye, Victor Woolridge and Melissa Weiler, all of whom are considered independent for purposes of the 1940 Act. Mr. Kaye serves as the chair of each nominating committee. Each nominating committee will consider nominees to each of the boards recommended by an OTF Shareholder and OTF II Shareholder, as applicable, if such shareholder complies with the advance notice provisions of OTF’s Amended and Restated Bylaws (the “OTF Bylaws”) and OTF II’s Amended and Restated Bylaws (the “OTF II Bylaws”). The OTF Bylaws and the OTF II Bylaws provide that a shareholder who wishes to nominate a person for election as a director at a meeting of shareholders must deliver written notice to OTF’s Secretary and OTF II’s Secretary, as applicable. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the OTF Bylaws and OTF II Bylaws, as applicable. In order to be eligible to be a nominee for election as a director by an OTF Shareholder and OTF II Shareholder, as applicable, such potential nominee must deliver to the OTF Secretary and OTF II Secretary, as applicable, a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the OTF Board and the OTF II Board, as applicable, and would be in compliance with all of OTF’s and OTF II’s publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.
The OTF Nominating Committee charter is available on OTF’s website (https://www.blueowlproducts.com/our-reit-bdcs) and the OTF II Nominating Committee charter is available on OTF II’s website (https://www.blueowlproducts.com/our-reit-bdcs). The OTF Nominating Committee met three times during the fiscal year ended December 31, 2023, and the OTF II Nominating Committee met two times during the fiscal year ended December 31, 2023.
Compensation of Directors
The following table shows information regarding the compensation earned by OTF’s directors and OTF II’s directors for the fiscal year ended December 31, 2023. No compensation is paid to directors who are “interested persons.”
OTF’s directors and OTF II’s directors who do not also serve in an executive officer capacity for OTF or OTF II, as applicable, or the Advisers, are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on OTF’s net assets and OTF II’s net assets as of the end of each fiscal quarter, as applicable. As of December 31, 2023, these directors were Edward D’Alelio, Christopher M. Temple, Eric Kaye, Victor Woolridge, and Melissa Weiler. OTF and OTF II pays each Independent Director the following amounts for serving as a director:

		Annual Committee Chair Cash Retainer
Assets Under Management	Annual Cash Retainer	Chair of the Board	Audit	Committee Chair
$0 < $2.5 Billion	$150,000	$15,000	$10,000	$5,000
$2.5 Billion < $5 Billion	$175,000	$15,000	$10,000	$5,000
$5 Billion < $10 Billion	$200,000	$15,000	$10,000	$5,000
≥ $10 Billion	$250,000	$15,000	$10,000	$5,000
OTF and OTF II also reimburses each of the directors for all reasonable and authorized business expenses in accordance with policies of each of OTF and OTF II as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
The tables below sets forth the compensation received by each OTF director and OTF II director and the “Fund Complex” for service during the fiscal year ended December 31, 2023. The “Fund Complex” includes the Blue Owl BDCs. Each of the Blue Owl BDCs is advised by one of the Blue Owl Credit Advisors.

Name of Director	Fees Earned and Paid in Cash by OTF	Fees Earned and Paid in Cash by OTF II	Total Compensation From OTF	Total Compensation From OTF II	Total Compensation from the Fund Complex
Edward D'Alelio	$215,000	$190,000	$215,000	$190,000	$1,465,462
Christopher M. Temple	$210,000	$185,000	$210,000	$185,000	$1,430,462
Eric Kaye	$205,000	$180,000	$205,000	$180,000	$1,395,462
Melissa Weiler	$200,000	$175,000	$200,000	$175,000	$1,360,462
Victor Woolridge	$200,000	$175,000	$200,000	$175,000	$1,360,462
OTF and OTF II will not pay compensation to directors who also serve in an executive officer capacity for OTF and OTF II, as applicable, or the Advisers.

Staffing
OTF and OTF II do not currently have any employees and do not expect to have any employees. Services necessary for business are provided by individuals who are employees of OTF Adviser and OTF II Adviser, pursuant to the terms of each of the investment advisory agreements and administration agreements, as applicable. OTF Adviser and OTF II Adviser, as applicable, manage day-to-day investment operations for OTF and OTF II. In addition, OTF and OTF II reimburse their respective Adviser for allocable portion of expenses incurred in performing its obligations under each administration agreement, including allocable portion of the cost of OTF’s officers and OTF II’s officers, and their respective staffs.
Compensation of Executive Officers
None of OTF’s officers or OTF II’s officers will receive direct compensation from OTF or OTF II, as applicable. The compensation of OTF’s chief financial officer and chief compliance officer, and OTF II’s chief financial officer and chief compliance officer, will be paid by their respective Adviser (or its affiliates), as applicable, subject to reimbursement by OTF and OTF II of an allocable portion of such compensation for services rendered by them to OTF and OTF II, as applicable. To the extent that OTF’s or OTF II’s respective Adviser outsources any of its functions, OTF and OTF II will pay the fees associated with such functions on a direct basis without profit to their respective Adviser.
Board Leadership Structure
The business and affairs of OTF and OTF II are managed under the direction of the OTF Board and the OTF II Board, as applicable. Among other things, the OTF Board and the OTF II Board set broad policies for each of OTF and OTF II, and approves the appointment of the investment adviser, administrator and officers, as applicable. The role of the OTF Board and the OTF II Board, and of any individual director of OTF and OTF II, is one of oversight and not of management of OTF’s day-to-day affairs or OTF II’s day-to-day affairs, as applicable.
Under the OTF Bylaws and the OTF II Bylaws, each board may designate one director as chair to preside over meetings of each board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by each board, as applicable. The OTF Board and the OTF II Board appointed Edward D’Alelio, an independent director of each of OTF and OTF II, to serve in the role of chairman of each board. The chairman’s role is to preside at all meetings of each board and to act as a liaison with the Advisers, counsel and other directors generally between meetings. The chairman serves as a key point person for dealings between management and the directors of OTF and OTF II. The chairman also may perform such other functions as may be delegated by each board from time to time. Each board reviews matters related to its leadership structure annually. Each board has determined that its leadership structure is appropriate because it allows each board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full board in a manner that enhances effective oversight. The OTF Board and the OTF II Board believes that its leadership structure is the optimal structure for each of OTF and OTF II at this time. Each board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of each of OTF and OTF II, as applicable.
Board Role in Risk Oversight
The OTF Board and the OTF II Board perform its risk oversight function primarily through (i) its standing committees, which report to each board and are comprised solely of independent directors and (ii) active monitoring of the chief compliance officer of OTF and OTF II, and compliance policies and procedures of OTF and OTF II, as applicable. Oversight of other risks is delegated to each of the OTF committees and OTF II committees. Oversight of OTF’s investment activities and OTF II’s investment activities extend to oversight of the risk management processes employed by each of OTF’s and OTF II’s respective Adviser, as applicable, as part of its day-to-day management of investment activities. Each board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Advisers, as applicable, as necessary and periodically requesting the production of risk management reports or presentations. The goal of each board’s risk oversight function is to ensure that the risks associated with OTF’s investment activities and OTF II’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that each board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
OTF and OTF II believe that the role of each board in risk oversight is effective and appropriate given the extensive regulation to which OTF and OTF II are already subject as a BDC. As a BDC, OTF and OTF II are required to comply with certain regulatory requirements that control the levels of risk in business and operations of OTF and OTF II. For example, OTF and OTF II are limited in their ability to enter into transactions with their affiliates, including investing in any portfolio company in which one of the OTF affiliates and OTF II affiliates currently has an investment, as applicable.

PORTFOLIO MANAGEMENT OF OTF AND OTF II
The management of OTF’s investment portfolio and OTF II’s investment portfolio is the responsibility of OTF Adviser and OTF II Adviser, as applicable, and the Technology Lending Investment Committee. Blue Owl’s Credit platform has four investment committees each of which focuses on a specific investment strategy (Diversified Lending, Technology Lending, First Lien Lending and Opportunistic Lending). Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged sit on the Technology Lending Investment Committee. In addition to Messrs. Ostrover, Lipschultz, Packer and Maged, the Technology Lending Investment Committee is comprised of Erik Bissonnette, Pravin Vazirani and Jon ten Oever. OTF and OTF II considers the members of the Technology Lending Investment Committee to be their portfolio managers. The Investment Team, also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer, is supported by certain members of the Advisers’ senior executive team and Blue Owl’s Credit platform’s investment committees. The Investment Team, under the Technology Lending Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures investments of each of OTF and OTF II, and will monitor the portfolio companies of each of OTF and OTF II on an ongoing basis. The Technology Lending Investment Committee meets regularly to consider investments for each of OTF and OTF II, direct the strategic initiatives of each of OTF and OTF II, and supervise the actions taken by OTF Adviser and OTF II Adviser on behalf of OTF and OTF II, as applicable. In addition, the Technology Lending Investment Committee reviews and determines whether to make prospective investments (including approving parameters or guidelines pursuant to which investments in broadly syndicated loans may be made) and monitors the performance of the investment portfolio of each of OTF and OTF II. Each investment opportunity requires the approval of a majority of the Technology Lending Investment Committee.
Follow-on investments in existing portfolio companies of each of OTF and OTF II may require the Technology Lending Investment Committee’s approval beyond that obtained when the initial investment in the portfolio company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Technology Lending Investment Committee. The compensation packages of the Technology Lending Investment Committee members from OTF Adviser and OTF II Adviser, as applicable, include various combinations of discretionary bonuses and variable incentive compensation based primarily on performance for services provided and may include shares of Blue Owl.
None of OTF Adviser’s investment professionals or OTF II Adviser’s investment professionals receive any direct compensation from OTF or OTF II in connection with the management of OTF’s portfolio and OTF II’s portfolio, as applicable. Certain members of the Technology Lending Investment Committee, through their financial interests in OTF Adviser and OTF II Adviser, as applicable, are entitled to a portion of the profits earned by the OTF and OTF II Adviser, which includes any fees payable to OTF Adviser and OTF II Adviser under the terms of the OTF Investment Advisory Agreement and the OTF II Investment Advisory Agreement, as applicable, less expenses incurred by OTF Adviser and OTF II Adviser in performing its services under the OTF Investment Advisory Agreement and OTF II Investment Advisory Agreement, as applicable.
The Investment Team performs a similar role for OTIC and certain members of the Investment Team also perform a similar role for OBDC, OBDC II, OBDE and OCIC, from which OTF Adviser, OTF II Adviser and their affiliates may receive incentive fees.

The members of the Technology Lending Investment Committee function as portfolio managers with the most significant responsibility for the day-to-day management of each of OTF’s portfolio and OTF II’s portfolio. Information regarding the Technology Lending Investment Committee, is as follows:

Name	Year of Birth
Douglas I. Ostrover	1962
Marc S. Lipschultz	1969
Craig W. Packer	1966
Alexis Maged	1965
Erik Bissonnette	1979
Pravin Vazirani	1971
Jon ten Oever	1972
In addition to managing the investments of OTF and OTF II, as of December 31, 2023, the portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
Blue Owl Technology Income Corp.	Business development company	U.S. middle-market technology lending	$3,327.4
In addition to managing the investments of OTF and OTF II, as of December 31, 2023, Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
Blue Owl Capital Corporation	Business development company	U.S. middle-market lending	$13,511.4
Blue Owl Capital Corporation II	Business development company	U.S. middle-market lending	$2,190.6
Blue Owl Capital Corporation III	Business development company	U.S. middle-market lending	$3,761.1
Blue Owl Credit Income Corp.	Business development company	U.S. middle-market lending	$17,259.0
As of December 31, 2023, the portfolio managers also managed private funds with a total of approximately $8.8 billion in gross assets.
The management and incentive fees payable by the Blue Owl Credit Clients are based on the gross or net assets and performance, respectively of each Blue Owl Credit Client.
Biographical information regarding the member of the Technology Lending Investment Committee who is not a director or executive officer of OTF or OTF II is as follows:
Douglas I. Ostrover is Co-Chief Executive Officer of Blue Owl and the chairman of the firm’s board of directors. Mr. Ostrover is also the Co-Chief Executive Officer and serves as a Co-Chief Investment Officer of each of the Blue Owl Credit Advisers. Mr. Ostrover is also a member of the Diversified Lending Investment Committee and the Technology Lending Investment Committee of the Blue Owl Credit Advisers. Previously, Mr. Ostrover co-

founded Owl Rock, the predecessor firm to Blue Owl’s Credit platform. Mr. Ostrover served on the boards of directors of OBDC and OBDC II from 2016 through 2021, on the board of directors of OTF from 2018 through 2021, and on the boards of directors of OBDE and OCIC from 2020 through 2021. Prior to co-founding Owl Rock in 2016, Mr. Ostrover was one of the founders of GSO Capital Partners (GSO), Blackstone's alternative credit platform, and a Senior Managing Director at Blackstone until June 2015. Prior to co-founding GSO in 2005, Mr. Ostrover was a Managing Director and Chairman of the Leveraged Finance Group of Credit Suisse First Boston (CSFB). Prior to his role as Chairman, Mr. Ostrover was Global Co-Head of CSFB's Leveraged Finance Group, during which time he was responsible for all of CSFB's origination, distribution and trading activities relating to high yield securities, leveraged loans, high yield credit derivatives and distressed securities. Mr. Ostrover joined CSFB in November 2000 when CSFB acquired Donaldson, Lufkin & Jenrette ("DLJ"), where he was a Managing Director in charge of High Yield and Distressed Sales, Trading and Research. Mr. Ostrover had been a member of DLJ's high yield team since he joined the firm in 1992. Mr. Ostrover is actively involved in non-profit organizations including serving on the Board of Directors of the Michael J. Fox Foundation, the Mount Sinai Health System, and the Leadership Council for Memorial Sloan Kettering, Mr. Ostrover also serves on the investment committee of the Brunswick School. Mr. Ostrover received an M.B.A. from New York University Stern School of Business and a B.A. in Economics from the University of Pennsylvania.
Marc S. Lipschultz is Co-Chief Executive Officer of Blue Owl and a member of the firm’s board of directors. Mr. Lipschultz also serves as Co-Chief Investment Officer for each of the Blue Owl Credit Advisers. Previously, Mr. Lipschultz co-founded Owl Rock, the predecessor firm to Blue Owl’s Credit platform. Prior to co-founding Owl Rock in 2016, Mr. Lipschultz spent more than two decades at KKR, serving on the firm’s Management Committee and as the Global Head of Energy and Infrastructure. Mr. Lipschultz has a wide range of experience in alternative investments, including leadership roles in private equity, private credit and real assets. Prior to joining KKR, Mr. Lipschultz was with Goldman, Sachs & Co., where he focused on mergers and acquisitions and principal investment activities. Mr. Lipschultz serves on the board of the Hess Corporation and is actively involved in a variety of nonprofit organizations, serving as a trustee or board member of the 92nd Street Y, American Enterprise Institute for Public Policy Research, Michael J. Fox Foundation, Mount Sinai Health System, Riverdale Country School and the Stanford University Board of Trustees. Mr. Lipschultz received an M.B.A. with high distinction, Baker Scholar, from Harvard Business School and an A.B. with honors and distinction, Phi Beta Kappa, from Stanford University.
Alexis Maged is Chief Credit Officer of Blue Owl’s Credit platform, a member of the Diversified Lending Investment Committee and the Technology Lending Investment Committee of each of the Blue Owl Credit Advisers and Vice President of each of the Blue Owl BDCs. Mr. Maged is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in January 2016, Mr. Maged was Chief Financial Officer of Barkbox, Inc., a New York-based provider of pet-themed products and technology from September 2014 to November 2015. Prior to that, Mr. Maged was a Managing Director with Goldman Sachs & Co. from 2007 until 2014. At Goldman Sachs & Co., Mr. Maged held several leadership positions, including Chief Operating Officer of the investment bank’s Global Credit Finance businesses, Co-Chair of the Credit Markets Capital Committee and a member of the Firmwide Capital Committee. Prior to assuming that role in 2011, Mr. Maged served as Chief Underwriting Officer for the Americas and oversaw the U.S. Bank Debt Portfolio Group and US Loan Negotiation Group. From mid-2007 to the end of 2008, Mr. Maged was Head of Bridge Finance Capital Markets in the Americas Financing Group’s Leveraged Finance Group, where he coordinated the firm’s High Yield Bridge Lending and Syndication business. Prior to joining Goldman, Sachs & Co, Mr. Maged was Head of the Bridge Finance Group at Credit Suisse and also worked in the Loan Capital Markets Group at Donaldson, Lufkin and Jenrette (“DLJ”). Upon DLJ’s merger with Credit Suisse in 2000, Mr. Maged joined Credit Suisse’s Syndicated Loan Group and, in 2003, founded its Bridge Finance Group. Earlier in his career, Mr. Maged was a member of the West Coast Sponsor Coverage Group at Citigroup and the Derivatives Group at Republic National Bank, as well as a founding member of the Loan Syndication Group at Swiss Bank Corporation. Mr. Maged received an M.B.A. from New York University Stern School of Business and a B.A. from Vassar College.
Pravin Vazirani is a Managing Director of Blue Owl and is a member of the Technology Lending Investment Committee. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in 2018, Mr. Vazirani was a partner with Menlo Ventures. While at Menlo Ventures Mr. Vazirani focused on investments in the SaaS, cloud and e-commerce sectors. Mr. Vazirani’s prior investments include Carbonite (IPO: CARB); Centrality

Communications (acquired by SiR F Holdings); EdgeCast Networks (acquired by Verizon); Credant Technologies (acquired by Dell); Like.com (acquired by Google); and newScale (acquired by Cisco Systems). Mr. Vazirani started his career as an engineer working at the Jet Propulsion Laboratory. Later, Mr. Vazirani worked for Pacific Communication Sciences and ADC Telecommunications as a product manager. Mr. Vazirani received an M.B.A. from the Harvard University Graduate School of Business and B.S. and M.S. degrees in electrical engineering from MIT.
Jon ten Oever is a Managing Director of Blue Owl, serves as the Head of Technology Credit for each of the Blue Owl Credit Advisers and serves as a member of the Technology Lending Investment Committee. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in 2019, Mr. ten Oever was a Managing Director at Goldman Sachs & Co. from 2008 until 2019. At Goldman Sachs & Co., Mr. ten Oever held several positions in the Americas Financing Group’s Leveraged Finance Group, including leadership of the TMT and Healthcare verticals. Prior to working at Goldman Sachs, Mr. ten Oever was a Vice President at Credit Suisse Securities (USA) LLC, in the Media & Telecom Group from 2000 until 2008 and an attorney at Sullivan & Cromwell LLP from 1997 until 2000. Mr. ten Oever received a J.D. from Yale Law School and a B.A. from Huron College at the University of Western Ontario.

BUSINESS OF OTF II
The information in “Item 1. Business” in Part I of OTF II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and “Item 1. Consolidated Financial Statements and Supplementary Data - Note 1. Organization” in Part I of OTF II’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF OTF II
The information in “Item 8. Consolidated Financial Statements and Supplementary Data - Note 11. Financial Highlights” in Part II of OTF II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in “Item 1. Consolidated Financial Statements - Note 11. Financial Highlights” in Part I of OTF II’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OTF II
The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of OTF II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of OTF II’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 is incorporated herein by reference.

SENIOR SECURITIES OF OTF II
Information about OTF II’s senior securities is shown as of the dates indicated in the below table. This information about OTF II’s senior securities should be read in conjunction with OTF II’s audited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” The report of OTF II’s independent registered public accounting firm on the senior securities table is attached as an exhibit to the registration statement of which this joint proxy statement/prospectus is a part.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Subscription Credit Facility
September 30, 2024 (Unaudited)	$535.0	$2,071.0	—	N/A
December 31, 2023	$800.0	$1,881.3	—	N/A
December 31, 2022	$770.0	$1,957.8	—	N/A
Revolving Credit Facility
September 30, 2024 (Unaudited)	$365.4	$2,071.0	—	N/A
December 31, 2023	$288.4	$1,881.3	—	N/A
December 31, 2022	$126.4	$1,957.8	—	N/A
SPV Asset Facility I
September 30, 2024 (Unaudited)	$312.5	$2,071.0	—	N/A
December 31, 2023	$330.0	$1,881.3	—	N/A
December 31, 2022	$300.0	$1,957.8	—	N/A
SPV Asset Facility II
September 30, 2024 (Unaudited)	$—	$2,071.0	—	N/A
December 31, 2023	$270.0	$1,881.3	—	N/A
December 31, 2022	$50.0	$1,957.8	—	N/A
2023A Notes
September 30, 2024 (Unaudited)	$75.0	$2,071.0	—	N/A
December 31, 2023	$75.0	$1,881.3	—	N/A
April 2029 Notes
September 30, 2024 (Unaudited)	$700.0	$2,071.0	—	N/A
Athena CLO II
September 30, 2024 (Unaudited)	$288.0	$2,071.0	—	N/A
December 31, 2023	$288.0	$1,881.3	—	N/A
Athena CLO IV
September 30, 2024 (Unaudited)	$240.0	$2,071.0	—	N/A
Promissory Note(5)
December 31, 2022	$—	$1,957.8	—	N/A
______________
(1)Total amount of each class of senior securities outstanding at the end of the period presented.
(2)Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The ”—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)Not applicable because the senior securities are not registered for public trading.
(5)Facility was terminated in 2022.

PORTFOLIO COMPANIES OF OTF II
The following table sets forth certain information regarding each of the portfolio companies in which OTF II had a debt or equity investment as of September 30, 2024. OTF II offers to make available significant managerial assistance to its portfolio companies. OTF II may receive observation or participation rights on its portfolio companies’ boards of directors. Other than these investments, OTF II’s only relationships with its portfolio companies are the managerial assistance it may separately provide or any observation or participation rights it may receive, which would be ancillary to its investments.

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
6Sense Insights, Inc. 450 Mission Street, San Francisco, CA, 94105	Application Software	Series E-1 Preferred Stock	N/A	N/A	0.3%	316	10,001	7,785
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(10) 1100 Highland Drive, Boca Raton, FL, 33487	Diversified Financial Services	LLC Interest	N/A	N/A	8.9%	5,988,159	5,948	6,924
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(9) 1100 Highland Drive, Boca Raton, FL, 33487	Diversified Financial Services	First lien senior secured loan	12.00% PIK	7/29/2030	0.0%	9,447	9,447	9,447
AAM Series 2.1 Aviation Feeder, LLC(10) 1100 Highland Drive, Boca Raton, FL, 33487	Diversified Financial Services	LLC Interest	N/A	N/A	8.9%	6,916,494	3,857	3,958
AAM Series 2.1 Aviation Feeder, LLC(9) 1100 Highland Drive, Boca Raton, FL, 33487	Diversified Financial Services	First lien senior secured loan	12.00% PIK	11/21/2030	0.0%	8,874	8,874	8,874
Accelerate Topco Holdings, LLC 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	Common Units	N/A	N/A	0.0%	13	354	546
Acorns Grow Incorporated(9) 5300 California Avenue, Irvine, CA, 92617	Capital Markets	Series F Preferred Stock	5.00% PIK	N/A	0.0%	572	11,395	11,095
Activate Holdings (US) Corp. (dba Absolute Software)(01) 1055 Dunsmuir Street, Vancouver, BC V7X 1K8, Canada	Systems Software	First lien senior secured revolving loan	S + 5.25%	7/27/2029	0.0%	—	(7)	(5)
Activate Holdings (US) Corp. (dba Absolute Software)(3) 1055 Dunsmuir Street, Vancouver, BC V7X 1K8, Canada	Systems Software	First lien senior secured loan	S + 5.25%	7/29/2030	0.0%	48,952	48,760	48,878
Aerosmith Bidco Limited (dba Audiotonix)(10) Silverglade Business Park, Leatherhead Road, Chessington, Surrey KT9 2QL, United Kingdom	Entertainment	First lien senior secured multi-draw term loan	S + 5.25%	7/23/2027	0.0%	—	(60)	(62)
Aerosmith Bidco Limited (dba Audiotonix)(10) Silverglade Business Park, Leatherhead Road, Chessington, Surrey KT9 2QL, United Kingdom	Entertainment	First lien senior secured multi-currency revolving loan	S + 5.25%	7/23/2030	0.0%	—	(159)	(164)
Aerosmith Bidco Limited (dba Audiotonix)(4) Silverglade Business Park, Leatherhead Road, Chessington, Surrey KT9 2QL, United Kingdom	Entertainment	First lien senior secured loan	S + 5.25%	7/23/2031	0.0%	99,756	98,500	98,475
AI Titan Parent, Inc. (dba Prometheus Group)(10) 4601 Six Forks Road, Raleigh, NC, 27609	Application Software	First lien senior secured delayed draw term loan	S + 4.75%	9/30/2026	0.0%	—	(27)	(28)
AI Titan Parent, Inc. (dba Prometheus Group)(10) 4601 Six Forks Road, Raleigh, NC, 27609	Application Software	First lien senior secured revolving loan	S + 4.75%	8/29/2031	0.0%	—	(34)	(34)
AI Titan Parent, Inc. (dba Prometheus Group)(3) 4601 Six Forks Road, Raleigh, NC, 27609	Application Software	First lien senior secured loan	S + 4.75%	8/29/2031	0.0%	27,547	27,272	27,271
AlphaSense, Inc.(10) 24 Union Square East, New York, NY, 10003	Application Software	First lien senior secured delayed draw term loan	S + 6.25%	12/27/2025	0.0%	—	(61)	(64)

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
AlphaSense, Inc.(10) 24 Union Square East, New York, NY, 10003	Application Software	First lien senior secured delayed draw term loan	S + 6.25%	6/27/2029	0.0%	—	—	—
AlphaSense, Inc.(2) 24 Union Square East, New York, NY, 10003	Application Software	First lien senior secured loan	S + 6.25%	6/27/2029	0.0%	31,977	31,670	31,657
AlphaSense, LLC 24 Union Square East, New York, NY, 10003	Application Software	Series E Preferred Shares	N/A	N/A	0.2%	153	6,878	6,878
Amergin Asset Management, LLC 1100 Highland Drive, Boca Raton, FL, 33487	Diversified Financial Services	Class A Units	N/A	N/A	0.0%	50,000	—	1,608
AmeriLife Holdings LLC(10) 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	First lien senior secured revolving loan	S + 5.00%	8/31/2028	0.0%	—	(30)	—
AmeriLife Holdings LLC(3) 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	First lien senior secured loan	S + 5.00%	8/31/2029	0.0%	25,846	25,447	25,846
AmeriLife Holdings LLC(3)(10) 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	First lien senior secured delayed draw term loan	S + 5.00%	10/20/2025	0.0%	1,733	1,714	1,733
Anaplan, Inc.(10) 1450 Brickell Avenue, Miami, FL, 33131	Application Software	First lien senior secured revolving loan	S + 5.75%	6/21/2028	0.0%	—	—	—
Anaplan, Inc.(3) 1450 Brickell Avenue, Miami, FL, 33131	Application Software	First lien senior secured loan	S + 5.25%	6/21/2029	0.0%	130,890	130,890	130,890
Anaplan, Inc.(3) 1450 Brickell Avenue, Miami, FL, 33131	Application Software	First lien senior secured loan	S + 5.25%	6/21/2029	0.0%	3,927	3,890	3,927
Appfire Technologies, LLC(10) 1500 District Avenue, Burlington, MA, 01803	Systems Software	First lien senior secured delayed draw term loan	S + 4.75%	6/28/2026	0.0%	—	(6)	—
Appfire Technologies, LLC(10) 1500 District Avenue, Burlington, MA, 01803	Systems Software	First lien senior secured revolving loan	S + 5.50%	3/9/2028	0.0%	—	—	—
Appfire Technologies, LLC(3) 1500 District Avenue, Burlington, MA, 01803	Systems Software	First lien senior secured loan	S + 4.75%	3/9/2028	0.0%	4,079	4,079	4,079
Appfire Technologies, LLC(3)(01) 1500 District Avenue, Burlington, MA, 01803	Systems Software	First lien senior secured delayed draw term loan	S + 4.75%	3/31/2025	0.0%	1,765	1,717	1,765
Aptean Acquiror, Inc. (dba Aptean)(10) 4325 Alexander Drive, Alpharetta, GA, 30022	Industrial Conglomerates	First lien senior secured revolving loan	S + 5.25%	1/30/2031	0.0%	—	(2)	(1)
Aptean Acquiror, Inc. (dba Aptean)(2) 4325 Alexander Drive, Alpharetta, GA, 30022	Industrial Conglomerates	First lien senior secured loan	S + 5.25%	1/30/2031	0.0%	3,090	3,061	3,074
Aptean Acquiror, Inc. (dba Aptean)(3)(10) 4325 Alexander Drive, Alpharetta, GA, 30022	Industrial Conglomerates	First lien senior secured delayed draw term loan	S + 5.25%	1/30/2026	0.0%	8	5	8
Armstrong Bidco Limited(8) Armstrong Building, Oakwood Drive Loughborough University Science & Enterprise Park, Loughborough LE11 3QF, United Kingdom	Application Software	First lien senior secured GBP term loan	SA + 5.25%	6/28/2029	0.0%	5,314	6,416	7,092
Armstrong Bidco Limited(8) Armstrong Building, Oakwood Drive Loughborough University Science & Enterprise Park, Loughborough LE11 3QF, United Kingdom	Application Software	First lien senior secured GBP delayed draw term loan	SA + 5.25%	6/30/2025	0.0%	2,773	3,350	3,700

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Artifact Bidco, Inc. (dba Avetta)(10) 3300 North Triumph Boulevard, Lehi, UT, 84043	Application Software	First lien senior secured delayed draw term loan	S + 4.50%	7/26/2027	0.0%	—	(11)	(11)
Artifact Bidco, Inc. (dba Avetta)(10) 3300 North Triumph Boulevard, Lehi, UT, 84043	Application Software	First lien senior secured revolving loan	S + 4.50%	7/26/2030	0.0%	—	(4)	(5)
Artifact Bidco, Inc. (dba Avetta)(10) 3300 North Triumph Boulevard, Lehi, UT, 84043	Application Software	First lien senior secured revolving loan	S + 4.50%	7/26/2030	0.0%	—	(11)	(12)
Artifact Bidco, Inc. (dba Avetta)(3) 3300 North Triumph Boulevard, Lehi, UT, 84043	Application Software	First lien senior secured loan	S + 4.50%	7/28/2031	0.0%	18,597	18,508	18,504
Associations Finance, Inc.(9) 5401 North Central Expressway, Dallas, TX, 75205	Buildings & Real Estate	Unsecured Notes	14.25% PIK	5/3/2030	0.0%	19,059	18,925	19,059
Associations, Inc.(10) 5401 North Central Expressway, Dallas, TX, 75205	Buildings & Real Estate	First lien senior secured delayed draw term loan	S + 6.50%	7/3/2028	0.0%	—	(3)	—
Associations, Inc.(10) 5401 North Central Expressway, Dallas, TX, 75205	Buildings & Real Estate	First lien senior secured revolving loan	S + 6.50%	7/3/2028	0.0%	—	(3)	—
Associations, Inc.(3) 5401 North Central Expressway, Dallas, TX, 75205	Buildings & Real Estate	First lien senior secured loan	S + 6.50%	7/3/2028	0.0%	49,084	49,038	49,084
Asurion, LLC(2) 140 11th Avenue North, Nashville, TN, 37203	Insurance	First lien senior secured loan	S + 4.25%	8/18/2028	0.0%	18,483	17,808	18,189
Athenahealth Group Inc.(2) Boston Landing, Boston, MA, 02135	Health Care Technology	First lien senior secured loan	S + 3.25%	2/15/2029	0.0%	3,493	3,267	3,468
Aurelia Netherlands Midco 2 B.V.(7)(10) Postboks 490 Sentrum, Oslo, Norway	Internet & Direct Marketing Retail	First lien senior secured EUR term loan	E + 5.75%	5/22/2031	0.0%	39,659	41,563	43,929
Avalara, Inc.(10) 255 South King Street, Seattle, WA, 98104	Application Software	First lien senior secured revolving loan	S + 7.25%	10/19/2028	0.0%	—	(106)	—
Avalara, Inc.(3) 255 South King Street, Seattle, WA, 98104	Application Software	First lien senior secured loan	S + 6.25%	10/19/2028	0.0%	104,545	103,391	104,545
Axonius, Inc. 41 Madison Avenue, New York, NY, 10010	Systems Software	Series E Preferred Stock	N/A	N/A	0.4%	1,733,274	10,033	8,142
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(10) 17200 Laguna Canyon Road, Irvine, CA, 92618	Systems Software	First lien senior secured revolving loan	S + 6.50%	3/19/2031	0.0%	—	(79)	(71)
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(2) 17200 Laguna Canyon Road, Irvine, CA, 92618	Systems Software	First lien senior secured loan	S + 6.50%	3/19/2031	0.0%	15,675	15,454	15,479
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(3)(10) 17200 Laguna Canyon Road, Irvine, CA, 92618	Systems Software	First lien senior secured delayed draw term loan	S + 6.50%	3/30/2026	0.0%	22,800	22,391	22,451
Bamboo US BidCo LLC(10) 927 S Curry Pike, Bloomington, IN, 47403	Life Sciences Tools & Services	First lien senior secured revolving loan	S + 6.00%	10/1/2029	0.0%	—	(102)	—
Bamboo US BidCo LLC(3) 927 S Curry Pike, Bloomington, IN, 47403	Life Sciences Tools & Services	First lien senior secured loan	S + 6.75% (3.38% PIK)	9/30/2030	0.0%	20,054	19,531	20,054
Bamboo US BidCo LLC(3)(10) 927 S Curry Pike, Bloomington, IN, 47403	Life Sciences Tools & Services	First lien senior secured delayed draw term loan	S + 6.75% (3.38% PIK)	3/31/2025	0.0%	1,487	1,426	1,487
Bamboo US BidCo LLC(6) 927 S Curry Pike, Bloomington, IN, 47403	Life Sciences Tools & Services	First lien senior secured EUR term loan	E + 6.75% (3.38% PIK)	9/30/2030	0.0%	12,477	12,872	13,925
Barracuda Networks, Inc.(4) 3175 Winchester Boulevard, Campbell, CA, 95008	Systems Software	First lien senior secured loan	S + 4.50%	8/15/2029	0.0%	35,828	35,013	34,771

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Barracuda Networks, Inc.(4) 3175 Winchester Boulevard, Campbell, CA, 95008	Systems Software	Second lien senior secured loan	S + 7.00%	8/15/2030	0.0%	55,875	54,501	49,924
BEHP Co-Investor II, L.P. 11511 Reed Hartman Highway, Blue Ash, OH, 45241	Health Care Technology	LP Interest	N/A	N/A	0.0%	1,270	1,043	1,297
Blackhawk Network Holdings, Inc.(2) 6220 Stoneridge Mall Rd, Pleasanton, CA 94588	Diversified Financial Services	First lien senior secured loan	S + 5.00%	3/12/2029	0.0%	99,750	97,796	100,119
Blue Owl Credit SLF LLC(10) 399 Park Avenue, New York, New York, 10022	Joint Ventures	LLC Interest	N/A	N/A	0.0%	2,189	2,189	2,187
Boxer Parent Company Inc. (f/k/a BMC)(3) 2103 CityWest Boulevard, Houston, TX, 77042	Application Software	First lien senior secured loan	S + 3.75%	7/15/2031	0.0%	20,000	19,952	19,946
Bracket Intermediate Holding Corp.(3) 785 Arbor Way, Blue Bell, PA, 19422	Life Sciences Tools & Services	First lien senior secured loan	S + 5.00%	5/8/2028	0.0%	34,563	33,767	34,687
BridgeBio Pharma, Inc.(3) 3160 Porter Drive, Palo Alto, CA, 94304	Pharmaceuticals	First lien senior secured loan	S + 6.50%	1/17/2029	0.0%	30,000	29,960	29,925
BTRS HOLDINGS INC. (dba Billtrust)(3) 11D South Gold Drive, Hamilton, NJ, 08691	Diversified Financial Services	First lien senior secured loan	S + 8.00%	12/15/2028	0.0%	62,962	61,383	62,647
BTRS HOLDINGS INC. (dba Billtrust)(3)(10) 11D South Gold Drive, Hamilton, NJ, 08691	Diversified Financial Services	First lien senior secured delayed draw term loan	S + 8.00%	12/16/2024	0.0%	4,631	4,631	4,604
BTRS HOLDINGS INC. (dba Billtrust)(3)(10) 11D South Gold Drive, Hamilton, NJ, 08691	Diversified Financial Services	First lien senior secured revolving loan	S + 7.25%	12/15/2028	0.0%	2,518	2,377	2,485
Certinia, Inc.(10) 60 South Market Street, San Jose, CA, 95113	Professional Services	First lien senior secured revolving loan	S + 7.25%	8/3/2029	0.0%	—	(95)	(29)
Certinia, Inc.(4) 60 South Market Street, San Jose, CA, 95113	Professional Services	First lien senior secured loan	S + 7.25%	8/3/2029	0.0%	44,118	43,380	43,897
CloudPay, Inc.(10) Kingsgate House, Newbury Road, Andover, Hampshire SP10 4DU, United Kingdom	Professional Services	Series E Preferred Stock	13.50% PIK	N/A	1.9%	44	9,654	9,432
CloudPay, Inc.(3) Kingsgate House, Newbury Road, Andover, Hampshire SP10 4DU, United Kingdom	Professional Services	First lien senior secured loan	S + 7.50%	7/30/2029	0.0%	11,318	11,208	11,205
Coherent Group Inc 1450 Broadway, New York, New York, NY, 10018.	Insurance	Convertible notes	5.30%	12/31/2024	9.4%	3,029	3,043	3,029
Coherent Group Inc. 1450 Broadway, New York, New York, NY, 10018	Insurance	Series B Preferred Shares	N/A	N/A	9.4%	533,330	16,014	12,200
Color Intermediate, LLC (dba ClaimsXten)(3) 475 Allendale Road, King of Prussia, PA, 19406	Health Care Technology	First lien senior secured loan	S + 4.75%	10/4/2029	0.0%	48,029	48,029	48,029
Computer Services, Inc. (dba CSI)(10) 3901 Technology Drive, Paducah, KY, 42001	Diversified Financial Services	First lien senior secured delayed draw term loan	S + 5.25%	2/5/2026	0.0%	—	(20)	—
Computer Services, Inc. (dba CSI)(3) 3901 Technology Drive, Paducah, KY, 42001	Diversified Financial Services	First lien senior secured loan	S + 5.25%	11/15/2029	0.0%	150,200	147,960	150,200
ConnectWise, LLC(3) 400 North Tampa Street, Tampa, FL, 33602	Systems Software	First lien senior secured loan	S + 3.50%	9/29/2028	0.0%	3,065	2,986	3,058

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
CoreTrust Purchasing Group LLC(10) 1100 Doctor Martin Luther King Junior Boulevard, Nashville, TN, 37203	Diversified Support Services	First lien senior secured delayed draw term loan	S + 5.25%	5/8/2026	0.0%	—	(47)	—
CoreTrust Purchasing Group LLC(10) 1100 Doctor Martin Luther King Junior Boulevard, Nashville, TN, 37203	Diversified Support Services	First lien senior secured revolving loan	S + 5.25%	10/1/2029	0.0%	—	(45)	—
CoreTrust Purchasing Group LLC(2) 1100 Doctor Martin Luther King Junior Boulevard, Nashville, TN, 37203	Diversified Support Services	First lien senior secured loan	S + 5.25%	10/1/2029	0.0%	30,164	29,902	30,164
Coupa Holdings, LLC(10) 1855 South Grant Street, San Mateo, CA, 94402	Application Software	First lien senior secured delayed draw term loan	S + 5.50%	8/27/2025	0.0%	—	—	—
Coupa Holdings, LLC(10) 1855 South Grant Street, San Mateo, CA, 94402	Application Software	First lien senior secured revolving loan	S + 5.50%	2/27/2029	0.0%	—	—	—
Coupa Holdings, LLC(3) 1855 South Grant Street, San Mateo, CA, 94402	Application Software	First lien senior secured loan	S + 5.50%	2/27/2030	0.0%	84,599	84,599	84,599
Covetrus, Inc.(3) 7 Custom House Street, Portland, ME, 04101	Health Care Providers & Services	Second lien senior secured loan	S + 9.25%	10/13/2030	0.0%	75,000	73,703	71,625
Cresset Capital Management, LLC(10) 444 West Lake Street, Chicago, IL, 60606	Capital Markets	First lien senior secured delayed draw term loan	S + 5.00%	9/5/2025	0.0%	—	—	—
Cresset Capital Management, LLC(10) 444 West Lake Street, Chicago, IL, 60606	Capital Markets	First lien senior secured delayed draw term loan	S + 5.00%	6/6/2026	0.0%	—	—	—
Cresset Capital Management, LLC(10) 444 West Lake Street, Chicago, IL, 60606	Capital Markets	First lien senior secured revolving loan	S + 5.00%	6/6/2029	0.0%	—	(10)	(11)
Cresset Capital Management, LLC(2) 444 West Lake Street, Chicago, IL, 60606	Capital Markets	First lien senior secured loan	S + 5.00%	6/6/2030	0.0%	7,816	7,741	7,738
Crewline Buyer, Inc. (dba New Relic)(10) 188 Spear Street, San Francisco, CA, 94105	Systems Software	First lien senior secured revolving loan	S + 6.75%	11/8/2030	0.0%	—	(156)	(30)
Crewline Buyer, Inc. (dba New Relic)(3) 188 Spear Street, San Francisco, CA, 94105	Systems Software	First lien senior secured loan	S + 6.75%	11/8/2030	0.0%	114,805	113,243	114,518
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)(10) 2222 West Dunlap Avenue, Phoenix, AZ, 85021	Health Care Technology	First lien senior secured delayed draw term loan	S + 5.25%	8/31/2026	0.0%	—	—	—
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)(10) 2222 West Dunlap Avenue, Phoenix, AZ, 85021	Health Care Technology	First lien senior secured revolving loan	S + 5.00%	8/29/2031	0.0%	—	(48)	(48)
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)(2) 2222 West Dunlap Avenue, Phoenix, AZ, 85021	Health Care Technology	First lien senior secured loan	S + 5.00%	8/29/2031	0.0%	98,199	97,640	97,635
Delta TopCo, Inc. (dba Infoblox, Inc.)(4) 2390 Mission College Boulevard, Santa Clara, CA, 95054	Systems Software	Second lien senior secured loan	S + 5.25%	11/29/2030	0.0%	16,500	16,418	16,569
Diagnostic Services Holdings, Inc. (dba Rayus Radiology)(2) 5775 Wayzata Boulevard, St. Louis Park, MN, 55416	Health Care Providers & Services	First lien senior secured loan	S + 5.50%	3/15/2025	0.0%	9,931	9,931	9,931
Diamond Insure Bidco (dba Acturis)(7) 100 Hatton Garden, London , EC1N 8NX, United Kingdom	Insurance	First lien senior secured EUR term loan	E + 4.25%	7/1/2031	0.0%	7,496	7,888	8,199

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Diamond Insure Bidco (dba Acturis)(8) 100 Hatton Garden, London , EC1N 8NX, United Kingdom	Insurance	First lien senior secured GBP term loan	SA + 4.50%	7/1/2031	0.0%	24,503	30,380	32,210
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(10) 100 Summer Street, Boston, MA, 02108	Insurance	First lien senior secured revolving loan	S + 7.50%	3/30/2029	0.0%	—	(70)	(19)
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(3) 100 Summer Street, Boston, MA, 02108	Insurance	First lien senior secured loan	S + 7.50%	3/30/2029	0.0%	37,324	36,477	37,137
Dodge Construction Network LLC(3) 34 Crosby Drive, Bedford, MA, 01730	Construction & Engineering	First lien senior secured loan	S + 4.75%	2/23/2029	0.0%	9,775	9,673	7,189
EET Buyer, Inc. (dba e-Emphasys)(10) 2501 Weston Parkway, Cary, NC, 27513	Building Products	First lien senior secured delayed draw term loan	S + 5.00%	4/29/2026	0.0%	—	(5)	—
EET Buyer, Inc. (dba e-Emphasys)(10) 2501 Weston Parkway, Cary, NC, 27513	Building Products	First lien senior secured revolving loan	S + 5.00%	11/8/2027	0.0%	—	(8)	—
EET Buyer, Inc. (dba e-Emphasys)(3) 2501 Weston Parkway, Cary, NC, 27513	Building Products	First lien senior secured loan	S + 5.00%	11/8/2027	0.0%	11,881	11,731	11,881
Elliott Alto Co-Investor Aggregator L.P. 851 Cypress Creek Road, Fort Lauderdale, FL, 33309	Systems Software	LP Interest	N/A	N/A	0.2%	13	13,145	18,244
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(2) 2003 Edmund Halley Drive, Reston, VA, 20191	Diversified Consumer Services	First lien senior secured loan	S + 3.50%	10/7/2029	0.0%	9,820	9,809	9,840
Engage Debtco Limited(3) Courtyard House, The Weighbridge Brewery, High St, Marlow SL7 2FF, United Kingdom	Health Care Providers & Services	First lien senior secured loan	S + 6.00% (2.50% PIK)	7/13/2029	0.0%	20,513	20,143	20,000
Entrata, Inc.(10) 4205 Chapel Ridge Road, Lehi, UT, 84043	Real Estate Management & Development	First lien senior secured revolving loan	S + 6.00%	7/10/2028	0.0%	—	(58)	—
Entrata, Inc.(2) 4205 Chapel Ridge Road, Lehi, UT, 84043	Real Estate Management & Development	First lien senior secured loan	S + 5.75%	7/10/2030	0.0%	44,535	43,916	44,535
Fifth Season Investments LLC 201 Broad St, Stamford, CT 06901	Insurance	Class A Units	N/A	N/A	9.8%	8	74,323	79,219
Finastra USA, Inc.(3) 4 Kingdom Street, Paddington, London W2 6BD, United Kingdom	Banks	First lien senior secured loan	S + 7.25%	9/13/2029	0.0%	81,970	81,150	81,970
Finastra USA, Inc.(3)(10) 4 Kingdom Street, Paddington, London W2 6BD, United Kingdom	Banks	First lien senior secured revolving loan	S + 7.25%	9/13/2029	0.0%	3,958	3,873	3,958
Forescout Technologies, Inc.(10) 300 Santana Row, San Jose, CA, 95128	Systems Software	First lien senior secured revolving loan	S + 5.00%	5/24/2030	0.0%	—	—	—
Forescout Technologies, Inc.(3) 300 Santana Row, San Jose, CA, 95128	Systems Software	First lien senior secured loan	S + 5.00%	5/26/2031	0.0%	1,235	1,230	1,228
Fortra, LLC (f/k/a Help/Systems Holdings, Inc.)(2) 11095 Viking Drive, Eden Prairie, MN, 55344	Systems Software	Second lien senior secured loan	S + 6.75%	11/19/2027	0.0%	20,000	19,803	17,950
Foundation Consumer Brands, LLC(3) 1190 Omega Drive, Pittsburgh, PA, 15205	Pharmaceuticals	First lien senior secured loan	S + 6.25%	2/12/2027	0.0%	16,822	16,632	16,822
Fullsteam Operations, LLC(10) 540 Devall Drive, Auburn, AL, 36832	Application Software	First lien senior secured delayed draw term loan	S + 7.00%	8/22/2025	0.0%	—	(50)	(19)
Fullsteam Operations, LLC(10) 540 Devall Drive, Auburn, AL, 36832	Application Software	First lien senior secured revolving loan	S + 8.25%	11/27/2029	0.0%	—	(14)	—

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Fullsteam Operations, LLC(3) 540 Devall Drive, Auburn, AL, 36832	Application Software	First lien senior secured loan	S + 8.25%	11/27/2029	0.0%	10,593	10,308	10,593
Fullsteam Operations, LLC(3)(10) 540 Devall Drive, Auburn, AL, 36832	Application Software	First lien senior secured delayed draw term loan	S + 8.25%	5/27/2025	0.0%	3,168	3,081	3,168
Fullsteam Operations, LLC(3)(10) 540 Devall Drive, Auburn, AL, 36832	Application Software	First lien senior secured delayed draw term loan	S + 8.25%	11/27/2025	0.0%	1,368	1,329	1,368
Galway Borrower LLC(10) 1 California Street, San Francisco, CA 94111	Insurance	First lien senior secured delayed draw term loan	S + 4.50%	7/25/2026	0.0%	—	—	—
Galway Borrower LLC(3)(10) 1 California Street, San Francisco, CA 94111	Insurance	First lien senior secured revolving loan	S + 4.50%	9/29/2028	0.0%	51	50	51
Gerson Lehrman Group, Inc.(10) 60 East 42nd Street, New York, NY, 10165	Professional Services	First lien senior secured revolving loan	S + 5.25%	12/13/2027	0.0%	—	(7)	(2)
Gerson Lehrman Group, Inc.(3) 60 East 42nd Street, New York, NY, 10165	Professional Services	First lien senior secured loan	S + 5.25%	12/13/2027	0.0%	18,895	18,753	18,848
Granicus, Inc.(10) 1999 Broadway, Denver, CO, 80202	Application Software	First lien senior secured revolving loan	S + 5.25%	1/17/2031	0.0%	—	(2)	—
Granicus, Inc.(2)(10) 1999 Broadway, Denver, CO, 80202	Application Software	First lien senior secured delayed draw term loan	S + 5.25% (2.25% PIK)	1/16/2026	0.0%	290	287	287
Granicus, Inc.(3) 1999 Broadway, Denver, CO, 80202	Application Software	First lien senior secured loan	S + 5.75% (2.25% PIK)	1/17/2031	0.0%	1,954	1,936	1,954
Greenway Health, LLC(4) 4301 West Boy Scout Boulevard, Tampa, FL, 33607	Health Care Technology	First lien senior secured loan	S + 6.75%	4/1/2029	0.0%	10,248	9,979	10,069
Halo Parent Newco, LLC(9) 11095 Viking Drive, Eden Prairie, MN, 55344	Systems Software	Class H PIK Preferred Equity	11.00% PIK	N/A	0.0%	48,659	50,714	40,540
Hg Genesis 9 SumoCo Limited(6) 2 More London Riverside, London SE1 2AP, United Kingdom	Diversified Financial Services	Unsecured EUR facility	E + 7.00% PIK	3/10/2027	0.0%	50,767	55,631	56,658
Hyland Software, Inc.(10) 28105 Clemens Road, Westlake, OH, 44145	Health Care Technology	First lien senior secured revolving loan	S + 6.00%	9/19/2029	0.0%	—	(38)	(16)
Hyland Software, Inc.(2) 28105 Clemens Road, Westlake, OH, 44145	Health Care Technology	First lien senior secured loan	S + 6.00%	9/19/2030	0.0%	64,947	64,075	64,622
Icefall Parent, Inc. (dba EngageSmart)(10) 30 Braintree Hill Office Park, Braintree, MA, 02184	Diversified Consumer Services	First lien senior secured revolving loan	S + 6.50%	1/25/2030	0.0%	—	(31)	(9)
Icefall Parent, Inc. (dba EngageSmart)(2) 30 Braintree Hill Office Park, Braintree, MA, 02184	Diversified Consumer Services	First lien senior secured loan	S + 6.50%	1/25/2030	0.0%	18,261	17,927	18,170
Iconic IMO Merger Sub, Inc. 9600 West Bryn Mawr Avenue, Rosemont, IL, 60018	Health Care Technology	First lien senior secured loan	S + 5.50%	5/11/2029	0.0%	23,040	22,702	22,982
Iconic IMO Merger Sub, Inc.(10) 9600 West Bryn Mawr Avenue, Rosemont, IL, 60018	Health Care Technology	First lien senior secured revolving loan	S + 6.00%	5/11/2028	0.0%	—	(30)	(6)
Indikami Bidco, LLC (dba IntegriChain)(10) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103	Health Care Technology	First lien senior secured delayed draw term loan	S + 6.00%	12/19/2025	0.0%	—	(71)	—

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Indikami Bidco, LLC (dba IntegriChain)(2) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103	Health Care Technology	First lien senior secured loan	S + 6.50% (2.50% PIK)	12/19/2030	0.0%	71,414	69,935	70,343
Indikami Bidco, LLC (dba IntegriChain)(2)(10) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103	Health Care Technology	First lien senior secured revolving loan	S + 6.00%	6/19/2030	0.0%	2,537	2,397	2,431
Innovation Ventures HoldCo, LLC (dba 5 Hour Energy)(2) 38955 Hills Tech Drive, Farmington Hills, MI, 48331	Beverages	First lien senior secured loan	S + 6.25%	3/11/2027	0.0%	7,699	7,623	7,584
Integrated Specialty Coverages, LLC(10) 1811 Aston Avenue, Carlsbad, CA, 92008	Insurance	First lien senior secured delayed draw term loan	S + 6.00%	1/28/2025	0.0%	—	(1)	—
Integrated Specialty Coverages, LLC(10) 1811 Aston Avenue, Carlsbad, CA, 92008	Insurance	First lien senior secured revolving loan	S + 6.00%	7/28/2029	0.0%	—	(7)	—
Integrated Specialty Coverages, LLC(4) 1811 Aston Avenue, Carlsbad, CA, 92008	Insurance	First lien senior secured loan	S + 6.00%	7/28/2030	0.0%	6,671	6,578	6,671
Integrity Marketing Acquisition, LLC(10) 1445 Ross Avenue, Dallas, TX, 75202	Insurance	First lien senior secured delayed draw term loan	S + 5.00%	8/27/2026	0.0%	—	(16)	(16)
Integrity Marketing Acquisition, LLC(10) 1445 Ross Avenue, Dallas, TX, 75202	Insurance	First lien senior secured revolving loan	S + 5.00%	8/25/2028	0.0%	—	(5)	(5)
Integrity Marketing Acquisition, LLC(3) 1445 Ross Avenue, Dallas, TX, 75202	Insurance	First lien senior secured loan	S + 5.00%	8/25/2028	0.0%	36,571	36,386	36,382
Interoperability Bidco, Inc. (dba Lyniate)(10) 100 High Street, Boston, MA, 02110	Health Care Technology	First lien senior secured delayed draw term loan	S + 6.25%	6/30/2026	0.0%	—	—	(29)
Interoperability Bidco, Inc. (dba Lyniate)(2) 100 High Street, Boston, MA, 02110	Health Care Technology	First lien senior secured loan	S + 6.25%	3/27/2028	0.0%	29,080	28,989	28,644
Interoperability Bidco, Inc. (dba Lyniate)(3)(10) 100 High Street, Boston, MA, 02110	Health Care Technology	First lien senior secured revolving loan	S + 6.25%	3/27/2028	0.0%	704	702	670
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))(2) 203 North LaSalle Street, Chicago, IL, 60601	Food & Staples Retailing	First lien senior secured loan	S + 5.00%	12/1/2028	0.0%	146,117	146,117	146,117
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))(2)(10) 203 North LaSalle Street, Chicago, IL, 60601	Food & Staples Retailing	First lien senior secured revolving loan	S + 5.00%	12/1/2027	0.0%	5,074	5,074	5,074
JS PARENT, INC. (dba Jama Software)(10) 135 Southwest Taylor Street, Portland, OR, 97204	Application Software	First lien senior secured revolving loan	S + 5.00%	4/24/2031	0.0%	—	(6)	(7)
JS PARENT, INC. (dba Jama Software)(3) 135 Southwest Taylor Street, Portland, OR, 97204	Application Software	First lien senior secured loan	S + 5.00%	4/24/2031	0.0%	13,676	13,611	13,608
Juniper Square, Inc. 555 Montgomery Street, San Francisco, CA, 94111	Diversified Financial Services	Warrants	N/A	N/A	0.0%	41	238	229
Juniper Square, Inc.(10) 555 Montgomery Street, San Francisco, CA, 94111	Diversified Financial Services	First lien senior secured revolving loan	S + 8.50%	12/29/2026	0.0%	—	(25)	(23)
Juniper Square, Inc.(3) 555 Montgomery Street, San Francisco, CA, 94111	Diversified Financial Services	First lien senior secured loan	S + 8.50%	12/29/2026	0.0%	39,539	38,799	39,144
Juniper Square, Inc.(3) 555 Montgomery Street, San Francisco, CA, 94111	Diversified Financial Services	First lien senior secured delayed draw term loan	S + 8.50%	6/11/2026	0.0%	735	636	623

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Kaseya Inc.(2)(10) 701 Brickell Avenue, Miami, FL, 33131	IT Services	First lien senior secured revolving loan	S + 5.50%	6/25/2029	0.0%	1,194	1,130	1,194
Kaseya Inc.(3) 701 Brickell Avenue, Miami, FL, 33131	IT Services	First lien senior secured loan	S + 5.50%	6/25/2029	0.0%	79,813	78,596	79,813
Kaseya Inc.(3)(10) 701 Brickell Avenue, Miami, FL, 33131	IT Services	First lien senior secured delayed draw term loan	S + 5.50%	6/23/2025	0.0%	921	880	921
Klarna Holding AB(3) Sveavägen 46, 111 34 Stockholm, Sweden	Consumer Finance	Subordinated Floating Rate Notes	S + 7.00%	4/19/2034	0.0%	32,667	32,667	32,667
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(4) 701 Brickell Avenue, Miami, FL, 33131	IT Services	Perpetual Preferred Stock	S + 10.75% PIK	N/A	0.0%	63	79,063	80,264
KWOL Acquisition Inc. (dba Worldwide Clinical Trials) 600 Park Offices Drive, Research Triangle Park, NC, 27709	Health Care Providers & Services	Class A Interest	N/A	N/A	0.1%	159	1,585	1,585
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)(3)(10) 600 Park Offices Drive, Research Triangle Park, NC, 27709	Health Care Providers & Services	First lien senior secured revolving loan	S + 6.25%	12/12/2029	0.0%	367	317	352
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)(4) 600 Park Offices Drive, Research Triangle Park, NC, 27709	Health Care Providers & Services	First lien senior secured loan	S + 6.25%	12/12/2029	0.0%	21,526	21,143	21,419
Litera Bidco LLC(10) 300 South Riverside Plaza, Chicago, IL, 60606	Diversified Consumer Services	First lien senior secured delayed draw term loan	S + 5.00%	5/17/2027	0.0%	—	—	—
Litera Bidco LLC(10) 300 South Riverside Plaza, Chicago, IL, 60606	Diversified Consumer Services	First lien senior secured revolving loan	S + 5.00%	5/1/2028	0.0%	—	(11)	(12)
Litera Bidco LLC(2) 300 South Riverside Plaza, Chicago, IL, 60606	Diversified Consumer Services	First lien senior secured loan	S + 5.00%	5/1/2028	0.0%	35,529	35,365	35,351
Litera Bidco LLC(2)(10) 300 South Riverside Plaza, Chicago, IL, 60606	Diversified Consumer Services	First lien senior secured delayed draw term loan	S + 5.00%	11/17/2026	0.0%	4,663	4,630	4,627
LSI Financing 1 DAC Victoria Building, 1-2 Haddington Rd, Dublin D04 XN32, Ireland	Pharmaceuticals	Preferred Equity	N/A	N/A	0.0%	20,974	21,031	22,748
Magnet Forensics, LLC (f/k/a Grayshift, LLC)(10) 931 Monroe Drive Northeast, Atlanta, GA, 30308	Application Software	First lien senior secured revolving loan	S + 5.25%	7/6/2028	0.0%	—	(36)	—
Magnet Forensics, LLC (f/k/a Grayshift, LLC)(2) 931 Monroe Drive Northeast, Atlanta, GA, 30308	Application Software	First lien senior secured loan	S + 5.25%	7/6/2028	0.0%	149,422	149,245	149,422
ManTech International Corporation(10) 2251 Corporate Park Drive, Herndon, VA, 20171	Aerospace & Defense	First lien senior secured delayed draw term loan	S + 5.00%	6/14/2025	0.0%	—	—	—
ManTech International Corporation(10) 2251 Corporate Park Drive, Herndon, VA, 20171	Aerospace & Defense	First lien senior secured revolving loan	S + 5.00%	9/14/2028	0.0%	—	—	—
ManTech International Corporation(3) 2251 Corporate Park Drive, Herndon, VA, 20171	Aerospace & Defense	First lien senior secured loan	S + 5.00%	9/14/2029	0.0%	70,051	70,051	70,051
Minerva Holdco, Inc.(9) Boston Landing, Boston, MA, 02135	Health Care Technology	Senior A Preferred Stock	10.75% PIK	N/A	0.1%	50	65,573	64,008
Minotaur Acquisition, Inc. (dba Inspira Financial)(10) 2001 Spring Road, Oak Brook, IL, 60523	Diversified Financial Services	First lien senior secured delayed draw term loan	S + 5.00%	5/10/2026	0.0%	—	(56)	(60)

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Minotaur Acquisition, Inc. (dba Inspira Financial)(10) 2001 Spring Road, Oak Brook, IL, 60523	Diversified Financial Services	First lien senior secured revolving loan	S + 5.00%	6/3/2030	0.0%	—	(69)	(74)
Minotaur Acquisition, Inc. (dba Inspira Financial)(2) 2001 Spring Road, Oak Brook, IL, 60523	Diversified Financial Services	First lien senior secured loan	S + 5.00%	6/3/2030	0.0%	72,448	71,753	71,724
Minotaur Acquisition, Inc. (dba Inspira Financial)(2)(10) 2001 Spring Road, Oak Brook, IL, 60523	Diversified Financial Services	First lien senior secured delayed draw term loan	S + 5.00%	5/10/2025	0.0%	12,075	11,901	11,894
Monotype Imaging Holdings Inc.(10) 600 Unicorn Park Drive, Woburn, MA, 01801	Media	First lien senior secured delayed draw term loan	S + 5.50%	2/27/2026	0.0%	—	(20)	—
Monotype Imaging Holdings Inc.(10) 600 Unicorn Park Drive, Woburn, MA, 01801	Media	First lien senior secured revolving loan	S + 5.50%	2/28/2030	0.0%	—	(58)	(43)
Monotype Imaging Holdings Inc.(3) 600 Unicorn Park Drive, Woburn, MA, 01801	Media	First lien senior secured loan	S + 5.50%	2/28/2031	0.0%	68,732	68,247	68,388
Natural Partners, LLC(10) 245 Cooper Street, Ottawa, ON K2P 0G2, Canada	Health Care Providers & Services	First lien senior secured revolving loan	S + 4.50%	11/29/2027	0.0%	—	(8)	(3)
Natural Partners, LLC(3) 245 Cooper Street, Ottawa, ON K2P 0G2, Canada	Health Care Providers & Services	First lien senior secured loan	S + 4.50%	11/29/2027	0.0%	9,081	8,969	9,035
Neptune Holdings, Inc. (dba NexTech)(11) 4221 West Boy Scout Boulevard, Tampa, FL, 33607	Health Care Technology	First lien senior secured revolving loan	S + 5.75%	8/31/2029	0.0%	—	(19)	(4)
Neptune Holdings, Inc. (dba NexTech)(2) 4221 West Boy Scout Boulevard, Tampa, FL, 33607	Health Care Technology	First lien senior secured loan	S + 5.75%	8/30/2030	0.0%	6,568	6,422	6,535
OneOncology, LLC(10) 1301 West Colonial Drive, Orlando, FL, 32804	Health Care Providers & Services	First lien senior secured revolving loan	S + 6.25%	6/11/2029	0.0%	—	(19)	—
OneOncology, LLC(3) 1301 West Colonial Drive, Orlando, FL, 32804	Health Care Providers & Services	First lien senior secured loan	S + 6.25%	6/10/2030	0.0%	7,857	7,755	7,857
OneOncology, LLC(3)(10) 1301 West Colonial Drive, Orlando, FL, 32804	Health Care Providers & Services	First lien senior secured delayed draw term loan	S + 6.25%	12/9/2024	0.0%	2,969	2,920	2,969
OneOncology, LLC(3)(10) 1301 West Colonial Drive, Orlando, FL, 32804	Health Care Providers & Services	First lien senior secured delayed draw term loan	S + 5.00%	6/9/2025	0.0%	3,909	3,876	3,874
Orange Blossom Parent, Inc. 9600 West Bryn Mawr Avenue, Rosemont, IL, 60018	Health Care Technology	Common Units	N/A	N/A	0.1%	17	1,667	1,664
Oranje Holdco, Inc. (dba KnowBe4)(10) 33 North Garden Avenue, Clearwater, FL, 33755	Systems Software	First lien senior secured revolving loan	S + 7.50%	2/1/2029	0.0%	—	(145)	—
Oranje Holdco, Inc. (dba KnowBe4)(3) 33 North Garden Avenue, Clearwater, FL, 33755	Systems Software	First lien senior secured loan	S + 7.50%	2/1/2029	0.0%	106,818	105,436	106,818
Oranje Holdco, Inc. (dba KnowBe4)(3) 33 North Garden Avenue, Clearwater, FL, 33755	Systems Software	First lien senior secured loan	S + 7.25%	2/1/2029	0.0%	21,275	21,077	21,062
Pacific BidCo Inc.(4) Otto-Hahn-Strasse, Plankstadt, 68723, Germany	Pharmaceuticals	First lien senior secured loan	S + 6.00% (2.05% PIK)	8/9/2029	0.0%	8,894	8,729	8,827

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Pacific BidCo Inc.(4)(10) Otto-Hahn-Strasse, Plankstadt, 68723, Germany	Pharmaceuticals	First lien senior secured delayed draw term loan	S + 6.00%	8/11/2025	0.0%	954	935	947
Par Technology Corporation(3) 8383 Seneca Turnpike, New Hartford, NY, 13413	Hotels, Restaurants & Leisure	First lien senior secured loan	S + 5.00%	7/5/2029	0.0%	30,857	30,394	30,376
PDI TA Holdings, Inc.(10) 11675 Rainwater Drive, Alpharetta, GA, 30009	Multiline Retail	First lien senior secured delayed draw term loan	S + 5.25%	2/2/2026	0.0%	—	(28)	(15)
PDI TA Holdings, Inc.(10) 11675 Rainwater Drive, Alpharetta, GA, 30009	Multiline Retail	First lien senior secured revolving loan	S + 5.25%	2/3/2031	0.0%	—	(18)	(13)
PDI TA Holdings, Inc.(3) 11675 Rainwater Drive, Alpharetta, GA, 30009	Multiline Retail	First lien senior secured loan	S + 5.25%	2/3/2031	0.0%	13,195	13,012	13,063
PerkinElmer U.S. LLC(2) 710 Bridgeport Ave, Shelton, CT, 06484	Health Care Equipment & Supplies	First lien senior secured loan	S + 5.00%	3/13/2029	0.0%	56,373	56,347	56,091
PerkinElmer U.S. LLC(2)(10) 710 Bridgeport Ave, Shelton, CT, 06484	Health Care Equipment & Supplies	First lien senior secured delayed draw term loan	S + 5.00%	5/11/2026	0.0%	8,615	8,511	8,572
PetVet Care Centers, LLC(10) One Gorham Island Road, Westport, CT, 06880	Health Care Providers & Services	First lien senior secured delayed draw term loan	S + 6.00%	11/17/2025	0.0%	—	(22)	(51)
PetVet Care Centers, LLC(10) One Gorham Island Road, Westport, CT, 06880	Health Care Providers & Services	First lien senior secured revolving loan	S + 6.00%	11/15/2029	0.0%	—	(48)	(107)
PetVet Care Centers, LLC(2) One Gorham Island Road, Westport, CT, 06880	Health Care Providers & Services	First lien senior secured loan	S + 6.00%	11/15/2030	0.0%	38,956	38,601	38,177
Phantom Purchaser, Inc.(10) 150 Hilton Drive, Jeffersonville, IN, 47130	Health Care Providers & Services	First lien senior secured revolving loan	S + 5.00%	9/19/2031	0.0%	—	(11)	(11)
Phantom Purchaser, Inc.(3) 150 Hilton Drive, Jeffersonville, IN, 47130	Health Care Providers & Services	First lien senior secured loan	S + 5.00%	9/19/2031	0.0%	8,909	8,820	8,820
Ping Identity Holding Corp.(10) 1001 17th Street, Denver, CO, 80202	Systems Software	First lien senior secured revolving loan	S + 4.75%	10/17/2028	0.0%	—	(23)	—
Ping Identity Holding Corp.(3) 1001 17th Street, Denver, CO, 80202	Systems Software	First lien senior secured loan	S + 4.75%	10/17/2029	0.0%	94,156	93,922	94,156
PointClickCare Technologies, Inc.(3) 5570 Explorer Drive, Mississauga, ON L4W 0C4, Canada	Health Care Technology	First lien senior secured loan	S + 3.00%	12/29/2027	0.0%	9,751	9,751	9,751
Project Alpine Co-Invest Fund, LP 1450 Brickell Avenue, Miami, FL, 33131	Application Software	LP Interest	N/A	N/A	0.0%	9,695	9,695	11,449
Project Hotel California Co-Invest Fund, L.P. 11120 Four Points Drive, Austin, TX, 78726	Systems Software	LP Interest	N/A	N/A	0.0%	8,060,655	8,061	9,159
Project Ruby Ultimate Parent Corp. (dba Wellsky)(2) 11300 Switzer Road, Overland Park, KS, 66210	Health Care Technology	First lien senior secured loan	S + 3.25%	3/10/2028	0.0%	11,657	11,275	11,631
Proofpoint, Inc.(2) 925 West Maude Avenue, Sunnyvale, CA, 94085	Professional Services	First lien senior secured loan	S + 3.00%	8/31/2028	0.0%	3,175	3,175	3,173

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Pye-Barker Fire & Safety, LLC(10) 2500 Northwinds Parkway, Alpharetta, GA, 30009	Commercial Services & Supplies	First lien senior secured delayed draw term loan	S + 4.50%	5/24/2026	0.0%	—	(16)	(17)
Pye-Barker Fire & Safety, LLC(3) 2500 Northwinds Parkway, Alpharetta, GA, 30009	Commercial Services & Supplies	First lien senior secured loan	S + 4.50%	5/26/2031	0.0%	14,138	14,070	14,067
Pye-Barker Fire & Safety, LLC(3)(10) 2500 Northwinds Parkway, Alpharetta, GA, 30009	Commercial Services & Supplies	First lien senior secured delayed draw term loan	S + 4.50%	5/24/2026	0.0%	779	761	760
Pye-Barker Fire & Safety, LLC(3)(10) 2500 Northwinds Parkway, Alpharetta, GA, 30009	Commercial Services & Supplies	First lien senior secured revolving loan	S + 4.50%	5/24/2030	0.0%	341	328	327
Relativity ODA LLC(10) 231 South LaSalle Street, Chicago, IL, 60604	Diversified Consumer Services	First lien senior secured revolving loan	S + 4.50%	5/14/2029	0.0%	—	(15)	(16)
Relativity ODA LLC(2) 231 South LaSalle Street, Chicago, IL, 60604	Diversified Consumer Services	First lien senior secured loan	S + 4.50%	5/14/2029	0.0%	45,112	44,933	44,927
RL Datix Holdings (USA), Inc.(10) 311 South Wacker Drive, Chicago, IL, 60606	Health Care Technology	First lien senior secured delayed draw term loan	S + 5.50%	4/30/2027	0.0%	—	—	—
RL Datix Holdings (USA), Inc.(10) 311 South Wacker Drive, Chicago, IL, 60606	Health Care Technology	First lien senior secured revolving loan	S + 5.50%	10/30/2030	0.0%	—	(104)	(111)
RL Datix Holdings (USA), Inc.(3) 311 South Wacker Drive, Chicago, IL, 60606	Health Care Technology	First lien senior secured loan	S + 5.50%	4/30/2031	0.0%	56,155	55,619	55,593
RL Datix Holdings (USA), Inc.(8) 311 South Wacker Drive, Chicago, IL, 60606	Health Care Technology	First lien senior secured GBP term loan	SA + 5.50%	4/30/2031	0.0%	26,005	32,171	34,533
Romulus Intermediate Holdings 1 Inc. (dba PetVet Care Centers)(9) One Gorham Island Road, Westport, CT, 06880	Health Care Providers & Services	Series A Preferred Stock	15.00% PIK	N/A	0.0%	4	4,858	4,799
Rubrik, Inc.(3) 3495 Deer Creek Road, Palo Alto, CA, 94304	Systems Software	First lien senior secured loan	S + 7.00%	8/17/2028	0.0%	46,771	46,254	46,771
Rubrik, Inc.(3)(10) 3495 Deer Creek Road, Palo Alto, CA, 94304	Systems Software	First lien senior secured delayed draw term loan	S + 7.00%	6/9/2028	0.0%	5,366	5,315	5,366
SailPoint Technologies Holdings, Inc.(10) 11120 Four Points Drive, Austin, TX, 78726	Systems Software	First lien senior secured revolving loan	S + 6.00%	8/16/2028	0.0%	—	(169)	(33)
SailPoint Technologies Holdings, Inc.(3) 11120 Four Points Drive, Austin, TX, 78726	Systems Software	First lien senior secured loan	S + 6.00%	8/16/2029	0.0%	136,920	134,727	136,578
Salinger Bidco Inc. (dba Surgical Information Systems)(10) 8000 Avalon Boulevard, Alpharetta, GA, 30009	Health Care Technology	First lien senior secured delayed draw term loan	S + 5.75%	8/3/2026	0.0%	—	(47)	(48)
Salinger Bidco Inc. (dba Surgical Information Systems)(10) 8000 Avalon Boulevard, Alpharetta, GA, 30009	Health Care Technology	First lien senior secured revolving loan	S + 5.75%	5/1/2031	0.0%	—	(113)	(116)
Salinger Bidco Inc. (dba Surgical Information Systems)(3) 8000 Avalon Boulevard, Alpharetta, GA, 30009	Health Care Technology	First lien senior secured loan	S + 5.75%	8/1/2031	0.0%	67,031	66,042	66,026
Securiti, Inc. 300 Santana Row, San Jose, CA, 95128	Systems Software	Series C Preferred Shares	N/A	N/A	3.5%	2,526	20,000	20,000
Securonix, Inc.(3) 5080 Spectrum Drive, Addison, TX, 75001	Systems Software	First lien senior secured loan	S + 7.00%	4/5/2028	0.0%	19,774	19,649	17,401

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Securonix, Inc.(3)(10) 5080 Spectrum Drive, Addison, TX, 75001	Systems Software	First lien senior secured revolving loan	S + 7.00%	4/5/2028	0.0%	80	59	(347)
Sensor Technology Topco, Inc. (dba Humanetics)(10) 23300 Haggerty Road, Farmington Hills, MI, 48335	Professional Services	First lien senior secured delayed draw term loan	S + 6.50%	9/15/2025	0.0%	—	—	—
Sensor Technology Topco, Inc. (dba Humanetics)(2)(10) 23300 Haggerty Road, Farmington Hills, MI, 48335	Professional Services	First lien senior secured revolving loan	S + 6.58%	5/12/2028	0.0%	3,217	3,194	3,230
Sensor Technology Topco, Inc. (dba Humanetics)(3) 23300 Haggerty Road, Farmington Hills, MI, 48335	Professional Services	First lien senior secured loan	S + 7.00% (2.00% PIK)	5/12/2028	0.0%	63,865	63,595	64,184
Sensor Technology Topco, Inc. (dba Humanetics)(6) 23300 Haggerty Road, Farmington Hills, MI, 48335	Professional Services	First lien senior secured EUR term loan	E + 7.25% (2.25% PIK)	5/12/2028	0.0%	11,536	12,480	12,939
Sensor Technology Topco, Inc. (dba Humanetics)(6)(10) 23300 Haggerty Road, Farmington Hills, MI, 48335	Professional Services	First lien senior secured EUR delayed draw term loan	E + 6.75%	9/15/2025	0.0%	—	—	—
Simpler Postage, Inc. (dba Easypost) 2889 Ashton Boulevard, Lehi, UT, 84043	Application Software	Warrants	N/A	N/A	0.0%	151	1,904	1,904
Simpler Postage, Inc. (dba Easypost)(10) 2889 Ashton Boulevard, Lehi, UT, 84043	Application Software	First lien senior secured delayed draw term loan	S + 7.00%	6/11/2026	0.0%	—	(74)	(57)
Simpler Postage, Inc. (dba Easypost)(10) 2889 Ashton Boulevard, Lehi, UT, 84043	Application Software	First lien senior secured delayed draw term loan	S + 8.00%	6/11/2026	0.0%	—	—	—
Simpler Postage, Inc. (dba Easypost)(2) 2889 Ashton Boulevard, Lehi, UT, 84043	Application Software	First lien senior secured loan	S + 7.00%	6/11/2029	0.0%	43,273	41,145	41,109
SimpliSafe Holding Corporation(2) 100 Summer Street, Boston, MA, 02108	Commercial Services & Supplies	First lien senior secured loan	S + 6.25%	5/2/2028	0.0%	22,672	22,388	22,672
Sitecore Holding III A/S(3) 101 California Street, San Francisco, CA, 94111	Systems Software	First lien senior secured loan	S + 7.75% (4.25% PIK)	3/12/2029	0.0%	10,849	10,780	10,849
Sitecore Holding III A/S(7) 101 California Street, San Francisco, CA, 94111	Systems Software	First lien senior secured EUR term loan	E + 7.75% (4.25% PIK)	3/12/2029	0.0%	63,498	66,553	70,867
Sitecore USA, Inc.(3) 101 California Street, San Francisco, CA, 94111	Systems Software	First lien senior secured loan	S + 7.75% (4.25% PIK)	3/12/2029	0.0%	65,407	64,985	65,407
Smarsh Inc.(10) 851 Southwest 6th Avenue, Portland, OR, 97204	Diversified Financial Services	First lien senior secured revolving loan	S + 5.75%	2/16/2029	0.0%	—	(2)	—
Smarsh Inc.(3) 851 Southwest 6th Avenue, Portland, OR, 97204	Diversified Financial Services	First lien senior secured loan	S + 5.75%	2/16/2029	0.0%	25,905	25,731	25,905
Smarsh Inc.(3)(10) 851 Southwest 6th Avenue, Portland, OR, 97204	Diversified Financial Services	First lien senior secured delayed draw term loan	S + 5.75%	2/18/2025	0.0%	3,238	3,195	3,238
Sophos Holdings, LLC(2) Abingdon Science Park, Abingdon OX14 3YP, United Kingdom	Systems Software	First lien senior secured loan	S + 3.50%	3/5/2027	0.0%	14,656	14,307	14,681
Sovos Compliance, LLC(2) 200 Ballardvale Street, Wilmington, MA, 01887	Professional Services	First lien senior secured loan	S + 4.50%	8/11/2028	0.0%	19,401	19,087	19,374
Storable, Inc.(2) 10900 Research Boulevard, Austin, TX, 78759	Equity Real Estate Investment Trusts (REITs)	First lien senior secured loan	S + 3.50%	4/17/2028	0.0%	4,974	4,942	4,983

Company (1)	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Talon MidCo 2 Limited(10) 10 Summer Street, Boston, MA, 02110	Systems Software	First lien senior secured delayed draw term loan	S + 7.69%	8/26/2024	0.0%	—	—	—
Talon MidCo 2 Limited(10) 10 Summer Street, Boston, MA, 02110	Systems Software	First lien senior secured revolving loan	S + 7.00%	8/25/2028	0.0%	—	(18)	—
Talon MidCo 2 Limited(2) 10 Summer Street, Boston, MA, 02110	Systems Software	First lien senior secured loan	S + 6.95%	8/25/2028	0.0%	28,958	28,580	28,958
Talon MidCo 2 Limited(2) 10 Summer Street, Boston, MA, 02110	Systems Software	First lien senior secured loan	S + 6.95%	8/25/2028	0.0%	2,097	2,062	2,097
TC Holdings, LLC (dba TrialCard)(10) 2250 Perimeter Park Drive, Morrisville, NC, 27560	Health Care Providers & Services	First lien senior secured revolving loan	S + 5.00%	4/14/2027	0.0%	—	(12)	—
TC Holdings, LLC (dba TrialCard)(3) 2250 Perimeter Park Drive, Morrisville, NC, 27560	Health Care Providers & Services	First lien senior secured loan	S + 5.00%	4/14/2027	0.0%	38,609	38,452	38,511
TG THERAPEUTICS, INC.(3) 3020 Carrington Mill Boulevard, Morrisville, NC, 27560	Pharmaceuticals	First lien senior secured loan	S + 5.50%	8/2/2029	0.0%	12,500	12,409	12,406
TK Operations Ltd (dba Travelperk, Inc.)(9) Carrer dels Almogàvers, 154-164 08018, Barcelona, Spain	Professional Services	First lien senior secured loan	11.50% PIK	5/1/2029	0.0%	25,158	23,179	23,145
TravelPerk, Inc. Carrer dels Almogàvers, 154-164 08018, Barcelona, Spain	Professional Services	Warrants	N/A	N/A	0.0%	129	1,650	1,650
Vermont Aus Pty Ltd(5) 1 Epping Road, North Ryde, New South Wales, 2113 Australia	Health Care Providers & Services	First lien senior secured AUD term loan	B + 5.75%	3/22/2028	0.0%	14,161	9,593	9,775
Vestwell Holdings, Inc. 360 Madison Avenue, New York, NY, 10017	Professional Services	Series D Preferred Stock	N/A	N/A	0.4%	152	3,020	3,000
WP Irving Co-Invest, L.P. 11511 Reed Hartman Highway, Blue Ash, OH, 45241	Health Care Technology	Partnership Units	N/A	N/A	0.0%	1,250	959	1,276
XOMA Corporation 2200 Powell Street, Emeryville, CA, 94608	Pharmaceuticals	Warrants	N/A	N/A	0.0%	12	82	147
XPLOR T1, LLC(3) 11330 Olive Boulevard, Creve Coeur, MO, 63141	Application Software	First lien senior secured loan	S + 4.25%	6/24/2031	0.0%	5,000	4,976	5,025
XRL 1 LLC (dba XOMA)(9) 2200 Powell Street, Emeryville, CA, 94608	Pharmaceuticals	First lien senior secured loan	0.0988	12/15/2038	0.0%	12,310	12,092	12,125
XRL 1 LLC (dba XOMA)(9)(10) 2200 Powell Street, Emeryville, CA, 94608	Pharmaceuticals	First lien senior secured delayed draw term loan	0.0988	12/31/2025	0.0%	—	(14)	(15)
Zendesk, Inc.(10) 989 Market Street, San Francisco, CA, 94103	Application Software	First lien senior secured delayed draw term loan	S + 5.00%	11/22/2025	0.0%	—	(588)	—
Zendesk, Inc.(10) 989 Market Street, San Francisco, CA, 94103	Application Software	First lien senior secured revolving loan	S + 5.00%	11/22/2028	0.0%	—	(130)	—
Zendesk, Inc.(3) 989 Market Street, San Francisco, CA, 94103	Application Software	First lien senior secured loan	S + 5.00%	11/22/2028	0.0%	94,047	92,693	94,047
Zoro TopCo, Inc.(9) 989 Market Street, San Francisco, CA, 94103)	Application Software	Series A Preferred Equity	12.50% PIK	N/A	0.0%	13	15,461	15,856
Zoro TopCo, L.P. 989 Market Street, San Francisco, CA, 94103	Application Software	Class A Common Units	N/A	N/A	0.2%	1,051	10,514	11,447

__________________
(1)Unless otherwise indicated, loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight Financing Rate ( “SOFR” or “S,” which can include one-, three- or six- month SOFR), Euro Interbank Offered Rate (“EURIBOR” or “E”, which can include three- or six-month EURIBOR), Bank Bill Swap Yield (“BBSY” or “B”), SONIA (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(2)The interest rate on these loans is subject to 1 month SOFR, which as of September 30, 2024 was 4.85%.
(3)The interest rate on these loans is subject to 3 month SOFR, which as of September 30, 2024 was 4.59%.
(4)The interest rate on these loans is subject to 6 month SOFR, which as of September 30, 2024 was 4.25%.
(5)The interest rate on this loan is subject 3 month BBSY, which as of September 30, 2024 was 4.43%.
(6)The interest rate on this loan is subject to 3 month EURIBOR, which as of September 30, 2024 was 3.28%.
(7)The interest rate on this loan is subject 6 month EURIBOR, which as of September 30, 2024 was 3.11%.
(8)The interest rate on this loan is subject to SONIA, which as of September 30, 2024 was 4.95%.
(9)Contains a fixed-rate structure.
(10)Position or portion thereof is an unfunded loan or equity commitment. See Note 7 “Commitments and Contingencies” in the consolidated financial statements in our most recent Quarterly Report on Form 10-Q.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF OTF II
OTF II has entered into the OTF II Investment Advisory Agreement and the OTF II Administration Agreement with OTF II Adviser. Pursuant to the OTF II Investment Advisory Agreement, OTF II pays OTF II Adviser a base management fee and an incentive fee. Pursuant to the OTF II Administration Agreement, OTF II will reimburse OTF II Adviser for expenses necessary to perform services related to OTF II’s administration and operations. In addition, OTF II Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees from portfolio companies.
OTF II’s executive officers, certain of OTF II’s directors and certain other finance professionals of Blue Owl also serve as executives of the Blue Owl Credit Advisers and certain of OTF II’s officers and directors and professionals of Blue Owl, and the Blue Owl Credit Advisers are officers of Blue Owl Securities LLC. In addition, OTF II’s executive officers and directors and the members of OTF II Adviser and members of its Technology Lending Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as OTF II does (including the Blue Owl Credit Advisers) including serving on their respective investment committees and/or on the investment committees of investments funds, accounts or other investment vehicles managed by OTF II’s affiliates which may have investment objective similar to OTF II’s investment objective. At times OTF II may compete with these other entities managed by the other Blue Owl Credit Advisers, including the Blue Owl Credit Clients, for capital and investment opportunities. As a result, OTF II may not be given the opportunity to participate in certain investments made by the Blue Owl Credit Clients. This can create a potential conflict when allocating investment opportunities among OTF II and such other Blue Owl Credit Clients. An investment opportunity that is suitable for multiple clients of the Blue Owl Credit Advisers may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for OTF II Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act.
Allocation of Investment Opportunities
The Blue Owl Credit Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of OTF II Adviser or its affiliates is disadvantaged in relation to any other client of OTF II Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Blue Owl Credit Advisers intend to allocate common expenses among OTF II and other clients of OTF II Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the OTF II Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the OTF II Investment Advisory Agreement.
The Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When OTF II engages in co-investments as permitted by the exemptive relief described below, OTF II will do so in a manner consistent with the Blue Owl Credit Advisers’ allocation policy. In situations where co-investment with other entities managed by OTF II Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Blue Owl Credit Advisers (including executive officers of OTF II Adviser) along with other officers and employees, will need to decide whether OTF II or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Blue Owl Credit Advisers’ investment allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

The Blue Owl Credit Advisers’ allocation policy is designed to manage the potential conflicts of interest between OTF II Adviser’s fiduciary obligations to OTF II and OTF II Adviser’s or its affiliates’ similar fiduciary obligations to other clients, including the Blue Owl Credit Clients; however, there can be no assurance that the Blue Owl Credit Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to OTF II. Not all conflicts of interest can be expected to be resolved in OTF II’s favor.
The allocation of investment opportunities among OTF II and any of the other investment funds sponsored or accounts managed by OTF II Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Blue Owl Credit Advisers investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by OTF II or another investment fund or account) is suitable for OTF II or another investment fund or account including the Blue Owl Credit Clients. In making this assessment, the Blue Owl Credit Advisers may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and NAV of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Blue Owl Credit Advisers may afford prior decisions precedential value.
Pursuant to the Blue Owl Credit Advisers’ allocation policy, if, through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Blue Owl Credit Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.
Certain allocations may be more advantageous to OTF II relative to one or all of the other investment funds, or vice versa. While the Blue Owl Credit Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that OTF II’s actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which OTF II Adviser may be subject did not exist.
Co-Investment Opportunities
OTF II relies on the Order to co-invest with other funds managed by OTF II Adviser or certain affiliates in a manner consistent with OTF II’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, OTF II generally is permitted to co-invest with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of OTF II’s Independent Directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to OTF II and OTF II Shareholders and do not involve overreaching by OTF II or OTF II Shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of OTF II Shareholders and is consistent with OTF II’s investment objective and strategies, (3) the investment by OTF II’s affiliates would not disadvantage OTF II, and OTF II’s participation would not be on a basis different from or less advantageous than that on which OTF II’s affiliates are investing, and (4) the proposed investment by OTF II would not benefit OTF II Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act.
In addition, OTF II has received an amendment to the Order which permits OTF II to participate in follow-on investments in OTF II’s existing portfolio companies with certain affiliates that are private funds if such private funds did not have an investment in such existing portfolio company held by OTF II. The Blue Owl Credit Advisers’ investment allocation policy incorporates the conditions of the Order. As a result of the Order, there could be significant overlap in OTF II’s investment portfolio and the investment portfolio of the other Blue Owl BDCs and/or funds established by the Blue Owl Credit Advisers that could avail themselves of the exemptive relief and that have an investment objective similar to OTF II’s.
Review, Approval or Ratification of Transactions with Related Persons
The OTF II Audit Committee is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).
License Agreement
OTF II has entered into a license agreement (the “OTF II License Agreement”), pursuant to which an affiliate of Blue Owl has granted OTF II a non-exclusive license to use the name “Blue Owl.” Under the OTF II License Agreement, OTF II has a right to use the Blue Owl name for so long as OTF II Adviser or one of its affiliates remains OTF II’s investment adviser. Other than with respect to this limited license, OTF II has no legal right to the “Blue Owl” name or logo.
Material Non-Public Information
OTF II’s senior management, members of OTF II Adviser’s Technology Lending Investment Committee and other investment professionals from OTF II Adviser may serve as directors of, or in a similar capacity with, companies in which OTF II invests or in which OTF II is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict OTF II’s ability to buy or sell the securities of such company under the policies of OTF II or applicable law.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF OTF II
The following table sets forth, as of November 18, 2024, the beneficial ownership information of each current OTF II director, as well as OTF II’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of OTF II Common Stock, and the OTF II executive officers and directors as a group. Percentage of beneficial ownership is based on 175,345,293 shares of OTF II Common Stock outstanding as of November 18, 2024.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the securities. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth the beneficial ownership according to information furnished to OTF II by such persons or publicly available filings. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of OTF II Common Stock is based upon filings by such persons with the SEC and other information obtained from such persons of each current OTF II director, OTF II’s executive officers, the OTF II executive officers and directors as a group, and each person known to OTF II to beneficially own 5% or more of the outstanding shares of OTF II Common Stock.
To OTF II’s knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to shares of OTF II Common Stock beneficially owned by such shareholder. The address of all OTF II executive officers and directors is c/o Blue Owl Technology Finance Corp. II, 399 Park Avenue, New York, NY 10022.

Name (Company or Companies)	Number of Shares of OTF II Common Stock Owned Beneficially	Percentage of OTF II Common Stock Outstanding	Pro Forma Percentage of OTF Common Stock Outstanding(1)
5% Holders
Regents of the University of California(2)	18,491,623	10.5%	11.4%
California State Teachers’ Retirements System(3)	17,086,693	9.7%	4.2%
CH-IP Owl Rock Tech II L.L.C.(4)	12,098,178	6.9%	3.0%
Orange County Employees Retirement System(5)	10,444,423	6.0%	2.6%
MIC Capital Management 85 RSC Ltd.(6)	10,744,783	6.1%	2.6%
Interested Director:
Craig W. Packer	—	—	—
Independent Directors:
Edward D’Alelio	—	—	—
Eric Kaye	—	—	—
Christopher M. Temple	—	—	—
Melissa Weiler	—	—	—
Victor Woolridge(7)	7,730	*	*
Executive Officers:
Erik Bissonnette	32,357	*	*
Karen Hager	—	—	—
Jonathan Lamm	—	—	—
Neena A. Reddy	—	—	—
Matthew Swatt	—	—	—
Shari Withem	—	—	—

Name (Company or Companies)	Number of Shares of OTF II Common Stock Owned Beneficially	Percentage of OTF II Common Stock Outstanding	Pro Forma Percentage of OTF Common Stock Outstanding(1)
Jennifer McMillon	—	—	—
All Executive Officers and Directors as a Group (13 persons)	40,087	*	*
__________________
*Less than 1%
(1)Pro forma percentage of ownership is based on 370,522,939 shares of OTF Common Stock expected be outstanding immediately following completion of the Mergers based on the number of issued and outstanding shares of OTF Common Stock and OTF II Common Stock as of November 18, 2024 and the NAV per share of OTF Common Stock and the NAV per share of OTF II Common Stock on such date, and includes shares of OTF Common Stock that may be exchanged for shares of OTF II Common Stock in accordance with the terms of the Merger Agreement.
(2)The address of the Regents of the University of California is 1111 Broadway, 21st Floor, Oakland, CA 94607. Pro forma ownership is inclusive of 25,239,104 shares of OTF Common Stock. See “Control Persons and Principal Shareholders of OTF.”
(3)The address of California State Teachers’ Retirement System is 100 Waterfront Place, West Sacramento, CA 95606-2807.
(4)CH-IP Owl Rock Tech II, L.L.C (“CH-IP Owl Rock Tech”) is a Delaware limited liability company and is the record and direct beneficial owner of the shares of common stock. Oak Lawn Direct Investors GP, L.L.C., a Delaware limited liability company (“Oak Lawn”) is the managing member of CH-IP Owl Rock Tech. CH Investment Partners, L.L.C., a Delaware limited liability company (“CHIP”) is the investment manager of CH-IP Owl Rock Tech. As investment manager, CHIP has been granted exclusive investment discretion and investment management authority with respect to CH-IP Owl Rock Tech and the shares of common stock owned thereby, but CHIP does not have the power to vote (or direct the vote) of such shares. Pursuant to the Limited Liability Company Agreement of CH-IP Owl Rock Tech, the members of CH-IP Owl Rock Tech have pass-through voting rights such that if any vote or consent is required to be cast or given by CH-IP Owl Rock Tech as a shareholder of OTF II, then CHIP must first obtain direction from the members of CH-IP Owl Rock Tech on how to cast such vote or give such consent on behalf of CH-IP Owl Rock Tech and vote the shares of common stock owned by CH-IP Owl Rock Tech in accordance with directions. Oak Lawn Capital Management, L.P., a Delaware limited partnership (“OLCM”), is the managing member of CHIP. I35 Investors, Inc., a Texas corporation (“I35”), is the manager of Oak Lawn and the sole general partner of OLCM. Michael Silverman and Kyle Rimer are the Co-Presidents of, and may be deemed to beneficially own the securities beneficially owned by, I35 and CHIP. The business address for each of CH-IP Owl Rock Tech, CHIP, OLCM, and I35 is 3953 Maple Avenue, Suite 250, Dallas, Texas 75219.
(5)The address of Orange County Employees Retirement System is 2223 E. Wellington Ave, Santa Ana, CA 92701.
(6)The address of MIC Capital Management 85 RS Ltd. Is 2462ResCowork01, 24th Floor, Al Sila Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates.
(7)Shares are held by Victor Woolridge 2022 Trust.
The following table sets forth, as of November 18, 2024, the dollar range of OTF II’s equity securities that is beneficially owned by each of the current directors of OTF II.

Name of Director	Dollar Range of Equity Securities Beneficially Owned in OTF II(1)(2)
Interested Director:
Craig W. Packer	None
Independent Directors:
Edward D’Alelio	None
Eric Kaye	None
Christopher M. Temple	None
Melissa Weiler	None
Victor Woolridge	Over $100,000
__________________
(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)The dollar range of equity securities of OTF II beneficially owned by directors of OTF II, if applicable, is calculated by multiplying the NAV per share of OTF II Common Stock as of September 30, 2024, which was $15.77, by the number shares of OTF II Common Stock beneficially owned.

DESCRIPTION OF CAPITAL STOCK OF OTF
The following description is based on relevant portions of the MGCL and on the Current OTF Charter and OTF Bylaws and does not reflect the proposed changes in the Amended OTF Charter described elsewhere in this joint proxy/statement prospectus. See “OTF Proposal: Approval of the Charter Amendment Proposal” for a description of the proposed Amended OTF Charter. This summary is not necessarily complete, and you should refer to the OTF Charter and OTF Bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Under the terms of the Current OTF Charter, OTF’s authorized stock consists solely of 500 million shares of OTF Common Stock, par value $0.01 per share, of which [ ] were outstanding as of [ ], 2024 and no shares of preferred stock, par value $0.01 per share.
As permitted by the MGCL, the Current OTF Charter provides that a majority of the OTF Board, without any action by OTF Shareholders, may amend the Current OTF Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that OTF has the authority to issue. The Current OTF Charter also provides that the OTF Board may classify or reclassify any unissued shares of OTF Common Stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. Unless the OTF Board determines otherwise, OTF will issue all shares of OTF Common Stock in uncertificated form.
There are no outstanding options or warrants to purchase OTF’s Common Stock. No stock has been authorized for issuance under any equity compensation plans. Under the MGCL, OTF Shareholders generally are not personally liable for its debts or obligations.
The following presents OTF’s outstanding classes of securities as of [  ], 20[  ]:

Title of Class	Amount Authorized	Amount Held by OTF or for OTF’s Account	Amount Outstanding Exclusive of Amount Held by OTF or for OTF’s Account
Equity Securities
Common Stock	500,000,000	—	[ ]
Common Stock
Under the terms of the Current OTF Charter, all shares of OTF Common Stock have equal rights as to dividends, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and other distributions may be paid to OTF Shareholders if, as and when authorized by the OTF Board and declared out of funds legally available therefor. Shares of OTF Common Stock have no preemptive, exchange, conversion or redemption rights and OTF Shareholders generally have no appraisal rights. Shares of OTF Common Stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that OTF assets could be treated as “plan assets,” OTF may require any person proposing to acquire shares of OTF Common Stock to furnish such information as may be necessary to determine whether such person is a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the OTF Board.
In the event of a liquidation, dissolution or winding up, each share of OTF Common Stock would be entitled to share ratably in all of OTF’s assets that are legally available for distribution after OTF pays or otherwise provide for all debts and other liabilities and subject to any preferential rights of holders of OTF preferred stock, if any preferred stock is outstanding at such time. Subject to the rights of holders of any other class or series of stock, each share of

OTF Common Stock is entitled to one vote on all matters submitted to a vote of OTF Shareholders, including the election of directors, and the OTF Shareholders will possess the exclusive voting power. There will be no cumulative voting in the election of directors. Cumulative voting entitles an OTF Shareholder to as many votes as equals the number of votes which such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected and allows an OTF Shareholder to cast a portion or all of OTF Shareholder’s votes for one or more candidates for seats on the OTF Board. Without cumulative voting, a minority OTF Shareholder may not be able to elect as many directors as the OTF Shareholder would be able to elect if cumulative voting were permitted. Subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director will be elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in the OTF Bylaws), in which directors will be elected by a plurality of the votes cast in the contested election of directors.
Preferred Stock
Under the terms of the Current OTF Charter, the OTF Board may authorize OTF to issue shares of preferred stock in one or more classes or series, without OTF Shareholder approval, to the extent permitted by the 1940 Act. The OTF Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. OTF does not currently anticipate issuing preferred stock in the near future. In the event OTF issues preferred stock, OTF will make any required disclosure to OTF Shareholders. OTF will not offer preferred stock to OTF Adviser or OTF’s affiliates except on the same terms as offered to all other OTF Shareholders.
Preferred stock could be issued with terms that would adversely affect OTF Shareholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of OTF’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
The MGCL permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Current OTF Charter contains a provision that eliminates directors’ and officers’ liability, subject to the limitations of the MGCL and the requirements of the 1940 Act.
The MGCL requires a corporation (unless its charter provides otherwise, which the Current OTF Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity against reasonable expenses actually incurred in the proceeding in which the director or officer was successful. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under the MGCL, a Maryland corporation also may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The Current OTF Charter obligates OTF, subject to the limitations of the MGCL and the requirements of the 1940 Act, to indemnify (1) any present or former director or officer; or (2) any individual who, while a director or officer and at OTF’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee; from and against any claim or liability to which the person or entity may become subject or may incur by reason of such person’s service in that capacity, and to pay or reimburse such person’s reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the 1940 Act, OTF will not indemnify any person for any liability to the extent that such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office.
The MGCL and Certain Current OTF Charter and OTF Bylaws Provisions; Anti-Takeover Measures
The MGCL, the Current OTF Charter and the OTF Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire OTF by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of OTF to negotiate first with the OTF Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of OTF Shareholders. OTF believes, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the OTF Board’s ability to negotiate such proposals may improve their terms.
Under the MGCL, a Maryland corporation generally cannot dissolve, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the Current OTF Charter provides for approval of these actions by the affirmative vote of OTF Shareholders entitled to cast a majority of the votes entitled to be cast on the matter.
Subject to certain exceptions provided in the Current OTF Charter, the affirmative vote of at least 75% of the votes entitled to be cast thereon, with the holders of each class or series of OTF Common Stock voting as a separate class, will be necessary to effect any of the following actions:
•the liquidation or dissolution of OTF;
•any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of OTF’s assets that the MGCL requires be approved by OTF Shareholders; or
•any transaction between OTF, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of OTF directors generally, or any person controlling, controlled by or under common control with, employed by or acting as an agent of, any such person or member of such group.
However, if the proposal or transaction is approved by at least a majority of OTF’s continuing directors, the proposal or transaction may be approved only by the OTF Board and, if necessary, OTF Shareholders as otherwise would be required by applicable law, the Current OTF Charter and OTF Bylaws, without regard to the supermajority approval requirements discussed above. A “continuing director” is defined in the Current OTF Charter as (1) the current directors, (2) those directors whose nomination for election by OTF Shareholders or whose election by the directors to fill vacancies is approved by a majority of the current directors then on the OTF Board or (3) any successor directors whose nomination for election by OTF Shareholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
The Current OTF Charter also provides that the OTF Board is divided into three classes, as nearly equal in size as practicable, with each class of directors serving for a staggered three-year term. Additionally, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, but only for cause (as such term is defined in the Current OTF Charter) and only by the affirmative vote of OTF Shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, voting as a single class. The Current OTF Charter and OTF Bylaws also provide that, except as provided otherwise by the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the OTF Board, including any newly created directorship resulting from an increase in the size of the OTF Board, may only be filled by vote of the directors then in office, even if less than a quorum, or by a sole remaining director; provided that, under the MGCL, when the holders of any class, classes or series of stock have the exclusive power under the charter to elect certain directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected by such class, classes or series of OTF stock. In addition, the Current OTF Charter provides that, subject to any rights of holders of one or more classes or series of stock to elect or remove one or more directors, the total number of directors will be fixed from time to time exclusively pursuant to resolutions adopted by the OTF Board.
The classification of the OTF Board and the limitations on removal of directors described above as well as the limitations on OTF Shareholders’ right to fill vacancies and newly created directorships and to fix the size of the OTF Board could have the effect of making it more difficult for a third party to acquire OTF, or of discouraging a third party from acquiring or attempting to acquire OTF.
The MGCL, the Current OTF Charter and OTF Bylaws also provide that:
•any action required or permitted to be taken by OTF Shareholders at an annual meeting or special meeting of OTF Shareholders may only be taken if it is properly brought before such meeting or by unanimous consent in lieu of a meeting;
•special meetings of OTF Shareholders may only be called by the OTF Board, the chairman of the OTF Board, the President, or the Chief Executive Officer, and must be called by the Secretary upon the written request of OTF Shareholders who are entitled to cast at least a majority of all the votes entitled to be cast at such meeting; and
•any OTF Shareholder nomination or business proposal to be properly brought before a meeting of OTF Shareholders must have been made in compliance with certain advance notice and informational requirements.
These provisions could delay or hinder OTF Shareholder actions which are favored by the holders of a majority of OTF’s outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for OTF Common Stock, because such person or entity, even if it acquired a majority of OTF outstanding voting securities, would be able to take action as an OTF Shareholder (such as electing new directors or approving a merger) only at a duly called OTF Shareholders meeting, and not by written consent. The provisions of the Current OTF Charter requiring that the directors may be removed only for cause and only by the affirmative vote of at least three-quarters of the votes entitled to be cast generally in the election of directors will also prevent OTF

Shareholders from removing incumbent directors except for cause and upon a substantial affirmative vote. In addition, although the advance notice and information requirements in the OTF Bylaws do not give the OTF Board any power to disapprove OTF Shareholder nominations for the election of directors or business proposals that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of OTF Shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to OTF and OTF Shareholders.
Under the MGCL, a Maryland corporation generally cannot amend its charter unless the amendment is declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of an amendment of the charter by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the Current OTF Charter provides for approval of Current OTF Charter amendments by the affirmative vote of OTF Shareholders entitled to cast a majority of the votes entitled to be cast on the matter. The OTF Board, by vote of a majority of the members of the OTF Board, has the exclusive power to adopt, alter, amend or repeal the OTF Bylaws. The Current OTF Charter provides that any amendment to the Current OTF Charter to make OTF Common Stock a “redeemable security” or to convert OTF from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), any amendment to the Current OTF Charter to effect the liquidation or dissolution of OTF or any amendment to the following provisions of the Current OTF Charter, among others, will require, in addition to any other vote required by applicable law or the Current OTF Charter, the affirmative vote of OTF Shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, with the holders of each class or series of OTF stock voting as a separate class, unless the majority of the continuing directors approve the amendment, in which case such amendment must be approved as would otherwise be required by applicable law, the Current OTF Charter and OTF Bylaws:
•the provisions regarding the classification of the OTF Board;
•the provisions governing the removal of directors;
•the provisions limiting OTF Shareholder action by written consent;
•the provisions regarding the number of directors on the OTF Board; and
•the provisions specifying the vote required to approve extraordinary actions and amend the Current OTF Charter and the OTF Board’s exclusive power to amend the OTF Bylaws.
Advance Notice Provisions for OTF Shareholder Nominations and OTF Shareholder Proposals
The OTF Bylaws provide that, with respect to an annual meeting of OTF Shareholders, nominations of individuals for election as directors and the proposal of business to be considered by OTF Shareholders may be made only (a) pursuant to the notice of the meeting, (b) by or at the direction of the OTF Board or (c) by an OTF Shareholder who is an OTF Shareholder of record both at the time of giving the advance notice required by the OTF Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the OTF Bylaws. With respect to special meetings of OTF Shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting at which directors are to be elected may be made only (a) pursuant to the notice of the meeting, (b) by or at the direction of the OTF Board or (c) provided that the OTF Board has determined that directors will be elected at the meeting , by an OTF Shareholder who is an OTF Shareholder of record both at the time of giving the advance notice required by the OTF Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the OTF Bylaws.
The purpose of requiring OTF Shareholders to give OTF advance notice of nominations and other business is to afford the OTF Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the OTF Board, to inform OTF Shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of OTF Shareholders. Although the OTF Bylaws do not give the OTF Board any power to disapprove OTF Shareholder nominations for the election of directors or proposals recommending certain action, the advance notice and information requirements may have the effect of precluding election contests or the consideration of OTF Shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to OTF and OTF Shareholders.
No Appraisal Rights
For certain extraordinary transactions and Current OTF Charter amendments, the MGCL provides the right to dissenting OTF Shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the MGCL, the Current OTF Charter provides that OTF Shareholders will not be entitled to exercise appraisal rights unless the OTF Board determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which OTF Shareholders would otherwise be entitled to exercise appraisal rights.
Control Share Acquisitions
Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of shareholders entitled to cast two-thirds of the votes entitled to be cast on the matter, which is referred to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•one-tenth or more but less than one-third;
•one-third or more but less than a majority; or
•a majority or more of all voting power.
The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of shareholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a shareholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. The OTF Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of stock. The SEC staff previously took the position that, if a BDC failed to opt-out of the Control Share Acquisition Act, its actions would be inconsistent with Section 18(i) of the 1940 Act. However, the SEC recently withdrew its previous position, and stated that is would not recommend enforcement action against a closed-end fund, including a BDC, that that opts in to being subject to the Control Share Acquisition Act if the closed-end fund acts with reasonable care on a basis consistent with other applicable duties and laws and the duty to the company and its shareholders generally. As such, OTF may amend the OTF Bylaws to be subject to the Control Share Acquisition Act, but will do so only if the OTF Board determines that it would be in OTF’s best interests and if such amendment can be accomplished in compliance with applicable laws, regulations and SEC guidance.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:
•any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or
•an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.
A person is not an interested shareholder under this statute if the corporation’s board of directors approves in advance the transaction by which such person otherwise would have become an interested shareholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any such business combination generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:
•80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•two-thirds of the votes entitled to be cast by holders of outstanding voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.
These super-majority vote requirements do not apply if holders of the corporation’s common stock receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the corporation’s board of directors before the time that the interested shareholder becomes an interested shareholder. The OTF Board has adopted a resolution exempting from the requirements of the statute any business combination between OTF and any other person, provided that such business combination is first approved by the OTF Board (including a majority of the directors who are not “interested persons” within the meaning of the 1940 Act). This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the OTF Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of OTF and increase the difficulty of consummating any offer.

Conflict with the 1940 Act
The OTF Bylaws provide that, if and to the extent that any provision of the MGCL, including the Maryland Control Share Acquisition Act (if OTF amends the OTF Bylaws to be subject to such Act) and the Maryland Business Combination Act or any provision of the Current OTF Charter or OTF Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Exclusive Forum
OTF’s Bylaws require that, unless OTF consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of OTF, (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of OTF’s director, officer or other agent to OTF or to OTF Shareholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Current OTF Charter or the OTF Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in the OTF Bylaws does not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act.
There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for OTF Shareholders in bringing a claim against OTF or its directors, officers or other agents. Any investor purchasing or otherwise acquiring OTF shares is deemed to have notice of and consented to the foregoing provision.
The exclusive forum selection provision in the OTF Bylaws may limit OTF Shareholders’ ability to obtain a favorable judicial forum for disputes with OTF or its directors, officers or other agents, which may discourage lawsuits against OTF and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

DESCRIPTION OF CAPITAL STOCK OF OTF II
The following description is based on relevant portions of the MGCL and on the OTF II Charter and OTF II Bylaws. This summary is not necessarily complete, and you should refer to the OTF II Charter and OTF II Bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Under the terms of the OTF II Charter, OTF II’s authorized stock consists solely of 500 million shares of OTF II Common Stock, par value $0.01 per share, of which [ ] were outstanding as of [ ], 2024 and no shares of preferred stock, par value $0.01 per share.
As permitted by the MGCL, the OTF II Charter provides that a majority of the OTF II Board, without any action by OTF II Shareholders, may amend the OTF II Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that OTF II has the authority to issue. The OTF II Charter also provides that the OTF II Board may classify or reclassify any unissued shares of OTF II Common Stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. Unless the OTF II Board determines otherwise, OTF II will issue all shares of OTF II Common Stock in uncertificated form.
There are no outstanding options or warrants to purchase OTF II Common Stock. No OTF II Common Stock has been authorized for issuance under any equity compensation plans. Under the MGCL, OTF II Shareholders generally are not personally liable for its debts or obligations.
The following presents OTF II’s outstanding classes of securities as of [ ], 20[ ]:

Title of Class	Amount Authorized	Amount Held by OTF II or for OTF II’s Account	Amount Outstanding Exclusive of Amount Held by OTF II or for OTF II’s Account
Equity Securities
Common Stock	500,000,000	—	[ ]
Common Stock
Under the terms of the OTF II Charter, all shares of OTF II Common Stock have equal rights as to dividends, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and other distributions may be paid to OTF II Shareholders if, as and when authorized by the OTF II Board and declared out of funds legally available therefor. Shares of OTF II Common Stock have no preemptive, exchange, conversion or redemption rights and OTF II Shareholders generally have no appraisal rights. Shares of OTF II Common Stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that OTF II assets could be treated as “plan assets,” OTF II may require any person proposing to acquire shares of OTF II Common Stock to furnish such information as may be necessary to determine whether such person is a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the OTF II Board.
Following a Listing, without the prior written consent of the OTF II Board, during the OTF II Restricted Period (as defined below), OTF II Shareholders may not transfer (whether by sale, gift, merger, operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber any shares of OTF II Common Stock acquired prior to the Listing. The OTF II Restricted Period is:
•180 days after the date of the Listing for all of the shares of OTF II Common Stock held by an OTF II Shareholder prior to the Listing;

•270 days after the Listing for two-thirds of the shares of OTF II Common Stock held by an OTF II Shareholder prior to the Listing; and
•365 days after the Listing for one-third of the shares of OTF II Common Stock held by an OTF II Shareholder prior to the Listing.
The OTF II Board may impose certain conditions in connection with granting its consent to a transfer pursuant to the OTF II Charter, and any such consent will be granted in the sole discretion of the OTF II Board. Any purported transfer of any shares of OTF II Common Stock effected in violation of the transfer restrictions will be void ab initio and will have no force or effect, and OTF II will not register or permit registration of (and will direct its transfer agent, if any, not to register or permit registration of) any such purported transfer on its books and records.
In the event of a liquidation, dissolution or winding up, each share of OTF II Common Stock would be entitled to share ratably in all of OTF II’s assets that are legally available for distribution after OTF II pays or otherwise provide for all debts and other liabilities and subject to any preferential rights of holders of OTF II’s preferred stock, if any preferred stock is outstanding at such time. Subject to the rights of holders of any other class or series of stock, each share of OTF II Common Stock is entitled to one vote on all matters submitted to a vote of OTF II Shareholders, including the election of directors, and OTF II Shareholders will possess the exclusive voting power. There will be no cumulative voting in the election of directors. Cumulative voting entitles an OTF II Shareholder to as many votes as equals the number of votes which such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected and allows an OTF II Shareholder to cast a portion or all of the OTF II Shareholder’s votes for one or more candidates for seats on the OTF II Board. Without cumulative voting, a minority OTF II Shareholder may not be able to elect as many directors as the OTF II Shareholder would be able to elect if cumulative voting were permitted. Subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director will be elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in the OTF II Bylaws), in which directors will be elected by a plurality of the votes cast in the contested election of directors.
Preferred Stock
Under the terms of the OTF II Charter, the OTF II Board may authorize OTF II to issue shares of preferred stock in one or more classes or series, without OTF II Shareholder approval, to the extent permitted by the 1940 Act. The OTF II Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. OTF II does not currently anticipate issuing preferred stock in the near future. In the event OTF II issues preferred stock, OTF II will make any required disclosure to OTF II Shareholders. OTF II will not offer preferred stock to OTF II Adviser or OTF II’s affiliates except on the same terms as offered to all other OTF II Shareholders.
Preferred stock could be issued with terms that would adversely affect OTF II Shareholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of OTF II’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
The MGCL permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The OTF II Charter contains a provision that eliminates directors’ and officers’ liability, subject to the limitations of the MGCL and the requirements of the 1940 Act.
The MGCL requires a corporation (unless its charter provides otherwise, which the OTF II Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity against reasonable expenses actually incurred in the proceeding in which the director or officer was successful. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under the MGCL, a Maryland corporation also may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The OTF II Charter obligates OTF II, subject to the limitations of the MGCL and the requirements of the 1940 Act, to indemnify (1) any present or former director or officer; or (2) any individual who, while a director or officer and at OTF II’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee; from and against any claim or liability to which the person or entity may become subject or may incur by reason of such person’s service in that capacity, and to pay or reimburse such person’s reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the 1940 Act, OTF II will not indemnify any person for any liability to the extent that such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office.
The MGCL and Certain OTF II Charter and OTF II Bylaws Provisions; Anti-Takeover Measures
The MGCL, the OTF II Charter and the OTF II Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire OTF II by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of OTF II to negotiate first with the OTF II Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of OTF II Shareholders. OTF II believes, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the OTF II Board’s ability to negotiate such proposals may improve their terms.
Under the MGCL, a Maryland corporation generally cannot dissolve, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the OTF II Charter provides for approval of these actions by the affirmative vote of OTF II Shareholders entitled to cast a majority of the votes entitled to be cast on the matter.
Subject to certain exceptions provided in the OTF II Charter, the affirmative vote of at least 75% of the votes entitled to be cast thereon, with the holders of each class or series of OTF II Common Stock voting as a separate class, will be necessary to effect any of the following actions:
•the liquidation or dissolution of OTF II;
•any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of OTF II’s assets that the MGCL requires be approved by OTF II Shareholders; or
•any transaction between OTF II, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of OTF II directors generally, or any person controlling, controlled by or under common control with, employed by or acting as an agent of, any such person or member of such group.
However, if the proposal or transaction is approved by at least a majority of OTF II’s continuing directors, the proposal or transaction may be approved only by the OTF II Board and, if necessary, OTF II Shareholders as otherwise would be required by applicable law, the OTF II Charter and the OTF II Bylaws, without regard to the supermajority approval requirements discussed above. A “continuing director” is defined in the OTF II Charter as (1) the current directors, (2) those directors whose nomination for election by OTF II Shareholders or whose election by the directors to fill vacancies is approved by a majority of the current directors then on the OTF II Board or (3) any successor directors whose nomination for election by OTF II Shareholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
The OTF II Charter also provides that the OTF II Board is divided into three classes, as nearly equal in size as practicable, with each class of directors serving for a staggered three-year term. Additionally, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, but only for cause (as such term is defined in the OTF II Charter) and only by the affirmative vote of OTF II Shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, voting as a single class. The OTF II Charter and OTF II Bylaws also provide that, except as provided otherwise by the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the OTF II Board, including any newly created directorship resulting from an increase in the size of the OTF II Board, may only be filled by vote of the directors then in office, even if less than a quorum, or by a sole remaining director; provided that, under the MGCL, when the holders of any class, classes or series of stock have the exclusive power under the charter to elect certain directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected by such class, classes or series of OTF II stock. In addition, the OTF II Charter provides that, subject to any rights of holders of one or more classes or series of stock to elect or remove one or more directors, the total number of directors will be fixed from time to time exclusively pursuant to resolutions adopted by the OTF II Board.
The classification of the OTF II Board and the limitations on removal of directors described above as well as the limitations on OTF II Shareholders’ right to fill vacancies and newly created directorships and to fix the size of the OTF II Board could have the effect of making it more difficult for a third party to acquire OTF II, or of discouraging a third party from acquiring or attempting to acquire OTF II.
The MGCL, the OTF II Charter and OTF II Bylaws also provide that:
•any action required or permitted to be taken by OTF II Shareholders at an annual meeting or special meeting of OTF II Shareholders may only be taken if it is properly brought before such meeting or by unanimous consent in lieu of a meeting;

•special meetings of OTF II Shareholders may only be called by the OTF II Board, the chairman of the OTF II Board, the President or the Chief Executive Officer, and must be called by the Secretary upon the written request of OTF II Shareholders who are entitled to cast at least a majority of all the votes entitled to be cast at such meeting; and
•any OTF II Shareholder nomination or business proposal to be properly brought before a meeting of OTF II Shareholders must have been made in compliance with certain advance notice and informational requirements.
These provisions could delay or hinder OTF II Shareholder actions which are favored by the holders of a majority of OTF II’s outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for OTF II Common Stock, because such person or entity, even if it acquired a majority of OTF II outstanding voting securities, would be able to take action as an OTF II Shareholder (such as electing new directors or approving a merger) only at a duly called OTF II Shareholders meeting, and not by written consent. The provisions of the OTF II Charter requiring that the directors may be removed only for cause and only by the affirmative vote of at least three-quarters of the votes entitled to be cast generally in the election of directors will also prevent OTF II Shareholders from removing incumbent directors except for cause and upon a substantial affirmative vote. In addition, although the advance notice and information requirements in the OTF II Bylaws do not give the OTF II Board any power to disapprove OTF II Shareholder nominations for the election of directors or business proposals that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of OTF II Shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to OTF II and OTF II Shareholders.
Under the MGCL, a Maryland corporation generally cannot amend its charter unless the amendment is declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of an amendment of the charter by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the OTF II Charter provides for approval of OTF II Charter amendments by the affirmative vote of OTF II Shareholders entitled to cast a majority of the votes entitled to be cast on the matter. The OTF II Board, by vote of a majority of the members of the OTF II Board, has the exclusive power to adopt, alter, amend or repeal the OTF II Bylaws. The OTF II Charter provides that any amendment to the OTF II Charter to make OTF II Common Stock a “redeemable security” or to convert OTF II from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), any amendment to the OTF II Charter to effect the liquidation or dissolution of OTF II or any amendment to the following provisions of the OTF II Charter, among others, will require, in addition to any other vote required by applicable law or the OTF II Charter, the affirmative vote of OTF II Shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, with the holders of each class or series of OTF II stock voting as a separate class, unless the majority of the continuing directors approve the amendment, in which case such amendment must be approved as would otherwise be required by applicable law, the OTF II Charter and the OTF II Bylaws:
•the provisions regarding the classification of the OTF II Board;
•the provisions governing the removal of directors;
•the provisions limiting OTF II Shareholder action by written consent;
•the provisions regarding the number of directors on the OTF II Board; and
•the provisions specifying the vote required to approve extraordinary actions and amend the OTF II Charter and the OTF II Board’s exclusive power to amend the OTF II Bylaws.

Advance Notice Provisions for OTF II Shareholder Nominations and OTF II Shareholder Proposals
The OTF II Bylaws provide that, with respect to an annual meeting of OTF II Shareholders, nominations of individuals for election as directors and the proposal of business to be considered by OTF II Shareholders may be made only (a) pursuant to the notice of the meeting, (b) by or at the direction of the OTF II Board or (c) by an OTF II Shareholder who is an OTF II Shareholder of record both at the time of giving the advance notice required by the OTF II Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the OTF II Bylaws. With respect to special meetings of OTF II Shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting at which directors are to be elected may be made only (a) pursuant to the notice of the meeting, (b) by or at the direction of the OTF II Board or (c) provided that the OTF II Board has determined that directors will be elected at the meeting , by an OTF II Shareholder who is an OTF II Shareholder of record both at the time of giving the advance notice required by the OTF II Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the OTF II Bylaws.
The purpose of requiring OTF II Shareholders to give OTF II advance notice of nominations and other business is to afford the OTF II Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the OTF II Board, to inform OTF II Shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of OTF II Shareholders. Although the OTF II Bylaws do not give the OTF II Board any power to disapprove OTF II Shareholder nominations for the election of directors or proposals recommending certain action, the advance notice and information requirements may have the effect of precluding election contests or the consideration of OTF II Shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to OTF II and OTF II Shareholders.
No Appraisal Rights
For certain extraordinary transactions and OTF II Charter amendments, the MGCL provides the right to dissenting OTF II Shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the MGCL, the OTF II Charter provides that OTF II Shareholders will not be entitled to exercise appraisal rights unless the OTF II Board determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which OTF II Shareholders would otherwise be entitled to exercise appraisal rights.
Control Share Acquisitions
Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of shareholders entitled to cast two-thirds of the votes entitled to be cast on the matter, which is referred to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•one-tenth or more but less than one-third;
•one-third or more but less than a majority; or
•a majority or more of all voting power.

The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of shareholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a shareholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. The OTF II Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of stock. The SEC staff previously took the position that, if a BDC failed to opt-out of the Control Share Acquisition Act, its actions would be inconsistent with Section 18(i) of the 1940 Act. However, the SEC recently withdrew its previous position, and stated that is would not recommend enforcement action against a closed-end fund, including a BDC, that that opts in to being subject to the Control Share Acquisition Act if the closed-end fund acts with reasonable care on a basis consistent with other applicable duties and laws and the duty to the company and its shareholders generally. As such, OTF II may amend the OTF II Bylaws to be subject to the Control Share Acquisition Act, but will do so only if the OTF II Board determines that it would be in OTF II’s best interests and if such amendment can be accomplished in compliance with applicable laws, regulations and SEC guidance.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:
•any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or
•an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.
A person is not an interested shareholder under this statute if the corporation’s board of directors approves in advance the transaction by which such person otherwise would have become an interested shareholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any such business combination generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:
•80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•two-thirds of the votes entitled to be cast by holders of outstanding voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.
These super-majority vote requirements do not apply if holders of the corporation’s common stock receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the corporation’s board of directors before the time that the interested shareholder becomes an interested shareholder. The OTF II Board has adopted a resolution exempting from the requirements of the statute any business combination between OTF II and any other person, provided that such business combination is first approved by the OTF II Board (including a majority of the directors who are not “interested persons” within the meaning of the 1940 Act). This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the OTF II Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of OTF II and increase the difficulty of consummating any offer.
Conflict with the 1940 Act
The OTF II Bylaws provide that, if and to the extent that any provision of the MGCL, including the Maryland Control Share Acquisition Act (if OTF II amends the OTF II Bylaws to be subject to such Act) and the Maryland Business Combination Act or any provision of the OTF II Charter or OTF II Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Exclusive Forum
OTF II’s Bylaws require that, unless OTF II consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of OTF II, (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of OTF II’s director, officer or other agent to OTF II or to OTF II Shareholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the OTF II Charter or the OTF II Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in the OTF II Bylaws does not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act.
There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for OTF II Shareholders in bringing a claim against OTF II or its directors, officers or other agents. Any investor purchasing or otherwise acquiring OTF II shares is deemed to have notice of and consented to the foregoing provision.
The exclusive forum selection provision in the OTF II Bylaws may limit OTF II Shareholders’ ability to obtain a favorable judicial forum for disputes with OTF II or its directors, officers or other agents, which may discourage lawsuits against OTF II and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

OTF DIVIDEND REINVESTMENT PLAN
Pursuant to the OTF Dividend Reinvestment Plan, OTF will reinvest all cash distributions declared by the OTF Board on behalf of OTF Shareholders who do not elect to receive their distribution in cash. As a result, if the OTF Board authorizes, and OTF declares, a cash dividend or other distribution, then OTF Shareholders who have not opted out of the OTF Dividend Reinvestment Plan will have their cash distributions automatically reinvested in additional shares of OTF Common Stock, rather than receiving the cash dividend or other distribution. Any fractional share otherwise issuable to a participant in the OTF Dividend Reinvestment Plan will instead be paid in cash.
The number of shares to be issued to an OTF Shareholder under the OTF Dividend Reinvestment Plan will be determined by dividing the total dollar amount of the distribution payable to such OTF Shareholder by the NAV per share of OTF Common Stock, as of the last day of the calendar quarter immediately preceding the date such distribution was declared. OTF intends to use newly issued shares to implement the OTF Dividend Reinvestment Plan. OTF Shareholders who receive distributions in the form of OTF Common Stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.
No action is required on the part of a registered OTF Shareholder to have cash dividends or other distributions reinvested in shares of OTF Common Stock. A registered OTF Shareholder is able to elect to receive an entire cash dividend or other distribution in cash by notifying OTF Adviser in writing so that such notice is received by OTF Adviser no later than ten days prior to the record date for distributions to OTF Shareholders.
There are no brokerage charges or other charges to shareholders who participate in the OTF Dividend Reinvestment Plan.
The OTF Dividend Reinvestment Plan is terminable by OTF upon notice in writing mailed to each OTF Shareholder of record at least 30 days prior to any record date for the payment of any distribution by OTF.
Additional information about the OTF Dividend Reinvestment Plan may be obtained by contacting OTF’s shareholder services at (212) 419-3000.

OTF II DIVIDEND REINVESTMENT PLAN
Pursuant to the OTF II Dividend Reinvestment Plan, OTF II will reinvest all cash distributions declared by the OTF II Board on behalf of OTF II Shareholders who do not elect to receive their distribution in cash. As a result, if the OTF II Board authorizes, and OTF II declares, a cash dividend or other distribution, then OTF II Shareholders who have not opted out of the OTF II Dividend Reinvestment Plan will have their cash distributions automatically reinvested in additional shares of OTF II Common Stock, rather than receiving the cash dividend or other distribution. Any fractional share otherwise issuable to a participant in the OTF II Dividend Reinvestment Plan will instead be paid in cash. Upon closing of the Mergers, the OTF II Dividend Reinvestment Plan will terminate. See "OTF Dividend Reinvestment Plan" for a description of the OTF Dividend Reinvestment Plan that will apply to former OTF II Shareholders upon closing of the Mergers.
The number of shares to be issued to an OTF II Shareholder under the OTF II Dividend Reinvestment Plan will be determined by dividing the total dollar amount of the distribution payable to such OTF II Shareholder by the NAV per share of OTF II Common Stock, as of the last day of the calendar quarter immediately preceding the date such distribution was declared. OTF II intends to use newly issued shares to implement the OTF II Dividend Reinvestment Plan. OTF II Shareholders who receive distributions in the form of OTF II Common Stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.
No action is required on the part of a registered OTF II Shareholder to have cash dividends or other distributions reinvested in shares of OTF II Common Stock. A registered OTF II Shareholder is able to elect to receive an entire cash dividend or other distribution in cash by notifying OTF II Adviser in writing so that such notice is received by OTF II Adviser no later than ten days prior to the record date for distributions to OTF II Shareholders.
There are no brokerage charges or other charges to shareholders who participate in the OTF II Dividend Reinvestment Plan.
The OTF II Dividend Reinvestment Plan is terminable by OTF II upon notice in writing mailed to each OTF II Shareholder of record at least 30 days prior to any record date for the payment of any distribution by OTF II.
Additional information about the OTF II Dividend Reinvestment Plan may be obtained by contacting OTF II’s shareholder services at (212) 419-3000.

COMPARISON OF OTF AND OTF II SHAREHOLDER RIGHTS
The following is a summary of the material differences between the rights of OTF Shareholders and OTF II Shareholders. The following discussion is not intended to be complete and is qualified by reference to the OTF Charter and OTF Bylaws, the OTF II Charter and OTF II Bylaws, and the MGCL. Information about the rights of OTF Shareholders and OTF II Shareholders can be found in the OTF Charter and OTF Bylaws and the OTF II Charter and OTF II Bylaws. The OTF Charter is incorporated herein by reference to Exhibit (1) and the OTF Bylaws are incorporated herein by reference to Exhibit (2) in this joint proxy statement/prospectus and will be sent to OTF Shareholders upon request. The OTF II Charter and OTF II Bylaws are incorporated herein by reference to Exhibits 3.1 and 3.2 in “Part IV. Item 15. Exhibits, Financial Statement Schedules” in OTF II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and will be sent to OTF II Shareholders upon request. See “Where You Can Find More Information.”
OTF and OTF II are Maryland corporations subject to the MGCL. The rights of OTF Shareholders and OTF II Shareholders are substantially similar, with the following exception:

	Rights of OTF Shareholders	Rights of OTF II Shareholders
Transfer Restrictions on shares of OTF Common Stock and OTF II Common Stock
Shares of OTF Common Stock are currently not subject to any transfer restrictions in the OTF Charter; however, the Amended OTF Charter includes provisions on the transfer of shares of OTF Common Stock that are identical to those contained in the OTF II Charter. Approval of the Amended OTF Charter is a condition to closing the Mergers.

During the OTF II Restricted Period (as defined below) without the prior written consent of the OTF II Board, OTF II Shareholders may not transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber any shares of OTF II Common Stock acquired prior to a Listing by OTF II.

Rights of OTF Shareholders	Rights of OTF II Shareholders
In addition, the OTF Subscription Agreements contain transfer restrictions on shares of OTF Common Stock issued pursuant to the OTF Private Offering. Pursuant to the OTF Subscription Agreements, prior to a Listing, an OTF Shareholder may not sell, offer for sale, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of shares of OTF Common Stock without the prior written consent of the OTF Adviser and following a Listing, during the OTF Lock-Up Period (as defined below) OTF Shareholders are restricted from (1) offering, pledging, selling, contracting to sell, sell any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant to purchase or otherwise transferring or disposing of, directly or indirectly, any shares of OTF Common Stock or securities convertible into or exchangeable or exercisable for any shares of OTF Common Stock, or publicly disclosing the intention to make any offer, sale, pledge or disposition, (2) entering into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of OTF Common Stock or any such other securities (regardless of whether any of these transactions are to be settled by the delivery of OTF Common Stock or such other securities, in cash or otherwise), or (3) if applicable, making any demand for or exercise any right with respect to the registration of any shares of OTF Common Stock or any security convertible into or exercisable or exchangeable for OTF Common Stock.
The OTF II Restricted Period includes the:
•180 days after the date of the Listing for all of the shares of OTF II Common Stock held by an OTF II Shareholder prior to the Listing;
•270 days after the Listing for two-thirds of the shares of OTF II Common Stock held by an OTF II Shareholder prior to the Listing; and
•365 days after the Listing for one-third of the shares of OTF II Common Stock held by an OTF II Shareholder prior to the Listing.
The OTF II Board may impose certain conditions in connection with granting its consent to a transfer pursuant to the OTF II Charter, and any such consent will be granted in the sole discretion of the OTF II Board. Any purported transfer of any shares of OTF II Common Stock effected in violation of the transfer restrictions will be void ab initio and will have no force or effect, and OTF II will not register or permit registration of (and will direct its transfer agent, if any, not to register or permit registration of) any such purported transfer on its books and records.

The OTF Lock-Up Period is:
•180 days after the date of a Listing for all shares of OTF Common Stock held by the OTF Shareholder (other than certain individuals and entities affiliated with OTF Adviser); and
•270 days after the date of a Listing for 50% of the shares of OTF Common Stock held by the OTF Shareholder (other than certain individuals and entities affiliated with OTF Adviser).

REGULATION
The information in “Item 1. Regulation ” in Part I of OTF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is incorporated herein by reference with respect to OTF.
The information in “Item 1. Regulation” in Part I of OTF II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is incorporated herein by reference with respect to OTF II.

CUSTODIAN, TRANSFER AND DISTRIBUTION AND PAYING AGENT AND REGISTRAR OF OTF AND OTF II
OTF’s and OTF II’s securities and loan documents are held by State Street Bank and Trust Company pursuant to custodian agreements, and State Street Bank and Trust Company also serves as OTF’s and OTF II’s transfer agent, distribution paying agent and registrar. The principal business address of State Street Bank and Trust Company is State Street Corporation, One Congress Street Boston, MA 02114-2016.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since OTF and OTF II will acquire and dispose of many of their investments in privately negotiated transactions, many of the transactions that OTF and OTF II engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by the OTF Board and the OTF II Board, OTF Adviser and OTF II Adviser, as applicable, will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Advisers do not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for OTF and OTF II, as applicable, under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Advisers generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Advisers may select a broker based upon brokerage or research services provided to the respective Adviser, OTF, OTF II and any other clients. In return for such services, OTF or OTF II may pay a higher commission than other brokers would charge if the respective Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS
Certain legal matters in connection with the validity of securities being offered by this joint proxy statement/prospectus will be passed upon for OTF by Eversheds Sutherland (US) LLP, Washington, D.C.
EXPERTS
The consolidated financial statements of Blue Owl Technology Finance Corp. and subsidiaries as of December 31, 2023 and 2022, and for each of the years in the three-year period ended December 31, 2023, and the Senior Securities table under the caption “Senior Securities of OTF,” have been incorporated by reference and included herein, respectively, in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference and appearing elsewhere herein, respectively, and upon the authority of said firm as experts in accounting and auditing.
The consolidated financial statements of Blue Owl Technology Finance Corp. II and subsidiaries as of December 31, 2023 and 2022, for each of the years in the two-year period ended December 31, 2023, and for the period from October 5, 2021 (inception) to December 31, 2021, and the Senior Securities table included in this prospectus under the caption “Senior Securities of OTF II,” have been incorporated by reference and included herein, respectively, in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference and appearing elsewhere herein, respectively, and upon the authority of said firm as experts in accounting and auditing.

OTHER MATTERS
OTF
The OTF Board knows of no other matter that is likely to come before the OTF Special Meeting or that may properly come before the OTF II Special Meeting or the OTF Special Meeting.
Pursuant to the OTF Bylaws, if less than a quorum is present at the OTF Special Meeting or if an insufficient number of votes is present for the approval of the OTF Charter Amendment Proposal at such meeting, the chairman of the OTF Special Meeting will have the power to adjourn the OTF Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the OTF Special Meeting.
OTF II
The OTF II Board knows of no other matter that is likely to come before the OTF II Special Meeting or that may properly come before the OTF II Special Meeting or the OTF Special Meeting.
Pursuant to the OTF II Bylaws, if less than a quorum is present at the OTF II Special Meeting or if an insufficient number of votes is present for the approval of the Merger Proposal at such meeting, the chairman of the OTF II Special Meeting will have the power to adjourn the OTF II Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the OTF II Special Meeting.

SHAREHOLDERS SHARING AN ADDRESS
Only one copy of this joint proxy statement/prospectus may be delivered to two or more shareholders of OTF or OTF II who share an address, unless contrary instructions from one or more of such shareholders have been provided to OTF or OTF II, as applicable.
On written or oral request, OTF or OTF II, as applicable, will deliver promptly a separate copy of this joint proxy statement/prospectus to a shareholder at a shared address to which a single copy of this joint proxy statement/prospectus was delivered. Shareholders sharing an address who wish, in the future, to receive separate copies or a single copy of OTF’s or OTF II’s proxy statements and annual reports should provide written or oral notice to OTF or OTF II, as applicable, at 399 Park Avenue, New York, New York 10022, Attention: Investor Relations or by calling collect at (212) 419-3000.

WHERE YOU CAN FIND MORE INFORMATION
OTF has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about OTF and the securities being offered by this joint proxy statement/prospectus.
Each of OTF and OTF II files with or submits to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information OTF and OTF II file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
OTF maintains a website at https://www.blueowlproducts.com/our-reit-bdcs and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, through its website. OTF II maintains a website at https://www.blueowlproducts.com/our-reit-bdcs and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, through its website. Except for documents incorporated by reference into this joint proxy statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this joint proxy statement/prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling OTF or OTF II at the following address and telephone number:
OTF or OTF II
Investor Relations
399 Park Avenue
New York, New York 10022
(212) 419-3000

INCORPORATION BY REFERENCE FOR OTF
This joint proxy statement/prospectus is part of a registration statement that OTF has filed with the SEC. OTF is allowed to “incorporate by reference” the information that it files with the SEC, which means OTF can disclose important information to you by referring you to those documents. The information incorporated by reference is considered by be part of this joint proxy statement/prospectus.
This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the document set forth below that have previously been filed with the SEC:
•OTF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 6, 2024;
•OTF’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2024, June 30, 2024 and September 30, 2024, filed with the SEC on May 10, 2024, August 9, 2024 and November 8, 2024, respectively;
•OTF’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 28, 2024 (Annual Proxy Statement); and
•OTF’s Current Reports on Form 8-K filed with the SEC on June 20, 2024, June 24, 2024, November 1, 2024, November 4, 2024 and November 13, 2024 excluding the portions of these documents that are furnished under Item 2.02 or Item 7.01 of the Current Report on Form 8-K, as applicable.
To obtain a copy of this filing, see “Where You Can Find More Information.”

INCORPORATION BY REFERENCE FOR OTF II
This joint proxy statement/prospectus is part of a registration statement that OTF II has filed with the SEC. OTF II is allowed to “incorporate by reference” the information that it files with the SEC, which means OTF II can disclose important information to you by referring you to those documents. The information incorporated by reference is considered by be part of this joint proxy statement/prospectus.
This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the document set forth below that have previously been filed with the SEC:
•OTF II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 5, 2024;
•OTF II’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2024, June 30, 2024 and September 30, 2024, filed with the SEC on May 9, 2024, August 8, 2024 and November 7, 2024, respectively;
•OTF II’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 28, 2024 (Annual Proxy Statement); and
•OTF II’s Current Reports on Form 8-K filed with the SEC on March 1, 2024, March 28, 2024, April 4, 2024, May 31, 2024, June 6, 2024, June 24, 2024, July 3, 2024, August 19, 2024, August 21, 2024, September 13, 2024 and November 13, 2024, excluding the portions of these documents that are furnished under Item 2.02 or Item 7.01 of the Current Report on Form 8-K, as applicable.
To obtain a copy of this filing, see “Where You Can Find More Information.”

Annex A
Execution Version
ANNEX A: AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER
among
BLUE OWL TECHNOLOGY FINANCE CORP.,
ORIOLE MERGER SUB INC.,
BLUE OWL TECHNOLOGY FINANCE CORP. II,
BLUE OWL TECHNOLOGY CREDIT ADVISORS LLC
(for the limited purposes set forth herein)
and
BLUE OWL TECHNOLOGY CREDIT ADVISORS II LLC
(for the limited purposes set forth herein)
Dated as of November 12, 2024
Annex A-1

Annex A-2

Annex A-3

Annex A-4

Section 11.05	Entire Agreement.	56
Section 11.06	Governing Law; Jurisdiction; Waiver of Jury Trial.	57
Section 11.07	Assignment; Third Party Beneficiaries.	57
Section 11.08	Specific Performance.	57
Section 11.09	Disclosure Schedule.	57
Exhibits
Exhibit A – OTF II Tax Representation Letter
Exhibit B – OTF Tax Representation Letter
Exhibit C – Form of OTF Tax Opinion
Exhibit D – Form of OTF II Tax Opinions
Exhibit E – Form of OTF’s Second Articles of Amendment and Restatement
Annex A-5

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER, dated as of November 12, 2024 (this “Agreement”), among Blue Owl Technology Finance Corp., a Maryland corporation (“OTF”), Oriole Merger Sub Inc., a Maryland corporation and wholly-owned direct Consolidated Subsidiary of OTF (“Merger Sub”), Blue Owl Technology Finance Corp. II, a Maryland corporation (“OTF II”), and, (x) solely for the purposes of Section 2.06, Article V, Section 8.01(f), Section 9.03 and Article XI, Blue Owl Technology Credit Advisors LLC, a Delaware limited liability company (“OTF Adviser”), and, (y) solely for the purposes of Section 1.09, Section 2.06, Article V, Section 8.01(f), Section 9.03 and Article XI, Blue Owl Technology Credit Advisors II LLC, a Delaware limited liability company (“OTF II Adviser” and together with OTF Adviser, the “Advisers”), indirect affiliates of Blue Owl Capital Inc. (“Blue Owl”).
RECITALS
WHEREAS, each of OTF II and OTF has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act;
WHEREAS, OTF Adviser is the investment adviser of OTF and OTF II Adviser is the investment adviser of OTF II;
WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, OTF II, OTF and Merger Sub intend to merge Merger Sub with and into OTF II (the “Merger”), with OTF II as the surviving company in the Merger (sometimes referred to in such capacity as the “Surviving Company”);
WHEREAS, immediately after the Merger and the Terminations, the Surviving Company shall merge with and into OTF (the “Second Merger” and, together with the Merger, the “Mergers”), with OTF as the surviving company in the Second Merger;
WHEREAS, the Board of Directors of OTF II (the “OTF II Board”), upon the recommendation of a committee of the OTF II Board comprised solely of all of the Independent Directors of OTF II (the “OTF II Special Committee”), has unanimously (i) determined that (x) this Agreement, the Mergers and the other Transactions are advisable and in the best interests of OTF II and (y) the interests of OTF II’s existing stockholders will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the Transactions, (ii) approved and declared advisable this Agreement, the Transactions (including the Merger) and any other OTF II Matters, (iii) directed that the OTF II Matters be submitted to OTF II’s stockholders for approval at the OTF II Stockholders Meeting, and (iv) resolved to recommend that the stockholders of OTF II approve the OTF II Matters;
WHEREAS, the Board of Directors of OTF (the “OTF Board”), upon the recommendation of a committee of the OTF Board comprised solely of all of the Independent Directors of OTF (the “OTF Special Committee”), has unanimously (i) determined that (x) this Agreement, the Mergers and the other Transactions are advisable and in the best interests of OTF and (y) the interests of OTF’s existing stockholders will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the Transactions, (ii) approved and declared advisable this Agreement, the Transactions (including the Mergers), the proposed issuance of OTF Common Stock in connection with the Merger and the amendment and restatement of OTF’s charter in the form of the Second Articles of Amendment and Restatement, and any other OTF Matters, (iii) directed that the OTF Matters be submitted to OTF’s stockholders for approval at the OTF Stockholders Meeting, and (iv) resolved to recommend that the stockholders of OTF approve the OTF Matters;
WHEREAS, the Board of Directors of Merger Sub has unanimously (i) determined that this Agreement, the Mergers and the other Transactions are advisable and in the best interests of Merger Sub and its sole stockholder, (ii) approved and declared advisable this Agreement and the Transactions (including the Merger), (iii) directed that the Merger be submitted to OTF for consideration and approval, in OTF’s capacity as the sole stockholder of Merger Sub, and (iv) resolved to recommend the approval of the Merger by OTF, in OTF’s capacity as the sole stockholder of Merger Sub;
WHEREAS, the parties intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and intend for this Agreement to constitute a “plan of reorganization” within the meaning of the Code; and
WHEREAS, the parties desire to make certain representations, warranties, covenants and other agreements
Annex A-6

in connection with the Transactions and also to prescribe certain conditions to the Transactions.
NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement, the parties agree as follows:
Article I.
THE MERGER
Section 1.01     The Merger.
Subject to the terms and conditions of this Agreement, in accordance with the Maryland General Corporation Law (the “MGCL”), at the Effective Time, Merger Sub shall merge with and into OTF II, and the separate corporate existence of Merger Sub shall cease. OTF II shall be the surviving company in the Merger and shall continue its existence as a corporation under the Laws of the State of Maryland.
Section 1.02     Closing.
On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place by remote communication and by the exchange of signatures by electronic transmission on the date that is five (5) Business Days after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to this Agreement (the “Closing Date”).
Section 1.03     Effective Time.
The Merger shall become effective as set forth in the articles of merger with respect to the Merger (the “Articles of Merger”) that shall be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland (the “SDAT”) on the Closing Date. The term “Effective Time” shall be the date and time when the Merger becomes effective as set forth in the Articles of Merger.
Section 1.04     Effects of the Merger.
At and after the Effective Time, the Merger shall have the effects set forth in the MGCL.
Section 1.05     Conversion of Capital Stock.
At the Effective Time, by virtue of the Merger and without any action on the part of OTF II, OTF or Merger Sub or the holder of any of the following securities:
(a)Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Company.
(b)All shares of common stock, par value $0.01 per share, of OTF II (the “OTF II Common Stock”) issued and outstanding immediately prior to the Effective Time that are owned by OTF or any of its Consolidated Subsidiaries (including Merger Sub) shall be cancelled and shall cease to exist and no shares of common stock, par value $0.01 per share, of OTF (the “OTF Common Stock”) or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”).
(c)Subject to Section 1.05(e), each share of OTF II Common Stock issued and outstanding immediately prior to the Effective Time, except for the Cancelled Shares, shall be converted, in accordance with the procedures set forth in Article II, into the right to receive a number of shares of OTF Common Stock equal to the Exchange Ratio (the “Merger Consideration”).
(d)All of the shares of OTF II Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each such share of OTF II Common Stock, all of which are in non-certificated book-entry form, shall thereafter represent only the right to receive the Merger Consideration, cash in lieu of fractional shares into which such shares of OTF II Common Stock represented in non-certificated book-entry form have been converted pursuant to Section 2.02 and any dividends or other distributions payable pursuant to Section 2.04(b).
Annex A-7

(e)The Exchange Ratio shall be appropriately adjusted (to the extent not already taken into account in determining the Closing OTF II Net Asset Value and/or the Closing OTF Net Asset Value, as applicable) if, between the Determination Date and the Effective Time, the respective outstanding shares of OTF Common Stock or OTF II Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution shall be authorized and declared with a record date within such period (as permitted by this Agreement), in each case, to provide the stockholders of OTF II and OTF the same economic effect as contemplated by this Agreement prior to such event, and as so adjusted shall, from and after the date of such event, be the Exchange Ratio. Nothing in this Section 1.05(e) shall be construed to permit any party hereto to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.
Section 1.06     The Second Merger.
(a)Subject to the terms and conditions of this Agreement, in accordance with the MGCL, at the Second Effective Time, the Surviving Company shall merge with and into OTF, and the separate corporate existence of the Surviving Company shall cease. OTF shall be the surviving company in the Second Merger and shall continue its existence as a corporation under the Laws of the State of Maryland. The Second Merger shall become effective (the “Second Effective Time”) as set forth in the articles of merger with respect to the Second Merger (the “Second Articles of Merger”) that OTF and the Surviving Company shall file with the SDAT it being understood that OTF and the Surviving Company shall cause the Second Effective Time to occur immediately following the Effective Time. At and after the Second Effective Time, the Second Merger shall have the effects set forth in the MGCL.
(b)At the Second Effective Time, by virtue of the Second Merger and without any action on the part of OTF or the Surviving Company or the holder of any of the following securities, (i) each share of common stock of the Surviving Company issued and outstanding as of immediately prior to the Second Effective Time shall cease to exist, and no consideration shall be exchanged therefor and (ii) each share of OTF Common Stock issued and outstanding immediately prior to the Second Effective Time shall remain outstanding as an identical share of OTF Common Stock.
Section 1.07     Charter and Bylaws.
(a)At the Effective Time, pursuant to Section 3-109 of the MGCL, the charter of the Surviving Company shall be amended and restated in its entirety as part of the Merger and shall thereafter be the charter of Merger Sub as in effect immediately prior to the Effective Time, and the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Company as of the Effective Time, until thereafter amended in accordance with applicable Law and the respective terms of such charter and bylaws, as applicable.
(b)Prior to the Effective Time, the Charter of OTF shall be amended and restated in its entirety to be in the form of the Second Articles of Amendment and Restatement. At the Second Effective Time, the Second Articles of Amendment and Restatement shall be the charter of OTF, as the surviving company in the Second Merger. The bylaws of OTF as in effect immediately prior to the Second Effective Time shall be the bylaws of OTF, as the surviving company in the Second Merger, as of the Second Effective Time, until thereafter amended in accordance with applicable Law and the respective terms of such charter and bylaws, as applicable.
Section 1.08     Directors and Officers.
Subject to applicable Law, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Company immediately after consummation of the Merger and shall hold office until the next annual meeting of the Surviving Company and until their respective successors are duly elected and qualify, or until their earlier death, resignation or removal. The directors and officers of OTF immediately prior to the Second Effective Time shall be the directors and officers of OTF immediately after consummation of the Second Merger and shall hold office until their respective successors are duly elected and qualify, or until their earlier death, resignation or removal.
Section 1.09     Termination of Certain Contractual Obligations.
Annex A-8

Immediately after the Effective Time and immediately prior to the Second Merger, the OTF II Advisory Agreement and the OTF II Administration Agreement shall be automatically terminated and of no further force and effect (the “Terminations”).
Article II.
MERGER CONSIDERATION
Section 2.01     Delivery of Evidence of OTF Common Stock.
As soon as reasonably practicable after the Effective Time, OTF shall deposit with its transfer agent evidence of book-entry shares representing OTF Common Stock issuable as Merger Consideration pursuant to Section 1.05(c).
Section 2.02     Fractional Shares.
No fractional shares of OTF Common Stock shall be issued upon the conversion of OTF II Common Stock pursuant to Section 1.05(c), and such fractional share interests shall not entitle the owner thereof to vote or to any rights of a holder of OTF Common Stock. Each holder of shares of OTF II Common Stock converted pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of OTF Common Stock pursuant to Section 1.05(c) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of OTF Common Stock multiplied by (ii) the OTF Per Share NAV. For purposes of this Section 2.02, all fractional shares to which a single holder of record of shares would be entitled shall be aggregated and calculations shall be rounded to three decimal places, and the amount of cash each holder of OTF II Common Stock as of immediately prior to the Effective Time is entitled to receive pursuant to this Section 2.02 shall be rounded down to the nearest cent and computed after aggregating all cash amounts for all shares of OTF II Common Stock then held by such holder.
Section 2.03     Paying and Exchange Agent.
Prior to the Effective Time, OTF shall appoint OTF’s transfer agent or other bank or trust company to act as exchange agent (the “Paying and Exchange Agent”) hereunder, pursuant to an agreement in a form reasonably acceptable to each of OTF and OTF II. Promptly following the Effective Time, OTF shall deposit, or shall cause to be deposited, with the Paying and Exchange Agent cash sufficient to pay the aggregate cash for fractional shares in accordance with Section 2.02. Any cash deposited with the Paying and Exchange Agent shall hereinafter be referred to as the “Exchange Fund.” To the extent that any amount in the Exchange Fund is below that required to make prompt payment of the payments contemplated by this Article II, OTF shall promptly replace, restore or supplement cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Paying and Exchange Agent to make the payments contemplated by this Article II.
Section 2.04     Delivery of Merger Consideration.
(a)Each holder of record at the Effective Time of shares of OTF II Common Stock (other than the Cancelled Shares) that were converted into the right to receive the Merger Consideration pursuant to Section 1.05(c) and any cash in lieu of fractional shares of OTF Common Stock to be issued or paid in consideration therefor pursuant to Section 2.02 and any dividends and other distributions pursuant to Section 2.04(b), shall, promptly after the Effective Time, be entitled to receive the Merger Consideration, and any cash in lieu of fractional shares of OTF Common Stock to be issued or paid in consideration therefor pursuant to Section 2.02 and, after the applicable payment date, any dividends or other distributions to which such holder is entitled pursuant to Section 2.04(b). The Exchange Fund shall not be used for any other purpose other than the purposes provided for in the immediately preceding sentence.
(b)Subject to the effect of applicable abandoned property, escheat or similar Laws, following the Effective Time, each holder of record at the Effective Time of shares (other than Cancelled Shares) of OTF II Common Stock shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of OTF Common Stock represented by such shares of OTF II Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of OTF Common Stock represented by such shares of OTF II Common Stock with a record date after the Effective Time (but before the issuance of OTF Common Stock issuable with respect to such shares of OTF II Common Stock) and with a payment date subsequent to the issuance of OTF Common Stock issuable with respect to such
Annex A-9

shares of OTF II Common Stock.
Section 2.05     No Further Ownership Rights.
All Merger Consideration, together with any cash in lieu of fractional shares of OTF Common Stock to be issued or paid in consideration therefor pursuant to Section 2.02, paid by OTF in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to OTF II Common Stock in respect of which such amounts were paid. From and after the Effective Time, the stock transfer books of OTF II shall be closed, and there shall be no further transfers on the stock transfer books of OTF II of the shares of OTF II Common Stock that were issued and outstanding immediately prior to the Effective Time.
Section 2.06     Net Asset Value Calculation.
(a)OTF II shall deliver to OTF a calculation of the net asset value of OTF II as of a date mutually agreed between OTF and OTF II, such date to be no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such agreed date, the “Determination Date”), calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by OTF II in preparing the calculation of the net asset value per share of OTF II Common Stock (with an accrual for any dividend declared by OTF II and not yet paid) (the “Closing OTF II Net Asset Value”); provided that OTF II shall update the calculation of the Closing OTF II Net Asset Value in the event that the Closing is subsequently delayed or there is more than a de minimis change to the Closing OTF II Net Asset Value prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing OTF II Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the OTF II Board, including a majority of the Independent Directors of OTF II, shall be required to approve, and OTF II Adviser shall certify in writing to OTF, the calculation of the Closing OTF II Net Asset Value.
(b)OTF shall deliver to OTF II a calculation of the net asset value of OTF as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by OTF in preparing the calculation of the net asset value per share of OTF Common Stock (with an accrual for any dividend declared by OTF and not yet paid) (the “Closing OTF Net Asset Value”); provided that OTF shall update the calculation of the Closing OTF Net Asset Value in the event the Closing is subsequently delayed or there is more than a de minimis change to the Closing OTF Net Asset Value prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing OTF Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the OTF Board, including a majority of the Independent Directors of OTF, shall be required to approve, and OTF Adviser shall certify in writing to OTF II, the calculation of the Closing OTF Net Asset Value.
(c)In connection with preparing the calculations provided pursuant to this Section 2.06, each of OTF II and OTF will use the portfolio valuation methods adopted by their respective valuation designee and approved by the OTF II Board (including a majority of the Independent Directors of OTF II) or the OTF Board (including a majority of the Independent Directors of OTF), as applicable, for valuing the securities and other assets of OTF II or OTF, as applicable, under Rule 2a-5 of the Investment Company Act as of the date hereof, except as expressly set forth above in Section 2.06(b) or otherwise agreed by each of the OTF II Board (including a majority of the Independent Directors of OTF II) or the OTF Board (including a majority of the Independent Directors of OTF).
(d)Each Adviser agrees to give each of OTF and OTF II and its respective Representatives, upon reasonable request, reasonable access to the individuals who have prepared each calculation provided pursuant to this Section 2.06 and to the information, books, records, work papers and back-up materials used or useful in preparing each such calculation, including any reports prepared by valuation agents, in order to assist such party with its review of such calculation so long as such individuals remain employed by such Adviser or any of its respective Affiliates.
Section 2.07     Termination of Exchange Fund.
Annex A-10

Any portion of the Exchange Fund that remains undistributed to stockholders of OTF II as of the first anniversary of the Effective Time may be paid to OTF, upon OTF’s written demand to the Paying and Exchange Agent. In such event, any former stockholders of OTF II who have not theretofore complied with any applicable requirements to receive cash in lieu of fractional shares of OTF Common Stock shall thereafter look only to OTF with respect to such cash in lieu of fractional shares, without any interest thereon. Notwithstanding the foregoing, none of OTF, OTF II, the Surviving Company, Merger Sub, the Paying and Exchange Agent or any other Person shall be liable to any former holder of shares of OTF II Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar Laws.
Section 2.08     Withholding Rights.
Each party and the Paying and Exchange Agent, as applicable, shall be entitled to deduct and withhold from amounts payable to any person pursuant to this Agreement such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or non-U.S. Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the relevant person of which such deduction and withholding was made.
Article III.
REPRESENTATIONS AND WARRANTIES OF OTF II
Except with respect to matters that have been Previously Disclosed, OTF II hereby represents and warrants to OTF and Merger Sub that:
Section 3.01     Corporate Organization.
(a)OTF II is a corporation duly incorporated and validly existing under the Laws of the State of Maryland and in good standing with the SDAT. OTF II has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II. OTF II has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.
(b)True, complete and correct copies of the charter of OTF II (as amended as of the date hereof, the “OTF II Charter”) and the Bylaws of OTF II (as amended as of the date hereof, the “OTF II Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by OTF II.
(c)Each Consolidated Subsidiary of OTF II (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, as applicable, (ii) has the requisite corporate or limited liability (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II.
Section 3.02     Capitalization.
(a)The authorized capital stock of OTF II consists of 500,000,000 shares of which (i) 174,959,162.501 shares of OTF II Common Stock were outstanding as of the close of business on November 11, 2024 (the “OTF II Capitalization Date”) and (ii) no shares of preferred stock, par value $0.01 per share were outstanding as of the close of business on the OTF II Capitalization Date. All of the issued and outstanding shares of OTF II Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to OTF II attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of OTF II may vote (“Voting Debt”) is issued or outstanding. As of the OTF II Capitalization Date, except pursuant to OTF II’s dividend reinvestment plan or to the OTF II Subscription Agreements or as otherwise set forth on Section 3.02(a) of the OTF II Disclosure Schedule, OTF II does not have and is not bound by
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any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character (“Rights”) calling for the purchase or issuance of, or the payment of any amount based on, any shares of OTF II Common Stock, Voting Debt or any other equity securities of OTF II or any securities representing the right to purchase or otherwise receive any shares of OTF II Common Stock, Voting Debt or other equity securities of OTF II. There are no obligations of OTF II or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of OTF II, Voting Debt or any equity security of OTF II or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, Voting Debt or any other equity security of OTF II or its Consolidated Subsidiaries or (ii) pursuant to which OTF II or any of its Consolidated Subsidiaries is or could be required to register shares of OTF II’s capital stock or other securities under the Securities Act. All of the OTF II Common Stock sold has been offered and sold in private placements exempt from the registration requirements of the Securities Act and in compliance with applicable Law.
(b)All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of OTF II are owned by OTF II, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of OTF II has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.
Section 3.03     Authority; No Violation.
(a)OTF II has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the OTF II Board, including, after separate meetings and discussion, all of the Independent Directors of OTF II. The OTF II Board (on the recommendation of the OTF II Special Committee) has unanimously (i) determined that (A) this Agreement, the Merger and the other Transactions are advisable and in the best interests of OTF II and (B) the interests of OTF II’s existing stockholders will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the Transactions, (ii) approved and declared advisable the OTF II Matters, (iii) directed that the OTF II Matters be submitted to OTF II’s stockholders for approval at a duly held meeting of such stockholders (the “OTF II Stockholders Meeting”) and (iv) resolved to recommend that the stockholders of OTF II adopt and approve the OTF II Matters (such recommendation, the “OTF II Board Recommendation”). Except for receipt of the affirmative vote of a majority of the votes entitled to be cast on the OTF II Matters by the holders of outstanding shares of OTF II Common Stock at a duly held meeting of OTF II stockholders (the “OTF II Requisite Vote”), the Merger and the other Transactions have been authorized by all necessary corporate action on the part of OTF II. This Agreement has been duly and validly executed and delivered by OTF II and (assuming due authorization, execution and delivery by OTF, Merger Sub and the Advisers) constitutes the valid and binding obligation of OTF II, enforceable against OTF II in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”)).
(b)Neither the execution and delivery of this Agreement by OTF II, nor the consummation by OTF II of the Transactions, nor performance of this Agreement by OTF II, will (i) violate any provision of the OTF II Charter or the OTF II Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 3.03(a) and Section 3.04 are duly obtained and/or made, (A) violate any Law or Order applicable to OTF II or any of its Consolidated Subsidiaries or (B) except as set forth on Section 3.03(b) of the OTF II Disclosure Schedule, or in any Contract that was Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of OTF II or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which OTF II or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is
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bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II. Section 3.03(b) of the OTF II Disclosure Schedule sets forth, to OTF II’s Knowledge, any material consent fees payable to a third party in connection with the Merger.
Section 3.04     Governmental Consents.
Assuming the representation and warranties set forth in Section 4.04 are true and correct, no consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by OTF II of the Merger and the other Transactions, except for (i) the filing with the SEC of a joint proxy statement/prospectus in definitive form relating to the OTF II Stockholders Meeting and the OTF Stockholders Meeting to be held in connection with this Agreement and the Transactions (the “Joint Proxy Statement/Prospectus”) and of a registration statement on Form N-14 or such other appropriate SEC form (the “Registration Statement”) in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the Articles of Merger with and the acceptance for record of the Articles of Merger by the SDAT in respect of the Merger, (iii) the filing of the Second Articles of Merger with and the acceptance for record of the Second Articles of Merger by the SDAT in respect of the Second Merger, (iv) any notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (v) such filings and approvals, if any, as are required to be made or obtained under the securities or “blue sky” Laws of various states in connection with the issuance of the shares of OTF Common Stock pursuant to this Agreement, (vi) the reporting of this Agreement on a Current Report on Form 8-K and (vii) any such other consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on OTF II.
Section 3.05     Reports.
(a)OTF II has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file or furnish since January 1, 2022 (the “Applicable Date”) with the SEC (such forms, statements, certifications, reports and documents filed or furnished since the Applicable Date, including any amendments thereto, the “OTF II SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II. To OTF II’s Knowledge, no OTF II SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To OTF II’s Knowledge, all OTF II SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of OTF II is required to make any filing with the SEC.
(b)Neither OTF II nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to OTF II’s Knowledge that, upon consummation of the Merger, would restrict in any material respect the conduct of the business of OTF or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has OTF II or any of its Consolidated Subsidiaries been advised in writing or, to the Knowledge of OTF II, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.
(c)OTF II has made available to OTF all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the Knowledge of OTF II (i) there are no unresolved comments from the SEC with respect to the OTF II SEC Reports or any SEC examination of OTF II and (ii) none of the OTF II SEC Reports is subject to any ongoing review by the SEC.
Section 3.06     OTF II Financial Statements.
(a)The consolidated financial statements, including the related consolidated schedules of investments, of OTF II and its Consolidated Subsidiaries included (or incorporated by reference) in the OTF II SEC Reports
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(including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of OTF II and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to OTF II’s Knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. KPMG LLP (“KPMG”) has not resigned, threatened resignation or been dismissed as OTF II’s independent public accountant as a result of or in connection with any disagreements with OTF II on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
(b)Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of OTF II as of December 31, 2023 included in the audited financial statements set forth in OTF II’s annual report on Form 10-K for the year ended December 31, 2023 (the “OTF II Balance Sheet”), (B) liabilities incurred in the ordinary course of business since December 31, 2023, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the OTF II SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II, neither OTF II nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the OTF II Balance Sheet in accordance with GAAP.
(c)Neither OTF II nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, OTF II and its Consolidated Subsidiaries in the OTF II SEC Reports.
(d)Since the Applicable Date, (i) neither OTF II nor any of its Consolidated Subsidiaries nor, to the Knowledge of OTF II, any director, officer, auditor, accountant or representative of OTF II or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of OTF II or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that OTF II or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing OTF II or any of its Consolidated Subsidiaries, whether or not employed by OTF II or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by OTF II or any of its directors, officers or agents to the OTF II Board or any committee thereof or to any director or officer of OTF II.
(e)To OTF II’s Knowledge, since the Applicable Date, KPMG, which has expressed its opinion with respect to the annual financial statements of OTF II and its Consolidated Subsidiaries included in the OTF II SEC Reports (including the related notes), has, for the period it has served as OTF II’s independent accounting firm, been (i) “independent” with respect to OTF II and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.
(f)The principal executive officer and principal financial officer of OTF II have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and OTF II is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.
(g)OTF II has in all material respects:
(i)designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-
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financial) required to be disclosed by OTF II in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to OTF II’s management as appropriate to allow timely decisions regarding required disclosure and to allow OTF II’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;
(ii)designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) OTF II’s management, with the participation of OTF II’s principal executive and financial officers, has completed an assessment of the effectiveness of OTF II’s internal controls over financial reporting for the fiscal year ended December 31, 2023 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that OTF II maintained, in all material respects, effective internal control over financial reporting as of December 31, 2023, using the framework specified in OTF II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023;
(iii)(A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the OTF II Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of OTF II’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for OTF II’s auditors any material weaknesses in internal controls; and
(iv)provided to OTF true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the OTF II Board that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to OTF true, complete and correct copies of any such disclosures that are made after the date hereof.
(h)The fair market value of OTF II’s investments as of September 30, 2024 (i) was determined in accordance with Accounting Standards Codification, “Fair Value Measurement (Topic 820)”, issued by the Financial Accounting Standards Board (“ASC Topic 820”) and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the OTF II valuation designee in accordance with Rule 2a-5.
(i)To OTF II’s Knowledge, there is no fraud or suspected fraud affecting OTF II involving management of OTF II or employees of Blue Owl who have significant roles in OTF II’s internal control over financial reporting, when such fraud could have a material effect on OTF II’s consolidated financial statements.
Section 3.07     Broker’s Fees.
Neither OTF II nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or the other Transactions, other than to Morgan Stanley & Co. LLC, Greenhill & Co., LLC and MUFG Bank. Ltd. pursuant to letter agreements, true, complete and correct copies of which have been previously delivered to OTF II.
Section 3.08     Absence of Changes or Events.
Since December 31, 2023 and through the date of this Agreement, (i) except as set forth in Section 3.08 of the OTF II Disclosure Schedules, (ii) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of OTF II and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (iii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II and
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(iv) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of OTF under Section 6.01 or Section 6.02.
Section 3.09     Compliance with Applicable Law; Permits.
(a)Each of OTF II and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II. OTF II has not received any written or, to OTF II’s Knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II. All shares of OTF II Common Stock have been offered and sold in compliance with an appropriate exemption from the registration requirements of the Securities Act, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II. OTF II is not subject to any “stop order” and is, and was, fully qualified to sell shares of OTF II Common Stock in each jurisdiction in which such shares were offered and sold, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II.
(b)OTF II is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II.
(c)OTF II has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for OTF II, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the OTF II Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II.
(d)Each of OTF II and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit OTF II and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II. OTF II has not received any written or, to OTF II’s Knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II.
(e)No “affiliated person” (as defined under the Investment Company Act) of OTF II has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the Knowledge of OTF II, threatened that would result in any such disqualification.
(f)The minute books and other similar records of OTF II maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of OTF II, the OTF II Board and any committees of the OTF II Board.
Section 3.10     OTF II Information.
None of the information supplied or to be supplied by OTF II for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time Registration
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Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of OTF II or stockholders of OTF or at the time of the OTF II Stockholders Meeting or the OTF Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by OTF II with respect to information supplied by OTF, Merger Sub or OTF Adviser for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.
Section 3.11     Taxes and Tax Returns.
(a)OTF II and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement, and all such Tax Returns are true, complete and correct in all material respects. OTF II and each of its Consolidated Subsidiaries has paid all material Taxes shown thereon as due and payable and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by U.S. federal, state, non-U.S. or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP.
(b)No material Tax Return of OTF II or any Consolidated Subsidiary has been examined by the Internal Revenue Service (the “IRS”) or other relevant taxing authority. There are no material disputes pending, or written claims asserted, with respect to any material Tax Return of OTF II or any of its Consolidated Subsidiaries or for material Taxes or assessments upon OTF II or any of its Consolidated Subsidiaries for which OTF II does not have reserves that are adequate under GAAP.
(c)Neither OTF II nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than any such agreement entered into in the ordinary course of business the principal purpose of which is not Taxes).
(d)Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Mergers are also a part), neither OTF II nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply.
(e)Neither OTF II nor any of its Consolidated Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) adjustment under Section 481 of the Code (or any similar provision of state, local or non-U.S. Law) or any other change in method of accounting occurring prior to the Closing, (ii) closing agreement described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) entered into prior to the Closing, (iii) installment sale or open transaction disposition occurring prior to the Closing, (iv) use of an improper method of accounting prior to the Closing, (v) prepaid amount received, or deferred revenue accrued, prior to the Closing, or (vi) “gain recognition agreement” as described in U.S. Treasury Regulation Section 1.367(a)-8 (or any similar provision of state, local or non-U.S. Law) executed prior to the Closing.
(f)Neither OTF II nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If OTF II or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.
(g)There are no outstanding applications, written agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes or deficiencies against OTF II or any of its Consolidated Subsidiaries.
(h)OTF II made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). OTF II has qualified as a RIC at all times since the beginning of its taxable year ending December 31, 2021 and expects to continue to so qualify through the Effective
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Time. No challenge to OTF II’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of OTF II ending on or before the Effective Time, OTF II has satisfied, or expects to satisfy in the case of a taxable year ending after the date of this Agreement, the distribution requirements imposed on a regulated investment company under Section 852 of the Code (assuming for these purposes that any Tax Dividend declared by OTF II after the date of this Agreement has been timely paid).
(i)Prior to the Effective Time, OTF II shall have declared and paid a Tax Dividend with respect to all taxable years ended prior to the Effective Time. Prior to the Second Effective Time, OTF II shall have declared a Tax Dividend with respect to the final taxable year ending with its complete liquidation.
(j)OTF II and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes, including information reporting requirements, and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.
(k)OTF II is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.
(l)OTF II has no “earnings and profits” described in Section 852(a)(2)(B) of the Code.
(m)Section 3.11(m) of the OTF II Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than such assets listed in Section 3.11(m) of the OTF II Disclosure Schedule, OTF II is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.
(n)No claim has been made in writing by a taxing authority in a jurisdiction where OTF II or any of its Consolidated Subsidiaries does not file Tax Returns that OTF II or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.
(o)Neither OTF II nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.
(p)Neither OTF II nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.
(q)Neither OTF II nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than OTF II and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), as a transferee, successor or payable pursuant to a contractual obligation.
(r)Neither OTF II nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is OTF II or any of its Consolidated Subsidiaries).
(s)There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of OTF II or any of its Consolidated Subsidiaries.
Section 3.12     Litigation.
As of the date of this Agreement, there are no material Proceedings pending or, to OTF II’s Knowledge, threatened against OTF II or any of its Consolidated Subsidiaries. There is no Order binding upon OTF II or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II.
Section 3.13     Employee Matters.
Neither OTF II nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any “employee benefit plans” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any employment, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control,
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profit sharing, fringe benefit, health, medical or other similar plan, program or agreement (collectively, “Employee Benefit Plans”).
Section 3.14     Certain Contracts.
(a)OTF II has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to OTF of, all Contracts (collectively, the “OTF II Material Contracts”) to which, as of the date hereof, OTF II or any of its Consolidated Subsidiaries is a party, or by which OTF II or any of its Consolidated Subsidiaries may be bound, or, to the Knowledge of OTF II, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:
(i)any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to OTF II or its financial condition or results of operations;
(ii)other than Contracts entered into in the ordinary course of business providing for the obligation or commitment of OTF II to provide funding to its portfolio investments, any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of OTF II or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by OTF II or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;
(iii)other than Contracts entered into in the ordinary course of business providing for the obligation or commitment of OTF II to provide funding to its portfolio investments, any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of OTF II or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to OTF II and its Consolidated Subsidiaries, taken as a whole);
(iv)except with respect to investments set forth in the OTF II SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to OTF II and its Consolidated Subsidiaries, taken as a whole;
(v)any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of OTF II and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that OTF II and its Consolidated Subsidiaries conducts or may conduct;
(vi)any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the OTF II SEC Reports;
(vii)any Contract that obligates OTF II or any of its Consolidated Subsidiaries to conduct any business that is material to OTF II and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the Merger, will obligate OTF, the Surviving Company or any of their Consolidated Subsidiaries to conduct business with any third party on an exclusive basis; or
(viii)any Contract with a Governmental Entity.
(b)Each OTF II Material Contract is (x) valid and binding on OTF II or its applicable Consolidated Subsidiary and, to OTF II’s Knowledge, each other party thereto, (y) enforceable against OTF II or its applicable Consolidated Subsidiary in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to OTF II and its Consolidated Subsidiaries, taken as a whole. The OTF II Advisory Agreement has been approved by the OTF II Board and stockholders of OTF II in accordance with Section 15 of the Investment Company Act. Neither OTF II nor any of its Consolidated Subsidiaries nor, to OTF II’s
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Knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any OTF II Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II. No OTF II Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to OTF II and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to OTF II or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any OTF II Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to OTF II and its Consolidated Subsidiaries, taken as a whole.
Section 3.15     Insurance Coverage.
All material insurance policies maintained by OTF II or any of its Consolidated Subsidiaries and that name OTF II or any of its Consolidated Subsidiaries as an insured (each, an “OTF II Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each OTF II Insurance Policy have been paid. Neither OTF II nor any of its Consolidated Subsidiaries has received written notice of cancellation of any OTF II Insurance Policy.
Section 3.16     Intellectual Property.
OTF II and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs and other proprietary intellectual property rights (collectively, “Intellectual Property Rights”) that are material to the conduct of the business of OTF II and its Consolidated Subsidiaries taken as a whole (hereinafter, “OTF II Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II. No claims are pending for which OTF II has received written notice or, to the Knowledge of OTF II, threatened (i) that OTF II or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any OTF II Intellectual Property Right is invalid or unenforceable. To the Knowledge of OTF II, no Person is infringing, misappropriating or using without authorization the rights of OTF II or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF II.
Section 3.17     Real Property.
Neither OTF II nor any of its Consolidated Subsidiaries owns or leases any real property.
Section 3.18     Investment Assets.
Each of OTF II and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of OTF II or its Consolidated Subsidiaries under the secured and unsecured financing transactions that have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business and, if material, Previously Disclosed. As of the date of this Agreement, the value of investments owned by OTF II that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act is greater than 70% of the value of OTF II’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).
Section 3.19     State Takeover Laws.
No restrictions on “business combinations” set forth in any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” Law (any such laws, “Takeover Statutes”) are applicable to this Agreement, the Mergers or the other Transactions.
Section 3.20     Appraisal Rights.
In accordance with Section 3-202(c) of the MGCL and pursuant to the OTF II Charter, no appraisal rights shall be available to holders of OTF II Common Stock in connection with the Transactions.
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Section 3.21     Valuation.
Except as may be mutually agreed by the parties, the value of each investment asset owned by OTF II that is used in connection with the computations made by OTF II pursuant to Section 2.06 will be determined in accordance with the valuation policies and procedures adopted by the valuation designee and approved by the OTF II Board under Rule 2a-5 of the Investment Company Act and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.06 for purposes of this Agreement, and the value of all assets owned by OTF II other than investment assets that are used in connection with the computations made by OTF II pursuant to Section 2.06 will be determined in accordance with GAAP.
Section 3.22     Opinion of Financial Advisor.
Prior to the execution of this Agreement, the OTF II Board and the OTF II Special Committee have received the opinions of each of Morgan Stanley & Co. LLC and Greenhill & Co., LLC, financial advisors to the OTF II Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Exchange Ratio (as specified in such opinion) in the Merger is fair, from a financial point of view, to the holders of OTF II Common Stock.
Article IV.
REPRESENTATIONS AND WARRANTIES OF OTF
Except with respect to matters that have been Previously Disclosed, OTF hereby represents and warrants to OTF II that:
Section 4.01     Corporate Organization.
(a)Each of OTF and Merger Sub is a corporation duly incorporated and validly existing and in good standing under the Laws of the State of Maryland and in good standing with the SDAT. Each of OTF and Merger Sub has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF. OTF has duly elected to be regulated as a BDC and such election has not been revoked or withdrawn and is in full force and effect.
(b)True, complete and correct copies of the charter of OTF (the “OTF Charter”) and the Bylaws of OTF (the “OTF Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by OTF. True, correct and complete copies of the charter and bylaws of Merger Sub, as in effect as of the date hereof, have previously been provided to OTF II.
(c)Each Consolidated Subsidiary of OTF (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, as applicable, (ii) has the requisite corporate or limited liability company (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF.
Section 4.02     Capitalization.
(a)The authorized capital stock of OTF consists of 500,000,000 shares of which (i) 210,978,841.567 shares of OTF Common Stock were outstanding as of the close of business on November 11, 2024 (the “OTF Capitalization Date”) and (ii) no shares of preferred stock, par value $0.01 per share were outstanding as of the close of business on the OTF Capitalization Date. All of the issued and outstanding shares of OTF Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to OTF attaching to the ownership thereof. All of the shares of OTF Common Stock constituting the Merger Consideration will be, when issued pursuant to the terms of the Merger, duly authorized and validly issued and fully paid, nonassessable and free of
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preemptive rights, with no personal liability with respect to OTF attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of OTF may vote (“OTF Voting Debt”) is issued or outstanding. As of the OTF Capitalization Date, except pursuant to OTF’s dividend reinvestment plan or as otherwise set forth on Section 4.02(a) of the OTF Disclosure Schedule, OTF does not have and is not bound by any Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of OTF Common Stock, OTF Voting Debt or any other equity securities of OTF or any securities representing the right to purchase or otherwise receive any shares of OTF Common Stock, OTF Voting Debt or other equity securities of OTF. There are no obligations of OTF or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of OTF, OTF Voting Debt or any equity security of OTF or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, OTF Voting Debt or any other equity security of OTF or its Consolidated Subsidiaries or (ii) pursuant to which OTF or any of its Consolidated Subsidiaries is or could be required to register shares of OTF capital stock or other securities under the Securities Act. All of OTF Common Stock sold has been offered and sold in private placements exempt from the registration requirements of the Securities Act and in compliance with applicable Law.
(b)All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of OTF are owned by OTF, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of OTF has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.
Section 4.03     Authority; No Violation.
(a)Each of OTF and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the OTF Board, including, after separate meetings and discussion, all of the Independent Directors of OTF, and the board of directors of Merger Sub. The OTF Board (on the recommendation of the OTF Special Committee), has unanimously (i) determined that (A) this Agreement, the Merger and the other Transactions are advisable and in the best interests of OTF and (B) determined that the interests of OTF’s existing stockholders will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the Transactions, (ii) approved and declared advisable the OTF Matters, (iii) directed that the OTF Matters be submitted to OTF’s stockholders for approval at a duly held meeting of such stockholders (the “OTF Stockholders Meeting”) and (iv) resolved to recommend that the stockholders of OTF approve the OTF Matters (such recommendation, the “OTF Board Recommendation”). Except for obtaining from OTF’s stockholders the OTF Requisite Vote to approve the OTF Matters, the Merger and the other Transactions have been authorized by all necessary corporate action on the part of OTF. This Agreement has been duly and validly executed and delivered by OTF and Merger Sub and (assuming due authorization, execution and delivery by OTF II and OTF II Adviser) constitutes the valid and binding obligation of each of OTF and Merger Sub, enforceable against each of OTF and Merger Sub in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).
(b)Neither the execution and delivery of this Agreement by OTF or Merger Sub, nor the consummation by OTF or Merger Sub of the Transactions, nor performance of this Agreement by OTF or Merger Sub, will (i) violate any provision of the OTF Charter, OTF Bylaws or the bylaws or charter of Merger Sub or (ii) assuming that the consents, approvals and filings referred to in Section 4.03(a) and Section 4.04 are duly obtained and/or made, (A) violate any Law or Order applicable to OTF or any of its Consolidated Subsidiaries or (B) except as set forth on Section 4.03(b) of the OTF Disclosure Schedule or in any Contract that was Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of OTF or any of its
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Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which OTF or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF. Section 4.03(b) of the OTF Disclosure Schedule sets forth, to OTF’s Knowledge, any material consent fees payable to a third party in connection with the Mergers.
Section 4.04     Governmental Consents.
No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by OTF or Merger Sub of the Mergers and the other Transactions, except for (i) the filing with the SEC of the Joint Proxy Statement/Prospectus and the Registration Statement in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the Articles of Merger with and the acceptance for record of the Articles of Merger by the SDAT in respect of the Merger, (iii) the filing of the Second Articles of Merger with and the acceptance for record of the Second Articles of Merger by the SDAT in respect of the Second Merger, (iv) the filing of the Second Articles of Amendment and Restatement with and the acceptance for record of the Second Articles of Amendment and Restatement by the SDAT, (v) any notices or filings under the HSR Act, (vi) such filings and approvals, if any, as are required to be made or obtained under the securities or “blue sky” Laws of various states in connection with the issuance of the shares of OTF Common Stock pursuant to this Agreement, (vii) the reporting of this Agreement on a Current Report on Form 8-K and (viii) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on OTF.
Section 4.05     Reports.
(a)OTF has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file or furnish since the Applicable Date with the SEC (such forms, statements, certifications, reports and documents filed or furnished since the Applicable Date, including any amendments thereto, the “OTF SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF. To OTF’s Knowledge, no OTF SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To OTF’s Knowledge, all OTF SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of OTF is required to make any filing with the SEC.
(b)Neither OTF nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to OTF’s Knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of OTF or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has OTF or any of its Consolidated Subsidiaries been advised in writing or, to the Knowledge of OTF, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.
(c)OTF has made available to OTF II all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the Knowledge of OTF, (i) there are no unresolved comments from the SEC with respect to the OTF SEC Reports or any SEC examination of OTF and (ii) none of the OTF SEC Reports is subject to any ongoing review by the SEC.
Section 4.06     OTF Financial Statements.
(a)The consolidated financial statements, including the related consolidated schedules of investments, of OTF and its Consolidated Subsidiaries included (or incorporated by reference) in the OTF SEC Reports (including
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the related notes, where applicable): (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of OTF and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to OTF’s Knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. KPMG has not resigned, threatened resignation or been dismissed as OTF’s independent public accountant as a result of or in connection with any disagreements with OTF on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
(b)Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of OTF as of December 31, 2023 included in the audited financial statements set forth in OTF’s annual report on Form 10-K for the year ended December 31, 2023 (the “OTF Balance Sheet”), (B) liabilities incurred in the ordinary course of business since December 31, 2023, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the OTF SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF, neither OTF nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the OTF Balance Sheet in accordance with GAAP.
(c)Neither OTF nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of OTF and its Consolidated Subsidiaries in the OTF SEC Reports.
(d)Since the Applicable Date, (i) neither OTF nor any of its Consolidated Subsidiaries nor, to the Knowledge of OTF, any director, officer, auditor, accountant or representative of OTF or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of OTF or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that OTF or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing OTF or any of its Consolidated Subsidiaries, whether or not employed by OTF or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by OTF or any of its officers, directors or agents to the OTF Board or any committee thereof or to any director or officer of OTF.
(e)To OTF’s Knowledge, since the Applicable Date, KPMG, which has expressed its opinion with respect to the annual financial statements of OTF and its Consolidated Subsidiaries included in the OTF SEC Reports (including the related notes), has, for the period it has served as OTF’s independent accounting firm, been (i) “independent” with respect to OTF and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.
(f)The principal executive officer and principal financial officer of OTF have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the statements contained in any such certifications are complete and correct, and OTF is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.
(g)OTF has in all material respects:
(i)designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by OTF in the reports that it files or submits to the SEC under the
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Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to OTF’s management as appropriate to allow timely decisions regarding required disclosure and to allow OTF’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;
(ii)designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) OTF’s management, with the participation of OTF’s principal executive and financial officers, has completed an assessment of the effectiveness of OTF’s internal controls over financial reporting for the fiscal year ended December 31, 2023 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that OTF maintained, in all material respects, effective internal control over financial reporting as of December 31, 2023, using the framework specified in OTF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023;
(iii)(A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the OTF Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of OTF’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for OTF’s auditors any material weaknesses in internal controls; and
(iv)provided to OTF II true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the OTF Board that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to OTF II true, complete and correct copies of any such disclosures that are made after the date hereof.
(h)The fair market value of OTF’s investments as of September 30, 2024 (i) was determined in accordance with ASC Topic 820 and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the OTF valuation designee in accordance with Rule 2a-5.
(i)To OTF’s Knowledge, there is no fraud or suspected fraud affecting OTF involving management of OTF or employees of Blue Owl who have significant roles in OTF’s internal control over financial reporting, when such fraud could have a material effect on OTF’s consolidated financial statements.
Section 4.07     Broker’s Fees.
Neither OTF nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to RBC Capital Markets, LLC, Truist Securities, Inc., ING Financial Markets LLC and Sumitomo Mitsui Banking Corporation pursuant to letter agreements, true, complete and correct copy of which has been previously delivered to OTF II.
Section 4.08     Absence of Changes or Events.
Since December 31, 2023 and through the date of this Agreement, (i) except as set forth in Section 4.08 of the OTF Disclosure Schedules, (ii) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of OTF and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (iii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF and (iv) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of OTF II under Section 6.01 or Section 6.02.
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Section 4.09     Compliance with Applicable Law; Permits.
(a)Each of OTF and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF. OTF has not received any written or, to OTF’s Knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF. All shares of OTF Common Stock have been offered and sold in compliance with an appropriate exemption from the registration requirements of the Securities Act, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF. OTF is not subject to any “stop order” and is, and was, fully qualified to sell shares of OTF Common Stock in each jurisdiction in which such shares were offered and sold, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF.
(b)OTF is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF.
(c)OTF has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for OTF, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the OTF Board and satisfactorily remedied or are in the process of being remedied or those that would not, reasonably be expected to have a Material Adverse Effect with respect to OTF.
(d)Each of OTF and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit OTF and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF. OTF has not received any written or, to OTF’s Knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF.
(e)No “affiliated person” (as defined under the Investment Company Act) of OTF has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the Knowledge of OTF, threatened that would result in any such disqualification.
(f)The minute books and other similar records of OTF maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of OTF, the OTF Board and any committees of the OTF Board.
Section 4.10     OTF Information.
None of the information supplied or to be supplied by OTF for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of OTF II or stockholders of OTF or at the time of the OTF
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II Stockholders Meeting or the OTF Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by OTF with respect to information supplied by OTF II or OTF II Adviser for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.
Section 4.11     Taxes and Tax Returns.
(a)OTF and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement and all such Tax Returns are true, complete and correct in all material respects. OTF and each of its Consolidated Subsidiaries has paid all material Taxes shown thereon as due and payable and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by U.S. federal, state, non-U.S. or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP.
(b)No material Tax Return of OTF or any Consolidated Subsidiary has been examined by the IRS or other relevant taxing authority. There are no material disputes pending, or written claims asserted, with respect to any material Tax Return of OTF or any of its Consolidated Subsidiaries or for material Taxes or assessments upon OTF or any of its Consolidated Subsidiaries for which OTF does not have reserves that are adequate under GAAP.
(c)Neither OTF nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than any such agreement entered into in the ordinary course of business the principal purpose of which is not Taxes).
(d)Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Mergers are also a part), neither OTF nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply.
(e)Neither OTF nor any of its Consolidated Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) adjustment under Section 481 of the Code (or any similar provision of state, local or non-U.S. Law) or any other change in method of accounting occurring prior to the Closing, (ii) closing agreement described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) entered into prior to the Closing, (iii) installment sale or open transaction disposition occurring prior to the Closing, (iv) use of an improper method of accounting prior to the Closing, (v) prepaid amount received, or deferred revenue accrued, prior to the Closing, or (vi) “gain recognition agreement” as described in U.S. Treasury Regulation Section 1.367(a)-8 (or any similar provision of state, local or non-U.S. Law) executed prior to the Closing.
(f)Neither OTF nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If OTF or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.
(g)There are no outstanding applications, written agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes or deficiencies against OTF or any of its Consolidated Subsidiaries.
(h)OTF made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. OTF has qualified as a RIC at all times since the beginning of its taxable year ending December 31, 2018 and expects to continue to so qualify through the Effective Time. No challenge to OTF’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of OTF ending before the Effective Time, OTF has satisfied, or expects to satisfy in the case of a taxable year ending after the date of this Agreement, the distribution requirements imposed on a regulated investment company under Section
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852 of the Code.
(i)Merger Sub is a newly formed entity created for the purpose of undertaking the Merger. Prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.
(j)OTF and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes, including information reporting requirements, and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.
(k)OTF is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.
(l)OTF has no “earnings and profits” described in Section 852(a)(2)(B) of the Code.
(m)Section 4.11(m) of the OTF Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than such assets listed in Section 4.11(m) of the OTF Disclosure Schedule, OTF is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.
(n)No claim has been made in writing by a taxing authority in a jurisdiction where OTF or any of its Consolidated Subsidiaries does not file Tax Returns that OTF or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.
(o)Neither OTF nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.
(p)Neither OTF nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.
(q)Neither OTF nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than OTF and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), as a transferee, successor or payable pursuant to a contractual obligation.
(r)Neither OTF nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is OTF or any of its Consolidated Subsidiaries).
(s)There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of OTF or any of its Consolidated Subsidiaries.
Section 4.12     Litigation.
As of the date of this Agreement, there are no material Proceedings pending or, to OTF’s Knowledge, threatened against OTF or any of its Consolidated Subsidiaries. There is no Order binding upon OTF or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF.
Section 4.13     Employee Matters.
Neither OTF nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any Employee Benefit Plans.
Section 4.14     Certain Contracts.
(a)OTF has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to OTF II of, all Contracts (collectively, the “OTF Material Contracts”) to which, as of the date hereof, OTF or any of its Consolidated Subsidiaries is a party, or by which OTF or any of its Consolidated Subsidiaries may be bound, or, to the Knowledge of OTF, to
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which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:
(i)any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the Regulation S-K or that is material to OTF or its financial condition or results of operations;
(ii)other than Contracts entered into in the ordinary course of business providing for the obligation or commitment of OTF to provide funding to its portfolio investments, any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of OTF or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by OTF or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;
(iii)other than Contracts entered into in the ordinary course of business providing for the obligation or commitment of OTF to provide funding to its portfolio investments, any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of OTF or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to OTF and its Consolidated Subsidiaries, taken as a whole);
(iv)except with respect to investments set forth in the OTF SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to OTF and its Consolidated Subsidiaries, taken as a whole;
(v)any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of OTF and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that OTF and its Consolidated Subsidiaries conducts or may conduct;
(vi)any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the OTF SEC Reports;
(vii)any Contract that obligates OTF or any of its Consolidated Subsidiaries to conduct any business that is material to OTF and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party; or
(viii)any Contract with a Governmental Entity.
(b)Each OTF Material Contract is (x) valid and binding on OTF or its applicable Consolidated Subsidiary and, to OTF’s Knowledge, each other party thereto, (y) enforceable against OTF or its applicable Consolidated Subsidiary in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to OTF and its Consolidated Subsidiaries, taken as a whole. The OTF Advisory Agreement in effect as of the date of this Agreement has been approved by the OTF Board and stockholders of OTF in accordance with Section 15 of the Investment Company Act. Neither OTF nor any of its Consolidated Subsidiaries nor, to OTF’s Knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any OTF Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF. No OTF Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to OTF and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to OTF or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any OTF Material
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Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to OTF and its Consolidated Subsidiaries, taken as a whole.
Section 4.15     Insurance Coverage.
All material insurance policies maintained by OTF or any of its Consolidated Subsidiaries and that name OTF or any of its Consolidated Subsidiaries as an insured (each, an “OTF Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each OTF Insurance Policy have been paid. Neither OTF nor any of its Consolidated Subsidiaries has received written notice of cancellation of any OTF Insurance Policy.
Section 4.16     Intellectual Property.
OTF and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all Intellectual Property Rights that are material to the conduct of the business of OTF and its Consolidated Subsidiaries taken as a whole (hereinafter, “OTF Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF. No claims are pending for which OTF has received written notice or, to the Knowledge of OTF, threatened (i) that OTF or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any OTF Intellectual Property Right is invalid or unenforceable. To the Knowledge of OTF, no Person is infringing, misappropriating or using without authorization the rights of OTF or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF.
Section 4.17     Real Property.
Neither OTF nor any of its Consolidated Subsidiaries owns or leases any real property.
Section 4.18     Investment Assets.
Each of OTF and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of OTF or its Consolidated Subsidiaries in the secured and unsecured financing transactions that have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business and, if material, Previously Disclosed. As of the date of this Agreement, the value of investments owned by OTF that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act is greater than 70% of the value of OTF’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).
Section 4.19     State Takeover Laws.
No restrictions on “business combinations” set forth in any Takeover Statutes are applicable to this Agreement, the Mergers or the other Transactions.
Section 4.20     Valuation.
Except as may be mutually agreed by the parties, the value of each investment asset owned by OTF that is used in connection with the computations made by OTF pursuant to Section 2.06 will be determined in accordance with the valuation policies and procedures adopted by the valuation designee and approved by the OTF Board under Rule 2a-5 of the Investment Company Act and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.06 for purposes of this Agreement, and the value of all assets owned by OTF other than investment assets that are used in connection with the computations made by OTF pursuant to Section 2.06 will be determined in accordance with GAAP.
Section 4.21     Opinion of Financial Advisor.
Prior to the execution of this Agreement, the OTF Board and the OTF Special Committee, have received the opinion of RBC Capital Markets, LLC and Truist Securities, Inc., financial advisors to the OTF Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Exchange Ratio (as specified in such opinion) was fair, from a financial point of view, to OTF.
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Article V.
REPRESENTATIONS AND WARRANTIES OF THE ADVISERS
Except with respect to matters set forth in the OTF Adviser Disclosure Schedule or the OTF II Adviser Disclosure Schedule, as applicable, each Adviser hereby represents and warrants with respect to itself and OTF II (in the case of OTF II Adviser) and OTF (in the case of OTF Adviser), severally and not jointly, to OTF II and OTF that:
Section 5.01     Organization.
Such Adviser is a limited liability company organized and validly existing under the Laws of the State of Delaware and in good standing with the Delaware Secretary of State. Such Adviser has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign limited liability company in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OTF II or OTF.
Section 5.02     Authority; No Violation.
(a)Such Adviser has all requisite limited liability company power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement has been duly and validly approved by the managers of such Adviser. This Agreement has been duly and validly executed and delivered by such Adviser and (assuming due authorization, execution and delivery by such other Adviser, OTF II, OTF and Merger Sub) constitutes the valid and binding obligation of such Adviser, enforceable against such Adviser in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).
(b)Neither the execution and delivery of this Agreement by such Adviser, nor the consummation of the Transactions, nor performance of this Agreement by such Adviser, will (i) violate any provision of the certificate of formation or limited liability company agreement of such Adviser or (ii) (A) violate any Law or Order applicable to such Adviser or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of such Adviser under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which such Adviser is a party or by which its properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OTF II or OTF.
(c)No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the execution, delivery or performance of this Agreement by such Adviser, except for any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OTF II or OTF.
Section 5.03     Compliance with Applicable Law; Permits.
(a)Each Adviser is, and since the Applicable Date, has been, duly registered as an investment adviser under the Investment Advisers Act. Each Adviser is, and at all times required by applicable Law (other than the Investment Advisers Act) when such Adviser has been the investment adviser to OTF or OTF II has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business requires such registration, licensing or qualification, except where the failure to be so registered, licensed or qualified would not prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a
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Material Adverse Effect with respect to OTF II or OTF.
(b)Such Adviser is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws with regard to its management of OTF II and OTF, as applicable, including, if and to the extent applicable, the Investment Advisers Act, Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OTF II or OTF. Neither Adviser has received any written or to such Adviser’s Knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws with regard to its management of OTF II or OTF, as applicable, which non-compliance would, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OTF II or OTF, as applicable.
(c)Each Adviser holds and is in compliance with all Permits required in order to permit such Adviser to own or lease its properties and assets and to conduct its business under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OTF II or OTF. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OTF II or OTF. Neither Adviser has received any written or, to such Adviser’s Knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OTF II or OTF.
(d)Each Adviser has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act (complete and correct copies of which have been made available to OTF II (in the case of OTF II Adviser) and OTF (in the case of OTF Adviser)) and, during the period prior to the date of this Agreement that such Adviser has been the investment adviser to OTF (in the case of OTF Adviser) or OTF II (in the case of OTF II Adviser), such Adviser has been in compliance with such policies and procedures with regard to its management of OTF II (in the case of OTF II Adviser) and OTF (in the case of OTF Adviser) except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OTF or OTF II.
(e)During the period prior to the date of this Agreement that it has been the investment adviser to OTF (in the case of OTF Adviser) or OTF II (in the case of OTF II Adviser) there has been no material adverse change in the operations, affairs or regulatory status of such Adviser.
Section 5.04     Litigation.
There are no Proceedings pending or, to such Adviser’s Knowledge, threatened in writing against such Adviser, other than such Proceedings as would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OTF II (in the case of OTF II Adviser) or OTF (in the case of OTF Adviser). There is no Order binding upon such Adviser other than such Orders as would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OTF II (in the case of OTF II Adviser) or OTF (in the case of OTF Adviser).
Section 5.05     Valuation.
(a)Except as set forth in Section 2.06(b) and as may be mutually agreed by the parties, the value of each investment asset owned by OTF II that is used in connection with the computations made by OTF II Adviser
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on behalf of OTF II pursuant to Section 2.06 will be determined in accordance with the valuation policies and procedures adopted by the valuation designee and approved by the OTF II Board under Rule 2a-5 under the Investment Company Act and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.06 for purposes of this Agreement, and the value of all assets owned by OTF II other than investment assets that are used in connection with the computations made by OTF II Adviser on behalf of OTF II pursuant to Section 2.06 will be determined in accordance with GAAP.
(b)Except as may be mutually agreed by the parties, the value of each investment asset owned by OTF that is used in connection with the computations made by OTF Adviser on behalf of OTF pursuant to Section 2.06 will be determined in accordance with the valuation policies and procedures adopted by the valuation designee and approved by the OTF Board under Rule 2a-5 under the Investment Company Act and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.06 for purposes of this Agreement, and the value of all assets owned by OTF other than investment assets that are used in connection with the computations made by OTF Adviser on behalf of OTF pursuant to Section 2.06 will be determined in accordance with GAAP.
(c)The Closing OTF II Net Asset Value presented by OTF II Adviser to the OTF II Board will reflect OTF II Adviser’s determination (as valuation designee under Rule 2a-5 of the Investment Company Act) of the fair value of any portfolio securities of OTF II for which market quotations are not readily available.
(d)The Closing OTF Net Asset Value presented by OTF Adviser to the OTF Board will reflect OTF Adviser’s determination (as valuation designee under Rule 2a-5 of the Investment Company Act) of the fair value of any portfolio securities of OTF for which market quotations are not readily available.
Section 5.06     Adviser Information.
None of the information supplied or to be supplied by such Adviser for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of OTF II or stockholders of OTF or at the time of the OTF II Stockholders Meeting or the OTF Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, and in the case of the Joint Proxy Statement/Prospectus in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by such Adviser with respect to information supplied by the other Adviser, OTF II, OTF or Merger Sub for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.
Section 5.07     Best Interests and No Dilution.
Each of OTF Adviser (in the case of OTF) and OTF II Adviser (in the case of OTF II) believes that (i) participation in the Mergers is in the best interests of OTF II (in the case of OTF II Adviser) and OTF (in the case of OTF Adviser), as applicable, and (ii) the interests of existing stockholders of OTF II and OTF will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the Mergers.
Section 5.08     Financial Resources.
Such Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Joint Proxy Statement/Prospectus and under this Agreement.
Section 5.09     OTF II and OTF Forbearances.
The forbearances set forth in Section 6.02 are not expected to be overtly and materially onerous on the conduct of OTF II’s business (in the case of OTF II Adviser) and OTF’s business (in the case of OTF Adviser) in the ordinary course of business consistent with each of OTF II’s (in the case of OTF II Adviser) and OTF’s (in the case of OTF Adviser) investment objectives and policies as publicly disclosed, respectively.
Section 5.10     OTF II and OTF Representations and Warranties.
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To the Knowledge of each OTF II Adviser, as of the date hereof, the representations and warranties made by OTF II in Article III and to the Knowledge of OTF Adviser, as of the date hereof, the representations and warranties made by OTF in Article IV are true and correct in all material respects.
Article VI.
COVENANTS RELATING TO CONDUCT OF BUSINESS
Section 6.01     Conduct of Businesses Prior to the Effective Time.
During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.01, except (x) as may be required by Law or a Governmental Entity, (y) as required or expressly permitted by this Agreement or (z) with the prior written consent of the other parties hereto (including the consent of the OTF Special Committee, in the case of OTF, and the consent of the OTF II Special Committee, in the case of OTF II), which prior written consent shall not be unreasonably delayed, conditioned or withheld, each of OTF and OTF II shall, and shall cause each of its respective Consolidated Subsidiaries to, (a) conduct its business in the ordinary course of business, consistent with past practice and consistent with each of OTF II’s and OTF’s investment objectives and policies as publicly disclosed, respectively, and (b) use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.
Section 6.02     Forbearances.
During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.01, except as may be required by Law or a Governmental Entity, as required or expressly permitted by this Agreement, as Previously Disclosed or as set forth in Section 6.02 of the OTF II Disclosure Schedule or Section 6.02 of the OTF Disclosure Schedule, as applicable, neither OTF II or OTF shall, and neither shall permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of OTF II or OTF, as applicable (and the consent of the OTF II Special Committee, in the case of OTF II, and the consent of the OTF Special Committee, in the case of OTF), which prior written consent shall not be unreasonably delayed, conditioned or withheld:
(a)Other than pursuant to capital calls made pursuant to the terms of OTF II Subscription Agreements effective on or prior to the date of this Agreement or such party’s dividend reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any OTF II Voting Debt or OTF Voting Debt, as applicable, or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities.
(b)(i) Make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly and supplemental cash distributions consistent with past practices and such party’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for such party to maintain its qualification as a RIC or to avoid the imposition of any income or excise tax, as reasonably determined by such party, (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of such party to such party or another direct or indirect wholly owned Consolidated Subsidiary of such party or (D) with respect to OTF II, a Tax Dividend; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock.
(c)Sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of such party or any of its Consolidated Subsidiaries.
(d)Acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed.
(e)Amend the OTF II Charter or the OTF II Bylaws (in the case of OTF II) or the OTF Charter or the OTF
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Bylaws (in the case of OTF) or any other governing documents or similar governing documents of any of such party’s Consolidated Subsidiaries.
(f)Implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements.
(g)Hire any employees or establish, become a party to or commit to adopt any Employee Benefit Plan.
(h)Take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code; provided, however, that the foregoing shall not preclude OTF II from declaring or paying any Tax Dividend on or before the Closing Date.
(i)Incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness.
(j)Make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies or investments in new portfolio companies, in each case, entered into in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed.
(k)File or amend any material Tax Return other than in the ordinary course of business consistent with past practice and such party’s investment objectives and policies as publicly disclosed; make, change or revoke any material Tax election; or settle or compromise any material Tax liability or refund.
(l)Take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause such party to fail to qualify or not be subject to taxation as a RIC.
(m)Enter into any new line of business (it being understood that this prohibition does not apply to any new or existing portfolio companies in which such party or any of its Consolidated Subsidiaries has made or will make a debt or equity investment that is in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed and is, would or should be reflected in such party’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC).
(n)Other than in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed, enter into any Contract that would otherwise constitute an OTF II Material Contract or OTF Material Contract, as applicable, had it been entered into prior to the date of this Agreement.
(o)Other than in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any OTF II Material Contract or OTF Material Contract, as applicable.
(p)Settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and such party’s investment objectives and policies as publicly disclosed, in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, OTF, OTF II, the Surviving Company or any of their respective Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault.
(q)Other than in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed, (i) pay, discharge or satisfy any Indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of such party or its Consolidated Subsidiaries as in effect as of the date of this Agreement or other Permitted Indebtedness or (ii) cancel any material indebtedness.
(r)Except as otherwise expressly contemplated by this Agreement, merge or consolidate such party or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of such party or any of its Consolidated Subsidiaries.
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(s)Agree to take, make any commitment to take, or adopt any resolutions of the OTF II Board or the OTF Board, as applicable, authorizing, any of the actions prohibited by this Section 6.02.
Article VII.
ADDITIONAL AGREEMENTS
Section 7.01     Further Assurances.
(a)Subject to the right of OTF II to take any action that constitutes an OTF II Adverse Recommendation Change as expressly permitted pursuant to Section 7.06, and the right of OTF II to take any action that constitutes an OTF II Adverse Recommendation Change as expressly permitted pursuant to Section 7.07, the parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all Governmental Entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the Transactions (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and Governmental Entities.
In furtherance (but not in limitation) of the foregoing, each of OTF and OTF II shall as promptly as practicable file any required applications, notices or other filings under the HSR Act. Subject to applicable Law, OTF II and OTF shall have the right to review in advance, and, to the extent practicable, each shall consult the other on all the information relating to OTF II or OTF, as the case may be, and any of their respective Consolidated Subsidiaries, that appear in any filing made with, or written materials submitted to, any third-party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Permits of all Governmental Entities necessary or advisable to consummate the Transactions and each party will keep the other reasonably apprised of the status of matters relating to completion of the Transactions. OTF, on the one hand, and OTF II, on the other hand, shall each, in connection with the efforts referenced in this Section 7.01(a) to obtain all requisite Permits for the Transactions under the HSR Act, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry; (ii) keep the other party informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”), or any other Governmental Entity and (iii) subject to applicable Law, permit the other party to review, in advance, any written communication given by it to or received from, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ, or any other Governmental Entity, and to the extent permitted by the FTC, the DOJ, or other applicable Governmental Entity, give the other party the opportunity to attend and participate in such meetings and conferences subject to applicable Law.
(b)Notwithstanding anything to the contrary herein, nothing in this Agreement shall require either OTF and its Consolidated Subsidiaries, on the one hand, or OTF II and its Consolidated Subsidiaries, on the other hand, to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the Transactions (including the Mergers), other than any consent fees set forth in Section 3.03(b) of the OTF II Disclosure Schedule and Section 4.03(b) of the OTF Disclosure Schedule.
Section 7.02     Regulatory Matters.
(a)OTF and OTF II shall as promptly as practicable jointly prepare and file with the SEC the Registration Statement. OTF shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement effective as long as necessary to consummate the Mergers. OTF II and OTF shall use reasonable best efforts to cause the Joint Proxy Statement/Prospectus to be promptly mailed or delivered to their respective stockholders upon such effectiveness. OTF shall also use its reasonable best efforts to obtain all necessary state securities Law or “blue sky” permits and approvals required to carry out the Transactions, if any, and OTF II shall use reasonable best efforts to furnish all information concerning OTF II and the holders of OTF
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II Common Stock as may be reasonably requested by OTF in connection with any such action.
(b)Each of OTF and OTF II shall cooperate with the other in the preparation of the Registration Statement and shall furnish to the other all information reasonably requested as may be reasonably necessary or advisable in connection with the Registration Statement or any other filing or application made by or on behalf of OTF, OTF II or any of their respective Consolidated Subsidiaries to any Governmental Entity in connection with the Mergers and the other Transactions. Prior to the Effective Time, each party hereto shall promptly notify the other party (i) upon becoming aware of any event or circumstance that is required to be described in an amendment to the Registration Statement or in supplement to the Joint Proxy Statement/Prospectus and (ii) after the receipt by it of any comments of the SEC with respect to the Joint Proxy Statement/Prospectus or the Registration Statement.
(c)Subject to applicable Law, each of OTF and OTF II shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such party to believe that there is a reasonable likelihood that any Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.
Section 7.03     Stockholder Approval.
(a)Notwithstanding anything to the contrary in Section 7.06, unless the OTF II Board has withdrawn the OTF II Board Recommendation in compliance with Section 7.06, OTF II shall submit to its stockholders the OTF II Matters, including the Merger, on the terms and conditions set forth in this Agreement.
(b)In furtherance of that obligation, OTF II shall take, in accordance with applicable Law and the OTF II Charter and the OTF II Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than 10 Business Days) following the date on which the SEC declares effective the Registration Statement of which the Joint Proxy Statement/Prospectus forms a part to convene the OTF II Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon the proposal to approve the OTF II Matters, including the Merger, on the terms and conditions set forth in this Agreement, as well as any other such matters. The record date for the OTF II Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of OTF (which prior written approval shall not be unreasonably delayed, conditioned or withheld). Unless the OTF II Board has withdrawn the OTF II Board Recommendation in compliance with Section 7.06, OTF II shall use reasonable best efforts to obtain from OTF II’s stockholders the OTF II Requisite Vote, including by providing to OTF II’s stockholders the OTF II Board Recommendation and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of OTF, postponing or adjourning the OTF II Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that OTF II shall not postpone or adjourn the OTF II Stockholders Meeting for any other reason without the prior written consent of OTF (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing but subject to OTF II’s right to terminate this Agreement pursuant to Section 9.01, OTF II’s obligations pursuant to this Section 7.03(c) (including its obligation to submit to its stockholders the OTF II Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to OTF II, its Representatives or its stockholders of any Takeover Proposal (including any OTF II Superior Proposal) or (ii) OTF II effecting a Takeover Approval or delivering a Notice of an OTF II Superior Proposal, in each case, unless in connection therewith, the OTF II Board has withdrawn the OTF II Board Recommendation in compliance with Section 7.06.
(c)Notwithstanding anything to the contrary in Section 7.07, unless the OTF Board has withdrawn the OTF Board recommendation in compliance with Section 7.07, OTF shall submit to its stockholders the OTF Matters, on the terms and conditions set forth in this Agreement. In furtherance of that obligation, OTF shall take, in accordance with applicable Law and the OTF Charter and the OTF Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than 10 Business Days) following the date on which the SEC declares effective the Registration Statement of which the Joint Proxy Statement/Prospectus forms a part, to convene the OTF Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon the proposal to approve the OTF Matters, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the OTF Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of OTF II (which prior written
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approval shall not be unreasonably delayed, conditioned or withheld). Unless the OTF Board has withdrawn the OTF Board Recommendation in compliance with Section 7.07, OTF shall use reasonable best efforts to obtain from OTF’s stockholders the OTF Requisite Vote, including by providing to OTF’s stockholders the OTF Board Recommendation and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of OTF II, postponing or adjourning the OTF Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that OTF shall not postpone or adjourn the OTF Stockholders Meeting for any other reason without the prior written consent of OTF II (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing but subject to OTF’s right to terminate this Agreement pursuant to Section 9.01, OTF’s obligations pursuant to this Section 7.03(c) (including its obligation to submit to its stockholders the OTF Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to OTF, its Representatives or its stockholders of any Takeover Proposal (including any OTF Superior Proposal) or (ii) OTF effecting a Takeover Approval or delivering a Notice of an OTF Superior Proposal, in each case, unless in connection therewith, the OTF Board has withdrawn the OTF Board Recommendation in compliance with Section 7.06.
Section 7.04     Indemnification; Directors’ and Officers’ Insurance.
(a)Following the Effective Time, OTF shall, to the fullest extent permitted under applicable Law, indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of OTF II or any of its Consolidated Subsidiaries (in each case, when acting in such capacity) (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against all costs or expenses (including reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities (collectively, “Indemnified Liabilities”) incurred in connection with any Proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including the Transactions). In the event of any such Indemnified Liabilities, (i) OTF shall advance to such Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable Law provided that the Person to whom expenses are advanced, or someone on his or her behalf, provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff and (ii) OTF and the applicable Indemnified Parties shall cooperate in the defense of such matter.
(b)Unless OTF and OTF II shall otherwise agree the Surviving Company or its successor shall, and OTF shall cause the Surviving Company or its successor to, continue to maintain in effect for a period of six years from and after the Effective Time (the “Tail Period”) OTF II’s existing directors and officers liability insurance (the “Current D&O Insurance”) in place as of the date of this Agreement; provided, however, that during the Tail Period, (i) the Current D&O Insurance policy may be amended or replaced provided that the coverage amount is not less than the amount set forth on Section 7.04(b) of the OTF Disclosure Schedule, the terms and conditions are otherwise not materially less advantageous to the insureds and the directors and officers of OTF II continue to be covered under the policy in their capacity as directors and officers of OTF II; or (ii) the Current D&O Insurance may be terminated provided that prior to such termination, OTF shall cause the Surviving Company or its successor to obtain and fully pay the premium for a “tail” insurance policy for the extension of the current D&O insurance through the remainder of the Tail Period with coverage and amounts not less than the amount set forth on Section 7.04(b) of the OTF Disclosure Schedule, and terms and conditions that are otherwise not materially less advantageous to the insureds as, provided in the Current D&O Insurance.
(c)Any Indemnified Party wishing to claim indemnification under Section 7.04(a), upon learning of any Proceeding described above, shall promptly notify OTF in writing; provided, that the failure to so notify shall not affect the obligations of OTF under Section 7.04(a) unless OTF is materially prejudiced as a consequence.
(d)If OTF or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers or otherwise disposes of all or substantially all of its assets to any other entity, then and in each such case, OTF shall cause proper provision to be made so that the successors and assigns of OTF shall assume the obligations set forth in this Section
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7.04.
(e)The provisions of this Section 7.04 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise.
Section 7.05     No Solicitation.
(a)Each of OTF II and OTF shall, and shall cause its respective Affiliates, Consolidated Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to OTF II or OTF, as applicable) of all confidential information previously furnished to any Person (other than OTF II, OTF or their respective Affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to Section 7.06 in the case of OTF II and Section 7.07 in the case of OTF, each of OTF II and OTF shall not, and shall cause its respective Affiliates, Consolidated Subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other Transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than OTF, OTF II or their respective Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any Takeover Statute to any Person (other than OTF, OTF II or their respective Affiliates) or with respect to any transaction (other than the Transactions) or (y) waiver or release under any standstill or any similar agreement with respect to equity securities of OTF II or OTF, unless failure to grant such waiver or release would be inconsistent with fiduciary standards applicable to the directors of OTF II or OTF, as applicable, under applicable Law; provided, however, that notwithstanding the foregoing, each party (A) may inform Persons of the provisions contained in this Section 7.05 and (B) shall be permitted to grant a waiver of or terminate any “standstill” or similar obligation of any third party with respect to equity securities of OTF or OTF II, as applicable, in order to allow such third party to confidentially submit a Takeover Proposal.
(b)Each of OTF II and OTF shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by OTF II or OTF or their respective Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of OTF II and OTF agrees that it shall keep the other party informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by OTF II or OTF and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.
Section 7.06     OTF II Takeover Proposals.
(a)If on or after the date of this Agreement and at any time prior to the OTF II Stockholders Meeting: (i) OTF II receives a bona fide unsolicited Takeover Proposal (under circumstances in which OTF II has complied in
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all material respects with the provisions of Section 7.05(a) and Section 7.05(b)); (ii) the OTF II Special Committee, shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor, that (x) failure to consider such Takeover Proposal would be inconsistent with fiduciary standards applicable to the directors of OTF II under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in an OTF II Superior Proposal; and (iii) OTF II gives OTF written notice of its intention to engage in negotiations or discussions with the Person making such Takeover Proposal at least two (2) Business Days before engaging in such negotiations or discussions (with such written notice specifying the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and OTF II’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal) then, subject to compliance with this Section 7.06(a), OTF II may:
(i)engage in negotiations or discussions with such Person (and only such Person) who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by such Person who has made such Takeover Proposal if OTF II (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides OTF a copy of all such information that has not previously been delivered to OTF simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and
(ii)after fulfilling its obligations under Section 7.06(b) below, adopt, approve or recommend, or publicly propose to adopt, approve or recommend such Takeover Proposal, including entering into an agreement with respect thereto (collectively, a “Takeover Approval”).
If on or after the date of this Agreement and at any time prior to the OTF II Stockholders Meeting, the OTF II Special Committee, shall have determined, after consultation with its outside legal counsel, that continued recommendation of the OTF II Matters to OTF II’s stockholders would be inconsistent with fiduciary standards applicable to the directors of OTF II under applicable Law as a result of an OTF II Superior Proposal, OTF II may (A) withdraw or qualify (or modify or amend in a manner adverse to OTF), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to OTF), the OTF II Board Recommendation, and (B) take any action or make any statement, filing or release, in connection with the OTF II Stockholders Meeting or otherwise, inconsistent with the OTF II Board Recommendation (any action described in clauses (A) and (B) referred to collectively with any Takeover Approval as an “OTF II Adverse Recommendation Change”).
(b)Upon any determination that a Takeover Proposal constitutes an OTF II Superior Proposal, OTF II shall promptly provide (and in any event within twenty-four (24) hours of such determination) to OTF a written notice (a “Notice of an OTF II Superior Proposal”) (i) advising OTF that the OTF II Board has received an OTF II Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such OTF II Superior Proposal, including the amount per share or other consideration that the stockholders of OTF II will receive in connection with the OTF II Superior Proposal and including a copy of all written materials provided to or by OTF II in connection with such OTF II Superior Proposal (unless previously provided to OTF) and (iii) identifying the Person making such OTF II Superior Proposal. OTF II shall cooperate and negotiate in good faith with OTF (to the extent OTF desires to negotiate) during the five (5) calendar day period following OTF’s receipt of the Notice of an OTF II Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such OTF II Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable OTF II to determine that such OTF II Superior Proposal is no longer an OTF II Superior Proposal and proceed with an OTF II Board Recommendation without an OTF II Adverse Recommendation Change. If thereafter the OTF II Special Committee, determines, in its reasonable good faith judgment, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement, that such OTF II Superior Proposal remains an OTF II Superior Proposal or the failure to make such OTF II Adverse Recommendation Change would be inconsistent with fiduciary standards applicable to the directors of OTF II under applicable Law, and OTF II has complied in all material respects with Section 7.06(a) above, OTF II may terminate this Agreement pursuant to Section 9.01(c)(iv) in order to enter into an agreement related to such OTF II Superior Proposal.
(c)Other than as permitted by Section 7.06(a), neither OTF II nor the OTF II Board shall make any OTF II
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Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no OTF II Adverse Recommendation Change shall change the approval of the OTF II Matters or any other approval of the OTF II Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.
(d)OTF II shall provide OTF with prompt written notice of any meeting of the OTF II Board at which the OTF II Board is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by OTF reasonably in advance of such meeting).
(e)Other than in connection with an OTF II Takeover Proposal, nothing in this Agreement shall prohibit or restrict the OTF II Board from taking any action described in clause (A) of the definition of OTF II Adverse Recommendation Change in response to an Intervening Event (an “OTF II Intervening Event Recommendation Change”) if (A) prior to effecting any such OTF II Intervening Event Recommendation Change, OTF II promptly notifies OTF, in writing, at least five (5) Business Days (the “OTF II Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute an OTF II Adverse Recommendation Change or an OTF II Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) OTF II shall, and shall cause its Representatives to, during the OTF II Intervening Event Notice Period, negotiate with OTF in good faith (to the extent OTF desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the OTF II Board to make an OTF II Intervening Event Recommendation Change, and (C) the OTF II Special Committee, determines, after consulting with outside legal counsel and, with respect to financial matters, any financial advisor, that the failure to effect such an OTF II Intervening Event Recommendation Change, as applicable, after taking into account any adjustments made by OTF during the OTF II Intervening Event Notice Period, would be inconsistent with fiduciary standards applicable to the directors of OTF II under applicable Law.
(f)Nothing contained in this Agreement shall be deemed to prohibit OTF II, the OTF II Board or the OTF II Special Committee from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to OTF II’s stockholders if, after consultation with its outside legal counsel, OTF II determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be an OTF II Adverse Recommendation Change unless the OTF II Board expressly publicly reaffirms the OTF II Board Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by OTF.
Section 7.07     OTF Takeover Proposals.
(a)If on or after the date of this Agreement and at any time prior to the OTF Stockholders Meeting: (i) OTF receives a bona fide unsolicited Takeover Proposal (under circumstances in which OTF has complied in all material respects with the provisions of Section 7.05(a) and Section 7.05(b)); (ii) the OTF Special Committee, shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor, that (x) failure to consider such Takeover Proposal would be inconsistent with fiduciary standards applicable to the directors of OTF under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in an OTF Superior Proposal; and (iii) OTF gives OTF II written notice of its intention to engage in negotiations of discussions with the Person making such Takeover Proposal at least two (2) Business Days before engaging in such negotiations or discussions (with such written notice specifying the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and OTF’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal) then, subject to compliance with this Section 7.07(a), OTF may:
(i)engage in negotiations or discussions with such Person (and only such Person) who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by such Person who has made such Takeover Proposal if OTF (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides OTF II a copy of all such information that has not previously been delivered to OTF II simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and
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(ii)after fulfilling its obligations under Section 7.07(b) below, effect a Takeover Approval.
If on or after the date of this Agreement and at any time prior to the OTF Stockholders Meeting, the OTF Special Committee, shall have determined after consultation with their outside legal counsel, that continued recommendation of the OTF Matters to OTF’s stockholders would be inconsistent with fiduciary standards applicable to the directors of OTF under applicable Law as a result of an OTF Superior Proposal, OTF may (A) withdraw or qualify (or modify or amend in a manner adverse to OTF II), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to OTF II), the OTF Board Recommendation, and (B) take any action or make any statement, filing or release, in connection with the OTF Stockholders Meeting or otherwise, inconsistent with the OTF Board Recommendation (any action described in clauses (A) and (B) referred to collectively with any Takeover Approval as an “OTF Adverse Recommendation Change”).
(b)Upon any determination that a Takeover Proposal constitutes an OTF Superior Proposal, OTF shall promptly provide (and in any event within twenty-four (24) hours of such determination) to OTF II a written notice (a “Notice of an OTF Superior Proposal”) (i) advising OTF II that the OTF Board has received an OTF Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such OTF Superior Proposal, including the amount per share or other consideration that the stockholders of OTF will receive in connection with the OTF Superior Proposal and including a copy of all written materials provided to or by OTF in connection with such OTF Superior Proposal (unless previously provided to OTF II) and (iii) identifying the Person making such OTF Superior Proposal. OTF shall cooperate and negotiate in good faith with OTF II (to the extent OTF II desires to negotiate) during the five (5) calendar day period following OTF II’s receipt of the Notice of an OTF Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such OTF Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable OTF to determine that such OTF Superior Proposal is no longer an OTF Superior Proposal and proceed with an OTF Board Recommendation without an OTF Adverse Recommendation Change. If thereafter the OTF Special Committee, determines, in its reasonable good faith judgement, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement, that such OTF Superior Proposal remains an OTF Superior Proposal or the failure to make such OTF Adverse Recommendation Change would be inconsistent with fiduciary standards applicable to the directors of OTF under applicable Law, and OTF has complied in all material respects with Section 7.07(a) above, OTF may terminate this Agreement pursuant to Section 9.01(d)(iv) in order to enter into an agreement related to such OTF Superior Proposal.
(c)Other than as permitted by Section 7.07(a), neither OTF nor the OTF Board shall make any OTF Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no OTF Adverse Recommendation Change shall change the approval of the OTF Matters or any other approval of the OTF Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.
(d)OTF shall provide OTF II with prompt written notice of any meeting of the OTF Board at which the OTF Board is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by OTF II reasonably in advance of such meeting).
(e)Other than in connection with an OTF Takeover Proposal, nothing in this Agreement shall prohibit or restrict the OTF Board from taking any action described in clause (A) of the definition of OTF Adverse Recommendation Change in response to an Intervening Event (an “OTF Intervening Event Recommendation Change”) if (A) prior to effecting any such OTF Intervening Event Recommendation Change, OTF promptly notifies OTF II, in writing, at least five (5) Business Days (the “OTF Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute an OTF Adverse Recommendation Change or an OTF Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) OTF shall, and shall cause its Representatives to, during the OTF Intervening Event Notice Period, negotiate with OTF II in good faith (to the extent OTF II desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the OTF Board to make an OTF Intervening Event Recommendation Change, and (C) the OTF Special Committee, determines, after consulting with outside legal counsel and, with respect to financial matters, any financial advisor, that the failure to effect such an OTF Intervening Event Recommendation Change, as applicable, after taking into
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account any adjustments made by OTF II during the OTF Intervening Event Notice Period, would be inconsistent with fiduciary standards applicable to the directors of OTF under applicable Law.
(f)Nothing contained in this Agreement shall be deemed to prohibit OTF, the OTF Board or the OTF Special Committee from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to OTF’s stockholders if, after consultation with its outside legal counsel, OTF determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be an OTF Adverse Recommendation Change unless the OTF Board expressly publicly reaffirms the OTF Board Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by OTF II.
Section 7.08     Access to Information.
(a)Upon reasonable notice, except as may otherwise be restricted by applicable Law, each of OTF II and OTF shall, and shall cause each of its Consolidated Subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, Contracts, and records and, during such period, such party shall, and shall cause its Consolidated Subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request; provided that the foregoing shall not require OTF II or OTF, as applicable, to afford access to or to disclose any information that in such party’s reasonable judgment would violate any confidentiality obligations to which such party is subject to if after using its reasonable best efforts with respect thereto, it was unable to obtain any required consent to provide such access or make such disclosure; provided, further, that either OTF II or OTF may restrict access to the extent required by any applicable Law or as may be necessary to preserve attorney-client privilege or any similar privilege or protection under any circumstances in which such privilege or protection may be jeopardized by such disclosure or access.
(b)No investigation by a party hereto or its representatives shall affect or be deemed to modify the representations and warranties of the other party set forth in this Agreement.
Section 7.09     Publicity.
The initial press release with respect to the Transactions shall be a joint press release reasonably acceptable to each of OTF and OTF II. Thereafter, so long as this Agreement is in effect, OTF and OTF II each shall consult with the other before issuing or causing the publication of any press release or other public announcement with respect to this Agreement, the Mergers, or the Transactions, except as may be required by applicable Law, or to the extent that such press release or other public announcement related to any OTF II Adverse Recommendation Change or OTF Adverse Recommendation Change is made in accordance with Section 7.06 or Section 7.07, respectively, and, to the extent practicable, before such press release or other public announcement is issued or made, OTF or OTF II, as applicable, shall have used commercially reasonable efforts to advise the other party of, and consult with the other party regarding, the text of such press release or other public announcement; provided, that either OTF or OTF II may make any public statement in response to specific questions by analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made in compliance with this Section 7.09.
Section 7.10     Takeover Statutes and Provisions.
Neither OTF nor OTF II will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Statutes. Each of OTF and OTF II shall take all necessary steps within its control to exempt (or ensure the continued exemption of) those Transactions from, or if necessary, challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.
Section 7.11     Tax Matters.
(a)Tax Representation Letters. Prior to the Effective Time (or at such other times as requested by counsel), each of OTF and OTF II shall execute and deliver to Eversheds Sutherland (US) LLP tax representation letters (which will be used in connection with the tax opinions contemplated by Section 8.02(e)and Section 8.03(d) in form and substance as set forth in Exhibits A and B. Each of OTF II and OTF shall use its reasonable best
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efforts not to take or cause to be taken any action that would cause to be untrue (or fail to take or cause not to be taken any action which inaction would cause to be untrue) any of the representations and covenants made to tax counsel in furtherance of such tax opinion.
(b)RIC Status. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, (i) OTF II shall not, and shall not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of OTF take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause OTF II to fail to qualify as a RIC, and (ii) OTF shall not, and shall not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of OTF II, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause OTF to fail to qualify as a RIC.
(c)Tax Treatment of Mergers. Unless otherwise required by applicable Law or administrative action, (i) each of OTF II, OTF and Merger Sub shall use its reasonable best efforts to cause the Merger to qualify as a reorganization governed by Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of OTF II, OTF and Merger Sub shall report the Mergers for U.S. federal income Tax purposes as a reorganization governed by Section 368(a) of the Code.
(d)Tax Opinions. OTF II shall use its best efforts to obtain the tax opinion described in Section 8.03(d) and OTF shall use its best efforts to obtain the tax opinion described in Section 8.02(e).
Section 7.12     Stockholder Litigation.
The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by OTF II’s stockholders or OTF’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the Transactions. Each of OTF II and OTF (i) shall keep the other party reasonably informed of any material developments in connection with any such Proceeding brought by its stockholders and (ii) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).
Section 7.13     Section 16 Matters.
Prior to the Effective Time, each of the OTF II Board and the OTF Board shall take all such steps as may be required to cause any dispositions of OTF II Common Stock (including derivative securities with respect to OTF II Common Stock) or acquisitions of OTF Common Stock (including derivative securities with respect to OTF Common Stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to OTF II or will become subject to such reporting requirements with respect to OTF, in each case, to be exempt pursuant to Rule 16b-3.
Section 7.14     No Other Representations or Warranties.
The parties hereto acknowledge and agree that except for the representations and warranties of OTF II in Article III, the representations and warranties of OTF in Article IV and the representations and warranties of the Advisers in Article V, none of the Advisers, OTF II, OTF or any of OTF II’s or OTF’s respective Consolidated Subsidiaries or any other Person acting on behalf of the foregoing has made or relied on any representation or warranty, express or implied. Except for the representations and warranties of OTF II in Article III, the representations and warranties of OTF in Article IV and the representations and warranties of the Advisers in Article V, all other warranties, express or implied, statutory or otherwise, of any nature, including with respect to any express or implied representation or warranty as to the merchantability, quality, quantity, suitability or fitness for any particular purpose of the business or the assets of OTF II, OTF and the Advisers are hereby expressly disclaimed by OTF II, OTF and the Advisers, as applicable.
Section 7.15     Merger of Surviving Company.
Immediately after the occurrence of the Effective Time and the Terminations, in accordance with the MGCL, the Surviving Company and OTF shall consummate the Second Merger.
Section 7.16     Coordination of Dividends.
Each of OTF and OTF II shall coordinate with each other in designating the record and payment dates for any quarterly dividends or other distributions to its stockholders declared in accordance with this Agreement in any calendar quarter
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in which the Closing Date might reasonably be expected to occur, and neither OTF nor OTF II shall authorize or declare any dividend or other distribution to its stockholders after the Determination Date at any time on or before the Closing Date; provided, however, that the foregoing shall not prohibit either OTF or OTF II from authorizing, declaring or paying any dividend or other distribution to its stockholders solely payable in cash in accordance with this Agreement to the extent such dividend or distribution is taken into account in determining the Closing OTF II Net Asset Value and/or the Closing OTF Net Asset Value, as applicable. In the event that a dividend or other distribution with respect to the shares of OTF II Common Stock permitted under the terms of this Agreement has (i) a record date prior to the Effective Time and (ii) has not been paid as of the Effective Time, the holders of shares of OTF II Common Stock shall be entitled to receive such dividend or other distribution at the time such shares are exchanged pursuant to Article I and Article II. On or prior to the Closing Date, if the aggregate amount of all (a) dividends paid by OTF II on or prior to the date of this Agreement plus (b) all dividends paid by OTF II after the date of this Agreement plus (c) all dividends declared but not paid by OTF II is less than the amount that should be paid as a dividend to distribute to OTF II’s stockholders the amounts set forth in (i) through (iv) of the definition of “Tax Dividend” or otherwise is necessary for OTF II to maintain its qualification as a RIC and avoid the imposition of any income or excise tax as reasonably determined by OTF II, OTF II shall declare a Tax Dividend. After the Closing, OTF, on behalf of OTF II, will distribute any Tax Dividend or any other dividend that was declared, but not paid, by OTF II for any of its taxable years ended on or prior to the Closing Date and for all federal income tax purposes, to the fullest extent permitted by applicable Law, OTF and OTF II shall treat such payments of any Tax Dividend or any other such dividend as a payment of a dividend considered to have been paid by OTF II in such tax years of OTF II ended on or prior to the Closing Date pursuant to Sections 855 of the Code. OTF and OTF II shall negotiate in good faith to adjust the Exchange Ratio to account for any Tax Dividends or any other such dividend not otherwise reflected in the Closing OTF II Net Asset Value pursuant to the terms of Section 2.06(a).
Article VIII.
CONDITIONS PRECEDENT
Section 8.01     Conditions to Each Party’s Obligations to Effect the Merger.
The respective obligations of the parties to effect the Merger shall be subject to the satisfaction or, other than with respect to Section 8.01(a), which shall not be waived by any party hereto, waiver, at or prior to the Effective Time, of the following conditions:
(a)Stockholder Approvals. (i) The OTF II Matters shall have been approved by the OTF II Requisite Vote, and (ii) the OTF Matters shall have been approved by the OTF Requisite Vote.
(b)Registration Statement. The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated by the SEC. Any necessary state securities or “blue sky” authorizations shall have been received.
(c)No Injunctions or Restraints; Illegality. No Order issued by any court or agency of competent jurisdiction or other Law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other Transactions shall be in effect.
(d)Regulatory and Other Approvals. All Regulatory Approvals required by applicable Law to consummate the Transactions, including the Mergers, shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable Law in respect thereof shall have expired (including expiration of the applicable waiting period under the HSR Act). Each of the approvals listed on Section 8.01(d) of the OTF II Disclosure Schedule and Section 8.01(d) of the OTF Disclosure Schedule, if any, shall have been obtained and shall remain in full force and effect.
(e)No Litigation. There shall be no Proceeding by any Governmental Entity of competent jurisdiction pending that challenges the Mergers or any of the other Transactions or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other Transactions.
(f)Net Asset Value Determinations. The determination of both the Closing OTF II Net Asset Value and the Closing OTF Net Asset Value shall have been completed in accordance with Section 2.06.
Section 8.02     Conditions to Obligations of OTF and Merger Sub to Effect the Merger.
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The obligations of OTF and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by OTF, at or prior to the Effective Time, of the following conditions:
(a)Representations and Warranties of OTF II. (i) The representations and warranties of OTF II set forth in Section 3.02(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of OTF II set forth in Section 3.08(iii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of OTF II set forth in Section 3.03(a), Section 3.03(b)(i), Section 3.07, Section 3.20 and Section 3.21 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of OTF II set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.02(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of OTF II are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of OTF II to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to OTF II. OTF shall have received a certificate signed on behalf of OTF II by the Chief Executive Officer or the Chief Financial Officer of OTF II to the effect that the conditions set forth in this Section 8.02 have been satisfied.
(b)Performance of Obligations of OTF II. OTF II shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. OTF shall have received a certificate signed on behalf of OTF II by the Chief Executive Officer or the Chief Financial Officer of OTF II to such effect.
(c)Representations and Warranties of OTF II Adviser. The representations and warranties of OTF II Adviser set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.02(d) shall be deemed to have been satisfied even if any such representations and warranties of OTF II Adviser are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of OTF II Adviser to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to OTF II. OTF shall have received a certificate signed on behalf of OTF II Adviser by an authorized officer of OTF II Adviser to the effect that the conditions set forth in this Section 8.02(d) have been satisfied.
(d)Absence of OTF II Material Adverse Effect. Since the date of this Agreement there shall not have occurred any Effect that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of OTF II.
(e)U.S. Federal Tax Opinion. OTF shall have received the opinion of its counsel, Eversheds Sutherland (US) LLP, in form and substance as set forth in Exhibit C, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, each of the Mergers will be treated as a reorganization within the
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meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of OTF II and OTF, in form and substance as set forth in Exhibits A and B. If counsel for OTF will not render such an opinion, another counsel reasonably acceptable to OTF may render such opinion to OTF in form and substance reasonably satisfactory to OTF.
(f).Form W-9. OTF shall have received from OTF II a complete, correct, and executed Internal Revenue Service Form W-9.
Section 8.03     Conditions to Obligations of OTF II to Effect the Merger.
The obligation of OTF II to effect the Merger is also subject to the satisfaction or waiver by OTF II, at or prior to the Effective Time, of the following conditions:
(a)(a) Representations and Warranties of OTF. (i) The representations and warranties of OTF set forth in Section 4.02 shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of OTF and Merger Sub set forth in Section 4.098 shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of OTF and Merger Sub set forth in Section 4.03(a), Section 4.03(b), Section 4.087 and Section 4.210 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of OTF and Merger Sub set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.03(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of OTF and Merger Sub are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of OTF and Merger Sub to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to OTF. OTF II shall have received a certificate signed on behalf of OTF by the Chief Executive Officer or the Chief Financial Officer of OTF and Merger Sub to the effect that the conditions set forth in this Section 8.03 have been satisfied.
(b)Performance of Obligations of OTF and Merger Sub. Each of OTF and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. OTF II shall have received a certificate signed on behalf of OTF and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of OTF to such effect.
(c)Representations and Warranties of OTF Adviser. The representations and warranties of OTF Adviser set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.03(d) shall be deemed to have been satisfied even if any such representations and warranties of OTF Adviser are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of OTF Adviser to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to OTF. OTF II shall have received a certificate signed on behalf of OTF Adviser by an authorized officer of OTF Adviser to the
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effect that the conditions set forth in this Section 8.03(d) have been satisfied.
(d)Absence of OTF Material Adverse Effect. Since the date of this Agreement there shall not have occurred any Effect that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of OTF.
(e)U.S. Federal Tax Opinion. OTF II shall have received the opinion of its counsel, Eversheds Sutherland (US) LLP , in form and substance as set forth in Exhibit D, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of OTF II and OTF, in form and substance as set forth in Exhibits A and B. If counsel for OTF II will not render such an opinion, another counsel reasonably acceptable to OTF II may render such opinion in form and substance reasonably satisfactory to OTF II.
(f)Form W-9. OTF II shall have received from OTF a complete, correct, and executed Internal Revenue Service Form W-9.
Section 8.04     Frustration of Closing Conditions.
None of OTF, Merger Sub or OTF II may rely on the failure of any condition set forth in this Article VIII to be satisfied to excuse performance by such party of its obligations under this Agreement if such failure was caused by such party’s failure to act in good faith or to use its commercially reasonable efforts to consummate the Mergers and the other Transactions.
Article IX.
TERMINATION AND AMENDMENT
Section 9.01     Termination.
This Agreement may be terminated at any time prior to the Effective Time, whether before or after the OTF II Requisite Vote has been obtained or the OTF Requisite Vote has been obtained:
(a)by mutual consent of OTF II and OTF in a written instrument authorized by each of the OTF II Board (upon the recommendation of the OTF II Special Committee), and the OTF Board (upon the recommendation of the OTF Special Committee);
(b)by either OTF II (upon the recommendation of the OTF II Special Committee) or OTF (upon the recommendation of the OTF Special Committee), if:
(i)any Governmental Entity that must grant a Regulatory Approval has denied approval of the Transactions (including the Merger) and such denial has become final and nonappealable, or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order, or promulgated any other Law, permanently enjoining or otherwise prohibiting or making illegal the consummation of the Transactions;
(ii)the Mergers shall not have been consummated on or before November 12, 2025 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 9.01(b)(ii) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date;
(iii)the stockholders of OTF shall have failed to approve the OTF Matters by the OTF Requisite Vote at a duly held meeting of OTF’s stockholders or at any adjournment or postponement thereof at which the OTF Matters have been voted upon; or
(iv)the stockholders of OTF II shall have failed to approve the OTF II Matters by the OTF II Requisite Vote at a duly held meeting of OTF II’s stockholders or at any adjournment or postponement thereof at which the OTF II Matters have been voted upon.
provided, however, that the right to terminate this Agreement pursuant to this Section 9.01(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the Transactions;
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(c)by OTF II (acting upon the recommendation of the OTF II Special Committee), if:
(i)there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of OTF or Merger Sub, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.03(a), Section 8.03(b) or Section 8.03(c), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by OTF II to OTF (provided that OTF II is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.01 or Section 8.02(a) not to be satisfied);
(ii)at any time prior to obtaining the OTF Requisite Vote (A) an OTF Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) OTF shall have failed to include in the Joint Proxy Statement/Prospectus the OTF Board Recommendation, (C) a Takeover Proposal is publicly announced and OTF fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the OTF Board Recommendation, or (D) a tender or exchange offer relating to any shares of OTF Common Stock shall have been commenced by a third party and OTF shall not have sent to its stockholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the OTF Board recommends rejection of such tender or exchange offer;
(iii)OTF breaches, in any material respect, its obligations under Section 7.05 or Section 7.07;
(iv)at any time prior to obtaining the OTF II Requisite Vote, (A) OTF II is not in material breach of any of the terms of this Agreement and (B) the OTF II Board, upon the recommendation of the OTF II Special Committee, authorizes OTF II, subject to complying with the terms of this Agreement (including Section 7.06(b)), to enter into, and OTF II enters into, a definitive Contract with respect to an OTF II Superior Proposal; or
(v)there is a Material Adverse Effect with respect to OTF.
(d)by OTF (acting upon the recommendation of the OTF Special Committee), if:
(i)there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of OTF II, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.02(a), Section 8.02(b) or Section 8.02(c), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by OTF to OTF II (provided that OTF is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.01, Section 8.03(a), Section 8.03(b) or Section 8.03(c) not to be satisfied);
(ii)at any time prior to obtaining the OTF II Requisite Vote (A) an OTF II Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) OTF II shall have failed to include in the Joint Proxy Statement/Prospectus the OTF II Board Recommendation, (C) a Takeover Proposal is publicly announced and OTF II fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the OTF II Board Recommendation or (D) a tender or exchange offer relating to any shares of OTF II Common Stock shall have been commenced by a third party and OTF II shall not have sent to its stockholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the OTF II Board recommends rejection of such tender or exchange offer;
(iii)OTF II breaches, in any material respect, its obligations under Section 7.05 or Section 7.06;
(iv)at any time prior to obtaining the OTF Requisite Vote, (A) OTF is not in material breach of any of the terms of this Agreement and (B) the OTF Board (upon the recommendation of the OTF Special Committee), authorizes OTF, subject to complying with the terms of this Agreement (including Section 7.07(b)), to enter into, and OTF enters into, a definitive Contract with respect to an OTF Superior Proposal; or
(v)there is a Material Adverse Effect with respect to OTF II.
The party desiring to terminate this Agreement pursuant to Section 9.01shall give written notice of such termination to the other party in accordance with Section 11.02, specifying the provision or provisions hereof pursuant to which such termination is effected.
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Section 9.02     Effect of Termination.
In the event of termination of this Agreement by either OTF II or OTF as provided in Section 9.01, this Agreement shall forthwith become void and have no effect, and none of OTF, Merger Sub, OTF II, any of their respective Affiliates or Consolidated Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Transactions, except that Section 7.08(b), Article IX and Article XI (including, in each case, any applicable definitions) shall survive any termination of this Agreement; provided, however, that nothing herein shall relieve any party from any liabilities for damages incurred or suffered by another party arising out of the willful or intentional breach by such party of any provision of this Agreement or a failure or refusal by such party to consummate this Agreement and the Transactions when such party was obligated to do so in accordance with the terms hereof.
Section 9.03     Fees and Expenses.
Except with respect to (i) costs and expenses of printing and mailing, to the extent applicable, the Joint Proxy Statement/Prospectus and all other fees paid to the SEC or any state securities regulator in connection with the Mergers, (ii) all filing and other fees in connection with any filing under the HSR Act and (iii) fees and expenses for legal services to OTF II, OTF and Merger Sub in connection with this Agreement and the Transactions, which, in each case, shall be borne equally by OTF and OTF II, all fees and expenses incurred in connection with the Mergers, this Agreement and the Transactions shall be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated provided that, for the avoidance of doubt, all fees and expenses of Merger Sub shall be paid by OTF. Solely in the event the Mergers are consummated, OTF Adviser shall reimburse each of OTF and OTF II for 50% of all fees and expenses incurred and payable by OTF II or on its behalf, on the one hand, or OTF or on its behalf, on the other hand, in connection with or related to the Mergers, this Agreement and the Transactions (including all documented fees and expenses of counsel, accountants, experts and consultants to OTF II or the OTF II Special Committee, on the one hand, or OTF or the OTF Special Committee, on the other hand) with the amount reimbursed by OTF Adviser to be allocated among OTF and OTF II in a mutually agreeable manner; provided, however, that the aggregated amount of such fees and expenses reimbursed by OTF Adviser shall not exceed $4,750,000.
Section 9.04     Amendment.
This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors, at any time before or after the OTF II Requisite Vote or the OTF Requisite Vote has been obtained; provided, however, that after the OTF II Requisite Vote or the OTF Requisite Vote has been obtained, there may not be, without further approval of such stockholders, any amendment of this Agreement that requires such further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties (acting upon the recommendation of the OTF II Special Committee, in the case of OTF II, or the OTF Special Committee, in the case of OTF).
Section 9.05     Extension; Waiver.
At any time prior to the Effective Time, each party, by action taken or authorized by the OTF II Board, upon the recommendation of the OTF II Special Committee, or the OTF Board, upon the recommendation of the OTF Special Committee, as applicable, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.
Article X.
CERTAIN DEFINITIONS
“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person). The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of
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voting securities, by contract or otherwise, and the terms “controlled” has a meaning correlative thereto.
“Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York.
“Consolidated Subsidiary”, when used with respect to any Person, means any corporation, partnership, limited liability company or other Person, whether incorporated or unincorporated, that is consolidated with such Person for financial reporting purposes under GAAP.
“Contract” means any agreement, contract, lease, mortgage, evidence of indebtedness, indenture, license or instrument, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its Consolidated Subsidiaries is a party or by which any of them may be bound.
“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval System.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.
“Exchange Ratio” shall be shall be the quotient (rounded to the fourth nearest decimal) of the OTF II Per Share NAV and the OTF Per Share NAV.
“Governmental Entity” means any federal, state, local, or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal, or judicial body, or any political subdivision, department or branch of any of the foregoing.
“Indebtedness” shall mean (a) any indebtedness or other obligation for borrowed money, (b) any indebtedness evidenced by a note, bond, debenture or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (g) guarantees in respect of clauses (a) through (f), in each case excluding obligations to fund commitments to portfolio companies entered into in the ordinary course of business.
“Independent Director” means, with respect to OTF or OTF II, each director who is not an “interested person,” as defined in the Investment Company Act, of OTF or OTF II, as the case may be.
“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date hereof that is material to, as applicable, OTF and its Consolidated Subsidiaries, taken as a whole, or OTF II and its Consolidated Subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, any member of the party’s board of directors, as of or prior to the date hereof and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, this Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) changes in general economic, social or political conditions or the financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God or pandemics (including the impact on economies generally and the results of any actions taken by Governmental Entities in response thereto); and (c) general changes or developments in the industries in which the applicable party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries; provided, however, that the exceptions in clause (c) shall not apply to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses.
“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.
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“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.
“Knowledge” means (i) for OTF II, the actual knowledge of the persons set forth in Section 9 of the OTF II Disclosure Schedule, (ii) for OTF, the actual knowledge of the persons set forth in Section 9 of the OTF Disclosure Schedule, (iii) for OTF Adviser the actual knowledge of the persons set forth in Section 9 of the OTF Adviser Disclosure Schedule, and (iv) for OTF II Adviser, the actual knowledge of the persons set forth in Section 9 of the OTF II Adviser Disclosure Schedule.
“Law” means any federal, state, local or foreign law (including the common law), statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or any Permit or similar right granted by any Governmental Entity.
“Liens” means all security interests, liens, claims, pledges, easements, mortgages, rights of first offer or refusal or other encumbrances.
“Material Adverse Effect” means, with respect to OTF, OTF II, OTF Adviser or OTF II Adviser, as the case may be, any event, development, change, effect or occurrence (each, an “Effect”) that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its Consolidated Subsidiaries, taken as a whole, other than (A) any Effect resulting from or attributable to (1) changes in general economic, social or political conditions or the financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God or pandemics (including the impact on economies generally and the results of any actions taken by Governmental Entities in response thereto), (2) general changes or developments in the industries in which such party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries, except, in the case of the foregoing clauses (1) and (2), to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses or (3) the announcement of this Agreement or the Transactions or the identities of the parties to this Agreement or (B) any failure, in and of itself, to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period, as the case may be, or (ii) the ability of such party to timely perform its material obligations under this Agreement or consummate the Mergers and the other Transactions.
“Order” means any writ, injunction, judgment, order or decree entered, issued, made or rendered by any Governmental Entity.
“OTF Advisory Agreement” means the investment advisory agreement between OTF and OTF Adviser in effect as of the date of this Agreement.
“OTF Matters” means (i) the proposed Second Articles of Amendment and Restatement of OTF, and (ii) any other matters required to be approved or adopted by the stockholders of OTF in order to effect the Transactions.
“OTF Per Share NAV” means the quotient of (i) the Closing OTF Net Asset Value and (ii) the number of shares of OTF Common Stock issued and outstanding as of the Determination Date.
“OTF Requisite Vote” means, at a duly held meeting at which quorum is present, (i) with respect to the Second Articles of Amendment and Restatement of OTF, the approval of at a majority of the votes entitled to be cast by the holders of outstanding OTF Common Stock at the OTF Stockholders Meeting, and (ii) with respect to any other OTF Matters, the requisite number of stockholder votes required to approve such matters.
“OTF Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, OTF or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of OTF or more than 75% of the assets of OTF on a consolidated basis (a) on terms which the OTF Board (upon the recommendation of the OTF Special Committee) determines in good faith to be superior for the stockholders of OTF (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by OTF II in accordance with Section 7.07), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including
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any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by OTF Board (upon the recommendation of the OTF Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
“OTF II Administration Agreement” means the administration agreement between OTF II and OTF II Adviser in effect as of the date of this Agreement.
“OTF II Advisory Agreement” means the investment advisory agreement between OTF II and OTF II Adviser in effect as of the date of this Agreement.
“OTF II Matters” means (i) the Merger pursuant to this Agreement and (ii) any other matters required to be approved or adopted by the stockholders of OTF II in order to effect the Transactions.
“OTF II Per Share NAV” means the quotient of (i) the Closing OTF II Net Asset Value and (ii) the number of shares of OTF II Common Stock issued and outstanding as of the Determination Date.
“OTF II Subscription Agreements” means the subscription agreements entered into prior to the date of this Agreement by and between OTF II and investors providing for the private placement of OTF II’s common stock pursuant to capital commitments from investors, true and complete copies of which have been delivered or made available to OTF.
“OTF II Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, OTF II or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of OTF II or more than 75% of the assets of OTF II on a consolidated basis (a) on terms which the OTF II Board (upon the recommendation of the OTF II Special Committee), determines in good faith to be superior for the stockholders of OTF II (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by OTF in accordance with Section 7.06), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the OTF II Board (upon the recommendation of the OTF II Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
“OTF II License Agreement” means the trademark license agreement between OTF II and Blue Owl Capital Holdings LLC in effect as of the date of this Agreement.
“Permit” means any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Entity.
“Permitted Indebtedness” means Indebtedness of OTF or OTF II, as applicable, and is respective Consolidated Subsidiaries (i) outstanding as of the date of this Agreement or (ii) Indebtedness incurred after the date of this Agreement to the extent permitted by the Investment Company Act that is substantially consistent with the past practices of OTF or OTF II, as applicable.
“Person” means an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a trust, a joint venture, a Governmental Entity or other legal entity or organization.
“Previously Disclosed” means information (i) with respect to OTF II, (A) set forth by OTF II in Section 10 of the OTF II Disclosure Schedule or (B) previously disclosed since the Applicable Date in any OTF II SEC Report, and (ii) with respect to OTF, (A) set forth by OTF in Section 10 of the OTF Disclosure Schedule or (B) previously disclosed since the Applicable Date in any OTF SEC Report; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any OTF II SEC Report or OTF SEC Report, as the case may be (in each case, other than any specific factual information contained therein), shall not be deemed to be “Previously Disclosed.”
“Proceeding” means an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.
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“Regulatory Approvals” means all applications and notices with, and receipt of consents, authorizations, approvals, exemptions or nonobjections from any Governmental Entity.
“SEC” means the U.S. Securities and Exchange Commission.
“Second Articles of Amendment and Restatement” means OTF’s second articles of amendment and restatement in substantially the form attached here as Exhibit E.
“Securities Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.
“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than OTF or OTF II or any of their respective Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving OTF II or OTF, as applicable, or any of such party’s respective Consolidated Subsidiaries, as applicable, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of OTF II or OTF, as applicable, and such party’s respective Consolidated Subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, OTF II or in any of OTF II’s Consolidated Subsidiaries or, OTF or in any of OTF’s Consolidated Subsidiaries, as applicable, in each case other than the Merger and the other Transactions.
“Tax” means all U.S. federal, state, local, and non-U.S. income, excise, gross receipts, gross income, profits, gains, property, capital, sales, transfer, use, production, ad valorem, registration, license, lease, service, payroll, employment, unemployment, estimated, environmental, stamp, alternative or add-on minimum, occupation, premium, severance, withholding, duties, franchise, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon.
“Tax Dividend” means a dividend or dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 561 of the Code, and shall have the effect of distributing to OTF II’s stockholders (i) all of its previously undistributed “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.
“Tax Return” means a report, declaration, return, document, list, claim for refund, information return, statement, form or other document (including any schedules, attachments or amendments thereto) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, consolidated, combined or unitary returns for any group of entities.
“Transactions” means the transactions contemplated by this Agreement, including the Mergers.
“Treasury Regulations” means all final and temporary U.S. federal income tax regulations, as amended from time to time, issued under the Code by the United States Treasury Department.
Article XI.
GENERAL PROVISIONS
Section 11.01     Nonsurvival of Representations, Warranties and Agreements.
None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for and subject to Section 7.04 and Section 9.02 and for those other covenants and agreements contained in this Agreement that by their express terms apply or are to be performed in whole or in part after the Effective Time.
Section 11.02     Notices.
Annex A-54

All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email (provided that the transmission is followed up within one (1) Business Day by dispatch pursuant to one of the other methods described herein), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
If to OTF II to:
Blue Owl Technology Finance Corp. II
399 Park Avenue
New York, New York 10022
Attention: Jonathan Lamm, Chief Operating Officer and Chief Financial Officer; Neena Reddy, General Counsel
Email: jonathan.lamm@blueowl.com; legal@blueowl.com
with a copy, which will not constitute notice, to:
Stradley Ronon Stevens & Young, LLP
2000 K Street, N.W., Suite 700
Washington, DC 20006
Attention: Eric Purple
Email: epurple@stradley.com
If to OTF or Merger Sub, to:
Blue Owl Technology Finance Corp.
399 Park Avenue
New York, New York 10022
Attention: Jonathan Lamm, Chief Operating Officer and Chief Financial Officer; Neena Reddy, General Counsel
Email: jonathan.lamm@blueowl.com; legal@blueowl.com
with a copy, which will not constitute notice, to:
Eversheds Sutherland (US) LLP
700 Sixth Street, N.W.
Washington, DC 20001
Attention: Cynthia Krus
Email: Cynthia.krus@eversheds-sutherland.com
If to OTF II Adviser, to:
Blue Owl Technology Credit Advisors II LLC
399 Park Avenue
New York, New York 10022
Attention: Neena Reddy, General Counsel
Email: legal@blueowl.com
with a copy, which will not constitute notice, to:
Kirkland & Ellis LLP
2049 Century Park East, Suite 3700
Los Angeles, CA 90067
Attention: Monica Shilling, P.C.; Dov Kogen
Email: monica.shilling@kirkland.com; dov.kogen@kirkland.com
Annex A-55

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attn: Nicole Runyan, P.C.
Email: nicole.runyan@kirkland.com
If to OTF Adviser, to:
Blue Owl Technology Credit Advisors LLC
399 Park Avenue
New York, New York 10022
Attention: Neena Reddy, General Counsel
Email: legal@blueowl.com
with a copy, which will not constitute notice, to:
Kirkland & Ellis LLP
2049 Century Park East, Suite 3700
Los Angeles, CA 90067
Attention: Monica Shilling, P.C.; Dov Kogen
Email: monica.shilling@kirkland.com; dov.kogen@kirkland.com
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attn: Nicole Runyan, P.C.
Email: nicole.runyan@kirkland.com
Each such notice or other communication shall be effective upon receipt (or refusal of receipt).
Section 11.03     Interpretation; Construction.
When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The terms “cash,” “dollars” and “$” mean United States dollars. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted. The parties have jointly participated in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
Section 11.04     Counterparts.
This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties (including by facsimile or other electronic means), it being understood that each party need not sign the same counterpart.
Section 11.05     Entire Agreement.
Annex A-56

This Agreement (including the documents and the instruments referred to in this Agreement) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.
Section 11.06     Governing Law; Jurisdiction; Waiver of Jury Trial.
This Agreement shall be governed and construed in accordance with the Laws of the State of Maryland applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the Investment Company Act shall control. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions shall be brought in the Circuit Court for Baltimore City, Maryland, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Maryland, and the appellate courts to which orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). In any such judicial proceeding, in the Circuit Court for Baltimore City, Maryland, each of the parties further consents to the assignment of such proceeding to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.06.
Section 11.07     Assignment; Third Party Beneficiaries.
Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.04, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.
Section 11.08     Specific Performance.
The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Maryland, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party hereto has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.
Section 11.09     Disclosure Schedule.
Before entry into this Agreement, OTF, OTF II, and the Advisers each delivered to the other party a schedule (the “OTF Disclosure Schedule”, the “OTF II Disclosure Schedule”, the “OTF Adviser Disclosure Schedule”, and the
Annex A-57

“OTF II Adviser Disclosure Schedule” respectively, each, a “Disclosure Schedule”) that sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article III, Article IV or Article V, as applicable, or to one or more covenants contained herein; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would be reasonably likely to have a Material Adverse Effect. Each Disclosure Schedule shall be numbered to correspond with the sections and subsections contained in this Agreement. The disclosure in any section or subsection of each Disclosure Schedule, shall qualify only (i) the corresponding section or subsection, as the case may be, of this Agreement, (ii) other sections or subsections of this Agreement to the extent specifically cross-referenced in such section or subsection thereof, and (iii) other sections or subsections of this Agreement to the extent it is reasonably apparent from a reading of the disclosure that such disclosure is applicable to such other sections or subsections.
[Signature Page Follows]
Annex A-58

IN WITNESS WHEREOF, OTF II, OTF, Merger Sub, OTF Adviser and OTF II Adviser have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

OTF II

Blue Owl Technology Finance Corp. II

By:	/s/ Jonathan Lamm
Name:	Jonathan Lamm
Title:	Chief Operating Officer and Chief Financial Officer

OTF

Blue Owl Technology Finance Corp.

By:	/s/ Jonathan Lamm
Name:	Jonathan Lamm
Title:	Chief Operating Officer and Chief Financial Officer

Merger Sub

Oriole Merger Sub Inc.

By:	/s/ Jonathan Lamm
Name:	Jonathan Lamm
Title:	Treasurer

OTF Adviser

Blue Owl Technology Credit Advisors LLC
(solely for the limited purposes set forth herein)

By:	/s/ Neena Reddy
Name:	Neena Reddy
Title:	General Counsel and Chief Legal Officer

OTF II Adviser

Blue Owl Technology Credit Advisors II LLC
(solely for the limited purposes set forth herein)

By:	/s/ Neena Reddy
Name:	Neena Reddy
Title:	General Counsel and Chief Legal Officer
Annex A-59

RBC Capital Markets, LLC 200 Vesey Street New York, NY 10281
ANNEX B: OPINION OF RBC CAPITAL MARKETS, LLC, A FINANCIAL ADVISOR TO THE OTF SPECIAL COMMITTEE
November 12, 2024
The Special Committee of The Board of Directors of Blue Owl Technology Finance Corp.
c/o Blue Owl Technology Finance Corp.
399 Park Ave., 38th Floor
New York, NY 10022
The Special Committee of The Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to Blue Owl Technology Finance Corp., a Maryland corporation (“OTF”), of the Estimated Closing Exchange Ratio (defined below) provided for pursuant to the terms and subject to the conditions set forth in an Agreement and Plan of Merger (the “Merger Agreement”) proposed to be entered into among OTF, Oriole Merger Sub Inc., a Maryland corporation and wholly owned direct subsidiary of OTF (“Merger Sub”), Blue Owl Technology Finance Corp. II, a Maryland corporation (“OTF II”) and Blue Owl Technology Credit Advisors LLC, a Delaware limited liability company, and Blue Owl Technology Credit Advisors II LLC, a Delaware limited liability company. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into OTF II, with OTF II as the surviving company (the “First Merger”), followed, upon the effectiveness of the First Merger (the “Effective Time”), immediately by the merger of OTF II with and into OTF, with OTF as the surviving company (the “Second Merger”, and together with the First Merger, the “Mergers”), pursuant to which each share of the common stock, par value $0.01 per share, of OTF II (“OTF II Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held by OTF or any of its consolidated subsidiaries), will be converted into the right to receive a number of shares of the common stock, par value $0.01 per share, of OTF (“OTF Common Stock”) equal to the “Exchange Ratio.” The Exchange Ratio will be equal to the quotient (rounded to four decimal places) of (i) the quotient of the net asset value of OTF II as determined no more than 48 hours prior to the Effective Time (the “Determination Date”), adjusted as described in the Merger Agreement, divided by the number of shares of OTF II Common Stock issued and outstanding as of the Determination Date (such quotient, the “OTF II Per Share NAV”) divided by (ii) the quotient of the net asset value of OTF as of the Determination Date, adjusted as described in the Merger Agreement, divided by the number of shares of OTF Common Stock issued and outstanding as of the Determination Date (such quotient, the “OTF Per Share NAV”).
In connection with our fairness determination, you and senior management of each of OTF and OTF II (such management consisting of the same team members, the “Management”) directed us to base our analyses and our opinion on (i) estimated financial information, projected as of March 31, 2025, regarding the net asset values of each of OTF (which estimated value is approximately $3,635,800,044, pro forma for transaction expenses and expense reimbursements) and OTF II (which estimated value is approximately $4,278,804,327, pro forma for certain adjustments, including (a) a tax-related distribution prior to the Determination Date, transaction expenses and expense reimbursements as well as (b) capital calls) and (ii) the estimated number

The Special Committee of The Board of Directors
Blue Owl Technology Finance Corp.
November 12, 2024
of issued and outstanding shares, as of March 31, 2025, of OTF Common Stock (which estimated number is 212,749,690) and OTF II Common Stock (which estimated number is 273,908,401, pro forma for the issuance of additional shares of OTF II Common Stock in connection with such capital calls referred to above). If these were the net asset values and shares issued and outstanding as of the Determination Date (which would result in an OTF Per Share NAV of $17.09 and an OTF II Per Share NAV of $15.62), each share of OTF II Common Stock entitled to be converted into the right to receive shares of OTF Common Stock, would be converted into 0.9141x shares of OTF Common Stock (the “Estimated Closing Exchange Ratio”). For the avoidance of doubt, we express no opinion as to the Exchange Ratio. The terms and conditions of the Mergers are set forth more fully in the Merger Agreement.
RBC Capital Markets, LLC (“RBCCM”), as part of our investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, corporate restructurings, underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. In the ordinary course of business, RBCCM and/or certain of our affiliates may act as a market maker and broker in the publicly traded securities of Blue Owl Capital Inc. (“Blue Owl”) and/or other entities involved in the Mergers or their respective affiliates and receive customary compensation in connection therewith, and may also actively trade securities of Blue Owl and/or other entities involved in the Mergers or their respective affiliates for our or our affiliates’ own account or for the account of customers and, accordingly, RBCCM and our affiliates may hold a long or short position in such securities. We are acting as financial advisor to the Special Committee of the Board of Directors of OTF (the “Special Committee”) in connection with the Mergers and we will receive a fee for our services, of which a portion became payable on or prior to the delivery of this opinion and the principal portion is contingent upon consummation of the Mergers. In addition, OTF has agreed to indemnify us for certain liabilities that may arise out of our engagement and to reimburse us for expenses incurred in connection with our services. As you are aware, RBCCM and certain of our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and financial advisory services to Blue Owl, OTF, OTF II and certain of their respective affiliates unrelated to the Mergers, for which services RBCCM and our affiliates have received and expect to receive customary compensation, including, since November 1, 2021, (i) having acted as a lender under a credit facility with each of Blue Owl and OTF II; (ii) with respect to OTF II, having (a) provided lending and loan syndication services including services in connection with the credit facility referred to above, and (b) acted as co-manager for one senior notes offering, and (iii) with respect to affiliates of OTF and OTF II (including Blue Owl), having provided (a) lending and loan syndication services including services in connection with the credit facility referred to above, (b) cash management and deposit services, (c) equity issuance and equity related sales and trading services, including having acted as advisor for a direct listing, and (d) debt issuance and debt related sales and trading services, including having acted as joint bookrunner or co-manager for 12 senior notes offerings and other financial advisory services. We are currently engaged to act as lead bookrunner for an affiliate of Blue Owl in connection with a senior notes offering unrelated to the Mergers.
Annex B-2

The Special Committee of The Board of Directors
Blue Owl Technology Finance Corp.
November 12, 2024
For purposes of rendering our opinion, we have undertaken such review, inquiries and analyses as we deemed necessary or appropriate under the circumstances, including the following:
(i)we reviewed the financial terms of a draft labeled “Execution Version” of the Merger Agreement;
(ii)we reviewed certain publicly available financial and other information, and certain historical operating data, relating to OTF made available to us from published sources and internal records of OTF;
(iii)we reviewed certain publicly available financial and other information, and certain historical operating data, relating to OTF II made available to us from published sources and internal records of OTF II;
(iv)we reviewed financial projections and other estimates and data relating to OTF and OTF II prepared by the Management, which projections and other estimates and data we were directed to utilize by each of you and the Management for purposes of our analyses and opinion;
(v)we conducted discussions with members of the Management relating to the respective businesses, prospects and financial outlook of OTF and OTF II as well as the potential cost savings, revenue enhancements and other benefits anticipated by the Management to be realized from the Mergers (collectively, the “Synergies”);
(vi)we compared certain financial metrics of OTF and OTF II with those of selected publicly traded companies in lines of businesses that we considered generally relevant in evaluating OTF and OTF II;
(vii)we reviewed the potential pro forma financial impact of the Mergers on OTF after taking into account potential Synergies; and
(viii)we considered other information and performed other studies and analyses as we deemed appropriate.
In rendering our opinion, we have assumed and relied upon the accuracy and completeness of all information that was reviewed by us, including all financial, legal, tax, accounting, operating and other information provided to, or discussed with, us by, or on behalf of, OTF or OTF II (including, without limitation, financial statements and related notes), and upon the assurances of the Management and other representatives of OTF and OTF II that they are not aware of any relevant information that has been omitted or that remains undisclosed to us. We have not assumed responsibility for independently verifying and have not independently verified such information. We also have assumed that the financial projections and other estimates and data that we were directed to utilize in our analyses, including potential Synergies and the estimated financial information and related adjustments as of March 31, 2025, were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the Management as to the future financial performance of, and are a reasonable
Annex B-3

The Special Committee of The Board of Directors
Blue Owl Technology Finance Corp.
November 12, 2024
basis upon which to evaluate, OTF, OTF II, the potential Synergies and potential pro forma effects of the Mergers and the other matters covered thereby, and we further have assumed that the financial results reflected therein, including the Synergies, will be realized in the amounts and at the times projected. We express no opinion as to any such financial projections and other estimates and data or the assumptions upon which they are based. We have assumed that there will be no developments with respect to any of the foregoing that would have an adverse effect on OTF, OTF II or the Mergers (or the contemplated benefits thereof) or that otherwise would be meaningful in any respect to our analyses or opinion.
In connection with our opinion, we have not assumed any responsibility to perform, and we have not performed, an independent valuation or appraisal of any of the assets or liabilities (contingent, off-balance sheet, accrued, derivative or otherwise) of or relating to OTF, OTF II or any other entity and we have not been furnished with any such valuations or appraisals. We have not assumed any obligation to conduct, and we have not conducted, any physical inspection of the property or facilities of OTF, OTF II or any other entity. We have not investigated, and make no assumption regarding, any litigation or other claims affecting OTF, OTF II or any other entity. We have not evaluated the solvency or fair value of OTF, OTF II or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed that the Mergers will be consummated in accordance with the terms of the Merger Agreement and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers and agreements for the Mergers, no delay, limitation, restriction or condition will be imposed or occur, including any divestiture or other requirements, that would have an adverse effect on OTF, OTF II or the Mergers (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to our analyses or opinion. We also have assumed that the Mergers will qualify for the intended tax treatment contemplated by the Merger Agreement. In addition, we have assumed that the final executed Merger Agreement will not differ, in any respect meaningful to our analyses or opinion, from the draft that we reviewed.
Our opinion speaks only as of the date hereof, is based on conditions as they exist and information supplied or reviewed as of the date hereof, and is without regard to any market, economic, financial, legal, or other circumstances or event of any kind or nature which may exist or occur after such date. We have not undertaken any obligation to update, revise or reaffirm this opinion for events occurring after the date hereof. Our opinion, as set forth herein, relates to the relative values of OTF and OTF II. We are not expressing any opinion as to the actual value of OTF Common Stock when issued or distributed in the Mergers or the price or range of prices at which OTF Common Stock, or any other securities of OTF may trade or otherwise be transferable at any time, including following announcement or consummation of the Mergers.
The advice (written or oral) of RBCCM and our opinion expressed herein is provided for the benefit, information and assistance of the Special Committee (in its capacity as such) in connection with its evaluation of the Mergers. We express no opinion and make no recommendation to any stockholder as to how such stockholder should vote or act with respect to the Mergers or any proposal to be voted upon in connection with the Mergers or otherwise.
Annex B-4

The Special Committee of The Board of Directors
Blue Owl Technology Finance Corp.
November 12, 2024
Our opinion addresses the fairness, from a financial point of view and as of the date hereof, of the Estimated Closing Exchange Ratio (to the extent expressly specified herein), without regard to individual circumstances of specific holders that may distinguish such holders or the securities of OTF held by such holders. Our opinion does not in any way address any other terms, conditions, implications or other aspects of the Mergers or the Merger Agreement, including, without limitation, the form or structure of either of the Mergers, or any other agreement, arrangement or understanding to be entered into in connection with or contemplated by the Mergers or otherwise. Our opinion also does not address the underlying business decision of OTF to engage in the Mergers or the relative merits of the Mergers compared to any alternative business strategy or transaction that may be available to OTF or in which OTF might engage. We do not express any opinion or view with respect to, and we have relied upon the assessments of OTF and its representatives regarding, legal, regulatory, tax, accounting and similar matters, as to which we understand that OTF has obtained such advice as it deemed necessary from qualified professionals. Further, in rendering our opinion, we do not express any view on, and our opinion does not address, the fairness of the amount or nature of the compensation (if any) or other consideration to any officers, directors or employees of any party, or class of such persons, relative to the Estimated Closing Exchange Ratio or otherwise. In connection with our engagement, we were not requested to, and we did not, undertake a third-party solicitation process on OTF’s behalf with respect to the acquisition of all or a part of OTF.
The issuance of our opinion has been approved by RBCCM’s Fairness Opinion Committee.
Based on our experience as investment bankers and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the Estimated Closing Exchange Ratio provided for in the Mergers is fair, from a financial point of view, to OTF.

Very truly yours,

/s/ RBC CAPITAL MARKETS, LLC
RBC CAPITAL MARKETS, LLC
Annex B-5

ANNEX C: OPINION OF TRUIST SECURITIES, INC., A FINANCIAL ADVISOR TO THE OTF SPECIAL COMMITTEE
November 12, 2024
Blue Owl Technology Finance Corp.
399 Park Avenue
New York, NY 10022
Attn: Committee of Independent Directors of the Board of Directors
Members of the Committee of Independent Directors of the Board of Directors:
We understand that Blue Owl Technology Finance Corp. (“OTF”) intends to enter into an Agreement and Plan of Merger (the “Agreement”) among OTF, Oriole Merger Sub Inc., a wholly owned subsidiary of OTF (“Merger Sub”), Blue Owl Technology Finance Corp. II (“OTF II”), and solely for the purposes set forth therein, Blue Owl Technology Credit Advisors LLC (“OTF Adviser”) and Blue Owl Technology Credit Advisors II LLC (“OTF II Adviser” and, together with OTF Adviser, the “Advisers”), pursuant which, among other things, (i) Merger Sub will merge with OTF II (the “Merger”), with OTF II as the surviving company in the Merger (the “Surviving Company”), and (ii) each outstanding share of common stock, par value $0.01 per share (“OTF II Common Stock”), of OTF II will be converted into the right to receive a number of shares of the common stock, par value $0.01 per share (“OTF Common Stock”), of OTF equal to the quotient obtained by dividing the net asset value per share of the OTF II Common Stock by the net asset value per share of OTF Common Stock, each as to be determined in the manner and as of the date provided by the Agreement (the “Exchange Ratio”). We also understand that, pursuant to the Agreement, (i) immediately after the Merger and immediately prior to the Second Merger (as defined below), the investment advisory agreement between OTF II and OTF II Adviser and the administration agreement between OTF II and OTF II Adviser will be terminated (together, the “Terminations”) and (ii) immediately after the Merger and the Terminations, the Surviving Company will merge with OTF (the “Second Merger” and, together with the Merger, the “Mergers” and the Mergers, collectively with the Terminations, the “Transaction”), with OTF as the surviving company in the Second Merger.
You have requested that Truist Securities, Inc. render its opinion (this “Opinion”) to the Committee of Independent Directors (the “Committee”) of the Board of Directors (the “Board”) of OTF with respect to the fairness, from a financial point of view, to OTF of the Exchange Ratio provided for in the Merger pursuant to the Agreement.

Blue Owl Technology Finance Corp. 399 Park Avenue New York, NY 10022 Attn: Committee of Independent Directors of the Board of Directors November 12, 2024 Page 2

In connection with this Opinion, we have conducted such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have reviewed: (i) a draft, received by us on November 12, 2024, of the Agreement; (ii) certain publicly available business and financial information relating to OTF and OTF II; (iii) certain other information relating to the historical, current and future business, financial condition, results of operations and prospects of OTF and OTF II made available to us by the Advisers, including (a) projections with respect to the future financial performance of OTF prepared and provided to us by the management of the Advisers (the “OTF Projections”), (b) projections with respect to the future financial performance of OTF II prepared and provided to us by the management of the Advisers (the “OTF II Projections”), (c) solely for informational purposes, projections with respect to the future financial performance of OTF after giving effect to the Transaction prepared and provided to us by the management of the Advisers (the “Pro Forma Projections”), and (d) projections of the net asset values per share of OTF and OTF II, as well as the Exchange Ratio resulting therefrom, as of the effective time of the Merger, prepared and provided to us by the management of the Advisers (the “NAV Projections”); and (iv) the financial and operating performance of OTF and OTF II as compared to that of companies with publicly traded equity securities that we deemed relevant. We also have had discussions with certain members of the management of the Advisers and with certain of their respective representatives and advisors regarding the business, financial condition, results of operations and prospects of OTF, OTF II and the Transaction and have undertaken such other studies, analyses and investigations as we deemed appropriate.
We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. Our role in reviewing such data, material and other information was limited solely to performing such review as we deemed necessary and appropriate to support this Opinion and such review was not conducted on behalf of the Committee, the Board, OTF, the Advisers, OTF II or any other person. Management of the Advisers has advised us, and we have assumed, that (i) the OTF Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of OTF, (ii) the OTF II Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of OTF II, (iii) the Pro Forma Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of OTF after giving effect to the Transactions, and (iv) the NAV Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the net asset values per share of OTF and OTF II, as well as the Exchange Ratio resulting therefrom, as of the effective time of the Merger. At your direction, we have assumed that the OTF Projections, the OTF II Projections and the NAV Projections provide a reasonable basis on which to evaluate OTF, OTF II and the Transaction, and at your direction, we have used and
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relied upon the OTF Projections, the OTF II Projections and the NAV Projections for purposes of our analyses and this Opinion. We express no view or opinion with respect to the OTF Projections, the OTF II Projections, the Pro Forma Projections, the NAV Projections or the respective assumptions on which they are based.
We have further relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of OTF or OTF II since the dates of the information, financial or otherwise, provided to us, and that there is no information or any facts that would make any of the information discussed with or reviewed by us incomplete or misleading. We have also relied upon and assumed without independent verification that (i) the representations and warranties of all parties to the Agreement and all of the documents and agreements referred to therein are true and correct, (ii) each party to the Agreement and all of the documents and agreements referred to therein will fully and timely perform all of the covenants and agreements required to be performed by such party under the Agreement, and such other documents and agreements, as applicable; (iii) the Transaction will be consummated in accordance with the terms of the Agreement, without waiver, modification or amendment of any term, condition or agreement therein; and (iv) in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on OTF, OTF II or the expected benefits of the Transaction. We have also assumed, with your agreement, that for U.S. federal income tax purposes, the Mergers will qualify as a “reorganization” within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended. We have also assumed that the Agreement, when executed by the parties thereto, will conform to the draft reviewed by us in all respects material to our analyses and this Opinion.
Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) relating to OTF, OTF II or any other party to the Transaction, nor were we provided with any such appraisal or evaluation. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities to which OTF or OTF II is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which OTF or OTF II is or may be a party or is or may be subject. We are not expressing any opinion as to what the value of the OTF Common Stock actually will be when issued in the Merger or the price or range of prices at which OTF Common Stock or OTF II Common Stock may be purchased or sold at any time.
We have not been requested to, and did not (i) advise the Committee, the Board, OTF, the Advisers or any other party with respect to alternatives to the Transaction or (ii) solicit any indications of interest from third parties with respect to any alternatives to the Transaction. This Opinion is necessarily based on financial, economic, monetary, market and other conditions as in
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effect on, and the information made available to us as of, the date hereof. We have no obligation to update, revise, reaffirm or withdraw this Opinion or otherwise comment upon events occurring or information that otherwise comes to our attention after the date hereof.
This Opinion only addresses the fairness, from a financial point of view, to OTF of the Exchange Ratio provided for in the Merger pursuant to the Agreement and does not address any other aspects or implications of the Transaction or any agreement, arrangement or understanding entered into in connection therewith or otherwise. We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Committee, the Board, OTF, OTF II, the Advisers or any other party to proceed with or effect the Transaction; (ii) the form, structure or any other portion or aspect of the Transaction (including, without limitation, other than assuming the consummation thereof, the Terminations or the Second Merger), (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of OTF, OTF II, the Advisers or any other party; (iv) the relative merits of the Transaction as compared to any alternative business strategies that might exist for OTF, OTF II, the Advisers or any other party or the effect of any other transaction in which OTF, OTF II, the Advisers or any other party might engage; (v) whether or not OTF, OTF II, the Advisers or any other party is receiving or paying reasonably equivalent value in the Transaction; (vi) the fairness of any portion or aspect of the Transaction to any one class or group of OTF’s, OTF II’s, the Advisers’ or any other party’s security holders or other constituents vis-à-vis any other class or group of OTF’s, OTF II’s, the Advisers’ or such other party’s security holders or other constituents or the fairness of the allocation of any consideration amongst or within classes or groups of security holders or other constituents; (vii) the solvency, creditworthiness or fair value of OTF, OTF II, the Advisers or any other participant in the Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters; or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation or consideration payable to, or received by, any advisors, managers, officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Exchange Ratio or otherwise. In addition, we are not providing any opinion, counsel or interpretation regarding matters that require legal, regulatory, accounting, insurance, tax, executive compensation, environmental or other similar professional advice. We have assumed that such opinions, counsel or interpretations have been or will be obtained from appropriate professional sources. Furthermore, we have relied, with your consent, on the assessments by the Committee, the Board, OTF, OTF II, the Advisers and their respective advisors as to all legal, regulatory, accounting, insurance, tax, executive compensation, environmental or other matters with respect to OTF, OTF II and the Transaction.
We have acted as financial advisor to the Committee in connection with the Transaction and will receive a fee for our services, a portion of which became payable to us upon the delivery of this Opinion and a significant portion of which is payable upon the consummation of the Merger. In addition, OTF has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain liabilities arising out of our engagement. We and our
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affiliates (including Truist Bank and Truist Financial Corporation), including members of the team of Truist Securities, Inc. professionals advising the Committee in connection with the Transaction (the “Deal Team”), have in the past provided, and currently are providing, investment banking and other financial advice and services to OTF, OTF II, Blue Owl Capital Inc. (“Blue Owl” and, collectively with OTF and OTF II, the “Blue Owl Entities”) and their respective affiliates and other related parties for which advice and services we and our affiliates have received and would expect to receive compensation, including among other things, during the past two years, (a) with respect to OTF, currently serving as a lender on its senior secured credit facility, (b) with respect to OTF II, currently serving as a lender on its senior secured credit facility and currently providing financial advisory services in connection with potential capital markets transactions, (c) with respect to Blue Owl, currently serving as a lender on its senior secured credit facility and serving as financial advisor to Blue Owl in connection with its acquisition of Kuvare Asset Management, which was consummated in July 2024, (d) with respect to the following Blue Owl Entities, currently serving as Left Lead Arranger, Administrative Agent or Joint Lead Arranger on their respective credit facilities: Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl, Blue Owl Technology Finance Corp., Blue Owl Technology Finance Corp. II, Blue Owl Technology Income Corp., ACM ELF E SUB II LLC, Blue Owl Real Estate Net Lease Trust and Blue Owl Real Estate Net Lease Property Fund LP, (e) with respect to Oak Street Real Estate Capital Fund IV, LP, currently serving as a bilateral lender on its credit facility, (f) with respect to Blue Owl RE Fund VI Collector LLC, currently serving as a participant lender on its credit facility, and (g) with respect to Blue Owl Capital Corporation, currently serving as lead financial advisor to Blue Owl Capital Corporation in connection with its merger with Blue Owl Capital Corporation III, which was announced in August 2024. We and our affiliates, including members of the Deal Team, may in the future provide investment banking and other financial advice and services to the Blue Owl Entities and their respective affiliates and other related parties for which advice and services we and our affiliates would expect to receive compensation, including, without limitation, serving as Administrative Agent and leading the amendment and extension of OTF’s senior secured credit facility and serving as Administrative Agent and leading the amendment and extension of OTF II’s senior secured credit facility. Furthermore, as we advised the Committee prior to our engagement by the Committee, and as the Committee was aware, prior to our engagement by the Committee, members of the Deal Team engaged in discussions with OTF II and its board of directors regarding the potential engagement by OTF II of Truist Securities, Inc. in connection with a potential transaction between OTF II and OTF on the same day such members engaged in discussions with OTF and the Board regarding the potential engagement by OTF of Truist Securities, Inc. in connection with such a transaction. We are a full-service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Blue Owl Entities, their respective affiliates and other related parties and any other company that may be involved in the Transaction, as well as provide investment banking
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and other financial services to such companies. In addition, we and our affiliates (including Truist Bank and Truist Financial Corporation) may have other financing and business relationships with the Blue Owl Entities and their respective affiliates and other related parties.
This Opinion is furnished for the use of the Committee (in its capacity as such) in connection with its evaluation of the Merger and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Committee, the Board, OTF, OTF II, the Advisers, any security holder of OTF, OTF II or the Advisers, or any other party as to how to act or vote with respect to any matter relating to the Transaction or otherwise. The issuance of this Opinion has been approved by an internal committee of Truist Securities, Inc. authorized to approve opinions of this nature.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio provided for in the Merger pursuant to the Agreement is fair, from a financial point of view, to OTF.

Very truly yours,

TRUIST SECURITIES, INC.

/s/ Truist Securities, Inc.
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ANNEX D: OPINION OF GREENHILL & CO., LLC, A FINANCIAL ADVISOR TO THE OTF II SPECIAL COMMITTEE
November 12, 2024
Special Committee of the Board of Directors
Blue Owl Technology Finance Corp. II
399 Park Avenue
New York, New York 10022
Members of the Special Committee:
We understand that Blue Owl Technology Finance Corp. II (“OTF II”), Blue Owl Technology Finance Corp. (“OTF”) and Oriole Merger Sub Inc. (“Merger Subsidiary”) propose to enter into an Agreement and Plan of Merger (the “Merger Agreement”), which provides, among other things, for the merger (the “Merger”) of Merger Subsidiary, a Maryland corporation and wholly-owned direct consolidated subsidiary of OTF, with and into OTF II, as a result of which OTF II will be the surviving company in the Merger (the “Surviving Company”). Immediately after the Merger, the Surviving Company will merge with and into OTF (the “Second Merger”), with OTF as the surviving company in the Second Merger. The term “Effective Time” shall be the date and time when the Merger becomes effective as set forth in the articles of merger with respect to the Merger. Each share of common stock, par value $0.01 per share, of Merger Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Company. All shares of common stock, par value $0.01 per share, of OTF II (the “OTF II Common Stock”) issued and outstanding immediately prior to the Effective Time that are owned by OTF or any of its consolidated subsidiaries (including Merger Subsidiary) shall be cancelled and shall cease to exist and no shares of common stock, par value $0.01 per share, of OTF (the “OTF Common Stock”) or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”). Each share of OTF II Common Stock issued and outstanding immediately prior to the Effective Time, except for the Cancelled Shares, shall be converted, in accordance with the procedures set forth in the Merger Agreement, into the right to receive a number of shares of OTF Common Stock equal to the Exchange Ratio (as defined below) (the “Consideration”).
The term “Exchange Ratio” shall mean the ratio calculated as the quotient (rounded to the fourth nearest decimal) of the OTF II per share net asset value (“NAV”) and the OTF per share NAV in accordance with the Merger Agreement. The terms and conditions of the Merger are more fully set forth in the Merger Agreement. We understand that OTF is an affiliate of OTF II by virtue of the respective investment advisers of each being under common control of Blue Owl Capital Inc. (“Blue Owl”, and collectively with OTF and OTF II, the “Parties”).
Pursuant to the Merger Agreement, the OTF II per share NAV and the OTF per share NAV will each be determined as of a date selected by OTF II and OTF, no earlier than 48 hours (excluding Sundays and holidays) prior to the effective time of the Merger (the “Determination Date”). With the consent of OTF II and the Special Committee, we have assumed, without independent verification, for purposes of our analyses and this opinion, that the OTF II per share NAV will be $15.62 as of the Determination Date and that the OTF per share NAV will be $17.09 as of the Determination Date, in each case, based on the assumed NAV date of March 31, 2025 per management's projections, and that based on these estimates, the Exchange Ratio would be 0.9141.
You have asked for our opinion as to whether, as of the date hereof, the Consideration to be received by the holders of OTF II Common Stock pursuant to the Merger Agreement is fair, from a financial point of view, to such holders, other than those which are affiliates of OTF, either by virtue of their ownership of OTF Common Stock or otherwise. We have not been requested to opine as to, and our opinion does not in any manner address the underlying business decision to proceed with or effect the Merger, or the relative merits of the Merger as compared to other potential strategies or transactions that may be available to OTF II.
For purposes of the opinion set forth herein, we have:
1.reviewed the draft of the Merger Agreement dated as of November 12, 2024 and certain related documents, including the proposed Second Articles of Amendment and Restatement of OTF to be approved by the holders of OTF Common Stock as a condition to completion of the Merger;
2.reviewed certain publicly available financial statements as well as certain other publicly available business, operating and financial information relating to each of OTF II and OTF;
3.reviewed certain historical financial valuations of portfolio investments of each of OTF II and OTF prepared by their respective investment advisers and by a third-party valuation services provider, Kroll, LLC, and provided to us for our use by management of each of OTF II and OTF (the “Portfolio Valuations”);
4.reviewed certain information, including financial forecasts and other financial and operating data, concerning OTF II and OTF supplied to or discussed with us by management of OTF II, including certain financial forecasts for OTF II and OTF prepared by the management of OTF II and approved for our use by the Special Committee (the “Special Committee”) of the Board of Directors (the “Board”) of OTF II, (the “OTF II Forecasts” and the “OTF Forecasts”, respectively, and together the “Forecasts”);
5.reviewed certain information regarding the amount and timing of potential cost efficiencies and financial and operational benefits anticipated from the Merger provided to us by management of OTF and approved for our use by the Special Committee (“Synergies”);
6.discussed the past and present operations and financial condition and the prospects of OTF II and OTF with representatives of Blue Owl on behalf of OTF II and OTF;
7.reviewed the financial terms, to the extent publicly available, of certain transactions that we deemed relevant, including those of similar mergers of affiliated business
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development companies conducted in reliance on Rule 17a- 8 under the Investment Company Act of 1940, as amended;
8.reviewed certain financial information and trading valuations of certain publicly traded companies that we deemed relevant;
9.analyzed the values of OTF II Common Stock, OTF Common Stock and the pro forma combined company derived by discounting future cash flows and a terminal value at discount rates we deemed appropriate;
10.analyzed OTF II’s ownership in the pro forma combined company and the relative contribution of OTF II to the pro forma combined company based upon a number of metrics that we deemed relevant; and
11.performed such other analyses and considered such other factors as we deemed appropriate.
We have assumed and relied upon, without independent verification, the accuracy and completeness of the information and data publicly available, supplied or otherwise made available to, or reviewed by or discussed with us. With respect to the OTF II Forecasts, we have assumed that they were reasonably prepared on a basis reflecting the best currently available estimates and good faith judgments of the management of OTF II, and we have relied upon the OTF II Forecasts in arriving at our opinion. With respect to the OTF Forecasts and the Synergies, we have assumed that they were reasonably prepared on a basis reflecting the best currently available estimates and good faith judgments of the management of OTF, and we have relied upon the OTF Forecasts and the Synergies in arriving at our opinion. We express no opinion with respect to the OTF II Forecasts, the OTF Forecasts or the Synergies or the assumptions upon which they are based. We have not made any independent evaluation, valuation or appraisal of the assets or liabilities (contingent or otherwise) of OTF II or OTF, nor have we been furnished with any such evaluation or appraisal, other than the Portfolio Valuations. We have assumed, with your consent, that the Merger will be treated as a tax-free reorganization for federal income tax purposes. We have assumed that the Merger will be consummated in accordance with the terms set forth in the final, executed Merger Agreement, which we have further assumed will be identical in all material respects to the latest draft thereof we have reviewed, and without waiver of any material terms or conditions set forth in the Merger Agreement. We have further assumed that all governmental, regulatory and other consents and approvals necessary for the consummation of the Merger will be obtained without any effect on OTF II, OTF, the Merger or the contemplated benefits of the Merger in any way meaningful to our analysis. We are not legal, regulatory, accounting or tax experts and have relied on the assessments made by OTF II and OTF and their respective advisors with respect to such issues. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion.
We were not requested to and did not provide advice concerning the structure, the specific amount of consideration, or any other aspects of the sale, or to provide services other than the
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delivery of this opinion. We were not requested to and did not solicit any expressions of interest from any other parties with respect to the sale of OTF II or any other alternative transaction. We were not requested to and did not participate in the discussions or negotiations with respect to the terms of the Merger. Consequently, we have assumed that such terms are the most beneficial terms from OTF II’s perspective that could under the circumstances be negotiated among the parties to the Merger, and no opinion is expressed as to whether any alternative transaction might produce consideration for the holders of OTF II Common Stock in an amount in excess of that contemplated in the Merger.
We have acted as financial advisor to the Special Committee of the Board of OTF II in connection with the Merger and will receive a fee for rendering this opinion and for other services rendered in connection with the Merger, a significant portion of which is contingent on the consummation of the Merger. In addition, OTF II has agreed to indemnify us for certain liabilities arising out of our engagement.
As stated in our written disclosure letter dated November 1, 2024 (the “Disclosure Letter”), we and our affiliates comprise a full-service securities firm engaged in securities trading activities as well as providing investment banking and financial advisory services. We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to the Parties (as defined in the Disclosure Letter) and have received or in the future may receive compensation for the rendering of these services. In the ordinary course of business, we and our affiliates may provide investment banking and other financial services to, and/or acquire, hold or sell, for our own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) and related derivatives of, the Parties, its subsidiaries and affiliates. In addition, we and our affiliates and certain of our respective employees, may from time to time acquire, hold or make direct or indirect investments in, or otherwise finance a wide variety of companies, including any prospective purchasers of the Parties, its subsidiaries, affiliates, or divisions, or their respective equity or assets. We further note that we and our affiliates have covered, and continue to cover, certain of the Parties and have ordinary-course conversations with such Parties concerning their respective businesses, industry outlook and market trends, and potential business combinations, divestitures, acquisitions and other transactions, as is customary for any entity covered by us and/or our affiliates.
It is understood that this letter is solely for the information of the Special Committee and is rendered to the Special Committee in connection with their consideration of the Merger and may not be used for any other purpose or relied upon by any other person without our prior written consent. This opinion addresses only the fairness from a financial point of view to the holders of OTF II Common Stock as of the date hereof, other than those which are affiliates of OTF, of the Consideration to be received by such holders pursuant to the Merger Agreement. We are not expressing any view or opinion as to any other terms or aspect of the Merger Agreement or the Merger or any agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger, including as to the fairness of the Merger to, or any consideration to be received in connection with the Merger, by holders of any other class of securities, any creditors or any other constituencies of OTF II. We are also not expressing any
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view or opinion as to the impact of the Merger on the solvency or the viability of OTF II or OTF or their ability to pay their respective obligations when they come due. In particular, we express no view or opinion as to the prices at which the OTF Common Stock will trade at any future time, if and to the extent such shares of OTF Common Stock are listed for trading on a national securities exchange. We express no view or opinion with respect to the amount or nature of any compensation to any officers, directors or employees of OTF II, or any class of such persons relative to the Consideration to be received by the holders of the OTF II Common Stock in the Merger or with respect to the fairness of any such compensation. We also express no view or opinion regarding matters that require legal, regulatory, accounting, insurance, tax, environmental, executive compensation or other similar professional advice and we assume that opinions, counsel and interpretations regarding such matters have been or will be obtained from the appropriate professional sources. This opinion has been approved by our fairness committee. This opinion is not intended to be and does not constitute a recommendation to the members of the Special Committee as to whether they should approve the Merger or the Merger Agreement or take any other action in connection therewith, nor does it constitute a recommendation as to how any stockholder of OTF II should vote or otherwise act with respect to the Merger.
Based on and subject to the foregoing, including the limitations and assumptions set forth herein, we are of the opinion that as of the date hereof the Consideration to be received by the holders of OTF II Common Stock pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.

Very best regards,

GREENHILL & CO., LLC

By:	/s/ Sam Schwartz
Sam Schwartz
Managing Director
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ANNEX E: OPINION OF MORGAN STANLEY & CO. LLC, A FINANCIAL ADVISOR TO THE OTF II SPECIAL COMMITTEE
Morgan Stanley
November 12, 2024
Special Committee of the Board of Directors
Blue Owl Technology Finance Corp. II
399 Park Ave, 38th Floor
New York, NY 10022
Members of the Special Committee of the Board of Directors:
We understand that Blue Owl Technology Finance Corp. II, a Maryland corporation (“OTF II”), Blue Owl Technology Finance Corp., a Maryland corporation ("OTF"), Oriole Merger Sub Inc., a Maryland corporation (“Merger Sub”), and solely for purposes of specified sections thereof, Blue Owl Technology Credit Advisors LLC, a Delaware limited liability company (“OTF Adviser”), and Blue Owl Technology Credit Advisors II LLC, a Delaware limited liability company (“OTF II Advisor”), propose to enter into an Agreement and Plan of Merger substantially in the form of the draft dated November 12, 2024 (the “Merger Agreement”), which provides, among other things, for (a) the merger (the “Merger”) of Merger Sub with and into OTF II, with OTF II as the surviving company in the Merger (the “Surviving Company”) and (b) immediately after the Merger and the Terminations (as defined in the Merger Agreement), the merger of the Surviving Company with and into OTF, with OTF as the surviving company (the “Second Merger” and, together with the Merger, the “Transaction”). Pursuant to the Merger Agreement, each share of common stock, par value $0.01 per share, of OTF II (the “OTF II Common Stock”) issued and outstanding immediately prior to the effective time of the Merger, other than shares of OTF II Common Stock owned by OTF or any of its consolidated subsidiaries, will be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of OTF (the “OTF Common Stock”) equal to the exchange ratio (the “Exchange Ratio”), which shall be calculated as the quotient (rounded to the fourth nearest decimal) of the OTF II Per Share NAV divided by the OTF Per Share NAV, in each case determined as of the date specified in, and calculated in accordance with, the Merger Agreement.
We understand that OTF II has estimated (the “Estimates”) that the OTF II Per Share NAV will be approximately $15.62 as of March 31, 2025, and that the OTF Per Share NAV will be approximately $17.09 as of March 31, 2025 (taking into account OTF II management assumptions regarding transaction expenses), and that, based upon the Estimates and assuming both that OTF II will call approximately $1,554,091,400 of capital and that OTF II will pay a pre-closing distribution to holders of OTF II Common Stock of $68,111,023 (the “Capital and Distribution Assumptions”), the Exchange Ratio would be 0.9141. The terms and conditions of the Transaction are more fully set forth in the Merger Agreement.
You have asked for our opinion as to whether, based upon the Estimates and the Capital and Distribution Assumptions, the Exchange Ratio pursuant to the Merger Agreement is fair, from a financial point of view, to the holders of OTF II Common Stock.

For purposes of the opinion set forth herein, we have:
1)Reviewed certain publicly available financial statements and other business and financial information relating to OTF and OTF II;
2)Reviewed certain internal financial statements and other financial and operating data concerning OTF and OTF II provided by OTF and OTF II, respectively, and approved for our use by the Special Committee of the Board of Directors of OTF II (the “Special Committee”);
3)Reviewed certain financial projections concerning OTF and OTF II provided by OTF and OTF II, respectively, and approved for our use by the Special Committee;
4)Reviewed information relating to certain strategic, financial and operational benefits anticipated from the Transaction prepared by OTF and OTF II, respectively, and approved for our use by the Special Committee;
5)Reviewed estimates of the fair value for certain investments held by OTF and OTF II as of June 30, 2024 prepared by a third party valuation firm (the “Valuation Reports”)
6)Discussed the past and current operations and financial condition and the prospects of OTF and OTF II, including information relating to certain strategic, financial and operational benefits anticipated from the Transaction, with representatives of OTF and OTF II;
7)Performed a pro forma contribution analysis using financial forecasts and estimates prepared by OTF II and approved for our use by the Special Committee;
8)Performed a financial impacts analysis using financial forecasts and estimates prepared by OTF II and approved for our use by the Special Committee;
9)Compared certain financial metrics for OTF and OTF II with similar information for certain publicly traded companies comparable to OTF and OTF II, respectively;
10)Performed a dividend discount analysis with respect to each of OTF and OTF II using financial forecasts and estimates concerning OTF and OTF II provided by OTF and OTF II, respectively, and approved for our use by the Special Committee;
11)Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;
12)Participated in certain discussions and negotiations with representatives of OTF and OTF II and their financial and legal advisors;
13)Reviewed a draft, dated November 12, 2024, of the Merger Agreement; and
14)Performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.
We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by or on behalf of OTF and OTF II, and formed a substantial basis for this opinion. With respect to the financial projections, including information relating to certain strategic, financial and operational benefits anticipated from the Transaction, we have assumed that they have been reasonably prepared on bases reflecting the best currently available
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estimates and judgments of the management of OTF and OTF II of the future financial performance of OTF and OTF II. In particular, we are not experts in the evaluation of loans and have not reviewed or analyzed any individual loans or the potential performance thereof. In addition, we have assumed that the Transaction will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the Transaction will be treated as a tax-free reorganization pursuant to the Internal Revenue Code of 1986, as amended, and that the definitive Merger Agreement will not differ from the draft thereof furnished to us in any respect material to our analysis. Morgan Stanley has assumed that in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the proposed Transaction, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Transaction. We are not legal, tax, or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of OTF II and its legal, tax or regulatory advisors with respect to legal, tax and regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the officers, directors or employees of any party to the Transaction (or their respective affiliates), or any class of such persons, whether relative to the Exchange Ratio or otherwise. We have not made any independent valuation or appraisal of the assets or liabilities of OTF, OTF II or any of their subsidiaries, nor have we been furnished with any such valuations or appraisals, except, to the extent they could be considered such, for the Valuation Reports (upon which we have relied without independent investigation). We do not express any view on, and this opinion does not address, any other term or aspect of the Merger Agreement or the transactions contemplated thereby or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection therewith.
Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information, including the Estimates and the Capital and Distribution Assumptions, made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion. In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any party with respect to any acquisition, business combination or other extraordinary transaction, involving OTF II, nor did we negotiate with any of the parties, other than OTF, which expressed interest to Morgan Stanley in the possible acquisition of OTF II or certain of its constituent businesses.
This opinion does not address the relative merits of the transactions contemplated by the Merger Agreement as compared to other business or financial strategies that might be available to OTF II, nor does it address the underlying business decision of OTF II to enter into the Merger Agreement or proceed with any other transaction contemplated by the Merger Agreement.
We have acted as financial advisor to the Special Committee in connection with the Transaction and will receive a fee for our services, a portion of which became payable on the delivery of this opinion and a substantial portion of which is contingent upon the closing of the Merger. In the two years prior to the date hereof, we have provided financial advisory and financing services to Blue Owl Capital Inc. and have received fees in connection with such services. In addition, Morgan Stanley or an affiliate thereof currently acts as a lender to Blue Owl Capital Inc. with respect to a revolving credit facility. Morgan Stanley may also seek to provide financial advisory
Annex E-3

and financing services to OTF II, OTF and their respective affiliates in the future and would expect to receive fees for the rendering of these services.
Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of OTF, OTF II or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument.
This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Special Committee and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing OTF II is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. In addition, this opinion does not in any manner address the prices at which the OTF Common Stock will trade following consummation of the Merger or at any time and Morgan Stanley expresses no opinion or recommendation as to how the stockholders of OTF or OTF II should vote at the stockholders’ meetings to be held in connection with the Merger or in connection with any other matter. Nor do we express any opinion as to the net asset value per share of OTF Common Stock or OTF II Common Stock or as to what the OTF Per Share NAV or the OTF II Per Share NAV will be at any time.
Based on and subject to the foregoing, we are of the opinion on the date hereof that, based upon the Estimates and the Capital and Distribution Assumptions, the Exchange Ratio pursuant to the Merger Agreement is fair, from a financial point of view, to the holders of OTF II Common Stock.

Very truly yours,

MORGAN STANLEY & CO. LLC

By:	/s/ Samantha C. Owades
Name: Samantha C. Owades
Title: Managing Director
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ANNEX F: FORM OF AMENDED OTF CHARTER
BLUE OWL TECHNOLOGY FINANCE CORP.
SECOND ARTICLES OF AMENDMENT AND RESTATEMENT
FIRST: Blue Owl Technology Finance Corp., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:
Article I. NAME
The name of the corporation (the “Corporation”) is: Blue Owl Technology Finance Corp.
Article II. PURPOSES AND POWERS
The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force, including, without limitation or obligation, engaging in business as a business development company under the Investment Company Act of 1940, as amended (together with any rules and regulations and any applicable guidance and/or interpretations of the Securities and Exchange Commission (the “SEC”) or its staff promulgated thereunder, the “1940 Act”).
Article III. PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The name of the resident agent of the Corporation in the State of Maryland is ~~The Corporation Trust Incorporated~~United Agent Group Inc., whose address is ~~2405 York Road, Suite 201, Lutherville Timonium~~2 Wisconsin Circle #700, Chevy Chase, Maryland ~~21093~~20815. The street address of the principal office of the Corporation in the State of Maryland is c/o ~~The Corporation Trust Incorporated, 2405 York Road, Suite 201, Lutherville Timonium~~United Agent Group Inc., 2 Wisconsin Circle #700, Chevy Chase, Maryland ~~21093~~20815.
Article IV. PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS
OF THE CORPORATION AND OF
THE STOCKHOLDERS AND DIRECTORS
Section 4.01 Number, Vacancies, Classification and Election of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation (the “Directors”) is ~~seven~~six, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws, or the Charter, but shall never be less than the minimum number required by the MGCL. A director shall have the qualifications, if any, specified in the Bylaws. The names of the directors who shall serve until their successors are duly elected and qualify are:
Edward D’Alelio - Class 1 Director (as defined below)
Eric Kaye - Class 2 Director (as defined below)
~~Douglas I. Ostrover~~Craig W. Packer - Class ~~3~~1 Director (as defined below)
Christopher M. Temple - Class 3 Director (as defined below)
~~Alan Kirshenbaum~~Melissa Weiler - Class ~~1~~3 Director (as defined below)
~~Edward D’Alelio - Class 1 Director (as defined below)~~
~~Brian Finn~~Victor Woolridge - Class 2 Director (as defined below)
~~Craig W. Packer - Class 1 Director (as defined below)~~
The Board of Directors may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors in the manner provided in the Bylaws.

The Corporation elects at such time as it becomes eligible pursuant to Section 3-802 of the MGCL to make the election as provided for under Section 3-804(c) of the MGCL that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares or as may be required by the 1940 Act, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.
On the date of the Commencement of the Private Placement, the Directors (other than any Director elected solely by holders of one or more classes or series of Preferred Shares in connection with dividend arrearages) shall be classified, with respect to the terms for which they severally hold office, into three classes, as determined by the Board of Directors, as nearly equal in size as is practicable. The term of office of one class of Directors (the “Class 1 Directors”) shall expire at the first annual meeting of Stockholders following the Commencement of the Private Placement, the term of office of another class of Directors (the “Class 2 Directors”) shall expire at the second annual meeting of Stockholders following the Commencement of the Private Placement and the term of office of the remaining class of Directors (the “Class 3 Directors”) shall expire at the third annual meeting of the Stockholders following the Commencement of the Private Placement, and, in each case, when their respective successors are duly elected and qualify. At each annual meeting of Stockholders, commencing with the annual meeting next following the Commencement of the Private Placement, the successors to the class of Directors whose term expires at such meeting shall be elected to hold office for a term expiring at the third succeeding annual meeting of Stockholders following the meeting at which they were elected and until their respective successors are duly elected and qualify.
Section 4.02 Extraordinary Actions. Except as specifically provided in Section 4.08 (relating to removal of Directors), in Section 7.02 (relating to certain actions and amendments to the Charter) ~~and in Section 7.03 (relating to certain actions)~~, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of Stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.
Section 4.03 Election of Directors. Except as otherwise provided in the Bylaws of the Corporation, each director shall be elected by a majority of the votes case at a meeting of Stockholders duly called and at which a quorum is present.
Section 4.04 Quorum. The presence in person or by proxy of holders of Shares of the Corporation entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of Stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements or the Charter, requires approval by a separate vote of one or more classes or series of Shares, in which case the presence in person or by proxy of Stockholders entitled to cast a majority of the votes entitled to be cast by such classes or series of Shares on such matter shall constitute a quorum. To the extent permitted by Maryland law as in effect from time to time, the foregoing quorum provision may be changed by the Bylaws.
Section 4.05 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration, if any, as the Board of Directors may deem advisable (including compensation for the Directors or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.
Section 4.06 Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified Shares pursuant to Section 5.04 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Corporation which the Corporation may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting Stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon such terms and conditions specified by the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of Shares, or any proportion of the Shares thereof, to a particular transaction or all transactions
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occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.
Section 4.07 Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors not inconsistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of Shares: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, purchase of Shares or the payment of other distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been set aside, paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption of any class or series of Shares) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any Shares; the number of Shares of any class or series of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any Person, corporation, association, company, trust, partnership (limited or general) or other entity; the compensation of directors, officers, employees or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.
Section 4.08 Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Directors, from and after the Commencement of the Private Placement any Director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of at least 75% of the votes entitled to be cast generally in the election of Directors, voting together as a single class. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.
Section 4.09 Stockholder Action by Unanimous Written Consent. Any action required or permitted to be taken by the Stockholders, unless such action is taken at a duly called annual or special meeting of Stockholders, may only be taken by the unanimous written consent of all Stockholders entitled to vote thereon.
Section 4.10 Exclusive Forum. All Stockholders shall be subject to the forum selection provisions for any direct or derivative action or proceeding as may be set forth in the Bylaws.
Article V. STOCK
Section 5.01 Authorized Shares. The Corporation has authority to issue ~~500,000,000~~1,000,000,000 Shares, initially consisting of ~~500,000,000~~1,000,000,000 shares of common stock, $0.01 par value per share (“Common Shares”), and no shares of preferred stock, $0.01 par value per share (“Preferred Shares”). The aggregate par value of all authorized Shares having par value is $~~5,000,000.00~~10,000,000.00. If Shares of one class or series are classified or reclassified into Shares of another class or series pursuant to this Article VI, the number of authorized Shares of the former class or series shall be automatically decreased and the number of Shares of the latter class or series shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes and series that the Corporation has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Corporation has authority to issue.
Section 5.02 Common Shares. Each Common Shares shall entitle the holder thereof to one vote. The Board may reclassify any unissued shares of Common ~~Stock~~Shares from time to time into one or more classes or series of stock.
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Section 5.03 Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one or more classes or series of Shares.
Section 5.04 Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers (including exclusive voting rights, if any), restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.04 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other charter document filed with the State Department of Assessments and Taxation of Maryland.
Section 5.05 Charter and Bylaws. All Persons who acquire Shares of the Corporation acquire the same, and the rights of all Stockholders and the terms of all Shares are, subject to the provisions of the Charter and the Bylaws. The Board of Directors shall have the exclusive power, at any time, to make, alter, amend or repeal the Bylaws.
Section 5.06 No Issuance of Share Certificates. Unless otherwise provided by the Board of Directors, the Corporation shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Corporation. To transfer his or her Shares, a Stockholder shall submit an executed form to the Corporation, which form shall be provided by the Corporation upon request. Such transfer also will be recorded on the books of the Corporation. Upon issuance or transfer of Shares, the Corporation will provide the Stockholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MGCL or other applicable law.
Section 5.07 Right of Inspection.. A Stockholder that is otherwise eligible under applicable law to inspect the Corporation’s books of account, stock ledger, or other specified documents of the Corporation shall have no right to make such inspection if the Board of Directors determines that such stockholder has an improper purpose for requesting such inspection.
Article VI. LIABILITY LIMITATION AND INDEMNIFICATION
Section 6.01 Limitation of Director and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.
Section 6.02 Indemnification. Subject to any limitations set forth under Maryland law or the 1940 Act, the Corporation shall indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, or (ii) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The Corporation may, with the approval of the Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The Board may take such action as is necessary to carry out this Section 6.02.
Section 6.03 1940 Act Limitation on Indemnification. The provisions of this Article ~~VII~~VI shall be subject to the requirements and limitations of the 1940 Act.
Annex F-4

Section 6.04 Amendment or Repeal. Neither the amendment nor repeal of this Article ~~XI~~VI, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article ~~XI~~VI, shall apply to or affect in any respect the applicability of the preceding sections of this Article ~~XI~~VI with respect to any act or failure to act which occurred prior to such amendment, repeal, or adoption.
Article VII. AMENDMENTS
Section 7.01 Amendments Generally. The Corporation reserves the right from time to time, upon the requisite approval by the Board of Directors and/or the Stockholders, to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation.
Section 7.02 Approval of Certain Extraordinary Actions and Charter Amendments.
a.Required Votes. The affirmative vote of the Stockholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of Directors, with holders of each class or series of Shares voting as a separate class:
i.Any amendment to the Charter to make Common Shares a “redeemable security” and any other proposal to convert the Corporation from a “closed-end company” to an “open-end company” (as defined in the 1940 Act);
ii.The liquidation or dissolution of the Corporation and any amendment to the Charter to effect any such liquidation or dissolution;
iii.Any amendment to, or any amendment inconsistent with, the provisions of, Section 4.01, Section 4.02, Section 4.08, Section 4.09, Section 5.05, or this Section ~~7.03~~7.02 of this Charter;
iv.Any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of the assets of the Corporation that the MGCL requires be approved by the Stockholders; and
v.Any transaction between (A) the Corporation and (B) a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, or any successor provision), that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally, or any person controlling, controlled by or under common control with, or employed by or acting as an agent of, any such person or member of such group;
provided, however, that, if the Continuing Directors (as defined herein), by a vote of at least majority of such Continuing Directors, in addition to approval by the Board of Directors, approve such proposal, transaction or amendment referred to in (i)-(v) above, the affirmative vote of the holders of a majority of the votes entitled to be cast on the matter shall be sufficient to approve such proposal, transaction or amendment; and provided further, that, with respect to any transaction referred to in (a)(v) above, if such transaction is approved by the Continuing Directors, by a vote of at least majority of such Continuing Directors, no stockholder approval of such transaction shall be required unless the MGCL or another provision of the charter or Bylaws otherwise requires such approval.
For the purposes of this Article XII:
a.~~a~~  “Continuing Director” means (i) the directors identified in Section 4.01, (ii) the directors whose nomination for election by the stockholders or whose election by the Board of Directors to fill vacancies on the Board of Directors is approved by a majority of the directors identified in Section 4.01, who are on the Board at the time of the nomination or election, as applicable, or (iii) any successor directors whose nomination for election by the stockholders or whose election by the Board of Directors to fill vacancies is approved by a majority of the Continuing Directors or successor Continuing Directors, who are on the Board at the time of the nomination or election, as applicable.
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Article VIII. TRANSFER RESTRICTIONS
During the Restricted Period, a Stockholder shall not transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber (collectively, “Transfer”) any shares of Common Shares acquired prior to the listing of the Common Shares on a national securities exchange (the “Listing”) to any person or entity unless (i) the Board of Directors provides prior written consent and (ii) the Transfer is made in accordance with applicable securities and other laws. The “Restricted Period” is through 180 days after the date of the Listing for all of the shares of Common Shares held by a Stockholder prior to the date of the Listing, 270 days after the date of the Listing for two-thirds of the shares of Common Shares held by a Stockholder prior to the date of the Listing and 365 days after the date of the Listing for one-third of the shares of Common Shares held by a Stockholder prior to the date of the Listing. The Board of Directors may impose certain conditions in connection with granting its consent to a Transfer. Any purported Transfer of any shares of Common Shares effected in violation of this Article VIII shall be void ab initio and shall have no force or effect, and the Corporation shall not register or permit registration of (and shall direct its transfer agent, if any, not to register or permit registration of) any such purported Transfer on its books and records.
THIRD: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.
FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.
FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.
SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article ~~V~~IV of the foregoing amendment and restatement of the charter.
SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately before the amendment to the Charter as set forth above was ~~100,000,000 shares of stock, with a~~500,000,000 Common Shares, par value of $0.01 per share, ~~amounting in aggregate to $1,000,000.00.~~and no Preferred Shares, $0.01 par value per share. The aggregate par value of all authorized Shares having par value was $5,000,000.00.
EIGHTH: The total number of shares of stock which the Corporation had authority to issue immediately after the amendment to the Charter as set forth above is ~~500,000,000 shares of stock, with a~~1,000,000,000 Common Shares, par value of $0.01 per share, ~~amounting in aggregate to $5,000,000.00.~~and no Preferred Shares, $0.01 par value per share. The aggregate par value of all authorized Shares having par value is $10,000,000.00.
NINTH: The undersigned acknowledges these Second Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of the undersigned’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
-Signature page follows-
Annex F-6

IN WITNESS WHEREOF, the Corporation has caused these Second Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Operating Officer and attested to by its Secretary on the ~~9th~~[     ]th day of ~~August, 2018~~[     ], 20[     ].

ATTEST:	BLUE OWL TECHNOLOGY FINANCE CORP.

~~Victor Lopez~~Neena Reddy	~~Alan Kirshenbaum~~Jonathan Lamm
Secretary	Chief Operating Officer
Annex F-7

PART C
Other Information
Item 15. Indemnification
Section 2-418 of the MGCL allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. The charter of OTF obligates OTF, subject to the limitations of the MGCL and the requirements of the 1940 Act, to indemnify (i) any present or former director or officer; or (ii) any individual who, while a director or officer and at OTF’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee; from and against any claim or liability to which the person or entity may become subject or may incur by reason of such person’s service in that capacity, and to pay or reimburse such person’s reasonable expenses as incurred in advance of final disposition of a proceeding.
So long as OTF is regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.
Blue Owl Technology Credit Advisors LLC and its affiliates (each, an “Indemnitee”) are not liable to OTF for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in OTF best interests absent such Indemnitee’s gross negligence, bad faith, reckless disregard or willful malfeasance or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of OTF who is not an affiliate of such Indemnitee, provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.
OTF will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, unless it is established that (i) an act or omission of the Indemnitee was material and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty or (ii) the Indemnitee actually received an improper personal benefit in money, property or services and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. OTF may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.
Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of OTF pursuant to the foregoing provisions, or otherwise, OTF has been advised that in the opinion of the SEC such indemnification is against public policy as expressed Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by OTF of expenses incurred or paid by a director, officer or controlling person of OTF in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, OTF will, unless in the opinion of OTF’s counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by OTF is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit Number	Description

(1)
Articles of Amendment and Restatement, dated August 9, 2018, as amended through June 22, 2023 (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q, filed on August 11, 2023).

(2)	Amended and Restated Bylaws, dated July 6, 2023 (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed on June 22, 2023).

(3)	Not Applicable.

(4)
Agreement and Plan of Merger among Blue Owl Technology Finance Corp., Blue Owl Technology Finance Corp. II, Oriole Merger Sub Inc., Blue Owl Technology Credit Advisors LLC (for the limited purposes set forth therein) and Blue Owl Technology Credit Advisors II LLC (for the limited purposes set forth therein), dated as of November 12, 2024 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on November 13, 2024).

(5)(a)	Form of Subscription Agreement (incorporated by reference to Exhibit 4.1 to Amendment No. 1 to the Company’s Registration Statement on Form 10, filed on September 17, 2018).

(5)(b)
Indenture, dated as of June 12, 2020 by and between Owl Rock Technology Finance Corp. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s current report on Form 8-K filed on June 12, 2020).

(5)(c)
First Supplemental Indenture, dated as of June 12, 2020, relating to the 6.75% notes due 2025, by and between Blue Owl Technology Finance Corp. and Wells Fargo Bank, National Association, as trustee, including the form of global notes attached thereto (incorporated by reference to Exhibit 4.2 to the Company’s current report on Form 8-K filed on June 12, 2020).

(5)(d)	Form of 6.75% notes due 2025 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s current report on Form 8-K filed on June 12, 2020).

(5)(e)
Form of 6.75% notes due 2025 sold in reliance on Rule 501(a)(1), (2), (3) or (7) of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s current report on Form 8-K filed on June 12, 2020).

(5)(f)
Second Supplemental Indenture, dated as of September 23, 2020, relating to the 4.75% notes due 2025, by and between Blue Owl Technology Finance Corp. and Wells Fargo Bank, National Association, as trustee, including the form of global notes attached thereto (incorporated by reference to Exhibit 4.2 to the Company`s current report on Form 8-K filed on September 23, 2020).

(5)(g)	Form of 4.75% notes due 2025 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s current report on Form 8-K filed on September 23, 2020).

(5)(h)
Form of 4.75% notes due 2025 sold in reliance on Rule 501(a)(1), (2), (3) or (7) of the Securities Act, or upon the effectiveness of amendments thereto, Rule 501(a)(9) of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s current report on Form 8-K filed on September 23, 2020).

(5)(i)
Third Supplemental Indenture, dated as of December 17, 2020, relating to the 3.75% notes due 2026, by and between Blue Owl Technology Finance Corp. and Wells Fargo Bank, National Association, as trustee, including the form of global notes attached thereto (incorporated by reference to Exhibit 4.2 to the Company's current report on Form 8-K filed December 17, 2020).

(5)(j)	Form of 3.75% notes due 2026 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s current report on Form 8-K filed on December 17, 2020).

(5)(k)
Form of 3.75% notes due 2026 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s current report on Form 8-K filed on December 17, 2020).

Exhibit Number	Description

(5)(l)
Fourth Supplemental Indenture, dated June 14, 2021, relating to the 2.500% note due 2027, by and between the Company and Wells Fargo Bank, National Association as trustee, including the form of Global Note attached thereto (incorporated by reference to Exhibit 4.1 to the Company's quarterly report on Form 10-Q filed on August 12, 2021).

(6)
Amended and Restated Investment Advisory Agreement between Owl Rock Technology Finance Corp. and Owl Rock Technology Advisors LLC, dated May 18, 2021 (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on May 19, 2021).

(7)	Not Applicable.
(8)	Not Applicable.
(9)
Custody Agreement by and between the Company and State Street Bank and Trust Company, dated August 2018 (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form 10 filed on August 10, 2018).

(10)	Not Applicable.
(11)	Opinion and Consent of Eversheds Sutherland (US) LLP with respect to the legality of shares.*
(12)(a)	Form of Opinion and Consent of Eversheds Sutherland (US) LLP supporting tax matters and consequences to stockholders discussed in the joint proxy statement/prospectus.*
(12)(b)	Form of Opinion and Consent of Eversheds Sutherland (US) LLP supporting tax matters and consequences to stockholders discussed in the joint proxy statement/prospectus.*

(13)(a)
Amended and Restated Administration Agreement between Owl Rock Technology Finance Corp. and Owl Rock Technology Advisors LLC, dated May 18, 2021 (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on May 19, 2021).

(13)(b)	Dividend Reinvestment Plan effective as of August 10, 2018 (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form 10 filed on August 10, 2018).

(13)(c)
License Agreement between the Company and Owl Rock Capital Partners LP, dated August 10, 2018 (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form 10 filed on August 10, 2018).

(13)(d)
Sale and Contribution Agreement dated as of August 11, 2020, between Owl Rock Technology Finance Corp., as Seller and OR Tech Financing I LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company's quarterly report on Form 10-Q filed August 11, 2020).

(13)(e)
Indenture and Security Agreement dated as of December 16, 2020, by and between Owl Rock Technology Financing 2020-1, as Issuer, Owl Rock Technology Financing 2020-1 LLC, as Co-Issuer and State Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.13 to the Company's annual report on Form 10-K filed March 5, 2021).

(13)(f)
Credit Agreement, dated as of November 16, 2021, among ORTF Funding I LLC, as Borrower, the Lenders referred to therein, Goldman Sachs Bank USA, as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company, as Collateral Administrator and Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company's current report on Form 8-K, filed on November 17, 2021).

(13)(g)
Sale and Contribution Agreement, dated as of November 16, 2021, between Owl Rock Technology Finance Corp., as Seller and ORTF Funding I LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company's current report on Form 8-K, filed on November 17, 2021).

(13)(h)
Margining Agreement, dated as of November 16, 2021, between ORTF Funding I LLC, as Borrower, and Goldman Sachs Bank USA, as Administrative Agent and Calculation Agent (incorporated by reference to Exhibit 10.3 to the Company's current report on Form 8-K, filed on November 17, 2021).

(13)(i)
Amended and Restated Senior Secured Credit Agreement, dated as of November 15, 2022, between Owl Rock Technology Finance Corp., the Lenders party thereto and Truist Bank, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on November 18, 2022).

Exhibit Number	Description

(13)(k)
Amended and Restated Credit Agreement, dated as of December 22, 2022, by and among OR Tech Financing I LLC, as Borrower, Alter Domus (US) LLC, as Administrative Agent and Document Custodian, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and the Lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on December 23, 2022).

(13)(l)
First Amendment to Amended and Restated Credit Agreement, dated as of March 30, 2023, by and among OR Tech Financing I LLC, as Borrower, and the Lenders party thereto, and acknowledged by Alter Domus (US) LLC, as Administrative Agent (incorporated by reference to the Company's current report on Form 8-K filed on March 31, 2023).

(13)(m)
Amendment No. 1 to the Credit Agreement, dated as of June 23, 2023, among ORTF Funding I LLC, as Borrower, the Lenders referred to therein, Goldman Sachs Bank USA, as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company, as Collateral Administrator and Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference Exhibit 10.1 to the Company's Current Report on Form 8-K, filed on June 27, 2023).

(13)(n)
License Agreement, dated as of July 6, 2023, between Blue Owl Technology Finance Corp. and Blue Owl Capital Holdings LLC (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed on July 6, 2023).

(13)(o)
First Supplemental Indenture, dated as of July 18, 2023 by and between Owl Rock Technology Financing 2020-1, as Issuer, Owl Rock Technology Financing 2020-1 LLC, as Co-Issuer and State Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed on July 19, 2023).

(13)(p)
Second Supplemental Indenture, dated as of August 23, 2023, by and between Owl Rock Technology Financing 2020-1, as Issuer, Owl Rock Technology Financing 2020-1 LLC, as Co-Issuer and State Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed on August 28, 2023).

(13)(q)
Amended and Restated Collateral Management Agreement, dated as of August 23, 2023, by and between Owl Rock Technology Financing 2020-1 LLC, as Issuer and Blue Owl Technology Credit Advisors LLC, as Collateral Manager (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K, filed on August 28, 2023).

(13)(r)
Amended and Restated Loan Sale Agreement, dated as of August 23, 2023, by and between Blue Owl Technology Finance Corp., as Seller and Owl Rock Technology Financing 2020-1 LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K, filed on August 28, 2023).

(13)(s)
First Amendment to Amended and Restated Senior Secured Credit Agreement, dated as of September 26, 2023, between Blue Owl Technology Finance Corp., the Lenders party thereto and Truist Bank, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed on October 2, 2023).

(13)(t)	Amended and Restated Dividend Reinvestment Plan effective as of May 6, 2024 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed on May 10, 2024).

(13)(u)
Second Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 13, 2024, between Blue Owl Technology Finance Corp., the Lenders party thereto and Truist Bank, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed on June 20, 2024).

(13)(v)
Amendment No. 2 to the Credit Agreement, dated as of October 30, 2024, among ORTF Funding I LLC, as Borrower, the Lenders referred to therein, Goldman Sachs Bank USA, as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company, as Collateral Administrator and Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on November 1, 2024).

Exhibit Number	Description

(13)(w)
Second Amendment to Amended and Restated Credit Agreement, dated as of October 30, 2024, among OR Tech Financing I LLC, as Borrower, and the Lenders party thereto, and acknowledged by Alter Domus (US) LLC, as Administrative Agent and Original Document Custodian and State Street Bank and Trust Company, as Successor Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on November 2, 2024).

(14)(a)	Consent of KPMG LLP (Blue Owl Technology Finance Corp.)*

(14)(b)	Consent of KPMG LLP (Blue Owl Technology Finance Corp. II)*

(14)(c)	Report of KPMG with respect to the “Senior Securities” table (Blue Owl Technology Finance Corp.)*

(14)(d)	Report of KPMG with respect to the “Senior Securities” table (Blue Owl Technology Finance Corp. II)*

(15)	Not Applicable.

(16)	Power of Attorney*

(17)(a)	Consent of RBC Capital Markets, LLC*

(17)(b)	Consent of Truist Securities, Inc.*

(17)(c)	Consent of Greenhill & Co., LLC*

(17)(d)	Consent of Morgan Stanley & Co. LLC*

(17)(e)	Form of Proxy Card of Blue Owl Technology Finance Corp.**

(17)(f)	Form of Proxy Card of Blue Owl Technology Finance Corp. II**

(18)	Filing Fees Table*
__________________
*    Filed herewith.
**    To be filed by amendment.
Item 17. Undertakings.
(1)The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES
As required by the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 22nd day of November, 2024.

BLUE OWL TECHNOLOGY FINANCE CORP.

By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Operating Officer and Chief Financial Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on 22nd day of November, 2024.

Name	Title

/s/ Craig W. Packer	Chief Executive Officer and Director
Craig W. Packer

/s/ Edward D’Alelio	Chairman of the Board, Director
Edward D’Alelio

/s/ Melissa Weiler	Director
Melissa Weiler

/s/ Christopher M. Temple	Director
Christopher M. Temple

/s/ Eric Kaye	Director
Eric Kaye

/s/ Victor Woolridge	Director
Victor Woolridge

/s/ Jonathan Lamm	Chief Operating Officer and Chief Financial Officer
Jonathan Lamm

/s/ Matthew Swatt	Co-Chief Accounting Officer
Matthew Swatt

/s/ Shari Withem	Co-Chief Accounting Officer
Shari Withem